As filed with the U.S. Securities and Exchange Commission on April 29, 2020 File Nos. 811-07763 333-10015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

	FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	92	[X]
	and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	93	[X]

(Check appropriate box or boxes)

LITMAN GREGORY FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

1676 N. California Blvd., Suite 500, Walnut Creek, California 94596

(Address of Principal Executive Offices) (Zip Code)

(925) 254-8999

(Registrant's Telephone Number, including Area Code)

Jeremy L. DeGroot	Copies of Communications to:
1676 N. California Blvd., Suite 500	David A. Hearth, Esq.
Walnut Creek, California 94596	Paul Hastings LLP
(Name and Address of Agent for Service)	101 California Street, 48th Floor
San Francisco, California 94111

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness.

It is proposed that this filing will become effective (check appropriate box)

[X]immediately upon filing pursuant to paragraph (b)

[	]	on	pursuant to paragraph (b)
[	]	60 days after filing pursuant to paragraph (a)(1)
[	]	on (date) pursuant to paragraph (a)(1)
[	]	75 days after filing pursuant to paragraph (a)(2)
[	]	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
[	]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

LITMAN GREGORY FUNDS TRUST

Prospectus

(Share Class – Ticker Symbol)

Litman Gregory Masters Equity Fund - Institutional Class - MSEFX

Litman Gregory Masters International Fund - Institutional Class - MSILX

Litman Gregory Masters Smaller Companies Fund - Institutional Class - MSSFX

Litman Gregory Masters Alternative Strategies Fund - Institutional Class - MASFX

Investor Class - MASNX

Litman Gregory Masters High Income Alternatives Fund - Institutional Class - MAHIX

Investor Class - MAHNX

April 29, 2020

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Litman Gregory Funds Trust’s (the “Trust”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Trust’s website at www.mastersfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from the Trust or your financial intermediary electronically by notifying your financial intermediary directly or, if you are a direct investor, by calling 1-800-960-0188.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Trust, you can call 1-800-960-0188. Your election to receive reports in paper will apply to all Funds in the Trust or held with your financial intermediary.

For More Information	Back Cover

Litman Gregory Masters Equity Fund

Summary Section

Investment Objective

The Litman Gregory Masters Equity Fund (the “Equity Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the Equity Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Equity Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class
None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	1.10%
Other Expenses	0.22%
Interest and Dividend Expenses	0.03%

Total Other Expenses	0.25%

Total Annual Fund Operating Expenses	1.35%
Fee Waiver and/or Expense Reimbursement(1)	-0.11%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.24%

(1)

Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the Equity Fund, has contractually agreed, through April 30, 2021, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Equity Fund’s daily net assets retained by Litman Gregory is 0.40%. This agreement may be terminated at any time by the Board of Trustees of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman Gregory, and Litman Gregory may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. Litman Gregory has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

Example

This example is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$137	$428	$739	$1,624

Portfolio Turnover

The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Equity Fund are held in a taxable account as compared to shares of investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Equity Fund’s performance. During the most recent fiscal year, the Equity Fund’s portfolio turnover rate was 25.02% of the average value of its portfolio.

Principal Strategies

Litman Gregory Fund Advisors, LLC, the advisor to the Equity Fund, believes that it is possible to identify investment managers to serve as sub-advisors who, over a market cycle, have a greater potential to deliver superior returns for a Fund relative to their peer groups. Litman Gregory also believes it can identify sub-advisors whose portfolio managers are skilled stock pickers and who, within the investment portfolios they manage separately from the Fund (their “proprietary funds”), have higher confidence in the return potential of some stocks than others. Litman Gregory believes a portfolio comprised only of these portfolio managers’ “higher confidence” stocks should outperform their proprietary funds over a market cycle.

Based on these beliefs, the Equity Fund’s strategy is to engage a number of proven managers as sub-advisors (each, a “manager” or “sub-advisor”), with each manager investing in the securities of companies that it believes have strong appreciation potential. Under normal conditions, each sub-advisor manages a portion of the Equity Fund’s assets by independently managing a portfolio typically composed of at least 5, but not more than 15, stocks. There is no minimum or maximum allocation of the Fund’s portfolio assets to each sub-advisor. Under normal market conditions, the Equity Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Equity securities in which the Equity Fund may invest include common stocks, preferred stocks and convertible debt securities, which may be converted on specified terms into stock of the issuer. Concentration of investments in certain sectors – including, but not limited to, the communications services, consumer discretionary, financial, healthcare, industrial and technology sectors – may occur from time to time as a result of the implementation of the Equity Fund’s investment strategy by the sub-advisors. The Fund invests primarily in the securities of large-, mid- and small-sized U.S. companies, as measured by market capitalization at the time of acquisition, although the managers also have flexibility to invest in the securities of foreign companies. Up to 50% of the Equity Fund’s net assets may be invested in foreign equity securities, which may include

2	Litman Gregory Funds Trust

emerging markets. Litman Gregory defines an emerging market country as any country that is included in the MSCI Emerging Markets Index.

Each sub-advisor uses its own discretion to invest in any sized company it deems appropriate. By executing its investment strategy, the Equity Fund seeks to:

•	combine the efforts of several experienced, high quality managers;

•	access the favorite stock-picking ideas of each manager at any point in time;

•	deliver a portfolio that is prudently diversified in terms of stocks (typically 60 to 100) and industries while allowing each manager to run a portion of the portfolio focused on only its favorite stocks; and

•	further diversify across different-sized companies and stock-picking styles by incorporating managers with a variety of stock-picking disciplines.

Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons.

Principal Risks

Investment in stocks exposes shareholders of the Equity Fund to the risk of losing money if the value of the stocks held by the Equity Fund declines during the period an investor owns shares in the Equity Fund. The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the Equity Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Equity Fund’s net asset value per share, total return and/or ability to meet its objective.

•	Market Risk and Recent Market Volatility Associated with COVID-19. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Equity Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Equity Fund. In particular, the financial markets have recently been impacted by the outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19, which was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in international border closings, enhanced health screenings, expanded healthcare services and expenses, quarantines and other restrictions on business and personal activities, cancellations, disruptions to supply chains and consumer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Smaller Companies Risk. The Equity Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small and mid-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Foreign Investment Risk. This is the risk that an investment in foreign (non-U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, and the political and economic climates and differences in financial reporting, accounting and auditing standards in the foreign countries where the Fund invests or has exposure.

•	Emerging Markets Risk: This is the risk that the value of the Fund’s emerging markets investments will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries.

•	Currency Risk: This is the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

•	Multi-Style Management Risk. Because portions of the Equity Fund’s assets are managed by different portfolio managers using different styles, the Equity Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•

Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise

Fund Summary	3

Litman Gregory Masters Equity Fund — (Continued)

do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

•	Sector Weightings Risk. To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

¡	Communications Services Sector Risk. The Fund may invest a portion of its assets in the communications services sector. Media and communications companies may be significantly affected by product and service obsolescence due to technological advancement or development, competitive pressures, substantial capital requirements, fluctuating demand and changes in regulation.

¡	Consumer Discretionary Sector Risk. The Fund may invest a portion of its assets in the consumer discretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

¡	Financial Sector Risk. The Fund may invest a portion of its assets in the financial services sector and, therefore, the performance of the Fund could be negatively impacted by events affecting this sector, including changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital.

¡	Healthcare Sector Risk. The Fund may invest a portion of its assets in the healthcare sector. The profitability of companies in the healthcare sector may be adversely affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
¡	Industrial Sector Risk. The Fund may invest a portion of its assets in the industrial sector. Companies in the industrial sector could be affected by, among other things, government regulation, world events and global economic conditions, insurance costs, and labor relations issues.

¡	Technology Sector Risk. The Fund may invest a portion of its assets in the technology sector, which is a very volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.

•	Investment Selection Risk. The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

•	Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the Equity Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Equity Fund’s shareholders as compared to shareholders of investment companies that hold investments for a longer period.

4	Litman Gregory Funds Trust

Performance

The following performance information provides some indication of the risks of investing in the Equity Fund. The bar chart shows changes in the performance of the Equity Fund’s Institutional Class shares from year to year. The table below shows how the Equity Fund’s average annual total returns of the Institutional Class for the 1-, 5- and 10-year periods compare to those of a broad-based market index and an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the Equity Fund will perform in the future. Updated performance information is available on the Equity Fund’s website at www.mastersfunds.com.

Litman Gregory Masters Equity Fund -

Institutional Class Calendar Year Total Returns

as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the Equity Fund were:

Highest:	14.05%	Quarter ended March 31, 2019
Lowest:	-18.23%	Quarter ended September 30, 2011

Average Annual Total Returns (for the periods ended December 31, 2019)
	One Year	Five Years	Ten Years
Litman Gregory Masters Equity Fund
Institutional Class
Return Before Taxes	27.55%	8.87%	11.56%
Return After Taxes on Distributions	25.00%	6.62%	9.94%
Return After Taxes on Distributions and Sale of Fund Shares	18.09%	6.64%	9.25%
Russell 3000® Index
(reflects no deduction for fees, expenses or taxes)	31.02%	11.24%	13.42%
Morningstar Large Blend Category
(reflects net performance of funds in this group)	28.59%	9.53%	11.47%

The Equity Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Equity Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Fund Summary	5

Litman Gregory Masters Equity Fund — (Continued)

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE EQUITY FUND SINCE:

Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co-Portfolio Manager	2005

	Jack Chee, Principal, Senior Research Analyst and Co-Portfolio Manager	2014

	Rajat Jain, CFA, Principal, Senior Research Analyst and Co-Portfolio Manager	2014

SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE EQUITY FUND SINCE:

Davis Selected Advisers, L.P.	Christopher C. Davis, Chairman	1999

	Danton Goei, Portfolio Manager	2016

Fiduciary Management, Inc.	Patrick J. English, CFA, Chairman, Chief Executive Officer, Chief Investment Officer	2013

	Jonathan T. Bloom, CFA, Director of Research	2017

Harris Associates L.P.	Clyde S. McGregor, CFA, Vice President and Portfolio Manager	2008

	William C. Nygren, CFA, Vice President, Chief Investment Officer – U.S. Equity, Portfolio Manager and Investment Analyst	2013

Nuance Investments, LLC	Scott Moore, CFA, President, Co-Chief Investment Officer and Portfolio Manager	2014

	Chad Baumler, CFA, Vice President, Co-Chief Investment Officer and Portfolio Manager	2020

Sands Capital Management, LLC	Frank M. Sands, CFA, Chief Investment Officer and Chief Executive Officer	2008

	A. Michael Sramek, CFA, Senior Portfolio Manager, Research Analyst, Managing Director	2008

Wells Capital Management, Inc.	Richard T. Weiss, CFA, Managing Director, Senior Portfolio Manager	1996

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 32 of this Prospectus.

6	Litman Gregory Funds Trust

Litman Gregory Masters International Fund

Summary Section

Investment Objective

The Litman Gregory Masters International Fund (the “International Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the International Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class
None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	1.10%
Other Expenses	0.25%
Interest and Dividend Expense	0.01%

Total Other Expenses	0.26%

Total Annual Fund Operating Expenses	1.36%
Fee Waiver and/or Expense Reimbursement(1)	-0.24%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.12%

(1)

Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the International Fund, has contractually agreed, through April 30, 2021, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the International Fund’s daily net assets retained by Litman Gregory is 0.40% on the first $1 billion of the International Fund’s assets and 0.30% on assets over $1 billion. This agreement may be terminated at any time by the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman Gregory, and Litman Gregory may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. Litman Gregory has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

Example

This example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the International Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$138	$431	$745	$1,635

Portfolio Turnover

The International Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the International Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the International Fund’s performance. During the most recent fiscal year, the International Fund’s portfolio turnover rate was 45.48% of the average value of its portfolio.

Principal Strategies

Litman Gregory Fund Advisors, LLC, the advisor to the International Fund, believes that it is possible to identify international investment managers to serve as sub-advisors who, over a market cycle, have a greater potential to deliver superior returns for a Fund relative to their peer groups. Litman Gregory also believes it can identify sub-advisors whose portfolio managers are skilled stock pickers and who, within the investment portfolios they manage separately from the Fund (their “proprietary funds”), have higher confidence in the return potential of some stocks than others. Litman Gregory believes a portfolio comprised only of these portfolio managers’ “higher confidence” stocks should outperform their proprietary funds over a market cycle.

Based on these beliefs, the International Fund’s strategy is to engage a number of proven managers as sub-advisors (each a “manager” or “sub-advisor”), with each manager investing in the securities of companies that it believes have strong appreciation potential. Under normal conditions, each sub-advisor manages a portion of the International Fund’s assets by independently managing a portfolio typically composed of between 8 and 15 stocks. There is no minimum or maximum allocation of the Fund’s portfolio assets to each sub-advisor. Under normal market conditions, the International Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of companies organized or located outside of the United States, including large-, mid-, and small-cap companies and companies located in emerging markets, as measured by market capitalization at the time of acquisition. Litman Gregory defines an emerging market country as any country that is included in the MSCI Emerging Markets Index. The International Fund ordinarily invests in the securities markets of at least five countries outside of the United States. Concentration of investments in certain sectors – including, but not limited to, the communications services, consumer discretionary, financial and industrial sectors – may occur from time to time as a result of the implementation of the International Fund’s investment strategy by the sub-advisors.

Fund Summary	7

Litman Gregory Masters International Fund — (Continued)

Each sub-advisor uses its own discretion to invest in any sized company it deems appropriate. The managers have limited flexibility to invest in the securities of U.S. companies. By executing its investment strategy, the International Fund seeks to:

•	combine the efforts of several experienced, high quality international managers;

•	access the favorite stock-picking ideas of each manager at any point in time;

•	deliver a portfolio that is prudently diversified in terms of stocks (typically 32 to 60) and industries while still allowing each manager to run portfolio segments focused on only his favorite stocks; and

•	further diversify across different sized companies, countries, and stock-picking styles by including managers with a variety of stock-picking disciplines.

Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons. The International Fund’s managers may trade its portfolio frequently.

Principal Risks

Investment in stocks exposes shareholders of the International Fund to the risk of losing money if the value of the stocks held by the International Fund declines during the period an investor owns shares in the International Fund. The following risks could affect the value of your investment. The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the International Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the International Fund’s net asset value per share, total return and/or ability to meet its objective.

•	Foreign Investment Risk. This is the risk that an investment in foreign (non-U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, and the political and economic climates and differences in financial reporting, accounting and auditing standards in the foreign countries where the Fund invests or has exposure.

•	Risks Associated with Europe. The Fund may invest a significant portion of its assets in issuers based in Western Europe and the United Kingdom (“UK”). The economies of countries in Europe are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Efforts by the member countries of the European Union (“EU”) to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the decision by the UK to withdraw from the EU (an event commonly known as “Brexit”). There is uncertainty surrounding the impact of Brexit on the UK, the EU and the broader global economy. An exit by any member countries from the EU or the Economic and Monetary Union of the EU, or even the prospect of such an exit, could lead to increased volatility in European markets and negatively affect investments both in issuers in the exiting country and throughout Europe.

•	Emerging Markets Risk. This is the risk that the value of the Fund’s emerging markets investments will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries.

•	Currency Risk: This is the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

•	Market Risk and Recent Market Volatility Associated with COVID-19. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the International Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the International Fund. In particular, the financial markets have recently been impacted by the outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19, which was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in international border closings, enhanced health screenings, expanded healthcare services and expenses, quarantines and other restrictions on business and personal activities, cancellations, disruptions to supply chains and consumer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

•	Smaller Companies Risk. The International Fund may invest a portion of its assets in the securities of small- and mid-sized companies. Securities of small- and mid-cap companies are

8	Litman Gregory Funds Trust

generally more volatile and less liquid than the securities of large-cap companies. This is because smaller companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.

•	Multi-Style Management Risk. Because portions of the International Fund’s assets are managed by different portfolio managers using different styles, the International Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style.

•	Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

•	Special Situations Risk. Investments in special situations (undervalued equities, merger arbitrage situations, distressed companies, etc.) may involve greater risks when compared to other investments the Fund may make due to a variety of factors. For example, mergers, acquisitions, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, if at all.

•	Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the manager, undervalued. The value of a security believed by the manager to be undervalued may never reach what is believed to be its full (intrinsic) value, or such security’s value may decrease.

•	Sector Weightings Risk. To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

¡	Communications Services Sector Risk. The Fund may invest a portion of its assets in the communications services sector. Media and communications companies may be significantly affected by product and service obsolescence due to technological advancement or development, competitive pressures, substantial capital requirements, fluctuating demand and changes in regulation.

¡	Consumer Discretionary Sector Risk. The Fund may invest a portion of its assets in the consumer discretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

¡	Financial Sector Risk. The Fund may invest a portion of its assets in the financial services sector and, therefore, the performance of the Fund could be negatively impacted by events affecting this sector, including changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt and the availability and cost of capital.

¡	Industrial Sector Risk. The Fund may invest a portion of its assets in the industrial sector. Companies in the industrial sector could be affected by, among other things, government regulation, world events and global economic conditions, insurance costs, and labor relations issues.

•	Investment Selection Risk. The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

•	Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the International Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the International Fund’s shareholders as compared to shareholders of investment companies that hold investments for a longer period.

Fund Summary	9

Litman Gregory Masters International Fund — (Continued)

Performance

The following performance information provides some indication of the risks of investing in the International Fund. The bar chart shows changes in the performance of the International Fund’s Institutional Class shares from year to year. The table below shows how the International Fund’s average annual total returns of the Institutional Class for the 1-, 5- and 10-year periods compare to those of a broad-based market index, a secondary market index, as well as an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the International Fund will perform in the future. Updated performance information is available on the International Fund’s website at www.mastersfunds.com.

Litman Gregory Masters International Fund -

Institutional Class Calendar Year Total Returns

as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the International Fund were:

Highest:	19.18%	Quarter ended September 30, 2010
Lowest:	-22.16%	Quarter ended September 30, 2011

Average Annual Total Returns (for the periods ended December 31, 2019)
	One Year	Five Years	Ten Years
Litman Gregory Masters International Fund
Institutional Class
Return Before Taxes	30.45%	2.85%	4.70%
Return After Taxes on Distributions	29.77%	2.32%	4.42%
Return After Taxes on Distributions and Sale of Fund Shares	18.89%	2.21%	3.82%
MSCI ACWI ex-U.S. Index
(reflects no deduction for fees, expenses or taxes)	21.51%	5.51%	4.97%
MSCI EAFE Index
(reflects no deduction of fees, expenses or taxes)	22.01%	5.67%	5.50%
Morningstar Foreign Large Blend Category
(reflects net performance of funds in this group)	21.40%	5.18%	5.07%

The International Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the International Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

10	Litman Gregory Funds Trust

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE INTERNATIONAL FUND SINCE:

Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co-Portfolio Manager	2005

	Rajat Jain, Principal, CFA, Senior Research Analyst and Co-Portfolio Manager	2014

SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE INTERNATIONAL FUND SINCE:

Evermore Global Advisors, LLC	David E. Marcus, Chief Investment Officer and Portfolio Manager	2017

Harris Associates L.P.	David G. Herro, CFA, Deputy Chairman, Portfolio Manager and Chief Investment Officer, International Equity	1997

Lazard Asset Management LLC	Mark Little, Portfolio Manager/Analyst	2013

Pictet Asset Management, Ltd.	Fabio Paolini, CFA, Portfolio Manager, Co-Lead of EAFE Equities	2016

	Benjamin (Ben) Beneche, CFA, Portfolio Manager, Co-Lead of EAFE Equities	2016

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 32 of this Prospectus.

Fund Summary	11

Litman Gregory Masters Smaller Companies Fund

Summary Section

Investment Objective

The Litman Gregory Masters Smaller Companies Fund (the “Smaller Companies Fund”) seeks long-term growth of capital; that is, the increase in the value of your investment over the long term.

Fees and Expenses of the Smaller Companies Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Smaller Companies Fund.

Shareholder Fees (paid directly from your investment)

Institutional Class
None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	1.14%
Other Expenses	0.74%

Total Annual Fund Operating Expenses	1.88%
Fee Waiver and/or Expense Reimbursement(1)	-0.42%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.46%

(1)

Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the Smaller Companies Fund, has contractually agreed, through April 30, 2021, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Smaller Companies Fund’s daily net assets retained by Litman Gregory is 0.26%. This agreement may be terminated at any time by the Board of Trustees of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman Gregory, and Litman Gregory may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. Litman Gregory has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

Example

This example is intended to help you compare the cost of investing in the Smaller Companies Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Smaller Companies Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Smaller Companies Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$191	$591	$1,016	$2,201

Portfolio Turnover

The Smaller Companies Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Smaller Companies Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Smaller Companies Fund’s performance. During the most recent fiscal year, the Smaller Companies Fund’s portfolio turnover rate was 64.88% of the average value of its portfolio.

Principal Strategies

Litman Gregory Fund Advisors, LLC, the advisor to the Smaller Companies Fund, believes that it is possible to identify investment managers to serve as sub-advisors who, over a market cycle, have a greater potential to deliver superior returns for a Fund relative to their peer groups. Litman Gregory also believes it can identify sub-advisors whose portfolio managers are skilled stock pickers and who, within the investment portfolios they manage separately from the Fund (their “proprietary funds”), have higher confidence in the return potential of some stocks than others. Litman Gregory believes a portfolio comprised only of these portfolio managers’ “higher confidence” stocks should outperform their proprietary funds over a market cycle.

Based on these beliefs, the Smaller Companies Fund’s strategy is to engage a number of proven managers as sub-advisors (each a “manager” or “sub-advisor’), with each manager investing in the securities of smaller companies that it believes have strong appreciation potential. Under normal conditions, each sub-advisor manages a portion of the Smaller Companies Fund’s assets by independently managing a portfolio typically composed of between 8 and 15 stocks. There is no minimum or maximum allocation of the Fund’s portfolio assets to each sub-advisor. Under normal market conditions, the Smaller Companies Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-sized U.S. companies, as measured by market capitalization at the time of acquisition. Concentration of investments in certain sectors – including, but not limited to, the industrial, materials and technology sectors – may occur from time to time as a result of the implementation of the Smaller Companies Fund’s investment strategy by the sub-advisors.

The managers have limited flexibility to invest in the securities of foreign companies, including emerging markets (up to 15% of the Smaller Companies Fund’s net assets may be invested in foreign securities). Litman Gregory defines an emerging market country as any country that is included in the MSCI Emerging Markets Index.

12	Litman Gregory Funds Trust

By executing its investment strategy, the Smaller Companies Fund seeks to:

•	combine the efforts of several experienced, high quality managers;

•	access the favorite stock-picking ideas of each manager at any point in time;

•	deliver a portfolio that is prudently diversified in terms of stocks (typically 24 to 45) and industries while still allowing each manager to run portfolio segments focused on only his favorite stocks; and

•	further diversify across stock-picking styles by including managers with a variety of stock-picking disciplines.

Litman Gregory defines a “smaller company” as one whose market capitalization falls below the market capitalization of the largest company in the Russell 2500® Index, which, as of March 31, 2020, was $24.5 billion. The Russell 2500® Index measures the performance of 2,500 small- and mid-sized companies with market capitalizations averaging $4.8 billion as of March 31, 2020. Generally, Litman Gregory believes the majority of the Smaller Companies Fund’s holdings will typically fall within the range of the Russell 2000® Index, but the Smaller Companies Fund has the flexibility to hold mid-sized companies if the managers believe that holding these companies will lead to higher overall returns. As of March 31, 2020, the largest company in the Russell 2000® Index had a market capitalization of $11.2 billion.

Generally, a security may be sold: (1) if the manager believes the security’s market price exceeds the manager’s estimate of intrinsic value; (2) if the manager’s view of the business fundamentals or management of the underlying company changes; (3) if a more attractive investment opportunity is found; (4) if general market conditions trigger a change in the manager’s assessment criteria; or (5) for other portfolio management reasons. The Smaller Companies Fund’s investment managers may trade its portfolio frequently.

Principal Risks

Investment in stocks exposes shareholders of the Smaller Companies Fund to the risk of losing money if the value of the stocks held by the Smaller Companies Fund declines during the period an investor owns shares in the Smaller Companies Fund. The following risks could affect the value of your investment:

•	Smaller Companies Risk. The Smaller Companies Fund may invest a portion of its assets in the securities of small- and, at times, mid-sized companies. Securities of small-cap companies are generally more volatile and less liquid than the securities of large-cap companies. This is because small companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management.
•	Market Risk and Recent Market Volatility Associated with COVID-19. As with all mutual funds that invest in common stocks, the value of an individual’s investment will fluctuate daily in response to the performance of the individual stocks held in the Smaller Companies Fund. The stock market has been subject to significant volatility recently, which has increased the risks associated with an investment in the Smaller Companies Fund. In particular, the financial markets have recently been impacted by the outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19, which was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in international border closings, enhanced health screenings, expanded healthcare services and expenses, quarantines and other restrictions on business and personal activities, cancellations, disruptions to supply chains and consumer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

•	Multi-Style Management Risk. Because portions of the Smaller Companies Fund’s assets are managed by different portfolio managers using different styles, the Smaller Companies Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

•	Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

•

Sector Weightings Risk. To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect

Fund Summary	13

Litman Gregory Masters Smaller Companies Fund — (Continued)

a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.

¡	Industrial Sector Risk. The Fund may invest a portion of its assets in the industrial sector. Companies in the industrial sector could be affected by, among other things, government regulation, world events and global economic conditions, insurance costs, and labor relations issues.

¡	Materials Sector Risk. The Fund may invest a portion of its assets in the materials sector. Many companies in this sector are significantly affected by the level and volatility of commodity prices, the exchange value of the U.S. dollar, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

¡	Technology Sector Risk. The Fund may invest a portion of its assets in the technology sector, which is a very volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.

•	Investment Selection Risk. The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

•	Portfolio Turnover Risk. High portfolio turnover involves correspondingly greater expenses to the Smaller Companies Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to the Smaller Companies Fund’s shareholders as compared to shareholders in investment companies that hold investments for a longer period.

Performance

The following performance information provides some indication of the risks of investing in the Smaller Companies Fund. The bar chart shows changes in the performance of the Smaller Companies Fund’s Institutional Class shares from year to year. The table below shows how the Smaller Companies Fund’s average annual total returns of the Institutional Class for the 1-, 5- and 10-year periods compare to those of a broad-based market index and an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the Smaller Companies Fund will perform in the future. Updated performance information is available on the Smaller Companies Fund’s website at www.mastersfunds.com.

Litman Gregory Masters Smaller Companies Fund -

Institutional Class Calendar Year Total Returns

as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the Smaller Companies Fund were:

Highest:	17.11%	Quarter ended March 31, 2019
Lowest:	-23.37%	Quarter ended September 30, 2011

14	Litman Gregory Funds Trust

Average Annual Total Returns (for the periods ended December 31, 2019)
	One Year	Five Years	Ten Years
Litman Gregory Masters Smaller Companies Fund
Institutional Class
Return Before Taxes	23.72%	5.49%	9.58%
Return After Taxes on Distributions	19.75%	4.80%	9.22%
Return After Taxes on Distributions and Sale of Fund Shares	14.95%	4.08%	7.79%
Russell 2000® Index
(reflects no deduction for fees, expenses or taxes)	25.52%	8.23%	11.83%
Morningstar Small Blend Category
(reflects net performance of funds in this group)	23.33%	6.67%	10.59%

The Smaller Companies Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Smaller Companies Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account, after-tax returns shown are not relevant to your investment. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE SMALLER COMPANIES FUND SINCE:

Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co-Portfolio Manager	2005

	Jack Chee, Principal, Senior Research Analyst and Co-Portfolio Manager	2014

SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE SMALLER COMPANIES FUND SINCE:

Cove Street Capital, LLC	Jeffrey Bronchick, CFA, Managing Member, Portfolio Manager	2011

Segall Bryant & Hamill, LLC	Mark T. Dickherber, CFA, CPA, Principal and Senior Portfolio Manager	2017

	Shaun P. Nicholson, Senior Portfolio Manager	2017

Wells Capital Management, Inc.	Richard T. Weiss, CFA, Managing Director and Senior Portfolio Manager	2003

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 32 of this Prospectus.

Fund Summary	15

Litman Gregory Masters Alternative Strategies Fund

Summary Section

Investment Objective

The Litman Gregory Masters Alternative Strategies Fund (the “Alternative Strategies Fund”) seeks to achieve long-term returns with lower risk and lower volatility than the stock market, and with relatively low correlation to stock and bond market indexes.

Fees and Expenses of the Alternative Strategies Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Alternative Strategies Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class	Investor Class
None	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees	1.40%	1.40%
Distribution and or Service (12b-1) Fees	None	0.25%
Other Expenses Not Including Dividend or Interest Expense	0.18%	0.18%
Dividend and Interest Expense	0.05%	0.05%

Total Other Expenses	0.23%	0.23%

Total Annual Fund Operating Expenses	1.63%	1.88%
Fee Waiver and/or Expense Reimbursement(1)	-0.28%	-0.28%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.35%	1.60%

(1)

Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the Alternative Strategies Fund, has contractually agreed, through April 30, 2021, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Alternative Strategies Fund’s daily net assets retained by Litman Gregory is 0.50% on the first $2 billion of the Alternative Strategies Fund’s assets, 0.40% of the next $1 billion of the Alternative Strategies Fund’s assets, 0.35% of the next $1 billion of the Alternative Strategies Fund’s assets and 0.30% on assets over $4 billion. This agreement may be terminated at any time by the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman Gregory, and Litman Gregory may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. Litman Gregory has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this agreement.

Example

This example is intended to help you compare the cost of investing in the Alternative Strategies Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Alternative Strategies Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Alternative Strategies Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$166	$514	$886	$1,933
Investor Class	$191	$591	$1,016	$2,201

Portfolio Turnover

The Alternative Strategies Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in the annual fund operating expenses or in the example, will affect the Alternative Strategies Fund’s performance. During the most recent fiscal year, the Alternative Strategies Fund’s portfolio turnover rate was 190.21% of the average value of its portfolio.

Principal Strategies

Litman Gregory Fund Advisors, LLC, the advisor to the Alternative Strategies Fund, believes that it is possible to identify highly skilled and experienced investment managers to serve as sub-advisors who can successfully execute various investment approaches that target materially lower volatility than the stock market or that have a low correlation or low sensitivity to traditional investment strategies, or both, so that the overall performance of the Alternative Strategies Fund is not heavily dependent on steadily rising stock or bond market to earn its return over a market cycle. Furthermore, Litman Gregory believes that by allocating assets among multiple investment managers with different but complementary strategies it can further enhance the risk-adjusted return potential of an overall fund portfolio over a full market cycle. Over the long term, Litman Gregory’s goal is to achieve an annualized return of LIBOR plus a range of 4% to 8%. (LIBOR is short for the London Interbank Offered Rate, an interest rate used by banks for short-term loans to each other.) Litman Gregory has established this goal to emphasize the importance of preserving and increasing shareholders’ capital investment rather than simply beating an index, and we use it to select managers and allocate assets among them. Of course there are no guarantees that we will achieve this goal, and investors may experience losses, especially over shorter time periods.

Based on these beliefs, the Alternative Strategies Fund’s strategy is to engage a number of established investment managers as sub-advisors (each a “sub-advisor” or “manager”) to offer investors a mix of strategies that Litman Gregory believes offer risk-return characteristics that are attractive individually and even more compelling collectively. The Alternative Strategies Fund is intended to be used by investors as a source of diversification for traditional stock and bond portfolios to reduce volatility and potentially enhance returns relative to various measures of risk.

Allocations among sub-advisors are based on a number of factors, including Litman Gregory’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return subject to the goals of low volatility and relatively low correlation with broad financial markets, especially the stock

16	Litman Gregory Funds Trust

market. Litman Gregory may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. A tactical opportunity could represent the potential for an exceptional risk-adjusted return opportunity relative to the other strategies, or it may represent a superior risk reduction opportunity that could benefit the Alternative Strategies Fund’s overall portfolio. Portfolio assets will be tactically allocated to the sub-advisors in accordance with the target allocation range for each sub-advisor as measured at the time of allocation. It is possible that additional managers and strategies will be added to the Alternative Strategies Fund in the future.

Sub-advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; arbitrage opportunities; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin offs; as well as other opportunities in areas such as real estate or managed futures. In the aggregate, the managers can invest globally in stocks of companies of any size, domicile or market capitalization, government and corporate bonds and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the Alternative Strategies Fund. They may also invest in derivatives, including, without limitation, options, futures contracts, participatory notes (“P-Notes”) and swaps, to manage risk or enhance return and can also borrow amounts up to one third of the value of the Fund’s total assets (except that the Fund may exceed this limit to satisfy redemption requests or for other temporary purposes). Each of the managers may invest in illiquid securities; however, the Alternative Strategies Fund as a whole may not hold more than 15% of its net assets in illiquid securities. In some cases, the sub-advisors may seek to replicate strategies they employ in their private (hedge) funds. In other cases, the sub-advisors may seek to enhance strategies they run in other public funds by focusing on their highest conviction ideas to a greater extent or by pursuing certain aspects of their strategies with greater flexibility. However, the Alternative Strategies Fund will only invest directly in portfolio securities selected by the sub-advisors and will not invest in any pooled investment vehicles or accounts managed by the sub-advisors.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub-advisors focus on are as follows: (1) an arbitrage oriented strategy, (2) an opportunistic income strategy which will often focus on mortgage related securities, (3) a contrarian opportunity strategy that allows tactical investments throughout the capital structure (stocks and bonds), asset classes, market capitalization, industries and geographies, (4) a long/short credit strategy, and (5) a strategic alpha strategy that focuses on the tactical allocation of long and short global fixed income opportunities and currencies. Litman Gregory may hire sub-advisors that focus on other strategies in the future, and not all strategies that may be appropriate will be represented in the Alternative Strategies Fund’s portfolio at all times.

The sub-advisor that manages the arbitrage strategy seeks to generate long-term returns of at least mid-single-digits with low correlation to the equity and bond markets and may follow merger arbitrage, convertible arbitrage and capital structure arbitrage strategies. This objective is pursued by investing in equity and debt securities of U.S. and non-U.S. companies that are impacted by corporate events such as mergers, acquisitions, restructurings, refinancings, recapitalizations, reorganizations or other special situations.

The sub-advisor that manages the opportunistic income strategy allocates investments to fixed income instruments and other investments with no limit on the duration of the portfolio. The sub-advisor may invest in, without limitation, asset-backed securities; domestic and foreign corporate bonds, including high-yield bonds; municipal bonds; bonds or other obligations issued by domestic or foreign governments, including emerging markets countries; real estate investment trust (“REIT”) debt securities; and mortgage related securities. When investing in mortgage-related securities, the sub-advisor may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government; collateralized mortgage obligations (“CMOs”) issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage related securities issued by agencies or instrumentalities of the U.S. Government; commercial mortgage backed securities (“CMBS”); obligations issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage related securities without a government guarantee but typically with some form of private credit enhancement; “interest only” and “principal only” stripped mortgage securities; inverse floating rate securities; and debt or equity tranches of collateralized debt obligations collateralized by mortgage related securities.

The sub-advisor that manages the contrarian opportunity strategy focuses on investments that offer absolute rather than relative value. The goal is to provide equity-like returns over longer periods (i.e., five to seven years) while protecting against the permanent loss of capital. Attention is directed toward those companies offering the best combination of such quality criteria as strong market share, good management, and high normalized return on capital.

The sub-advisor that manages the long-short credit strategy employs a systematic portfolio construction process underpinned by a proprietary, fundamental model of credit risk and valuation. The sub-advisor’s investment process is designed to exploit information gaps between credit and equity markets and other market inefficiencies to identify and capture mispricing at the individual asset level. The strategy is expected to generate returns from idiosyncratic credit selection, as the strategy systematically curtails rate duration and credit beta exposure. Correlations to systematic market risks including high yield and equity market returns are expected to be minimal, and strategy returns are not expected to be correlated to the returns of other active strategies. The portfolio is managed with the intention that the sensitivity of the long portfolio to market-wide credit spread movements will be offset in part by the sensitivities

Fund Summary	17

Litman Gregory Masters Alternative Strategies Fund — (Continued)

of the short portfolio to such market-wide movements. The sub-advisor may invest in corporate bonds issued by domestic and non-U.S. based companies, U.S. Treasury securities and long (sold protection) single name credit default swaps (CDS), interest rate futures and swaps and foreign exchange forwards (for hedging and currency conversion purposes). The short portfolio may be invested in short (bought protection) single name Credit Default Swap (CDS), short positions in Credit Default Indices (CDX Indices), and short positions in Total Return Swaps (TRS).

The sub-advisor that manages the strategic alpha strategy seeks to achieve positive total returns over a full market cycle with relatively low volatility. The sub-advisor intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management strategies designed to mitigate downside risk. Under normal market conditions, the sub-advisor may invest (1) up to 75% of the total assets allocated to it in below investment-grade fixed income securities and related derivatives; (2) up to 75% of the total assets allocated to it in investments denominated in non-U.S. currencies and related derivatives, including up to 50% in investments denominated in emerging market currencies and related derivatives; and (3) up to 20% of the total assets allocated to it in equity related securities and derivatives as measured at time of allocation. A “related derivative” of a financial instrument means any derivative whose value is based upon or derived from that financial instrument or a related derivative of that financial instrument. The sub-advisor incorporates systematic and quantitative models into its investment process.

Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the Alternative Strategies Fund. An investment in the Alternative Strategies Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The principal risks of investing in the Alternative Strategies Fund are:

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

•	Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on debt securities from the resulting rate increases for that and other reasons could be swift and significant. In recent years, dealer capacity in the debt and fixed income markets appears to have undergone fundamental changes, including a reduction in dealer market-making capacity. These changes have the potential to decrease substantially liquidity and increase volatility in the debt and fixed income markets.

•	Market Volatility Associated with COVID-19. The financial markets have recently been impacted by the outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19, which was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in international border closings, enhanced health screenings, expanded healthcare services and expenses, quarantines and other restrictions on business and personal activities, cancellations, disruptions to supply chains and consumer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

•	Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain. There is no limit to the Alternative Strategies Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities.

•	Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

18	Litman Gregory Funds Trust

•	Credit Risk. This is the risk that the Alternative Strategies Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Capital Structure Arbitrage Risk. The perceived mispricing identified by the sub-advisor may not disappear or may even increase, in which case losses may be realized.

•	Convertible Arbitrage Risk. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.

•	Event-Driven Risk. Event-driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses, impacting its shares negatively.

•	Asset-Backed Securities Risk. This is the risk that the impairment of the value of the collateral underlying a security in which the Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. The value of these securities may also fluctuate in response to the market’s perception of the value of issuers or collateral.

•	Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•	Foreign Investment Risk. This is the risk that an investment in foreign (non-U.S.) securities may cause the Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, and the political and economic climates and differences in financial reporting, accounting and auditing standards in the foreign countries where the Fund invests or has exposure.
•	Emerging Markets Risk: This is the risk that the value of the Fund’s emerging markets investments will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries. Litman Gregory defines an emerging market country as any country that is included in the MSCI Emerging Markets Index.

•	Currency Risk: This is the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

•	Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the Alternative Strategies Fund’s portfolio securities to be magnified and the Alternative Strategies Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.

•	Derivatives Risk. This is the risk that an investment in derivatives may not correlate completely to the performance of the underlying securities and may be volatile and that the insolvency of the counterparty to a derivative instrument could cause the Alternative Strategies Fund to lose all or substantially all of its investment in the derivative instrument, as well as the benefits derived therefrom.

¡	Options Risk. This is the risk that an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves and may be subject to a complete loss of the amounts paid as premiums to purchase the options.

¡	Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the Alternative Strategies Fund’s net asset value to greater volatility.

¡	P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

¡	Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Alternative Strategies Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•

Short Sale Risk. This is the risk that the value of a security the Alternative Strategies Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the Alternative Strategies Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To

Fund Summary	19

Litman Gregory Masters Alternative Strategies Fund — (Continued)

meet current margin requirements, the Alternative Strategies Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Merger Arbitrage Risk. This is the risk that a proposed reorganization in which the Alternative Strategies Fund invests may be renegotiated or terminated.

•	Models and Data Risk. This is the risk that that one or all of the proprietary systematic and quantitative models may fail to identify profitable opportunities at any time. Furthermore, the models may incorrectly identify opportunities and these misidentified opportunities may lead to substantial losses for the Fund. Models may be predictive in nature and such models may result in an incorrect assessment of future events. Data used in the construction of models may prove to be inaccurate or stale, which may result in losses for the Fund.

•	Multi-Style Management Risk. This is the risk that the Alternative Strategies Fund could experience overlapping security transactions as a result of having different portfolio managers using different strategies to manage the Alternative Strategies Fund’s assets. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment strategy.

•	Investment Selection Risk. The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

•	Portfolio Turnover Risk. This is the risk that the Alternative Strategies Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the Alternative Strategies Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period.

•	Unfavorable Tax Treatment Risk. This is the risk that a material portion of the Alternative Strategies Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

Performance

The following performance information provides some indication of the risks of investing in the Alternative Strategies Fund. The bar chart shows changes in the performance of the Alternative Strategies Fund’s Institutional Class shares from year to year. The table below shows how the Alternative Strategies Fund’s average annual total returns of the Institutional Class and Investor Class for the 1-, 5-year and since inception periods compare to those of the 3-month LIBOR, two secondary market indexes as well as an index of peer group mutual funds. Past performance, before and after taxes, does not necessarily indicate how the Alternative Strategies Fund will perform in the future. Updated performance information is available on the Alternative Strategies Fund’s website at www.mastersfunds.com.

Litman Gregory Masters Alternative Strategies Fund -

Institutional Class Calendar Year Total Returns

as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the Alternative Strategies Fund were:

Highest:	4.07%	Quarter ended March 31, 2012
Lowest:	-2.81%	Quarter ended December 31, 2018

20	Litman Gregory Funds Trust

Average Annual Total Returns (for the periods ended December 31, 2019)
	One Year	Five Years	Since Fund Inception (9/30/2011)
Litman Gregory Masters Alternative Strategies Fund
Institutional Class
Return Before Taxes	8.52%	3.33%	4.76%
Return After Taxes on Distributions	7.38%	2.18%	3.68%
Return After Taxes on Distributions and Sale of Fund Shares	5.13%	2.07%	3.28%
Investor Class
Return Before Taxes	8.22%	3.07%	4.50%
3-Month LIBOR
(reflects no deduction for fees, expenses or taxes)	2.61%	1.33%	0.94%
Bloomberg Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	2.95%
Morningstar Multialternative Category
(reflects net performance of funds in this group)	7.48%	1.22%	1.92%
HFRX Global Hedge Fund Index
(reflects no deduction for fees, expenses or taxes)	8.68%	1.20%	1.82%

The Alternative Strategies Fund’s after-tax returns as shown in the above table are calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own shares of the Alternative Strategies Fund in a tax-deferred account, such as a 401(k) plan or an individual retirement account after-tax returns shown are not relevant to your investment. After-tax returns are shown for only the Alternative Strategies Fund’s Institutional Class, and after-tax returns for the Alternative Strategies Fund’s Investor Class will vary. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares.

Fund Summary	21

Litman Gregory Masters Alternative Strategies Fund — (Continued)

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE ALTERNATIVE STRATEGIES FUND SINCE:

Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Portfolio Manager	2011

	Jason Steuerwalt, CFA, Principal, Senior Research Analyst and Co-Portfolio Manager	2019

SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE ALTERNATIVE STRATEGIES FUND SINCE:

DCI, LLC	Stephen Kealhofer, Head of Research and Portfolio Manager	2017

	Paul Harrison, Chief Investment Officer and Portfolio Manager	2017

	Adam Dwinells, Head of Portfolio Management and Portfolio Manager	2017

DoubleLine Capital LP	Jeffrey Gundlach, Chief Executive Officer, Chief Investment Officer and Portfolio Manager	2011

	Jeffrey Sherman, CFA, Deputy Chief Investment Officer and Portfolio Manager	2017

First Pacific Advisors, LP	Steven Romick, CFA, Managing Partner and Portfolio Manager	2011

	Brian Selmo, CFA, Partner and Portfolio Manager	2011

	Mark Landecker, CFA, Partner and Portfolio Manager	2011

Loomis, Sayles & Company, L.P.	Matthew Eagan, CFA, Executive Vice President and Portfolio Manager	2011

	Kevin Kearns, Vice President and Portfolio Manager	2011

	Todd Vandam, CFA, Vice President and Portfolio Manager	2011

Water Island Capital, LLC	John Orrico, CFA, President, Chief Investment Officer and Portfolio Manager	2011

	Todd Munn, Portfolio Manager	2011

	Roger Foltynowicz, CFA, CAIA, Portfolio Manager	2011

	Gregg Loprete, Portfolio Manager	2011

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Funds” section on page 32 of this Prospectus.

22	Litman Gregory Funds Trust

Litman Gregory Masters High Income Alternatives Fund

Summary Section

Investment Objectives

The Litman Gregory Masters High Income Alternatives Fund (the “High Income Alternatives Fund”) seeks to generate a high level of current income from diverse sources, consistent with the goal of capital preservation over time. Capital appreciation is a secondary objective.

Fees and Expenses of the High Income Alternatives Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the High Income Alternatives Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class	Investor Class
None	None

Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees	0.95%	0.95%
Distribution and or Service (12b-1) Fees	None	0.25%
Other Expenses	0.44%	0.47%
Acquired Fund Fees and Expenses(1)	0.50%	0.50%

Total Annual Fund Operating Expenses(1)	1.89%	2.17%
Fee Waiver and/or Expense Reimbursement(2),(3)	-0.41%	-0.44%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.48%	1.73%

(1)

Total Annual Fund Operating Expenses shown in the table above may not correspond to the ratio of operating expenses to average net assets in the “Financial Highlights” section of this Prospectus to the extent that Acquired Fund Fees and Expenses are included in the table above.

(2)

Litman Gregory Fund Advisors, LLC (“Litman Gregory”), the advisor to the High Income Alternatives Fund, has contractually agreed to limit the High Income Alternatives Fund’s operating expenses (excluding any taxes, interest, brokerage commissions, borrowing costs, dividend expenses, acquired fund fees and expenses and extraordinary expenses such as but not limited to litigation costs) through April 30, 2021 to an annual rate of 0.98% for the Institutional Class and 1.23% for the Investor Class (the “Operating Expense Limitation”). Because operating expenses do not include dividend and interest expense, which fluctuates depending on the portfolio composition, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement disclosed in this table may exceed the Operating Expense Limitation. This agreement may be renewed for additional periods not exceeding one (1) year and may be terminated by the Board of Trustees (the “Board”) of Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman Gregory. Litman Gregory may also decline to renew this agreement by written notice to the Trust at least thirty (30) days before the renewal date. Pursuant to this agreement, Litman Gregory may recoup reduced fees and expenses only within three years, provided that the recoupment does not cause the High Income Alternatives Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment.

(3)

Litman Gregory Fund Advisors LLC has separately contractually agreed through April 30, 2021, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the High Income Alternatives Fund’s daily net assets retained by Litman Gregory is 0.40% on the first $1 billion of assets, 0.375% on the next $1 billion of assets, 0.35% on the next $1 billion of assets, 0.325% on the next $1 billion of assets and 0.30% on assets in excess of $4 billion. This agreement may be terminated at any time by the Board of Trustees of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman Gregory, and Litman Gregory may decline to renew this agreement at its expiration on April 30, 2021 by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. Litman Gregory has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to this advisory fee waiver agreement.

Example

This example is intended to help you compare the cost of investing in the High Income Alternatives Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the High Income Alternatives Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the High Income Alternatives Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional Class	$151	$540	$970	$2,166
Investor Class	$176	$622	$1,110	$2,457

Portfolio Turnover

The High Income Alternatives Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the High Income Alternatives Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period. These costs, which are not reflected in the annual fund operating expenses or in the example, will affect the High Income Alternatives Fund’s performance. During the most recent fiscal year, the High Income Alternatives Fund’s portfolio turnover rate was 90.51%.

Principal Strategies

Litman Gregory Fund Advisors, LLC, the advisor to the High Income Alternatives Fund, believes that it is possible to identify highly skilled and experienced investment managers to serve as sub-advisors who can successfully execute various investment approaches that can provide high current income relative to investment-grade fixed income portfolios, with low to moderate volatility relative to the stock market and volatility typically less than high yield credit indexes. Furthermore, Litman Gregory believes that by allocating assets among multiple investment managers with different but complementary strategies it can further enhance the risk-adjusted return potential of an overall fund portfolio over a full market cycle.

Based on these beliefs, the High Income Alternatives Fund’s strategy is to engage several established investment managers as sub-advisors (each a “sub-advisor” or “manager”) to offer investors a mix of strategies that Litman Gregory believes offer risk-return characteristics that are attractive individually and even more compelling collectively. The High Income Alternatives Fund is intended to be used by investors seeking high current income consistent with capital preservation over time, and with long-term capital appreciation a secondary objective.

Fund Summary	23

Litman Gregory Masters High Income Alternatives Fund — (Continued)

Litman Gregory is responsible for hiring and firing investment managers and carefully chooses the sub-advisors. Before hiring a sub-advisor, Litman Gregory performs extensive due diligence. This includes quantitative and qualitative analysis including, but not limited to, evaluation of: the investment process; the consistency of its execution and discipline; portfolio construction; individual holdings; strategies employed; past mistakes; risk controls; team depth and quality; operations and compliance; and business focus and vision. Litman Gregory’s evaluation process includes review of literature and documents, detailed quantitative historical performance evaluation, extensive discussions with members of the investment team, and firm management and background checks through industry contacts. Each sub-advisor’s management fee is also an important consideration. It is Litman Gregory’s objective to hire sub-advisors who it believes are skilled and will deliver strong portfolio income relative to investment-grade fixed income portfolios, with low to moderate volatility relative to the stock market and volatility typically less than the high yield credit indexes. Litman Gregory prefers managers who it believes will add value by flexibly responding to evolving market conditions by adjusting duration and credit exposure, among other factors.

Allocations among sub-advisors are based on several factors, including Litman Gregory’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return subject to the goal of high income relative to investment-grade fixed income portfolios without taking undue risk. Litman Gregory may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. A tactical opportunity could represent the potential for an exceptional risk-adjusted return opportunity relative to the other strategies, or it may represent a superior risk reduction opportunity that could benefit the High Income Alternatives Fund’s overall portfolio. No strategy will be allocated less than 10% of portfolio assets or more than 60% of portfolio assets as measured at the time of allocation. It is possible that additional managers and strategies will be added to (or removed from) the High Income Alternatives Fund in the future and/or there may be adjustments in the allocation ranges.

Sub-advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin-offs; as well as other opportunities in other areas. In the aggregate, the managers can invest globally in debt and equity securities of companies of any size, domicile or market capitalization, government and corporate bonds, loans, loan participation interests, mortgage or other asset-backed securities and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the High Income Alternatives Fund. The managers may invest without limitation in below investment grade fixed income securities. Under normal market conditions, the Fund does not expect to invest more than 25% of its total assets in emerging market securities Litman Gregory defines an emerging market country as any country that is included in the MSCI Emerging Markets Index.

The managers may also write options, invest in derivatives, including, without limitation, options, futures contracts, participatory notes (“P-Notes”) and swaps, to manage risk or enhance return and can also borrow amounts up to one third of the value of the High Income Alternatives Fund’s total assets (except that the Fund may exceed this limit to satisfy redemption requests or for other temporary purposes). Each of the managers may invest in illiquid securities; however, the High Income Alternatives Fund as a whole may not hold more than 15% of its net assets in illiquid securities.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub-advisors focus on are as follows: (1) an equity income strategy, (2) a credit value strategy, (3) a multi credit strategy, and (4) an option income strategy. Litman Gregory may hire sub-advisors that focus on other strategies in the future, and not all strategies that may be appropriate will be represented in the High Income Alternatives Fund’s portfolio at all times.

The sub-advisor that manages the equity income strategy invests across a variety of publicly-traded income producing asset classes where it has specific expertise. Targeted investments include publicly traded business development companies (“BDCs”), mortgage real estate investment trusts (“mREITS”), master limited partnerships (“MLPs”), and selectively, credit-based closed-end funds (“CEFs”) and other opportunistic income investments. The team actively seeks to add value by finding positions with capital appreciation potential and adjusting capital allocation across sectors based on relative value. A central tenet of this strategy is the targeting of mainly long-term sustainable value (through the focus on quality management and strong franchises), and to the extent that companies do not exhibit these traits, the portfolio management team would take a near-term view and demand a steep discount in price as a means to help mitigate risk. Risk management on a position and portfolio level is designed to avoid significant losses from individual company developments, as well as from negative sector or macro events.

The sub-advisor that manages the credit value strategy seeks to achieve the fund’s investment objectives by primarily investing its segment of the Fund in fixed income securities it believes to have the potential for excess return. The sub-advisor’s investment strategy will be to invest in fixed income securities from a wide variety of sectors, asset-backed securities, commercial mortgage-backed securities, corporate bonds, floating-rate loans and municipal bonds. The sub-advisor expects to invest in structured and corporate securities. The sub-advisor’s emphasis is expected to be on A/BBB-rated asset backed securities and BBB/BB-rated corporate securities, as these ratings segments have historically offered attractive risk-adjusted returns, along with low default rates. The sub-advisor will also invest in U.S. Treasury futures to manage duration of the portfolio, which allows individual security selection to be

24	Litman Gregory Funds Trust

managed without regard to portfolio duration. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security to changes in interest rates. Fixed income securities and portfolios with longer durations are subject to more volatility than those with shorter durations. The sub-advisor will not typically own CCC rated or distressed securities.

The sub-advisor that manages the multi credit strategy seeks to preserve invested capital and maximize total return through a combination of current income and capital appreciation. The team seeks to achieve its investment objective by investing in a wide range of fixed income and other instruments selected from a variety of credit qualities, and sectors, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency, mezzanine and preferred securities and convertible securities. The team seeks opportunities across fixed income market sectors – especially in non-index-eligible securities – and they aim to take advantage of downturns/inefficiencies that occur during times of uncertainty. The strategy is flexible and is not constrained by duration, sector, issuer, or credit quality.

The sub-advisor that manages the option income strategy seeks to achieve its goal primarily through a strategy of writing collateralized put options on both U.S. indices, including the S&P 500® Index and the Russell 2000® Index, and exchange traded funds (“ETFs”). The manager attempts to generate returns through the receipt of option premiums from selling puts, as well as through investments in fixed income instruments, which collectively are intended to reduce volatility relative to what it would be if the Fund held the underlying equity index on which the options are written. The portfolio’s investments in fixed income instruments may be of any duration, may include variable and floating rate instruments, and may include U.S. Treasury securities and other securities issued by the U.S. government and its agencies and instrumentalities, debt securities issued by corporations or trust entities, cash and cash equivalents, mortgage-backed securities and asset-backed securities. The manager also may invest in money market mutual funds and ETFs.

Principal Risks

As with all mutual funds, it is possible to lose money on an investment in the High Income Alternatives Fund. An investment in the High Income Alternatives Fund is not a deposit of any bank and is not guaranteed, endorsed or insured by any financial institution, government authority or the Federal Deposit Insurance Corporation (FDIC). The following risks could affect the value of your investment. Each risk summarized below is considered a “principal risk” of investing in the High Income Alternatives Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the High Income Alternatives Fund’s net asset value per share, total return and/or ability to meet its objective.

•	Market Volatility Associated with COVID-19. The financial markets have recently been impacted by the outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19, which was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in international border closings, enhanced health screenings, expanded healthcare services and expenses, quarantines and other restrictions on business and personal activities, cancellations, disruptions to supply chains and consumer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

•	Asset-Backed Securities Risk. This is the risk that the impairment of the value of the collateral underlying a security in which the Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. The value of these securities may also fluctuate in response to the market’s perception of the value of issuers or collateral.

•	Below Investment-Grade Fixed Income Securities Risk. This is the risk of investing in below investment-grade fixed income securities (also known as “junk bonds”), which may be greater than that of higher rated fixed income securities. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and therefore have greater risk of default than higher rated securities. The market value of these securities is more sensitive to corporate developments and economic conditions and can be volatile. Market conditions can diminish liquidity and make accurate valuations difficult to obtain.

•

Collateral Risk. If the Fund’s financial instruments are secured by collateral, the issuer may have difficulty liquidating the collateral and/or the Fund may have difficulty enforcing its rights under the terms of the securities if an issuer defaults. Collateral may be insufficient or the Fund’s right to the collateral may be set aside by a court. Collateral will generally consist of assets that may not be readily liquidated, including for example, equipment, inventory, work in the process of manufacture, real property and payments to become due under contracts or other receivable obligations. There is no assurance that the liquidation of those assets would satisfy an issuer’s obligations under a financial instrument. Non-affiliates and affiliates of issuers of financial instruments may provide collateral in the form of secured and unsecured guarantees

Fund Summary	25

Litman Gregory Masters High Income Alternatives Fund — (Continued)

and/or security interests in assets that they own, which may also be insufficient to satisfy an issuer’s obligations under a financial instrument.

•	Collateralized Loan Obligations and Collateralized Debt Obligations Risk. Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.

Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

•	Convertible Securities Risk. This is the risk that the market value of convertible securities may fluctuate due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; the issuer’s operating results, financial statements, and credit ratings; and the market value of the underlying common or preferred stock.

•	Credit Risk. This is the risk that the High Income Alternatives Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payment of principal and/or interest, or to otherwise honor its obligations.

•	Currency Risk. This is the risk that investing in foreign currencies may expose the High Income Alternatives Fund to fluctuations in currency exchange rates and that such fluctuations in the exchange rates may negatively affect an investment related to a currency or denominated in a foreign currency.

•	Debt Securities Risk. This is the risk that the value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on debt securities from the resulting rate increases for that and other reasons could be swift and significant. In recent years, dealer capacity in the debt and fixed income markets appears to have undergone fundamental changes, including a reduction in dealer market-making capacity. These changes have the potential to decrease substantially liquidity and increase volatility in the debt and fixed income markets.

¡	Corporate Debt Obligations Risk. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations. Therefore, the High Income Alternatives Fund may be indirectly exposed to such risks associated with corporate debt obligations.

•	Derivatives Risk. Use of derivatives, such as options, is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, and the Fund could lose more than the amount it invests; some derivatives can have the potential for unlimited losses. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument underlying the derivative. Derivatives may involve risks different from, and possibly greater than, the risks associated with investing directly in the reference instrument. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregated assets could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

¡

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the anticipated volatility of the underlying

26	Litman Gregory Funds Trust

instrument (known as implied volatility), which in turn are affected by fiscal and monetary policies and by national and international political and economic events. As such, prior to the exercise or expiration of the option, the Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including company-specific factors. By writing call and put option spreads on underlying instruments, the Fund’s returns from that strategy will be determined by the performance of the underlying instrument. If the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received, the Fund may incur losses. Changes in the volatility of the underlying stock or instrument can constrain returns from this strategy. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells, but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. By writing a call option, the Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options. If an option that the Fund has purchased is never exercised or closed out, the Fund will lose the amount of the premium it paid and the use of those funds.

¡	Futures Contracts Risk. This is the risk that an investment in futures contracts may be subject to losses that exceed the amount of the premiums paid and may subject the High Income Alternatives Fund’s net asset value to greater volatility.

¡	Forward Contracts Risk. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
¡	P-Notes Risk. This is the risk that the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate. Investments in P-Notes involve risks normally associated with a direct investment in the underlying securities as well as additional risks, such as counterparty risk.

¡	Swaps Risk. Risks inherent in the use of swaps include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the High Income Alternatives Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

•	Equity Securities Risk. This is the risk that the value of equity securities may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the general market, an entire industry or sector, or particular companies. These factors include, without limitation, adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment; increases in production costs; and significant management decisions. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.

¡	Preferred Stock Risk. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

•	Foreign Investment Risk. This is the risk that an investment in foreign (non-U.S.) securities may cause the High Income Alternatives Fund to experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to factors such as currency conversion rate fluctuations, and the political and economic climates and differences in financial reporting, accounting and auditing standards in the foreign countries where the Fund invests or has exposure.

•	Emerging Markets Risk. This is the risk that the value of the Fund’s emerging markets investments will decline due to the greater degree of economic, political and social instability of emerging or developing countries as compared to developed countries.

•	Currency Risk. This is the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

•

Interest Rate Risk. This is the risk that debt securities will decline in value because of changes in interest rates. Generally, the value of debt securities rise when prevailing interest rates fall, and fall when prevailing interest rates rise. A

Fund Summary	27

Litman Gregory Masters High Income Alternatives Fund — (Continued)

fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

•	Investment Companies Risk. This is the risk that investing in other investment companies, including ETFs, CEFs, BDCs, unit investment trusts and open-end funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF’s shares. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. Shares of CEFs also frequently trade at a discount to their net asset value for those and other reasons.

•	Investments in Loans Risk. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of the collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments or become insolvent. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participations. Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations. In addition, many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition.

•	Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

•	Leverage Risk. This is the risk that leverage may cause the effect of an increase or decrease in the value of the High Income Alternatives Fund’s portfolio securities to be magnified and the High Income Alternatives Fund to be more volatile than if leverage was not used. Leverage may result from certain transactions, including the use of derivatives and borrowing.

•	Liquidity and Valuation Risk. It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Fund’s Advisor for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Advisor believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the Fund’s investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks

•	MLP Risk. Investing in MLP units involves some risks that differ from an investment in the equity securities of a company. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by a MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Recent market volatility in the energy markets, including price decreases connected to the virus that causes COVID-19, has significantly affected the performance of the energy infrastructure industry, as well as the performance of the MLPs in which the Fund invests. In addition, volatility in the energy markets may affect the ability of MLPs to finance capital expenditures and new acquisitions and to maintain or increase distributions to investors due to a lack of access to capital.

28	Litman Gregory Funds Trust

•	MLP Tax Risk. Investments in MLP units also present special tax risks. The MLPs in which the Fund invests may fail to be treated as partnerships for U.S. federal income tax purposes. The Fund’s ability to meet its investment objectives will depend, in large measure, on the level of dividends, distributions or income it receives from the MLPs in which it invests and on the MLPs’ continued treatment as partnerships for U.S. federal income tax purposes. If a MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be taxable to the Fund as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. The classification of a MLP as a corporation for U.S. federal income tax purposes could have the effect of reducing the amount of cash available for distribution by the MLP and the value of the Fund’s investment in any such MLP. As a result, the value of the Fund’s shares and the cash available for distribution to Fund shareholders could be materially reduced.

•	Mortgage-Backed Securities Risk. This is the risk of investing in mortgaged-backed securities, which includes interest rate risk, prepayment risk and the risk of defaults on the mortgage loans underlying these securities.

•	Mortgage REIT Risk. Investing in mREITs involves certain risks related to investing in real property mortgages. In addition, mREITs must satisfy highly technical and complex requirements in order to qualify for the favorable tax treatment accorded to REITs under the Internal Revenue Code of 1986 (the “Code”). No assurances can be given that a mREIT in which the Fund invests will be able to continue to qualify as a REIT or that complying with the REIT requirements under the Code will not adversely affect such REIT’s ability to execute its business plan.

•	Multi-Style Management Risk. This is the risk that the High Income Alternatives Fund could experience overlapping security transactions as a result of having different portfolio managers using different strategies to manage the High Income Alternatives Fund’s assets. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment strategy.

•	Investment Selection Risk. The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

•	Municipal Securities Risk. Municipal securities can be significantly affected by litigation, political or economic events, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Municipal securities backed by current or anticipated revenues from specific projects or assets can be negatively affected by the inability of the issuer to collect revenues for the projects or from the assets.

•	Portfolio Turnover Risk. This is the risk that the High Income Alternatives Fund may experience high portfolio turnover rates as a result of its investment strategies. High portfolio turnover rates may indicate higher transaction costs and may result in higher taxes when shares of the High Income Alternatives Fund are held in a taxable account as compared to shares in investment companies that hold investments for a longer period.

•	Short Sale Risk. This is the risk that the value of a security the High Income Alternatives Fund sells short does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. In addition, short sales may cause the High Income Alternatives Fund to be compelled, at a time disadvantageous to it, to buy the security previously sold short, thus resulting in a loss. To meet current margin requirements, the High Income Alternatives Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.

•	Unfavorable Tax Treatment Risk. This is the risk that a material portion of the High Income Alternatives Fund’s return could be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the High Income Alternatives Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.

Fund Summary	29

Litman Gregory Masters High Income Alternatives Fund — (Continued)

Performance

The following performance information provides some indication of the risks of investing in the High Income Alternatives Fund. The bar chart shows changes in the performance of the High Income Alternatives Fund’s Institutional Class shares from year to year. The table below shows how the High Income Alternatives Fund’s average annual total returns of the Institutional Class for the 1-year and since inception periods compare to those of a broad-based market index and two secondary market indexes. Past performance, before and after taxes, does not necessarily indicate how the High Income Alternatives Fund will perform in the future. Updated performance information is available on the High Income Alternatives Fund’s website at www.mastersfunds.com.

Litman Gregory Masters High Income Alternatives Fund -

Institutional Class Calendar Year Total Returns

as of December 31

During the period shown above, the highest and lowest quarterly returns earned by the High Income Alternatives Fund were:

Highest:	4.13%	Quarter ended March 31, 2019
Lowest:	1.07%	Quarter ended September 30, 2019

Average Annual Total Returns (for the periods ended December 31, 2019)
	One Year	Since Fund Inception (9/28/2018)
Litman Gregory Masters High Income Alternatives Fund
Institutional Class
Return Before Taxes	8.37%	3.98%
Return After Taxes on Distributions	6.82%	2.58%
Return After Taxes on Distributions and Sale of Fund Shares	4.99%	2.46%
Investor Class
Return Before Taxes	8.18%	3.82%
Bloomberg Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	8.72%	8.27%
ICE BofAML U.S. High Yield TR USD Index
(reflects no deduction for fees, expenses or taxes)	14.41%	7.18%
HFRX Fixed Income – Credit Index
(reflects no deduction for fees, expenses or taxes)	6.20%	2.36%

30	Litman Gregory Funds Trust

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE HIGH INCOME ALTERNATIVES FUND SINCE:

Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co-Portfolio Manager	2018

	Jack Chee, Principal, Senior Research Analyst and Co-Portfolio Manager	2018

	Jason Steuerwalt, CFA, Principal, Senior Research Analyst and Co-Portfolio Manager	2018

SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE HIGH INCOME ALTERNATIVES FUND SINCE:

Ares Management LLC	Greg Mason, CFA, Managing Director and Portfolio Manager	2018

	Troy Ward, Managing Director and Portfolio Manager	2018

Brown Brothers Harriman & Co.	Andrew P. Hofer, Managing Director, Portfolio Manager and Head of Taxable Portfolio Management	2018

	Neil Hohmann, Managing Director, Head of Structured Products and Portfolio Manager	2018

	Paul Kunz, CFA, Senior Vice President and Portfolio Manager	2018

Guggenheim Partners Investment Management, LLC	Scott Minerd, Chairman of Investments, Global Chief Investment Officer, Managing Partner and Portfolio Manager	2018

	Anne Walsh, CFA, Chief Investment Officer – Fixed Income, Senior Managing Director and Portfolio Manager	2018

	Steven Brown, CFA, Senior Managing Director and Portfolio Manager	2018

	Adam Bloch, Managing Director and Portfolio Manager	2018

Neuberger Berman Investment Advisers LLC	Derek Devens, CFA, Managing Director and Senior Portfolio Manager	2018

For important information about the purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to the “Summary of Other Important Information Regarding the Fund” section on page 32 of this Prospectus.

Fund Summary	31

Summary of Other Important Information Regarding the Funds

Transaction Policies – All Funds

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Litman Gregory Funds Trust, c/o DST Asset Manager Solutions, Inc., P.O. Box 219922, Kansas City, MO 64121-9922), by wire transfer, by telephone at 1-800-960-0188, or through a financial intermediary. The minimum initial and subsequent investment amounts for each Fund are shown below.

Fund/Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Equity Fund, International Fund and Smaller Companies Fund
Regular
- Institutional Class	$10,000	$250	$2,500
Retirement Account
- Institutional Class	$1,000	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500

Alternative Strategies Fund and High Income Alternatives Fund(1)
Regular
- Institutional Class	$100,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$5,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	$2,500	$250	$2,500

(1)

The minimum investment amounts may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with the Alternative Strategies and High Income Alternatives Funds or the distributor of these Funds and for investments effected on a group basis by certain other entities and their employees, such as investments pursuant to a payroll deduction plan and asset-based or wrap programs. Please consult your financial intermediary for information about minimum investment requirements. The Alternative Strategies and High Income Alternatives Funds reserve the right to change or waive the minimum initial and subsequent investment requirements at any time. The High Income Alternatives Fund reserves the right to close purchases to new investors at any time.

Tax Information – All Funds

Depending on the character of income distributed, the Funds’ distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries – All Funds

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or Litman Gregory may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

32	Litman Gregory Funds Trust

Description of Principal Investment Risks

All mutual funds carry a certain amount of risk. The Funds’ returns will vary, and you could lose money on your investment in the Funds. An investment in a Fund is not a deposit of a bank and is not insured, endorsed or guaranteed by any financial institution, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The principal risks for each Fund are identified in the Funds’ Summary Sections and are described in further detail below. Additional information about the principal risks is included in the Funds’ Statement of Additional Information (the “SAI”). Unless otherwise indicated, each risk discussed below applies to each of the Funds.

Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world, the risks described below are heightened significantly compared to normal conditions and therefore subject a Fund’s investments and a shareholder’s investment in a Fund to sudden and substantial losses.

Asset-Backed Securities Risk

The Alternative Strategies Fund and the High Income Alternatives Fund may invest in asset-backed securities (“ABS”), which are debt obligations or debt securities that entitle the holders thereof to receive payments that depend primarily on the cash flow from underlying financial assets, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. An ABS is typically created by the sale of assets or collateral to a conduit, generally a bankruptcy-remote vehicle such as a grantor trust or other special-purpose entity, which becomes the legal issuer of the ABS. Interests in or other securities issued by the trust or special-purpose entity, which give the holder thereof the right to certain cash flows arising from the underlying assets, are then sold to investors through an investment bank or other securities underwriter.

The structure of an ABS and the terms of the investors’ interest in the collateral can vary widely depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Holders of ABS bear various risks, including credit risks, liquidity risks, interest rate risks, market risks, operations risks, structural risks and legal risks.

Credit risk is an important issue in ABS because of the significant credit risks inherent in the underlying collateral and because issuers are primarily private entities. Credit risk arises from losses due to defaults by the borrowers in the underlying collateral or the issuer’s or servicer’s failure to perform. Market risk arises from the cash-flow characteristics of the security, which for many ABS tend to be predictable. The greatest variability in cash flows comes from credit performance, including the presence of early amortization or acceleration features designed to protect the investor if credit losses in the portfolio rise well above expected levels. Interest-rate risk arises for the issuer from the relationship between the pricing terms on the underlying collateral and the terms of the rate paid to security holders. ABS are subject to the risk that a change in interest rates may influence the pace of prepayments of the underlying securities which, in turn, affects yields on an absolute basis. Liquidity risk can arise from increased perceived credit risk. For example, liquidity can also become a significant problem if concerns regarding credit quality lead investors to avoid the securities issued by the relevant special-purpose entity. Operations risk arises through the potential for misrepresentation of asset quality or terms by the originating institution, misrepresentation of the nature and current value of the assets by the servicer and inadequate controls over disbursements and receipts by the servicer. Structural risk may arise through investments in ABS with structures (for example, the establishment of various security tranches) that are intended to reallocate the risks entailed in the underlying collateral (particularly credit risk) in ways that give certain investors less credit risk protection (i.e., a lower priority claim on the cash flows from the underlying pool of assets) than others. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets.

Further, credit risk retention requirements for ABS may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Alternative Strategies Fund and the High Income Alternatives Fund may invest. Although the impact of these requirements is uncertain, certain additional costs may be passed to the Fund and the Fund’s investments in ABS may be adversely affected. Many of the other changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), or foreign regulatory developments could materially impact the value of the Fund’s assets, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund’s performance.

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Description of Principal Investment Risks — (Continued)

Additional risks relating to investments in ABS may arise because of the type of ABS in which the Alternative Strategies Fund and the High Income Alternatives Fund invest, defined by the assets collateralizing the ABS. For example, collateralized mortgage obligations may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities, and may be more volatile or less liquid than other mortgage-backed securities. In addition, ABS backed by aircraft loans and leases may provide the Fund with a less effective security interest in the related underlying collateral than do mortgage-related securities and, thus, it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these ABS. In addition to the risks inherent in ABS generally, risks associated with aircraft securitizations include but are not limited to risks related to commercial aircraft, the leasing of aircraft by commercial airlines and the commercial aviation industry generally. With respect to any one aircraft, the value of such aircraft can be affected by the particular maintenance and operating history for the aircraft or its components, the model and type of aircraft, the jurisdiction of registration (including legal risks, costs and delays in attempting to repossess and export such aircraft following any default under the related loan or lease) and regulatory risk. The Alternative Strategies Fund and the High Income Alternatives Fund may invest in these and other types of ABS that may be developed in the future.

• Residential Mortgage-Backed Securities – Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac.” Non-agency MBS is subject to the risk that the value of such security will decline because, among other things, the security is not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. These securities are often subject to greater credit risk than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS, thus these securities may be subject to greater price fluctuation than agency MBS. Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. Mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect the Alternative Strategies Fund’s and High Income Alternatives Fund’s holdings of mortgage-backed securities. In light of the current interest rate environment, the Alternative Strategies Fund’s and High Income Alternatives Fund’s investments in these securities may be subject to heightened interest rate risk. These risks are elevated given the current distressed economic, market, health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.

• Commercial Mortgage-Backed Securities – Commercial mortgage backed securities (“CMBS”) are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. Investments in CMBS are subject to the risks of ABS generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk. These risks are elevated given the current distressed economic, market, health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.

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Below Investment-Grade Fixed Income Securities Risk	Below investment-grade fixed income securities (also known as “junk bonds”) are considered speculative. These securities are rated Ba1 through C by Moody’s Investors Service (“Moody’s”) or BB+ through D by Standard & Poor’s Rating Group (“S&P”) (or comparably rated by another nationally recognized statistical rating organization), or, if not rated by Moody’s or S&P, are considered by the sub-advisors to be of similar quality. These securities may be subject to greater risks than those of higher rated fixed income securities, including greater risk of default. The market value of below investment-grade fixed income securities is more sensitive to individual corporate developments and economic changes than higher rated securities. Adverse publicity and investor perceptions, whether or not accurate, regarding below investment-grade fixed income securities may depress prices and diminish liquidity for such securities. The market for below investment-grade fixed income securities may be less active than the market for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish the Alternative Strategies Fund’s and High Income Alternatives Fund’s ability to obtain accurate market quotations when valuing the portfolio securities and thereby giving rise to valuation risk. In addition, the Alternative Strategies Fund and the High Income Alternatives Fund may incur additional expenses if a holding defaults and the Alternative Strategies Fund and High Income Alternatives Fund has to seek recovery of its principal investment. Below investment-grade fixed income securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Alternative Strategies Fund and High Income Alternatives Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors. There is no limit to the Alternative Strategies Fund’s and High Income Alternatives Fund’s ability to invest in below investment-grade fixed income securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in below investment-grade fixed income securities as measured at time of purchase.
Capital Structure Arbitrage Risk	The perceived mispricing identified by the sub-adviser may not disappear or may even increase, in which case losses may be realized.
Collateral Risk	If the Fund’s financial instruments are secured by collateral, the issuer may have difficulty liquidating the collateral and/or the Fund may have difficulty enforcing its rights under the terms of the securities if an issuer defaults. Collateral may be insufficient or the Fund’s right to the collateral may be set aside by a court. Collateral will generally consist of assets that may not be readily liquidated, including for example, equipment, inventory, work in the process of manufacture, real property and payments to become due under contracts or other receivable obligations. There is no assurance that the liquidation of those assets would satisfy an issuer’s obligations under a financial instrument. Non-affiliates and affiliates of issuers of financial instruments may provide collateral in the form of secured and unsecured guarantees and/or security interests in assets that they own, which may also be insufficient to satisfy an issuer’s obligations under a financial instrument.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk

The Alternative Strategies Fund and the High Income Alternatives Fund may invest in collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”). Investments in CLOs carry the same risks as investments in loans directly, such as interest rate risk, credit and liquidity and valuation risks, and the risk of default. These investments are also subject to the risks associated with a decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to these types of securities as a class. CLOs issue classes or “tranches” that vary in risk and yield. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A CLO may experience substantial losses attributable to loan defaults. The Fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches, (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which the Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.

Description of Principal Investment Risks	35

Description of Principal Investment Risks — (Continued)

CDOs are structured similarly to CLOs, but are backed by pools of assets that are debt securities rather than only loans, typically including bonds, other structured finance securities (including other ABS and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by the Fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which the Fund may invest. CDOs collateralized by pools of ABS carry the same risks as investments in ABS directly, including losses with respect to the collateral underlying those ABS. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.

Communications Services Sector Risk	Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the communications services sector. Media and communications companies may be significantly affected by product and service obsolescence due to technological advancement or development, competitive pressures (including innovation by competitors and pricing competition), substantial capital requirements, research and development costs, fluctuating demand due to shifting demographics and changing consumer tastes, and changes in regulation. Certain companies in the communications sector may be particular targets of hacking and/or other cybersecurity breaches, which could adversely affect their businesses.
Consumer Discretionary Sector Risk	Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the consumer discretionary sector, which includes, for example, automobile, textile and retail companies. This sector can be significantly affected by, among other factors, changes in domestic and international economies; exchange and interest rates; worldwide demand; competition; consumers’ disposable income levels, propensity to spend and consumer preferences; social trends; and marketing campaigns. Companies in the consumer discretionary sector have historically been characterized as relatively cyclical and therefore more volatile in times of change.
Convertible Arbitrage Risk	Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. A Fund may realize losses or reduced rate of return if underlying relationships among securities in which investment positions are taken change in an adverse manner or a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company, resulting in higher transaction costs and additional capital gains tax liabilities.
Convertible Securities Risk	Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in an issuer’s capital structure than equity securities, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in, among other things, interest rates; other general economic conditions; industry fundamentals; market sentiment; and the issuer’s operating results, financial statements and credit ratings. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.
Credit Risk	Credit risk is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract or other transaction, is unable or unwilling (or is perceived to be unable or unwilling) to make timely payments of principal and/or interest, or to otherwise honor its obligations. The Alternative Strategies Fund and High Income Alternatives Fund will be subject to credit risks with respect to the counterparties of its derivative transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter (“OTC”) derivative transactions, such as foreign currency transactions. As a result, in instances where the Fund enters into OTC derivative transactions, the Fund will be subject to the risk that its direct counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains.

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Currency Risk	The Alternative Strategies Fund and High Income Alternatives Fund may invest in foreign currencies for investment and hedging purposes. All of the Funds may invest in foreign currencies for hedging purposes. Investing in foreign currencies exposes the fund to fluctuations in currency exchange rates. Fluctuations in the exchange rates between different currencies may negatively affect an investment. Each of the Alternative Strategies Fund and High Income Alternatives Fund may be subject to currency risk because it may invest a significant portion of its assets in currency-related instruments, such as forward currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, cross-currency instruments (such as swaps) and direct investments in foreign currencies. The Alternative Strategies Fund and High Income Alternatives Fund also are subject to currency risk because each may invest in securities or other instruments denominated in, or receive revenues in, foreign currencies. The sub-advisors may elect not to hedge currency risk, which may cause the Alternative Strategies Fund and the High Income Alternatives Fund to incur losses that would not have been incurred had the risk been hedged.
Cybersecurity Risk	Information and technology systems relied upon by the Funds, Litman Gregory, the sub-advisors, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although Litman Gregory has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, Litman Gregory, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Funds, Litman Gregory, the sub-advisors, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.
Debt Securities Risk	The value and liquidity of debt securities may be reduced under certain circumstances. The value of debt securities can fluctuate, sometimes rapidly, in response to issuer activity and changes in general economic and credit market conditions, including changes in interest rates. The prices of debt securities can be volatile, and there can be severe limitations in the ability to value or sell certain debt securities, including those that are of higher credit quality, during periods of reduced credit market liquidity such as the one that the market experienced in 2008 and 2009.
Derivatives Risk

Some of the instruments in which the Alternative Strategies Fund and the High Income Alternatives Fund may invest may be referred to as “derivatives,” because their value “derives” from the value of an underlying asset, reference rate or index. Use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and each of the Alternative Strategies Fund and the High Income Alternatives Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the behavior of a derivative and that of the reference instrument, and the reference instrument may not perform as anticipated. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might

Description of Principal Investment Risks	37

Description of Principal Investment Risks — (Continued)

have been beneficial. Derivatives may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate losses from the derivatives. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing of income recognition and character of taxable distributions payable to shareholders. Certain aspects of the regulatory treatment of derivative instruments, including federal income tax, are currently unclear and may be affected by changes in legislation, regulations, or other legally binding authority.

Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. Not all derivative transactions require a counterparty to post collateral, which may expose the Alternative Strategies Fund and the High Income Alternatives Fund to greater losses in the event of a default by a counterparty. Counterparty risk is generally thought to be greater with OTC derivatives than with derivatives that are centrally cleared. However, derivatives that are traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.

When the Alternative Strategies Fund and the High Income Alternatives Fund use derivatives, each Fund will likely be required to provide margin or collateral and/or segregate cash or other liquid assets; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund’s ability to pursue other opportunities as they arise. Segregated assets are not available to meet redemptions. The amount of assets required to be segregated will depend on the type of derivative the Fund uses and the nature of the contractual arrangement. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed.

Although the Alternative Strategies Fund and the High Income Alternatives Fund may use derivatives to attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses.

Additional risks associated with certain types of derivatives are discussed below:

Options Risk. The Alternative Strategies Fund and High Income Alternatives Fund may invest in options. Options trading entails risks in addition to those resulting from trading in traditional securities. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. An investment in options is subject to the risk of a complete loss of the amounts paid as premiums to purchase the options.

Forward Contracts Risk. The Alternative Strategies Fund and High Income Alternatives Fund may invest in forward contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Alternative Strategies Fund and High Income Alternatives Fund enter into non-U.S. currency forward contracts with banks, the Funds are subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).

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Futures Contracts Risk. The Alternative Strategies Fund and High Income Alternatives Fund may invest in futures contracts. The loss that may be incurred by entering into futures contracts could exceed the amount of the premiums paid and may be potentially unlimited. Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”). Additionally, as a result of the low collateral deposits normally involved in futures trading, a relatively small movement in the price or value of a futures contract increases the risk of losing more than the amount initially invested by the Fund. Furthermore, exchanges may limit fluctuations in futures contract prices during a trading session by imposing a maximum permissible price movement on each futures contract. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. Futures contracts executed on foreign exchanges may not be provided the same protections as provided by U.S. exchanges.

P-Notes Risk. The International Fund, the Alternative Strategies Fund and the High Income Alternatives Fund may invest in P-Notes. P-Notes are a type of equity-linked derivative generally issued by banks or broker-dealers and are designed to replicate the performance of the underlying equity securities. P-Notes are typically utilized to obtain exposure in certain non-U.S. markets where direct investment in a company’s equity is not permitted or otherwise feasible. Even though a P-Note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the P-Notes seek to replicate due to transaction costs and other expenses. P-Notes represent unsecured, unsubordinated contractual rights of the issuer and do not confer any right, title or interest in respect to the underlying equity securities or provide rights against the issuer of the underlying securities. For this reason, in addition to the risks normally associated with a direct investment in the underlying securities, P-Notes are subject to counterparty risk if the issuer of the P-Note is unable or refuses to perform under the terms of the P-Note and must rely on the creditworthiness of the counterparty for its investment returns on the P-Notes. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. P-Notes are also not traded on exchanges, are privately issued, and may be illiquid. There can be no assurance that the trading price or value of P-Notes will equal the value of the underlying value of the equity securities they seek to replicate.

Credit Default Swaps Risk. The Alternative Strategies Fund and the High Income Alternatives Fund may enter into credit default swap agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract, provided no event of default has occurred. In the event of default, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. Each Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, each Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller is normally obligated to pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. If the Fund writes a credit default swap, it would normally be required to segregate liquid assets equal in value to the notional value of the reference obligation.

Total Return Swaps Risk. The Alternative Strategies Fund and the High Income Alternatives Fund may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of London Interbank Offered Rate

Description of Principal Investment Risks	39

Description of Principal Investment Risks — (Continued)

(“LIBOR”) based cash flows. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. No notional amounts are exchanged with total return swaps. The total return receiver assumes the entire economic exposure – that is, both market and credit exposure – to the reference asset. The total return payer – often the owner of the reference obligation – gives up economic exposure to the performance of the reference asset and in return takes on counterparty credit exposure to the total return receiver in the event of a default or fall in value of the reference asset.
Distressed Companies Risk

Investments in distressed companies typically involve the purchase of high-yield bonds (also known as “junk bonds”) or comparable unrated debt securities, or the purchase of direct indebtedness (or participations in the indebtedness) of such companies. Indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company. Loan participations represent fractional interests in a company’s indebtedness and are generally made available by banks or insurance companies. By purchasing all or a part of a company’s direct indebtedness, a Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. A Fund also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy. Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

The purchase of indebtedness or loan participations of a troubled company always involves the risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost. Purchasers of participations, such as a Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, a Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness. When a Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

Emerging Markets Risk

Emerging market countries are those with immature economic and political structures, and investing in emerging markets entails greater risk than in developed markets. Emerging markets may be under-capitalized, have less developed legal and financial systems or have less stable currencies than markets in the developed world. Emerging market securities are securities that are issued by companies with their principal place of business or principal office in an emerging market country; or securities issued by companies for which the principal securities trading market is an emerging market country. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries. Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Economies in emerging market countries may also be more susceptible to natural and man-made disasters, such as earthquakes, tsunamis, terrorist attacks, or adverse changes in climate or weather. In addition, many developing countries with less established health care systems have experienced outbreaks of pandemic or contagious diseases from time to time, including, but not limited to, COVID-19, Ebola, Zika, avian flu, severe acute respiratory syndrome, and Middle East Respiratory Syndrome. The risks of such phenomena and resulting social, political, economic and environmental damage cannot be quantified. These events can exacerbate market volatility as well as impair economic activity, which can have both short- and immediate-term effects on the valuations of the companies and issuers in which the Funds invest. The Funds define an emerging market country as any country that is included in the MSCI Emerging Markets Index.

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Equity Securities Risk	The value of equity securities may fluctuate, sometimes rapidly and unexpectedly, due to various factors, including factors affecting the general market, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, and factors directly related to a specific company, such as significant decisions made by its management. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. The prices of equity securities may also experience greater volatility during periods of challenging market conditions such as the one that the market recently experienced. This risk is greater for small- and medium-sized companies, which tend to be more vulnerable to adverse developments than larger companies.
Event-Driven Risk	The Alternative Strategies Fund may make event-driven investments. Event-driven strategies seek to profit from the market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. Event-driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it. Event-driven opportunities involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic. In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities. A Fund may take both long and short positions in a wide range of securities, derivatives and other instruments in implementing its event-driven strategies.
Financial Sector Risk	Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the financial sector. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. The Funds may be adversely affected by events or developments negatively impacting the financial sector. For example, events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies, including banks, to incur losses. If the Funds focus their investments in banks or bank-related companies, the Funds will be sensitive to adverse developments in the banking industry (domestic or foreign). Banks can be particularly susceptible to, among other things, adverse legislative, regulatory and monetary policy changes, interest rate movements, the availability of capital and cost to borrow, the rate of debt defaults, and developments in the real estate market.
Foreign Investment Risk

Investing in foreign (non-U.S) securities may expose the Funds to risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in currency conversion rate, currency blockages, and adverse political, social and economic developments affecting a foreign country. In addition, foreign securities may have less publicly available information and may be more volatile and/or less liquid. Investments in foreign securities could also be affected by factors such as differences in financial reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, smaller and less-strict regulation of securities markets, restrictions on receiving investment proceeds from a foreign country, and potential difficulties in enforcing contractual obligations. Economies in foreign countries may also be more susceptible to natural and man-made disasters, such as earthquakes, tsunamis, terrorist attacks, or adverse changes in climate or weather. In addition, many foreign countries with less established health care systems have experienced outbreaks of pandemic or contagious diseases from time to time, including, but not limited to, COVID-19, Ebola, Zika, avian flu, severe acute respiratory syndrome and Middle East Respiratory

Description of Principal Investment Risks	41

Description of Principal Investment Risks — (Continued)

Syndrome. The risks of such phenomena and resulting social, political, economic and environmental damage cannot be quantified. These events can exacerbate market volatility as well as impair economic activity, which can have both short- and immediate-term effects on the valuations of the companies and issuers in which the Funds invest. These risks are greater in the emerging markets. There is no limit to the Alternative Strategies Fund’s ability to invest in emerging market securities; however, under normal market conditions, it does not expect to invest more than 50% of its total assets in emerging market securities. Additional information about the risks of emerging markets is described above under “Emerging Markets Risk.”

The International Fund invests a significant portion of its assets in issuers based in Western Europe and the United Kingdom (“UK”). The economies of countries in Europe are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. Efforts by the member countries of the European Union (“EU”) to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. However, the substance of these policies may not address the needs of all European economies. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits and unemployment. Markets have also been affected by the withdrawal of the UK from the EU on January 31, 2020 (an event commonly known as “Brexit”). The future relationship between the UK and the EU remains unresolved and subject to negotiation during an 11-month transition period, and there is considerable uncertainty surrounding the impact of Brexit on the UK, the EU and the broader global economy. An exit by any member countries from the EU or the Economic and Monetary Union of the EU, or even the prospect of such an exit, could lead to increased volatility in European markets and negatively affect investments both in issuers in the exiting country and throughout Europe. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets.

Healthcare Sector Risk	Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the healthcare sector. Companies in the healthcare sector may be affected by the overall economic conditions as well as by factors particular to the healthcare sector. Those factors include extensive government regulation; restrictions on government reimbursement for medical expenses; rising costs of medical products, services and facilities; pricing pressure; an increased emphasis on outpatient services; limited number of products and product obsolescence due to industry innovation; changes in technologies and other market developments. A major source of revenue for the healthcare sector is payments from Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs, as well as state or local healthcare reform measures. Companies in the healthcare sector depend heavily on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of companies in this sector. Healthcare companies also are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make raising prices difficult and, at times, may result in price discounting. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be more susceptible to product obsolescence.
Industrial Sector Risk

Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the industrial sector. Stock prices for the types of companies included in the industrial sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies. Aerospace and defense companies, a component of the industrial sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and foreign government demand for their products and services. Thus, the financial condition of, and investor interest in,

42	Litman Gregory Funds Trust

aerospace and defense companies are heavily influenced by governmental spending policies which are typically under pressure from efforts to control the U.S. (and other) government budgets. Transportation stocks, a component of the industrial sector, are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Interest Rate Risk	Changes in interest rates may cause the value of debt securities to decline. Generally, the value of debt securities rise when prevailing interest rates fall, and fall when prevailing interest rates rise. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.
Investment in Investment Companies Risk

The High Income Alternatives Fund and its shareholders may incur the pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders will incur the operating expenses of these investment vehicles. In addition, the Fund will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their net asset value. The purchase of shares of some investment companies (such as CEFs and ETFs) may require the payment of substantial premiums above the value of such companies’ portfolio securities or net asset values.

The High Income Alternatives Fund may, from time to time, invest a portion of its assets in investment companies advised by a sub-advisor, or an affiliate of the sub-advisor.

An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in the High Income Alternatives Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which the Fund would not engage or invest directly.

The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest.

The underlying investment companies or other investment vehicles in which the High Income Alternatives Fund invests are often institutional funds owned by a small number of shareholders and are thus also subject to the risk that shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the High Income Alternatives Fund.

An investment by the High Income Alternatives Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, an investment in an ETF may be subject to additional risk, including: the ETF’s shares may trade at a discount or premium relative to the net asset value of the shares; an active trading market may not develop for the ETF’s shares; the listing exchange may halt trading of the ETF’s shares; the ETF may fail to correctly track the referenced asset (if any); and the ETF may hold troubled securities in the referenced index or basket of investments. Shares of CEFs frequently trade at a discount to their net asset value. Investments in CEFs that elect to be regulated as BDCs may be subject to a high degree of risk.

BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to the public equity markets or capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or private debt fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a

Description of Principal Investment Risks	43

Description of Principal Investment Risks — (Continued)

greater impact on the value of their stock than is the case with a larger company. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore carry risk of that particular sector or industry group. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various other risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.
Investment in Loans Risk

The High Income Alternatives Fund may invest in loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities and unfunded commitments. Loans may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. The terms of certain loan agreements may cause certain loans to be particularly sensitive to changes in benchmark interest rates. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to meet the obligation of the borrower. Certain loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or incur other debt obligations. To the extent a loan does not have such covenants, an investment in the loan may be particularly sensitive to the risks associated with loan investments. The Fund’s interest in a particular loan and/or in a particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor. As a result, a loan may not be fully collateralized (and may be uncollateralized) and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled on a timely basis or at all. In addition, the Fund may have limited rights to exercise remedies against collateral or against an obligor when payments are delayed or missed.

Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. In addition, to the extent the High Income Alternatives Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund’s investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.

Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Loans and other debt instruments rated below “BBB” category by S&P or “Baa” category by Moody’s or unrated but assessed of similar quality are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loan interests are subject to restrictions on transfer that may limit the ability of the High Income Alternatives Fund to sell the interests at an advantageous time or price. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which the Fund may invest will be relatively illiquid and difficult to value. Loans are often subject to restrictions on resale or assignment. The may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund. Transactions in loans are often subject to long settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As

44	Litman Gregory Funds Trust

a result, sale proceeds potentially will not be available to the Fund to make additional investments or to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices, taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash.

Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy or become insolvent. Bankruptcy or other court proceedings may delay, limit or negate the High Income Alternatives Fund’s ability to collect payments on its loan investments or otherwise adversely affect the Fund’s rights in collateral relating to the loan and the Fund may need to retain legal or similar counsel to help in seeking to enforce its rights. In addition, if the Fund holds certain loans, the Fund may be required to exercise its rights collectively with other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the Fund’s investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.

The High Income Alternatives Fund values its assets on each business day that the New York Stock Exchange is open. However, because the secondary market for loans is limited and trading may be irregular, they may be difficult to value. Market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available. In certain circumstances, the sub-advisor or its affiliates (including on behalf of clients other than the Fund) or the Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund might be unable to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the sub-advisor or the Fund determines not to receive non-public information about a borrower for loan investments, the Fund may be disadvantaged relative to other investors and the Fund may not take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims. The sub-advisor or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, the Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument.

Investment Selection Risk	The specific investments held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.
Large Shareholder Purchase and Redemption Risk	The Equity Fund, the International Fund, the Smaller Companies Fund and the High Income Alternatives Fund are subject to the risk of large shareholder purchases and redemptions. A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Description of Principal Investment Risks	45

Description of Principal Investment Risks — (Continued)

Leverage Risk	Leverage may result from certain transactions, including the use of derivatives and borrowing, particularly with respect to the Alternative Strategies Fund and the High Income Alternatives Fund. Although leverage creates an opportunity for increased income and gain, it also creates certain risks. For example, the use of leverage may cause the effect of an increase or decrease in the value of the Fund’s portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used. Under normal circumstances, the Alternative Strategies Fund and the High Income Alternatives Fund may each borrow amounts up to one third of the value of its total assets except that it may exceed this limit to satisfy redemption requests or for other temporary purposes.
LIBOR Risk	LIBOR is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. For example, debt securities in which a Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. A Fund’s derivative investments may also reference LIBOR. In addition, issuers of instruments in which a Fund invests may obtain financing at floating rates based on LIBOR, and a Fund may use leverage or borrowings based on LIBOR. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the intention to phase out the use of LIBOR by the end of 2021. There is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement reference rate. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR.
Market Risk and Recent Market Volatility Associated with COVID-19

The market prices of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets. The value or liquidity of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Securities may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously. Natural disasters, public health emergencies (including pandemics and epidemics), terrorism and other global unforeseeable events may lead to instability in world economies and markets, may lead to increased volatility, and may have adverse long-term effects. The Funds cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Funds’ investments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now spread globally. This coronavirus has resulted in certain travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, expanded healthcare services and expenses, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

46	Litman Gregory Funds Trust

Materials Sector Risk	Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the materials sector, which includes, for example, companies in the chemicals, metals and mining, paper and forest products, containers and packaging, and construction materials industries. Many companies in the materials sector are significantly affected by the level and volatility of commodity prices, the exchange value of the U.S. dollar, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liability for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The basic industries sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.
Merger Arbitrage Risk	The Alternative Strategies Fund is subject to merger arbitrage risk. Merger arbitrage seeks to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin offs, liquidations and other corporate reorganizations (each, a “deal”). The success of merger arbitrage depends on the discount between the deal price and the price of the target company’s stock after the deal is announced but before it is closed. If a proposed reorganization in which the Alternative Strategies Fund invests is renegotiated or terminated, the Fund may suffer a loss.
MLP Risk

The High Income Alternatives Fund may invest in MLPs. An investment in MLP units involves some risks which differ from Equity Securities Risk. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Recent market volatility in the energy markets, including price decreases connected to the virus that causes COVID-19, has significantly affected the performance of the energy infrastructure industry, as well as the performance of the MLPs in which the Fund invests. In addition, volatility in the energy markets may affect the ability of MLPs to finance capital expenditures and new acquisitions and to maintain or increase distributions to investors due to a lack of access to capital.

• MLP Common Units. MLP common units can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (generally measured in terms of distributable cash flow). Prices of common units of individual MLPs also can be affected by fundamentals unique to the partnership, including earnings power and coverage ratios.

• MLP I-Shares. MLP I-Shares represent an ownership interest issued by an MLP affiliate, typically an LLC, which owns an interest in and manages the MLP. MLP I-Shares may be subject to illiquid securities risk because of their potentially relatively smaller size. I-Shares may trade at a discount to their related MLP units, despite having an economic value equivalent to an MLP unit and an equal claim on the cash flows underlying the investment.

• General partner interests in MLPs are typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holders of a general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. Conflicts of interest may arise between the general partners or managing member on the one hand, and the limited partners or members on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Description of Principal Investment Risks	47

Description of Principal Investment Risks — (Continued)

MLP Tax Risk	The High Income Alternatives Fund’s ability to meet its investment objectives depends, in large measure, on the level of dividends, distributions or income it receives from the MLPs in which it invests and on the MLPs’ continued treatment as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain its partnership status, or if it is unable to do so because of tax or other law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay U.S. federal income tax (as well as state and local taxes) at the entity level on its taxable income and distributions received by the Fund would be taxable to the Fund as dividend income to the extent of the MLP’s current and accumulated earnings and profits for federal tax purposes. In addition, any distributions that the Fund receives from an MLP that were treated as dividends in the hands of the Fund could materially affect the tax character of the Fund’s distributions to shareholders. Moreover, in the case of an MLP treated as a corporation for U.S. federal income tax purposes, any items of loss or deduction in excess of such MLP’s items of income or gain would not be treated as incurred directly by the Fund and would be permitted to be used only by such MLP. Therefore, in general, the classification of a MLP as a corporation for U.S. federal income tax purposes could adversely affect the Fund and its shareholders, including by (i) reducing the amount of cash available for distribution by the MLP to the Fund and, in turn, for distribution by the Fund to the Fund’s shareholders and (ii) reducing the value of the Fund’s investment in any such MLP and, in turn, the value of the Fund’s shares.
Mortgage-Backed Securities Risk	The Alternative Strategies Fund and the High Income Alternatives Fund may invest in mortgage-backed securities. Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. The values of some mortgage-backed securities may expose these Funds to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Mortgage-backed securities that are collateralized by a portfolio of mortgages or mortgage-related securities depend on the payments of principal and interest made by or through the underlying assets, which may not be sufficient to meet the payment obligations of the mortgage-backed securities.
Mortgage REIT Risk	The High Income Alternatives Fund may invest in mortgage REITs (“mREITs”), which are pooled investment vehicles that invest the majority of their assets in real property mortgages and which generally derive income primarily from interest payments thereon. Investing in mREITs involves certain risks related to investing in real property mortgages. In addition, mREITs must satisfy highly technical and complex requirements in order to qualify for the favorable tax treatment accorded to REITs under the Code. No assurances can be given that a mREIT in which the Fund invests will be able to continue to qualify as a REIT or that complying with the REIT requirements under the Code will not adversely affect such REIT’s ability to execute its business plan.

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Municipal Securities Risk

The High Income Alternatives Fund may invest in municipal securities. The municipal securities market could be significantly affected by adverse political and legislative changes or litigation at the federal or state level, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may hinder its ability to pay interest and principal. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. The amount of public information available about municipal securities is generally less than that available about corporate securities.

In the case of insured municipal securities, insurance supports the commitment that interest payments will be made on time and the principal will be repaid at maturity. Insurance does not, however, protect the Fund or its shareholders against losses caused by declines in a municipal security’s market value. The sub-advisor generally looks to the credit quality of the issuer of a municipal security to determine whether the security meets the Fund’s quality restrictions, even if the security is covered by insurance. However, a downgrade in the claims-paying ability of an insurer of a municipal security could have an adverse effect on the market value of the security.

Municipal issuers may be adversely affected by high labor costs and increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. The secondary market for municipal securities may not be very liquid, which could limit the Fund’s ability to sell securities it is holding. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could affect the economic viability of facilities that are the sole source of revenue to support private activity bonds.

Multi-Style Management Risk	Because portions of a Fund’s assets are managed by different portfolio managers using different styles/strategies, a Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time that other portfolio managers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style. Litman Gregory’s and the sub-advisors’ judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which a Fund invests may prove to be incorrect, and there is no guarantee that Litman Gregory’s judgment will produce the desired results. In addition, a Fund may allocate its assets so as to under- or over-emphasize certain strategies or investments under market conditions that are not optimal, in which case the Fund’s value may be adversely affected.
Portfolio Turnover Risk	High portfolio turnover involves correspondingly greater expenses, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which may result in adverse tax consequences to a Fund’s shareholders. Certain of a Fund’s investment strategies may result in it having higher portfolio turnover rates. Higher portfolio turnover may cause a Fund to experience increased transaction costs, dealer markups, brokerage expenses and other acquisition costs, and may cause shareholders to incur increased taxes on their investment in a Fund as compared to shareholders in investment companies that hold investments for longer periods. The portfolio managers do not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of a Fund consistent with its investment objective and policies. Variations in portfolio turnover rates may be due to fluctuations in shareholder purchase, exchange and redemption transactions, market conditions or changes in the portfolio manager’s outlook.

Description of Principal Investment Risks	49

Description of Principal Investment Risks — (Continued)

Short Sale Risk	Each Fund may sell securities short. A Fund may suffer a loss if it sells a security short and the value of the security does not go down as expected. The risk of loss is theoretically unlimited if the value of the security sold short continues to increase. Short sales expose the Fund to the risk that it may be compelled to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the Fund. To meet current margin requirements, a Fund is required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short.
Smaller Companies Risk	Securities of companies with smaller market capitalizations are generally more volatile and less liquid than the securities of large-capitalization companies. Small- and mid-sized companies may be more reliant on a few products, services or key personnel, which can make it riskier than investing in larger companies with more diverse product lines and structured management. Smaller companies may have no or relatively short operating histories or may be newer public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.
Special Situations Risk	Investments in special situations (undervalued equities, merger arbitrage situations, distressed companies, etc.) may involve greater risks when compared to other investments a Fund may make due to a variety of factors. For example, mergers, acquisitions, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, if at all.
Technology Sector Risk	Certain of the Funds, through the implementation of their respective investment strategies, may from time to time invest a significant portion of their assets in the technology sector. The technology sector is a very volatile segment of the market. The nature of technology is that it is rapidly changing. Therefore, products or services that may initially look promising may subsequently fail or become obsolete. In addition, many technology companies are younger, smaller and unseasoned companies which may not have established products, an experienced management team, or earnings history.
Unfavorable Tax Treatment Risk	Various types of investments in which the Alternative Strategies Fund and the High Income Alternatives Fund may invest, including derivatives, mortgage related securities, and REITs, may cause the Fund’s returns to be in the form of net investment income or short-term capital gains, some of which may be distributed to shareholders and taxed at ordinary income tax rates. Therefore, shareholders may have a greater need to pay regular taxes than compared to other investment strategies that hold investments longer. Due to this investment strategy, it may be preferable for certain shareholders to invest in the Fund through pre-tax or tax-deferred accounts as compared to investment through currently taxable accounts. Potential shareholders are encouraged to consult their tax advisors in this regard.
Value Stock Risk	Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the manager, undervalued. The value of a security believed by the manager to be undervalued may never reach what is believed to be its full (intrinsic) value, or such security’s value may decrease.

50	Litman Gregory Funds Trust

Fund Management and Investment Styles

The Advisor

The Funds are managed by Litman Gregory Fund Advisors, LLC (“Litman Gregory”), 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596. Litman Gregory has overall responsibility for assets under management, recommends the selection of managers as sub-advisors of the Funds (each, a “manager” or “sub-advisor”) to the Board of Trustees (the “Board”) of the Litman Gregory Funds Trust (the “Trust”), evaluates the performance of the managers, monitors changes at the managers’ organizations that may impact their abilities to deliver superior future performance, determines when to rebalance the managers’ assets and the amount of cash equivalents (if any) that may be held in addition to cash in each of the managers’ sub-portfolios, coordinates with the managers with respect to diversification and tax issues and oversees the operational aspects of the Funds.

Jeremy DeGroot is Chairman of the Board of Trustees and President of the Trust, the Portfolio Manager of the Alternative Strategies Fund, and a Co-Portfolio Manager of the Equity Fund, High Income Alternatives Fund, International Fund, and Smaller Companies Fund. He is also a Principal and Member of Litman Gregory Asset Management, LLC (“LGAM”), a research-oriented money management firm that wholly owns and provides research to Litman Gregory, and serves as its Chief Investment Officer. Prior to joining LGAM in 1999, DeGroot was a Manager in KPMG Peat Marwick’s Economic Consulting Services practice in 1998. From 1989 to 1997, he was a Senior Economist with the Law & Economics Consulting Group, Inc., providing economics and financial analysis to Fortune 500 clients. He has a Master’s degree in Economics from the University of California Berkeley.

Jack Chee is an Assistant Secretary of the Trust and the Co-Portfolio Manager of the Equity Fund, the Smaller Companies Fund and the High Income Alternatives Fund. He is also a Principal and Member of LGAM and serves as a Senior Research Analyst at the Advisor. Prior to joining LGAM in 2000, Chee was a Mutual Fund Analyst with Value Line Mutual Fund Survey. He has a BS degree in Mechanical Engineering from Drexel University.

Rajat Jain is an Assistant Secretary of the Trust and the Co-Portfolio Manager of the Equity Fund and the International Fund. He is also a Principal and Member of LGAM and serves as a Senior Research Analyst at the Advisor. Prior to joining LGAM in 2003, Jain was a Vice President with Montgomery Asset Management and was an Associate Director with BARRA Rogers Casey. He has a BS degree in Physics from St. Stephens College and an MBA degree from University of South Carolina.

Jason Steuerwalt is an Assistant Secretary of the Trust and a Senior Research Analyst at the Advisor and the Co-Portfolio Manager of the Alternative Strategies Fund and the High Income Alternatives Fund. He is also a Principal and Member of LGAM. Prior to joining LGAM in 2013, Steuerwalt was a Vice President with Hall Capital Partners, focusing on absolute return hedge funds and opportunistic/private credit strategies.

DeGroot, Chee, Jain and Steuerwalt are the individuals at Litman Gregory primarily responsible for monitoring the day-to-day activities of the portfolio managers at the sub-advisors and for overseeing all aspects of Litman Gregory’s responsibilities with respect to the Funds.

Asset Level Limitations

Litman Gregory believes that high levels of assets under management can be detrimental to certain investment strategies. Litman Gregory also believes that relatively low levels of assets under management can provide flexibility to skilled investment managers that under certain circumstances may contribute positively to returns. It is Litman Gregory’s belief that asset levels are particularly relevant to the Funds given their concentrated investment strategy. Because of this belief, each of the Funds may be closed to new shareholders, with certain exceptions approved by the Board, at asset levels that Litman Gregory and the sub-advisors believe to be optimal in allowing for a high degree of flexibility on a per-sub-advisor basis. Alternatively, additional sub-advisors may be added to the Funds to expand capacity in order to avoid closing to new shareholders or to avoid “hard closing” to existing shareholders. Litman Gregory will add a new sub-advisor only if, in its opinion, the sub-advisor has the exceptional stock-picking skill and other traits Litman Gregory requires of the existing managers.

Sub-Advisor Evaluation and Selection

Litman Gregory is responsible for hiring and removing sub-advisors. Before hiring a sub-advisor, Litman Gregory performs extensive due diligence. This includes quantitative and qualitative analysis, including (but not limited to) an evaluation of: the investment process, the consistency of its execution and discipline; individual holdings; strategies employed, past mistakes, risk controls, team depth and quality; operations and compliance; and business focus and vision. Litman Gregory’s evaluation process includes review of literature and documents, quantitative historical performance evaluation, extensive discussions with members of the investment team and firm management and background checks through industry contacts. Each of the sub-advisor’s management fee is also an important consideration. It is Litman Gregory’s objective to hire sub-advisors who it believes are skilled and can deliver strong market cycle returns when taking risk into account. Litman Gregory defines a “market cycle” as the movement from a period of increasing prices and strong performance, or bull market, through a period of weak performance and falling prices, or bear market, and back again to new strength. A full market cycle is usually three to five years, but can vary considerably. The top of a cycle is called a peak and the bottom a trough. Litman Gregory generally assesses the long-term growth of an investment by considering the increase in the value of the investment over a period greater than five years. For the Alternative Strategies Fund and the High Income Alternatives Fund, Litman Gregory will favor managers who it believes focus on markets or investment strategies that are inherently low risk

Fund Management and Investment Styles	51

Fund Management and Investment Styles — (Continued)

on an absolute basis or relative to their return potential; and managers who have a clearly risk-sensitive mindset in executing their portfolio strategy. Generally, Litman Gregory prefers managers who it believes will be able to add value through security selection and from tactical allocations to securities, markets or strategies at times when it believes such allocations are compelling from a risk/return perspective. Litman Gregory is responsible for the general overall supervision of the sub-advisors along with allocating the portfolio’s assets for their investment decisions as well as rebalancing the portfolio as necessary from time to time.

Multi-Manager Issues

More on Multi-Style Management: The investment methods used by the managers in selecting securities for the Funds vary. The segment of each Fund’s portfolio managed by a manager will, under normal circumstances, differ from the segments managed by the other managers with respect to portfolio composition, turnover, issuer capitalization and issuer financial condition. Because security selections are made independently by each manager, it is possible that a security held by one portfolio segment may also be held by other portfolio segments of the Funds or that several managers may simultaneously favor the same industry segment. Litman Gregory monitors the overall portfolio on an ongoing basis to ensure that such overlaps do not create an unintended industry concentration or result in lack of diversification.

Litman Gregory is responsible for establishing the target allocation of Fund assets to each manager and may adjust the target allocations at its discretion. Market performance may result in allocation drift among the managers of a Fund. Litman Gregory is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by Litman Gregory. Each manager independently selects the brokers and dealers to execute transactions for the segment of a Fund being managed by that manager. Litman Gregory may at its discretion allow a manager to hold fewer or more than the specified number of holdings in its portfolio. The number of holdings may be the result of a manager’s investment decision, an involuntary spin-off by one of the companies held in the portfolio, the payment of a stock dividend or split in a separate class of stock, or a timing mismatch when buying or selling a portfolio security while selling or establishing a position in an existing security.

At times, allocation adjustments in the Alternative Strategies Fund may be considered tactical with over- or under-allocations to certain managers based on Litman Gregory’s assessment of the risk and return potential of each manager’s strategy at that point in time. Manager allocations are also influenced by each manager’s historical returns and volatility, which are assessed by examining the performance of strategies run by the managers in their private (hedge) funds or other accounts that Litman Gregory believes to be similar to those that will be used for the Alternative Strategies Fund. Litman Gregory has analyzed the individual and combined performance of the Alternative Strategies Fund’s managers in a variety of investment environments.

In the event a manager ceases to manage a segment of a Fund’s portfolio, Litman Gregory will select a replacement manager or allocate the assets among the remaining managers. The securities that were held in the departing manager’s segment of the Fund’s portfolio may be allocated to and retained by another manager of the Fund or will be liquidated in an orderly manner, taking into account various factors, which may include but are not limited to the market for the security and the potential tax consequences. Litman Gregory may also add additional managers in order to increase Fund diversification or capacity.

The SAI provides additional information about the compensation of each portfolio manager at each sub-advisor, other accounts managed by each portfolio manager, and each such portfolio manager’s ownership of securities of the Funds.

Temporary Defensive Positions: Under unusual market conditions or for temporary defensive purposes, a substantial part of each Fund’s total assets may be invested in cash or short-term, high-quality debt securities. To the extent that a Fund assumes a temporary defensive position, it may not achieve its investment objective during that time. Defensive positions may be initiated by the individual portfolio managers or by Litman Gregory.

Multi-Manager Exemptive Order: The Trust and Litman Gregory have obtained an exemptive order from the SEC that permits Litman Gregory, subject to certain conditions, to hire, terminate and replace managers with the approval of the Board only and without shareholder approval. Within 60 days of the hiring of any new manager or the implementation of any proposed material change in a sub-advisory agreement with an existing manager, shareholders will be furnished information about the new manager or sub-advisory agreement that would be included in a proxy statement. The order also permits a Fund to disclose sub-advisory fees only in the aggregate in its registration statement. Pursuant to the order, shareholder approval is required before Litman Gregory enters into any sub-advisory agreement with a manager that is affiliated with the Funds or Litman Gregory.

Portfolio Holdings Information

A description of the Funds’ policies and procedures regarding disclosure of the Funds’ portfolio holdings can be found in the SAI, which can be obtained free of charge by contacting the Funds’ transfer agent (the “Transfer Agent”) at 1-800-960-0188.

Advisory Fees

Each Fund pays a monthly investment advisory fee to Litman Gregory based on that Fund’s average daily net assets. The table below illustrates the base fee rates payable to Litman Gregory and the reduced fee rates payable on assets in excess of certain levels (breakpoints).

52	Litman Gregory Funds Trust

Fund	Advisory Fee (as a percentage of net assets)
Equity Fund	First $750 million	1.10%
	Over $750 million	1.00%
International Fund	First $1 billion	1.10%
	Over $1 billion	1.00%
Smaller Companies Fund	First $450 million	1.14%
	Over $450 million	1.04%
Alternative Strategies Fund	Up to $2 billion	1.40%
	Between $2 and $3 billion	1.30%
	Between $3 and $4 billion	1.25%
	Over $4 billion	1.20%
High Income Alternatives Fund	Up to $1 billion	0.95%
	Between $1 and $2 billion	0.925%
	Between $2 and $3 billion	0.90%
	Between $3 and $4 billion	0.875%
	Over $4 billion	0.85%

Litman Gregory, not the Funds, is responsible for payment of the sub-advisory fees to the managers, each of whom is compensated monthly on the basis of the assets committed to its individual discretion. As of March 31, 2020, based on the assets of each Fund and the asset allocation targets, Litman Gregory pays fees to the sub-advisors as follows, which may change in the future because assets and allocations will fluctuate:

Fund	Aggregate Annual Fee Rates Litman Gregory Pays to Sub-Advisors
Equity Fund	0.589%
International Fund	0.486%
Smaller Companies Fund	0.464%
Alternative Strategies Fund	0.623%
High Income Alternatives Fund	0.405%

Through April 30, 2021, pursuant to a Restated Contractual Advisory Fee Waiver Agreement, most recently amended effective as of August 28, 2018 (the “Fee Waiver Agreement”), Litman Gregory has agreed to waive a portion of its advisory fees for each Fund as follows: for the Equity Fund, Litman Gregory has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Equity Fund’s daily net assets retained by Litman Gregory is 0.40%; for the International Fund, Litman Gregory has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the International Fund’s daily net assets retained by Litman Gregory is 0.40% on the first $1 billion of the International Fund’s assets and 0.30% for assets over $1 billion; for the Smaller Companies Fund, Litman Gregory has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Smaller Companies Fund’s daily net assets retained by Litman Gregory is 0.26%; for the Alternative Strategies Fund, Litman Gregory has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the Alternative Strategies Fund’s daily net assets retained by Litman Gregory is 0.50% on the first $2 billion of the Alternative Strategies Fund’s assets, 0.40% of the next $1 billion of the Alternative Strategies Fund’s assets, 0.35% of the next $1 billion of the Alternative Strategies Fund’s assets and 0.30% on assets over $4 billion; and for the High Income Alternatives Fund, Litman Gregory has agreed to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the High Income Alternatives Fund’s daily net assets retained by Litman Gregory is 0.40% on the first $1 billion of assets, 0.375% on the next $1 billion of assets, 0.35% on the next $1 billion of assets, 0.325% on the next $1 billion of assets and 0.30% on assets in excess of $4 billion. This agreement may be terminated at any time by the Board of Trustees of the Litman Gregory Funds Trust (the “Trust”) upon sixty (60) days’ written notice to Litman Gregory, and Litman Gregory may decline to renew this agreement at its expiration on April 30, 2021 by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. Litman Gregory has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to the Fee Waiver Agreement.

Pursuant to an Operating Expenses Limitation Agreement (the “Expenses Limitation Agreement”), Litman Gregory has separately agreed to limit the operating expenses of the High Income Alternatives Fund, through April 30, 2021 (unless otherwise sooner terminated), to an annual rate of 0.98% for the Institutional Class and 1.23% for the Investor Class. Such annual rates are expressed as a percentage of the daily net assets of the Fund attributable to the applicable class. Litman Gregory may recoup reduced fees and expenses only within three years, provided that the recoupment does not cause the High Income Alternatives Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. Operating expenses referred to in this paragraph include management fees payable to Litman Gregory but exclude any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as, but not limited to, litigation costs.

Fund Management and Investment Styles	53

Fund Management and Investment Styles — (Continued)

In 2019, the advisory fees paid and net fees retained by Litman Gregory with respect to the Funds, after fee waivers, expense reimbursements and breakpoint adjustments (collectively, “Fee Adjustments”), were as follows:

Fund	2019 Advisory Fees Paid by the Fund after Fee Adjustments	2019 Aggregate Sub-Advisory Fees Paid by Litman Gregory to Sub- Advisors	2019 Net Advisory Fees Retained by Litman Gregory after Fee Adjustments and Payments to Sub-Advisors
Equity Fund	0.9919%	0.5922%	0.3997%
International Fund	0.8554%	0.4558%	0.3996%
Smaller Companies Fund	0.7233%	0.4634%	0.2599%
Alternative Strategies Fund	1.2757%	0.7757%	0.5000%
High Income Alternatives Fund	0.5363%	0.3453%	0.1910%

A discussion regarding the Board’s basis for approving the Funds’ investment advisory agreements with Litman Gregory and each sub-advisor is included in the Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2019.

54	Litman Gregory Funds Trust

Litman Gregory Masters Equity Fund – Sub-Advisors

The Equity Fund’s six sub-advisors (seven portfolio segments) emphasize different stock-picking styles and invest in stocks spanning a range of market capitalizations. Litman Gregory believes that during any given year certain stock-picking styles will generate higher returns than comparable market indexes, while others will lag. By including a variety of stock-picking styles in this single mutual fund, Litman Gregory believes that the variability and volatility of returns can be lessened.

Litman Gregory’s strategy is to allocate the portfolio’s assets among the managers who, based on Litman Gregory’s research, are judged to be among the best in their respective style groups. There is no minimum or maximum allocation of the Fund’s portfolio assets to each portfolio segment. The portfolio managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Under normal market conditions, the Equity Fund invests at least 80% of the Equity Fund’s net assets, plus the amount of any borrowings for investment purposes, in equity securities. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. Under normal conditions, each portfolio segment typically includes a minimum of 5 and a maximum of 15 securities. A portfolio segment may occasionally hold more than 15 securities. Though the total number of securities the Equity Fund may hold at any point in time will vary, it is generally expected that the Equity Fund will hold between 60 and 100 securities. The target allocation of assets to the portfolio segments was designed with the specific objective of maintaining significant exposure to stocks of large- and mid-sized companies with a greater emphasis on U.S. domiciled companies.

The following table provides a description of the Equity Fund’s six sub-advisors (seven portfolio segments) and their target levels of assets. Asset levels will fluctuate and it is at the discretion of Litman Gregory to re-balance the asset allocations. A detailed discussion of the management structure of the Equity Fund follows the table.

PORTFOLIO MANAGER(S)/SUB- ADVISOR	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Christopher C. Davis Danton Goei Davis Selected Advisers, L.P.	15%	Mostly large companies	Blend
Patrick J. English, CFA Jonathan T. Bloom, CFA Fiduciary Management, Inc.	15%	All sizes	Blend
Clyde S. McGregor, CFA Harris Associates L.P.	15%	All sizes, but mostly large- and mid-sized companies	Value
William C. Nygren, CFA Harris Associates L.P.	15%	Mostly large and mid-sized companies	Value
Scott Moore, CFA Chaud Baumler, CFA Nuance Investments, LLC	10%	All sizes	Value
Frank M. Sands, CFA A. Michael Sramek, CFA Sands Capital Management, LLC	17%	All sizes, but mostly large- and mid-size companies	Growth
Richard T. Weiss, CFA Wells Capital Management, Inc.	13%	All sizes, but mostly small- and mid-sized companies	Blend

Litman Gregory Masters Equity Fund Portfolio Managers

Christopher C. Davis

Danton Goei

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, AZ 85756

Christopher C. Davis and Danton Goei are the portfolio managers for the segment of the Equity Fund’s assets managed by Davis Selected Advisers, L.P. (“Davis Advisors”). Davis has served as a Portfolio Manager of Davis New York Venture Fund since October 1995, and also manages other equity funds advised by Davis Advisors. Davis served as

Assistant Portfolio Manager and Research Analyst working with Shelby M.C. Davis from September 1989 through September 1995. Goei has served as a Portfolio Manager of Davis New York Venture Fund since January 2014 and also manages other equity funds advised by Davis Advisors. Goei started with Davis Advisors as a Research Analyst in 1998. Davis Advisors has been a sub-advisor to the Equity Fund since 1996.

Approximately 15% of the Equity Fund’s assets are managed by Davis Advisors. Davis Advisors manages equity funds using the “Davis Investment Discipline.” Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of

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Litman Gregory Masters Equity Fund – Sub-Advisors — (Continued)

long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

Over the years, Davis Advisors has developed a list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics:

Competitive Advantages

•	Non-Obsolescent products

•	Dominant or growing market share

•	Global presence and powerful brands

First-Class Management

•	Proven track record

•	Significant alignment of interests in business

•	Intelligent allocation of capital

Financial Strength

•	Strong balance sheet

•	Low cost structure

•	High returns on invested capital

After determining which companies Davis Advisors believes an account should own, it then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks equity securities that can be purchased at attractive valuations relative to their intrinsic value. Davis Advisors’ goal is to invest in companies for the long term. Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive.

Patrick J. English, CFA

Jonathan T. Bloom, CFA

Fiduciary Management, Inc.

100 E. Wisconsin Avenue

Milwaukee, WI 53202

Patrick J. English and Jonathan T. Bloom are co-portfolio managers for the segment of the Equity Fund’s assets managed by Fiduciary Management, Inc. (“Fiduciary” or “FMI”). English joined Fiduciary in 1986. He is the Chairman, Chief Executive Officer and Chief Investment Officer and a partner of Fiduciary and is a member of the Portfolio Management

Committee. English and Bloom serve as the co-heads of equity research, and they work with Fiduciary’s analysts in vetting new research ideas. Prior to joining Fiduciary, English was a research analyst with Dodge & Cox from 1985 to 1986. Bloom joined Fiduciary in 2010. He is the Director of Research and a partner of Fiduciary and is a member of Fiduciary’s Portfolio Management Committee. Prior to joining Fiduciary, Bloom was in the Applied Value Investing Program at Columbia Business School from 2008 to 2009. Fiduciary has been a sub-advisor to the Equity Fund since 2013.

Approximately 15% of the Equity Fund’s assets are managed by Fiduciary. Fiduciary seeks to buy companies that have durable franchises (i.e., franchises that can survive difficult times) and whose common stock is trading below FMI’s estimated intrinsic value of the company. FMI’s investment process has always focused on evaluating three attributes of a company: the quality of the business model, the valuation, and the quality of management.

Assessing the quality of a business is a primary research focus. Fiduciary defines a good business model as one that has a defensible niche and that can survive the ups and downs of a business cycle. In a defensible niche, FMI looks for companies with a high degree of recurring revenue, a well-established customer base, and/or sustainable competitive advantage. Typically, businesses that meet these characteristics are well-established with modest growth profiles. The FMI investment team will review historical SEC filings and shareholder reports to understand a company’s business model, and, where necessary, adjust a company’s investment capital base for illegitimate write-offs (due to bad acquisitions, for example) to get a reliable picture of a company’s historical return on invested capital (“ROIC”). Then the team will conduct a deeper analysis of the drivers of a company’s ROIC such as revenue growth, margins, capital expenditure etc., going back at least 20 quarters. In addition, they will meet with and/or have conference calls with management of the company, as well as its suppliers, competitors, and customers.

FMI’s work on a company’s business model and quality helps identify which valuation metrics (such as Price/Earnings (“P/E”), Enterprise Value (EV) to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Price/Sales (P/S), etc.) should be utilized for estimating a company’s intrinsic value. This work is also valuable in assessing whether or not the business model has changed significantly over time, making historical comparisons irrelevant. If that is the case, FMI will analyze the trading of a stock based on various valuation metrics over a 10- to 20-year time period, relative to the broad market and its peers, across different economic cycles, and with different underlying company fundamentals such as margins, top-line growth, competitive positioning, capital intensity of the business, etc.

This historical valuation analysis may be supplemented by other valuation techniques, such as sum-of-the-parts analysis (i.e., valuing different pieces of a business separately) and valuation based on private- and public-market transaction data (for example, valuation multiples used in an acquisition), which

56	Litman Gregory Funds Trust

may assume greater importance when historical comparisons are less relevant, such as where business models have changed or management strategy has shifted. FMI is not looking for a specific discount to its estimate of intrinsic value, but if its valuation analysis suggests that a stock is undervalued, in absolute terms and/or in relation to its future profitability (ROIC in this case), and downside risks are limited, then the stock is a strong candidate for purchase. In general, FMI does not aim to be precise (just approximately correct) with its valuation analysis and will come up with price-target ranges over three to five years. These price targets are generally within a narrow range, and they guide FMI on when to trim or sell a stock.

FMI also focuses on areas that company management can control. Therefore, FMI will look at the backgrounds of management teams. This may involve: assessing their experience and track record; reviewing proxy statements to assess whether management compensation and incentives are in line with shareholder interests; evaluating past management decisions to assess whether or not those decisions enhanced shareholder value; and discussing with management their strategy and execution plan to assess the likelihood of meeting their stated goals and objectives.

Clyde S. McGregor, CFA

Harris Associates L.P.

111 S. Wacker Drive

Suite 4600

Chicago, IL 60606

Clyde S. McGregor is the portfolio manager for one of the segments of the Equity Fund’s assets managed by Harris Associates L.P. (“Harris”). McGregor is a Vice President and portfolio manager at Harris and has managed the Oakmark Equity and Income Fund since its inception in 1995 and the Oakmark Global Fund since 2003. He earned a B.A. degree from Oberlin College and an M.B.A. from the University of Wisconsin-Madison. McGregor joined Harris in 1981 as an analyst with broad industry coverage across the market capitalization spectrum. He has been in the investment business since 1983. McGregor became a portfolio manager at Harris in 1986. Harris has been a sub-advisor to the Equity Fund since 2008.

Approximately 15% of the Equity Fund’s assets are managed by McGregor. McGregor and Harris’ portfolio management team employ Harris’ value investment philosophy and process. This value investment philosophy is based upon the belief that, over time, a company’s stock price converges with Harris’ estimate of the company’s intrinsic value. By “intrinsic value,” Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.

The chief consideration in the selection of stocks is the size of the discount of a company’s current stock price compared to Harris’ estimate of the company’s intrinsic value. In addition,

Harris looks for companies with the following characteristics, although not all companies will have all of these attributes: free cash flows and intelligent investment of excess cash, earnings that are growing and are reasonably predictable, and a high level of management ownership in the company. Once Harris identifies a stock that it believes is selling at a significant discount compared to Harris’ estimate of the company’s intrinsic value and that the company may have one or more of the additional qualities mentioned above, Harris may consider buying that stock for a strategy. Harris usually sells a stock when the price approaches its estimated intrinsic value. This means Harris sets “buy” and “sell” targets for each stock held by a portfolio. Harris monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals. Harris attempts to manage some of the risks of investing in common stocks by purchasing stocks whose prices it considers low relative to Harris’ estimate of the company’s intrinsic value. In addition, Harris seeks companies with solid finances and proven records and continuously monitors each portfolio company.

William C. Nygren, CFA

Harris Associates L.P.

111 S. Wacker Drive

Suite 4600

Chicago, IL 60606

William C. Nygren is the portfolio manager for one of the segments of the Equity Fund’s assets managed by Harris. Nygren is a Vice President, Chief Investment Officer – U.S. Equities, portfolio manager and U.S. investment analyst at Harris and has managed the Oakmark Select Fund since its inception in 1996, the Oakmark Fund since April 2000 and the Oakmark Global Select Fund since its inception in 2006. He earned a B.S. degree in Accounting from the University of Minnesota and an M.S. degree in Finance from the University of Wisconsin-Madison. He has been in the investment business since 1981. Nygren joined Harris in 1983 as an Investment Analyst and later served as Harris’ Director of Research from 1990 through 1998. Harris has been a sub-advisor to the Equity Fund since 2008.

Approximately 15% of the Equity Fund’s assets are managed by Nygren. Nygren and Harris’ portfolio management team employ Harris’ value investment philosophy and process. This value investment philosophy is based upon the belief that, over time, a company’s stock price converges with Harris’ estimate of the company’s intrinsic value. By “intrinsic value,” Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.

The chief consideration in the selection of stocks is the size of the discount of a company’s current stock price compared to Harris’ estimate of the company’s intrinsic value. In addition, Harris looks for companies with the following characteristics, although not all companies will have all of these attributes: free

Litman Gregory Masters Equity Fund – Sub-Advisors	57

Litman Gregory Masters Equity Fund – Sub-Advisors — (Continued)

cash flows and intelligent investment of excess cash, earnings that are growing and are reasonably predictable, and a high level of management ownership in the company. Once Harris identifies a stock that it believes is selling at a significant discount compared to Harris’ estimate of the company’s intrinsic value and that the company may have one or more of the additional qualities mentioned above, Harris may consider buying that stock for a strategy. Harris usually sells a stock when the price approaches its estimated intrinsic value. This means Harris sets “buy” and “sell” targets for each stock held by a portfolio. Harris monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals. Harris attempts to manage some of the risks of investing in common stocks by purchasing stocks whose prices it considers low relative to Harris’ estimate of the company’s intrinsic value. In addition, Harris seeks companies with solid finances and proven records and continuously monitors each portfolio company.

Scott Moore, CFA

Chad Baumler, CFA

Nuance Investments, LLC

4900 Main Street, Suite 220

Kansas City, MO 64112

Scott Moore is the lead portfolio manager for the segment of the Equity Fund’s assets managed by Nuance Investments, LLC (“Nuance”). Moore is the President and Co-Chief Investment officer of Nuance. He is also the Lead Portfolio Manager for the Nuance Concentrated Value and Mid Cap Value products within Nuance, and co-manager of the Nuance Concentrated Value Long-Short Fund. Moore has more than 29 years of value investment experience.

For the decade before co-founding Nuance, Moore managed more than $10 billion in institutional, intermediary and mutual fund assets for American Century Investments (“ACI”). Prior to becoming a Portfolio Manager at ACI, he spent three years as an Investment Analyst at ACI, specializing in the telecommunications, utility and industrial sectors. He also worked as a Fixed Income Investment Analyst at ACI and as an Investment Analyst at Boatmen’s Trust Company in St. Louis, Missouri.

Moore holds a BS degree in finance from Southern Illinois University, and an MBA with an emphasis in finance from the University of Missouri.

Chad Baumler, CFA is a Vice President and Co-Chief Investment Officer and has served as Portfolio Manager at Nuance Investments since June 2014. He is a co-manager for the Nuance Concentrated Value and Mid Cap Value products within Nuance, and the Lead Manager of the Nuance Concentrated Value Long-Short Fund. He has over 13 years of investment analyst experience and 8 years of portfolio management experience using a classic value approach.

Before joining Nuance, Baumler served as Portfolio Manager for American Century Investments, where he co-managed American Century Value fund and American Century Market

Neutral Value fund. Prior to becoming a Portfolio Manager at ACI, he spent six years as an Investment Analyst specializing in the energy and finance sectors. Baumler also has experience working in the commercial real estate industry at CB Richard Ellis, Inc. in Kansas City, Missouri.

Baumler graduated from the University of Northern Iowa with a BA in finance. He has an MBA with a concentration in finance from the University of Texas, McCombs School of Business.

Approximately 10% of the Equity Fund’s assets are managed by Nuance. Nuance’s investment philosophy was formed on the belief that the ability to outperform the broad stock market is predicated on a consistent and disciplined value investing approach. The Nuance investment team’s sole focus is generating investment returns for clients by diligently reviewing one company at a time on its own investment merits. Through long-term study of each company and thorough analysis of financial statements, management strategy and competitive position, the Nuance investment team becomes familiar with each company bought and sold in the portfolios over time. This familiarity allows for consistent and prompt execution with the sole focus being the generation of excess returns over the long-term. Further, Nuance is intensely focused on ensuring that it manages the appropriate amount of assets to allow future performance the opportunity to mirror that of the historical performance.

The Nuance investment team employs a consistent investment process when narrowing its selections for investment. The team initially goes through a quantitative screening process designed to identify potential leading business franchises by grouping all domestic and developed country companies into 68 sub-industries and reviewing returns on capital, balance sheet strength and capital spending habits. Leading business franchises with distinct traits are identified through this process, which allows the Nuance investment team to narrow the universe to those companies that statistically appear to fit Nuance’s criteria. Nuance is ultimately looking for best-in-class businesses with high and sustainable returns on capital, above-average financial strength and reasonable capital spending habits.

A major focus of Nuance’s fundamental analysis is on identifying competitive shifts, or transitions, within an industry that create significant threats to leading businesses. Nuance accepts subtle, transitory market-share shifts that occur between the number one and number two industry players, but Nuance does not invest in companies or industries that are undergoing secular competitive transitions, because Nuance is unwilling to accept the level of uncertainty that results from such transitions. The Nuance investment team is intentional about keeping an eye out for threats to its universe of leading businesses, including technology advancements that can lead to product obsolescence or to secular shifts in how business is conducted. Threats can also include secular shifts in the consumer mindset. Nuance’s focus on competitive position typically leads to minimal, if any, exposure to industries if Nuance does not believe companies in such industries can achieve long-term competitive advantages.

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With respect to valuation, Nuance believes good companies are periodically undervalued in the marketplace for transitory reasons. These opportunities are created by investors’ short-term focus on a period of under-earning that is not unusual in the context of the industry’s typical cycles or the specific company’s approach to the competitive landscape. Because these companies are out of favor, the periods of meaningful undervaluation often do not last much longer than a few years, providing Nuance with the opportunity to capitalize on the discount relatively quickly. The goal of this valuation work is to establish estimates of a company’s fair value and trough value, resulting in fair value and downside price targets used for portfolio construction. At the heart of Nuance’s valuation work is a focus on the normalized earnings power of a business based on the company’s current level of tangible assets.

Nuance believes it is important to know who is running the business. The focus is on whether management is going to stick with the core business and how it plans to execute over the long-term. These broader strategy-type discussions with management teams include capital-allocation plans, research and development budgets, thoughts on normal earnings and peaks and troughs (usually discussed in the context of margins) to help evaluate the sustainability of leading businesses. Nuance believes that management going outside of its core business speaks volumes about its sustainability and triggers a review of the business and an evaluation of whether the company continues to qualify as an investment candidate. The focus is on the dynamics of the business/industry, and the certainty around the competitive position of that business.

Nuance sells investments when the stock has surpassed the team’s estimate of intrinsic value, when a more attractive investment opportunity becomes available, when the team identifies a legitimate threat to the sustainability of a leading business, or when the team believes they made a misjudgment in their original analysis.

Frank M. Sands, CFA

A. Michael Sramek, CFA

Sands Capital Management, LLC

1000 Wilson Boulevard

Suite 3000

Arlington, VA 22209

Frank M. Sands is the lead portfolio manager, and A. Michael Sramek is the portfolio manager, for the segment of the Equity Fund’s assets managed by Sands Capital Management, LLC (“Sands Capital”). Sands is the Chief Investment Officer and Chief Executive Officer at Sands Capital. Prior to joining Sands Capital, he was a portfolio manager and research analyst for Fayez, Sarofim and Company. Sramek is a Senior Portfolio Manager, Research Analyst and Managing Director at Sands Capital. He began his investment career as a research analyst at Mastrapasqua & Associates in 2000 prior to joining Sands Capital in 2001. Sands and Sramek are supported by a larger team of research analysts and associates. Sands Capital is independent and 100% staff owned. Sands Capital has been a sub-advisor to the Equity Fund since 2008.

Approximately 17% of the Equity Fund’s assets are managed by Sands Capital. The Sands Capital team believes that over time stock price appreciation follows earnings growth. The investment objective is to identify companies that can sustain above-average earnings growth relative to the broader market, typically over the next three to five years. The team believes great investment ideas are rare and runs a concentrated portfolio of high-quality, seasoned, growing businesses across an array of attractive and growing business spaces. Independent research – bottom-up and company focused – is the cornerstone of the team’s investment process. All research analyses and conclusions are internally generated using a variety of fundamental techniques and external data sources.

The team seeks to identify leading growth businesses that can withstand the continual scrutiny of following six investment criteria:

(1)	Sustainable above-average earnings growth.

(2)	Leadership position in a promising business space.

(3)	Significant competitive advantage/unique business franchise.

(4)	Clear mission and value-added focus.

(5)	Financial strength.

(6)	Rational valuation relative to market and business prospects.

In collaboration with the whole Sands Capital investment team, Sands and Sramek seek to identify and own the companies that appear to be the strongest fits with the above criteria by doing the following: monitoring status/activity in other portfolios (e.g., absolute weights and weight trends); meeting regularly with the various Sands Capital portfolio manager teams, sector teams, and individual analysts/associates; reading internal and external research and participating in research activities (management meetings, field trips, etc.); holding regular team meetings and soliciting/encouraging recommendations from all Sands Capital team members.

The strongest fits are determined by de-composing each of the six criteria into its sub-components and then evaluating the universe of Sands Capital holdings versus those characteristics. For instance, “leadership in an attractive business space” can be broken into characteristics such as: large/growing market share; innovation; pricing power; strategic position in value chain; and attractive business model (high margins, high/rising ROIC, etc.). Companies are evaluated against these characteristics in a consensus-building process between the portfolio manager team and the rest of the investment team. The companies whose investment cases exhibit in great depth the qualities that Sands Capital values are regarded as the strongest fits and thus included in the Equity Fund.

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Litman Gregory Masters Equity Fund – Sub-Advisors — (Continued)

Richard T. Weiss, CFA

Wells Capital Management, Inc.

10 S. Wacker Drive

Chicago, IL 60606

Richard T. Weiss is the portfolio manager for the segment of the Equity Fund’s assets managed by Wells Capital Management, Inc. (“WellsCap”). Weiss has been in the investment business for over 30 years and is currently Managing Director and Senior Portfolio Manager of the Select Equity portfolio for WellsCap. Previously, he had been the manager or co-manager of the Wells Fargo Advantage Common Stock Fund and the Wells Fargo Advantage Opportunity Fund (previously known as the Strong Common Stock Fund and Strong Opportunity Fund) from March 1991 until March 2008. Prior to this, Weiss was a partner/portfolio manager at Stein Roe & Farnham in Chicago where he began his career, starting as a research analyst, in 1975. Weiss continues an informal relationship with the Wells Capital Management Core Equity team, which manages the Wells Fargo Advantage Common Stock Fund and Wells Fargo Advantage Opportunity Fund. WellsCap has been a sub-advisor to the Equity Fund since the Equity Fund’s inception in 1996.

Approximately 13% of the Equity Fund’s assets are managed by Weiss. He invests in stocks of small- and mid-sized companies that are undervalued either because they are not broadly recognized, are in transition, or are out of favor based on short-term factors. Weiss also has the flexibility to invest in the stocks of larger companies if in his opinion they offer the potential for better returns. In seeking attractively valued companies, Weiss focuses on companies with above-average growth potential that also exhibit some or all of the following:

•	Low institutional investor ownership and low analyst coverage

•	High-quality management

•	Sustainable competitive advantage

Weiss evaluates the degree of under-valuation relative to his estimate of each company’s private market value. This private market value approach is based on an assessment of what a private buyer would be willing to pay for the future cash flow stream of the target company. Based on his experience, Weiss believes that, except for technology and other high-growth stocks, most stocks trade at between 50% and 80% of the private market value. When trading at the low end of this range, companies take steps to prevent takeover, or they are taken over. The private market value estimate is applied flexibly, based on the outlook for the industry and the company’s fundamentals.

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

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Litman Gregory Masters International Fund – Sub-Advisors

The International Fund’s four sub-advisors pursue the International Fund’s objective primarily through investments in common stocks of issuers located outside of the United States. Under normal market conditions, the International Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the securities of companies organized or located outside of the United States, including large-, mid-, and small-cap companies and companies located in emerging markets. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. Each manager may invest in securities traded in both developed and emerging markets. Though there is no limit on emerging market exposure, it is not expected to be a primary focus, and the majority of the International Fund’s assets is expected to be invested in stocks of companies listed and domiciled in foreign developed countries. There are no limits on the International Fund’s geographic asset distribution but, to provide adequate diversification, the International Fund ordinarily invests in the securities markets of at least five countries outside of the United States. In most periods it is expected that the International Fund will hold securities in more than five countries. Although the International Fund intends to invest substantially all of its assets in issuers located outside of the United States, it may invest in U.S. issues on a limited basis, and at times of abnormal market conditions it may invest all of its assets in fewer than five countries.

The International Fund’s managers emphasize different stock-picking styles and invest in stocks spanning a range of market capitalization. Litman Gregory believes that during any given year certain stock-picking styles will generate higher returns than comparable market indexes, while others will lag. By including a variety of stock-picking styles in this single mutual fund, Litman Gregory believes that the variability and volatility of returns can be lessened. Although each manager has the flexibility to invest on a worldwide basis in non-U.S. companies with market capitalization of any size, it is expected that the International Fund will have significant exposure to large- and mid-sized foreign companies under normal market conditions.

Litman Gregory’s strategy is to allocate the portfolio’s assets among the managers who, based on Litman Gregory’s research, are judged to be among the best relative to their respective peer groups. There is no minimum or maximum allocation of the Fund’s portfolio assets to each sub-advisor. With respect to managers for the International Fund, Litman Gregory has focused exclusively on stock pickers who emphasize bottom-up stock-picking rather than macro-driven, top-down country picking.

Litman Gregory believes that bottom-up stock pickers have an advantage in foreign markets because:

•	It is Litman Gregory’s opinion that the dynamics that influence individual countries’ markets, including currencies, inflation, economic growth, political factors, regulation and the like, are much more difficult to assess than the prospects and valuation characteristics of individual companies.

•	Litman Gregory believes that some individual stocks in foreign markets are less closely analyzed (the markets are less “efficient”) than those in the United States. Litman Gregory believes that this will result in greater opportunities for skilled stock pickers to add value through pure stock selection.

•	Based on Litman Gregory’s observations, bottom-up stock pickers in foreign markets, on average, seem to perform better than top-down-oriented managers.

Though bottom-up stock picking is emphasized, each manager also monitors specific macro-factors that it believes are relevant in specific countries.

The sub-advisors manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Under normal conditions, each manager’s portfolio segment typically includes a minimum of 8 and a maximum of 15 securities. A manager may occasionally hold more than 15 securities. Though the total number of securities the International Fund may hold at any point in time will vary, it is generally expected that the International Fund will hold between 32 and 60 securities.

The following table provides a description of the International Fund’s four sub-advisors and their target levels of assets. Asset levels will fluctuate and it is at the discretion of Litman Gregory to re-balance the asset allocations. A detailed discussion of the management structure of the International Fund follows the table.

PORTFOLIO MANAGER(S)/SUB- ADVISOR	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
David E. Marcus Evermore Global Advisors, LLC	25%	All sizes	Value
David G. Herro, CFA Harris Associates L.P.	25%	All sizes, but mostly large- and mid-sized companies	Value
Mark Little Lazard Asset Management LLC	25%	All sizes	Blend
Fabio Paolini, CFA Benjamin (Ben) Beneche, CFA Pictet Asset Management, LTD	25%	All sizes	Blend

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Litman Gregory Masters International Fund –

Sub-Advisors — (Continued)

Litman Gregory Masters International Fund Portfolio Managers

David E. Marcus

Evermore Global Advisors, LLC

89 Summit Avenue

Summit, NJ 07901

David E. Marcus is the lead portfolio manager for the segment of the International Fund’s assets managed by Evermore Global Advisors, LLC (“Evermore”). Marcus is Co-Founder, Chief Executive Officer and Chief Investment Officer and a portfolio manager at Evermore. He has managed the Evermore Global Value Fund since its inception in 2010. Marcus has over 30 years of experience in investment management, including management of registered investment companies. For a majority of this time, Marcus has focused on investing in European and other foreign companies. Marcus graduated from Northeastern University in 1988. From 1988 to 2000, Marcus held a series of positions at Mutual Series Fund, including junior research analyst, research analyst, co-portfolio manager and portfolio manager. From November 1998 to January 2000, Marcus was portfolio manager of the Mutual European Fund and co-portfolio manager of the Mutual Shares Fund and Mutual Discovery Fund. During this time, Marcus also served as Senior Vice President and Director of European Investments for Franklin Mutual Advisers, LLC. After leaving Franklin Mutual in early 2000, Marcus founded Marcstone Capital Management, L.P., a long/short European-focused equity manager, largely funded by Jan Stenbeck, the Swedish financier. After Stenbeck’s sudden death in late 2002, Marcus closed Marcstone and returned capital to its investors. In early 2003, Marcus co-founded Stonebrook Partners, LLC, the Stenbeck family office, and became an adviser to the Stenbeck family, in which capacity he helped restructure a number of the public and private companies that the family controlled. In June 2004, Marcus founded and served as managing partner of MarCap Investors, L.P., the investment manager of a European small-cap special situations fund, which he actively managed through the end of 2008 and wound down in 2009. Over the past fifteen years, Marcus has served on the board of directors of numerous companies, including: Novestra AB, a Swedish publicly-traded private equity firm with holdings in the U.S. and Europe; Pergo AB, a Swedish publicly-traded flooring company for which Marcus was instrumental in helping negotiate the sale of the company to the German company Pfleiderer AG; Scribona AB, a Swedish publicly-traded distributor of office products with sales in excess of $1 billion, for which Marcus, as Chairman of the Board, led the complete restructuring of the company and the negotiation to sell its operating assets; Miltope, Inc., a U.S. publicly-traded and subsequently acquired maker of ruggedized electronics for the U.S. military; and Modern Times Group AB, a Swedish publicly-traded pan-European media conglomerate. Marcus has gained significant operating experience through his active involvement on the above mentioned boards, as well as his involvement with the restructuring of a number of companies controlled by the Stenbeck family. Evermore has been a sub-advisor to the International Fund since 2017.

Approximately 25% of the International Fund’s assets are managed by Marcus. Evermore employs a research and catalyst driven, fundamental value investment strategy. With an emphasis on undervalued companies undergoing change (“special situations”), Evermore focuses on investments in areas where the most compelling opportunities exist and on situations that, in Evermore’s opinion, have the potential for growth of capital. In selecting equity investments, Evermore focuses on the market price of a company’s securities relative to Evermore’s own evaluation of the company’s asset value, including an analysis of book value, cash flow potential, long-term earnings, and multiples of earnings. Evermore also focuses on the strength of the management teams of the companies for which Evermore is evaluating an investment. Similarly, debt securities and other indebtedness, including loan participations, are generally selected based on Evermore’s own analysis of the security’s intrinsic value rather than the coupon rate or rating of the security. Evermore examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.

A special situation arises when the securities of a company are expected to appreciate due to company-specific developments (“catalysts”) rather than general business conditions or movements of the market as a whole. Catalysts may include management changes, shareholder activism, and operational and financial restructurings (e.g., cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buybacks, recapitalizations, etc.). Investments in special situations may include equity securities or fixed-income securities, such as corporate debt, which may be in a stressed or distressed position. Special situation investments may include high yield fixed-income securities or “junk bonds” (i.e., securities that are rated below investment grade by S&P or by another Nationally Recognized Statistical Rating Organization or similar unrated securities).

David G. Herro, CFA

Harris Associates L.P.

111 S. Wacker Drive

Suite 4600

Chicago, IL 60606

David G. Herro is the portfolio manager for the segment of the International Fund’s assets managed by Harris Associates L.P. (“Harris”). Herro is Deputy Chairman, Chief Investment Officer – International Equities and a portfolio manager at Harris. He has managed the Oakmark International Fund, the Oakmark International Small Cap Fund and the Oakmark Global Select Fund since their inception in 1992, 1995 and 2006, respectively. Herro has also managed the Oakmark Global Fund since 2016. Herro earned a B.S. degree in Accounting from the University of Wisconsin-Platteville and an M.A. degree from the University of Wisconsin-Milwaukee. He has been in the investment business since 1986. Harris has been a sub-advisor to the International Fund since the International Fund’s inception in 1997.

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Approximately 25% of the International Fund’s assets are managed by Herro. Herro and Harris’ portfolio management team employ Harris’ value investment philosophy and process to manage his portion of the International Fund’s assets. This value investment philosophy is based upon the belief that, over time, a company’s stock price converges with Harris’ estimate of the company’s intrinsic value. By “intrinsic value,” Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. In making its investment decisions, Harris uses a “bottom-up” approach focused on individual companies, rather than focusing on specific economic factors or specific industries.

The chief consideration in the selection of stocks is the size of the discount of a company’s current stock price compared to Harris’ estimate of the company’s intrinsic value. In addition, Harris looks for companies with the following characteristics, although not all companies will have all of these attributes: free cash flows and intelligent investment of excess cash, earnings that are growing and are reasonably predictable, and a high level of management ownership in the company. Once Harris identifies a stock that it believes is selling at a significant discount compared to Harris’ estimate of the company’s intrinsic value and that the company may have one or more of the additional qualities mentioned above, Harris may consider buying that stock for a strategy. Harris usually sells a stock when the price approaches its estimated intrinsic value. This means Harris sets “buy” and “sell” targets for each stock held by a portfolio. Harris monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals. Harris attempts to manage some of the risks of investing in common stocks by purchasing stocks whose prices it considers low relative to Harris’ estimate of the company’s intrinsic value. In addition, Harris seeks companies with solid finances and proven records and continuously monitors each portfolio company.

Mark Little

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, NY 10112

Mark Little is the lead portfolio manager for the segment of the International Fund’s assets managed by Lazard Asset Management LLC (“Lazard”). Little is a managing director, portfolio manager/analyst on the International Strategic Equity portfolio-management team at Lazard. He has been a portfolio manager of the Lazard International Strategic Equity Portfolio since that fund’s inception in October 2005. He began working in the investment field in 1992. Prior to joining Lazard in 1997, he was a manager in the corporate finance practice of Coopers & Lybrand and earned his Associated Chartered Accountant (ACA) qualification with Rees Pollock Chartered Accountants. Little has an MA in Economics from Clare College, Cambridge University. Lazard has been a sub-advisor to the International Fund since 2013.

Approximately 25% of the International Fund’s assets are managed by Little. Little and the portfolio management team at Lazard believe that a company with the ability to improve and/or sustain its profitability at a relatively high level can compound returns at an attractive rate. At the same time, they believe in buying such companies that are trading at discounts relative to their profitability prospects.

Generally, Lazard categorizes any purchased stock into one or more of the following three categories:

•	Compounders: These are companies that Little and the team think can sustain relatively high levels of profitability and companies whose management may enhance shareholder returns through share buybacks and dividend payments. Lazard will purchase these companies if Little and the team believe they can compound total return (i.e., earnings growth, dividends, and share buybacks) at a relatively high rate over the long term and are reasonably priced in relation to their profitability prospects.

•	Mispriced Situations: These are companies that are trading inexpensively relative to what Little and the team think their assets and cash flows should be worth longer term. They may or may not be compounders.

•	Restructuring: These are companies whose profitability is depressed relative to their history and companies who are taking steps – such as cutting costs, investing in an underinvested area, selling non-core businesses, etc. – to return to higher profitability. They may or may not become compounders.

Lazard’s analysts are largely responsible for generating ideas. They do so by running valuation screens in their sectors and monitoring developments at companies that fall under their coverage. They do most of the fundamental analysis, though Little and the other portfolio managers at Lazard are also involved. Little and the portfolio management team review and debate the assumptions analysts use in their financial modeling, meet with company management, and lead analysis on some small-cap companies. The goal of the team’s fundamental company analysis is to identify Lazard’s research edge and estimate how much return can be generated from this edge. Lazard’s research edge is generally a function of its analysts having a differentiated view than the market on the profitability a company can generate, the duration of its profitability, and/or what the company should be worth.

Little and the team use several valuation metrics to gauge a company’s worth and set price targets. A company has to be priced in a way that Lazard believes is reasonably valued for the profitability it can generate. This assessment is based upon free-cash-flow yield, valuation relative to peers or relative to businesses with similar profitability and growth characteristics, discounted-cash-flow modeling, and sum of the parts (valuing different segments of a company separately). There is a fair amount of judgment involved in balancing these different approaches to assess a company’s worth and set price targets.

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Litman Gregory Masters International Fund –

Sub-Advisors — (Continued)

Fabio Paolini, CFA

Benjamin (Ben) Beneche, CFA

Pictet Asset Management, LTD

120 London Wall

Moor House – Level 11

London, United Kingdom

EC2Y 5ET

Fabio Paolini and Benjamin (Ben) Beneche are the co-portfolio managers to the segment of the International Fund’s assets managed by Pictet Asset Management, LTD (“Pictet”). Pictet has been a sub-advisor to the International Fund since 2016.

Paolini joined Pictet in 1997 and is Head of European Equities and Co-Lead of EAFE Equities within the Developed Equities team. Paolini began his career in Pictet & Cie’s Financial Research Department in 1994, initially in the Economics team and then in the European equities research team. Paolini graduated with a degree in Economics from the University of Siena in Italy. He obtained a CFPI/AZEK in 1996 and is a Chartered Financial Analyst (CFA) charterholder.

Beneche joined Pictet in 2008 and is Co-Lead of EAFE Equities team with a specific focus on Japanese Equities. Beneche began his career as a graduate within PAM Equities then as a Junior Investment Manager on the Global Equities fund with an emphasis on the energy sector. Beneche graduated with a first class honors degree in Economics and Economic History from the University of York. He is also Chartered Financial Analyst (CFA) charterholder.

Approximately 25% of the International Fund’s assets are managed by Pictet.

The team wants companies to be able to generate free cash flow in the future. (Free cash is cash a business has at hand and broadly speaking is calculated by adding depreciation and amortization to net income and subtracting capital expenditures.) In addition, the team wants a company to have good opportunities to reinvest this free cash and do so in a profitable manner, i.e., generate high returns on capital, in order to compound investment returns for shareholders. When looking at free cash flow (FCF), the team focuses on what free cash a company can generate on a normalized basis. The period over which the team may expect normalization to happen varies by business model and is also dependent on the stage of the business and economic cycle a company may be operating in at any point in time. For example, in the event the team expects a business model to attain normal sales growth, margin, and capital expenditures over the next three years, the team’s task would be to estimate those free cash flows three years from now and discount them back to the present to assess what “normalized” FCF yield (FCF/stock price) the company’s stock is offering (we will discuss the relevance of FCF yield in buy and sell decisions further below). The discount rate used is the company’s cost of equity.

Assessing whether a company has good reinvestment opportunities in front of it is typically a function of what sales growth it can achieve and its pricing power. So the team assesses what organic and inorganic growth opportunities are available to the company and whether the company has a competitive advantage versus its peers. The combination of higher sales growth and superior pricing power helps generate higher profitability and, therefore, high returns on capital. How company management will allocate capital is also important in understanding whether a company can generate high returns on capital.

The consistency of generating high returns on capital is also important. Typically, a company that is relatively less cyclical (i.e., less impacted by economic cycles), has good reinvestment opportunities, and is run by capable management has a higher likelihood of consistently generating high returns. The team calls these companies compounders and they are most attractive to the team in terms of their business-model attributes because these companies compound shareholder value at a faster rate than cyclical companies. To assess valuation for compounders, in addition to normalized FCF yield assessment, the team will also look at discounted cash flow modeling as that incorporates the cash flows a company is likely to generate beyond what the team considers to be a normalized or forecastable time frame. The team says for compounders it’s essential to look at DCF-type metrics to capture the long-term compounding effects of their superior growth and return-on-capital profile relative to more cyclical business models.

In the case of more cyclical business models, there is greater variability in free-cash generation, so balance-sheet quality assumes greater importance in the team’s overall analysis. In addition, for cyclical business models the valuation hurdle prior to purchase is typically higher than in the case of compounders. For example, the target normalized FCF yield (i.e., the sell target yield) for a relatively high-growth and high return-on-capital compounding business could be as low as around 5%, while for a riskier, cyclical business model with lower growth and return on capital this target yield could be 10%, or higher in some cases (such as in the case of oil- or commodity-related business models). Ultimately, the target yield at which a company’s stock would be sold is a function of Paolini’s and Beneche’s assessment of its business model. The difference between this target yield and the current yield (based on current price) indicates the potential upside there might be in a stock.

When constructing portfolios, their stock weightings are a function of the amount of upside in a stock, conviction in the business model and in the investment case, the downside risk in the business model, and liquidity. In addition, the team aims to diversify “investment drivers” or common risk factors. For example, they do not want the portfolio to be overly exposed to external factors, such as oil, economic growth in a country or region, or rising or falling interest rates. Stocks are sold when they reach their price targets or target yield, or when there are better opportunities, or when the investment pillars on which the initial purchase was based are no longer valid. In the case of the International Fund, all of these portfolio-management considerations will apply.

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

64	Litman Gregory Funds Trust

Litman Gregory Masters Smaller Companies Fund – Sub-Advisors

Litman Gregory’s strategy is to allocate the portfolio’s assets among the Smaller Companies Fund’s three sub-advisors who, based on Litman Gregory’s research, are judged to be among the best in their respective style groups. There is no minimum or maximum allocation of the Fund’s portfolio assets to each sub-advisor. The sub-advisors manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Under normal market conditions, the Smaller Companies Fund invests at least 80% of the Smaller Companies Fund’s net assets, plus the amount of any borrowings for investment purposes, in securities of small- and mid-sized U.S. companies. This investment policy may be changed by the Board without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs. Under normal conditions, each manager’s portfolio segment typically includes a minimum of 8 and a maximum of 15 securities. A manager may occasionally hold more than 15 securities. Though the total number of securities the Smaller Companies Fund may hold at any point in time will vary, it is generally expected that the Smaller Companies Fund will hold between 24 and 45 securities.

As used in this Prospectus, Litman Gregory defines a “Smaller Company” as one whose market capitalization falls within the range of market capitalizations of any company in the Russell 2500® Index, as of the most recent reconstitution. Though the primary capitalization focus of the Smaller Companies Fund is in the small-cap sector, Litman Gregory does not believe that small-cap investors should be forced to sell a stock that appreciates beyond the upper thresholds of the small-cap range if the stock picker continues to maintain a high level of conviction with respect to the holding. This has been a problem with many small-cap funds, as they have, at times, been forced to sell some of their most compelling holdings. Moreover, occasionally companies in the mid-cap range will be extraordinarily attractive to the Smaller Companies Fund’s portfolio managers. Overall, Litman Gregory expects the majority of the Smaller Companies Fund’s holdings at any point in time to meet the definition of a Smaller Company, but the Smaller Companies Fund has the flexibility to hold mid-sized companies if the managers believe that holding these companies will lead to higher overall returns. The managers have the flexibility to invest up to 50% (measured at the time of original investment) of their respective portfolios in mid-cap companies if these stocks qualify as their “highest conviction” holdings.

The following table provides a description of the Smaller Companies Fund’s three sub-advisors and their target levels of assets. Asset levels will fluctuate and it is at the discretion of Litman Gregory to re-balance the asset allocations. A detailed discussion of the management structure of the Smaller Companies Fund follows the table.

PORTFOLIO MANAGER(S)/SUB- ADVISOR	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
Jeffrey Bronchick, CFA Cove Street Capital, LLC	33-1/3%	Small- and mid-sized companies	Value
Mark T. Dickherber, CFA, CPA Shaun P. Nicholson Segall Bryant & Hamill, LLC	33-1/3%	Small- and mid-sized companies	Value
Richard T. Weiss, CFA Wells Capital Management, Inc.	33-1/3%	Small- and mid-sized companies	Blend

Litman Gregory Masters Smaller Companies Fund Portfolio Managers

Jeffrey Bronchick, CFA

Cove Street Capital, LLC

2101 East El Segundo Boulevard, Suite 302

El Segundo, CA 90245

Jeffrey Bronchick is the portfolio manager for the segment of the Smaller Companies Fund’s assets managed by Cove Street Capital, LLC (“Cove Street”). Bronchick is the principal owner of Cove Street, which he founded in 2011, and the portfolio manager for the Cove Street Capital Small Cap Value Fund. Prior to founding Cove Street, Bronchick was a partner at Reed Conner and Birdwell (“RCB”), which he joined in 1989 as a research analyst. He was later promoted to Chief Investment Officer, portfolio manager and equity analyst, and co-portfolio manager for the CNI Charter RCB Small Cap Value Fund and managed RCB’s small-cap value investment strategy. Prior to joining RCB, Bronchick did equity research and trading at

Neuberger Berman, Bankers Trust and First Boston. RCB was a sub-advisor to the Smaller Companies Fund from June 2007 through June 2011, and Bronchick was the co-manager of that segment of the Smaller Companies Fund during RCB’s tenure. Cove Street has been a sub-advisor to the Smaller Companies Fund since 2011.

Approximately 33-1/3% of the Smaller Companies Fund’s assets are managed by Bronchick. The objective of Bronchick’s fundamental research is to identify the best combination of attractive businesses, valuation, and shareholder-oriented management. His small-cap universe consists of companies between $100 million and $3 billion.

Idea generation, Stage I of Cove Street’s process, is driven by both quantitative and qualitative analyses. As a value-based, bottom-up manager, Cove Street consistently screens markets for securities that appear statistically inexpensive and allows that pool of ideas to drive its efforts and work rather than begin the day with a preconceived notion of securities it would like to

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Litman Gregory Masters Smaller Companies Fund – Sub-Advisors — (Continued)

buy. Cove Street also screens for “good businesses” as defined by classic characteristics like consistency of growth and profitability, high returns on invested capital and sustainable competitive advantages and makes the determination whether the valuation is cheap enough to provide a proper margin of safety. Lastly, Cove Street’s screens are based on a combination of value, business fundamentals and corporate and executive behavior such as share repurchase and insider buying and selling. On a qualitative basis, ideas are produced from the team’s collective investment experience, Cove Street’s deep contact network, out of office experiences and obvious headline issues.

Once the team has determined that an idea has promise, they begin Stage II, which consists of the data download of all relevant company financial information into the Cove Street analytical spreadsheet and the digestion of all publicly available company information. The analytical spreadsheet is designed to help the team efficiently determine the financial characteristics of the business. They then ask the question: whether the investment candidate appears to be either a great business at a reasonable price or an exceedingly cheap security that provides a deeper margin of safety to compensate for potential business issues.

Stage III is the deep dive. The research team performs intensive analysis on valuation and business characteristics, with a group of analysts focused on the stock as a “purchase” and one or more analysts focused on the stock as a “short-sale,” a version of the so-called Socratic method of reasoning. Key pivot points include:

•	What is a reasonable estimate of intrinsic value? We incorporate a multivariate approach that utilizes a discounted cashflow analysis, private market values, and a historical calculation of enterprise value to normalized earnings, cashflow and revenue.

•	Classic Porter value chain analysis of competitors, suppliers, potential entrants, customers and substitutes.

•	Is there a competitive advantage that can generate sustainably strong returns on invested capital?

•	Management: friend, neutral or foe?

•	PEST Control: Political, Economic, Social, Technological issues.

•	What is the team thinking that others are not?

•	What will it cost Cove Street if things go very wrong?

Stage IV is portfolio consideration. Key considerations include whether there is sufficient risk adjusted upside – on an absolute basis and as compared to other stocks that Cove Street owns and how it fits with the portfolio’s industry concentration.

As the team executes Stages III and IV discussed above, they complete Cove Street’s decision process spreadsheet, which is a series of qualitative and quantitative checklists. This tool helps the team identify the issues and risks that should be considered and studied as part of the investment process. At the end of the process, each participating analyst records a recommendation within the decision process spreadsheet and answers the following questions: What is it worth? What should we do? At what position size? Recording the analysis and the recommendations helps us avoid revisionist history and maintain intellectual honesty, is applicable for compensation purposes and helps us identify and monitor our own biases. Although the investment team operates in a very flat and team-based fashion, ultimately, the final decision as to purchases and sales, and as to the position size, is made by Bronchick.

Less is more in regard to portfolio turnover, as experience has proven that the quality of decision-making decreases with frequency. That said, mistakes are inevitable and Cove Street’s concentrated research assists in identifying errors relatively early.

Cove Street’s sell discipline is also based upon a blend of qualitative and quantitative measures:

Valuation:

•	A good business is excessively valued or a reasonable business is fairly valued

•	A better idea is found that materially improves risk/reward characteristics

People:

•	Unexpectedly poor decisions are made allocating shareholder capital

•	Lose confidence that management and the board are best representing shareholders and the cost and effort to influence this process are deemed prohibitive

Business:

•	Cove Street is incorrect in its expectations about long-term economic margins and earnings power

•	Actual or likely prospects of balance sheet deterioration

•	Perceived cyclical industry problems reveal themselves as secular

Mark T. Dickherber, CFA, CPA

Shaun P. Nicholson

Segall Bryant & Hamill, LLC

540 West Madison Street, Suite 1900

Chicago, IL 60661

Mark T. Dickherber and Shaun P. Nicholson are the portfolio managers for the segment of the Smaller Companies Fund’s assets managed by Segall Bryant & Hamill, LLC (“SBH”). Dickherber joined SBH in 2007 and is a principal, senior portfolio manager and head of SBH’s Small Cap strategies. He is the lead portfolio manager for SBH’s Small Cap Value strategy and the co-portfolio manager of SBH’s Small Cap Core and Small Cap Value Concentrated strategies. Dickherber is also responsible for equity research in the Small Cap and Small/Mid Core equity portfolios and is a specialist in the healthcare, utilities and REIT sectors within the respective portfolios. Prior to joining SBH, Dickherber served as director of research for Kennedy Capital Management, where he had worked since 1996. Nicholson joined SBH in 2011 and is a senior portfolio

66	Litman Gregory Funds Trust

manager for SBH’s Small Cap strategies. He is the lead portfolio manager for SBH’s Small Cap Value Concentrated strategy and the co-portfolio manager for SBH’s Small Cap Value strategy. He is responsible for research related to materials, autos/transports, industrials and regional banks within the respective portfolios. Prior to joining SBH, Nicholson spent six years at Kennedy Capital Management. SBH has been a sub-advisor to the Smaller Companies Fund since 2017.

Approximately 33-1/3% of the Smaller Companies Fund’s assets are managed by Dickherber and Nicholson. Dickherber and Nicholson are small-cap value-oriented investors who seek to identify companies that have the potential for significant improvement in return on invested capital (“ROIC”), with the idea being that, as ROIC improves, each dollar invested in the business earns an incrementally higher return. Importantly, Dickherber and Nicholson disaggregate a company’s ROIC down to the business segment level to understand the drivers (and detractors) of a company’s profitability. Armed with segment-level return data, the team seeks to identify companies with low embedded expectations that have company-specific, returns-improving catalysts. The team does not buy stocks simply because they are “cheap.” Dickherber and Nicholson require that management is ROIC-focused, financially incentivized to improve returns through appropriate capital allocation, and able to articulate an appropriate returns-based strategy to improve profitability. The team tracks management’s progress via quarterly financials and quarterly management contact. The team believes that management’s commitment and ability to appropriately improve returns results in the largest portfolio weightings.

Dickherber and Nicholson seek to identify the building blocks of improved (and diminishing) profitability before it is recognized by the market. The team is willing to be early in a particular stock, and will stay invested provided the investment team sees continuing evidence that management is taking the appropriate steps to improve returns. Dickherber and Nicholson will sell stocks for a number of reasons. Examples include management making a capital-allocation decision that will likely diminish returns, such as an acquisition of a lower-returning business; management failing to demonstrate a strategy that improves returns; a change in management that negatively impacts a returns-based culture; the diminishing effectiveness of certain company-specific catalysts for improved returns; or an estimation by the co-portfolio managers that the risk-reward ratio has become unattractive.

Richard T. Weiss, CFA

Wells Capital Management, Inc.

10 S. Wacker Drive

Chicago, IL 60606

Richard T. Weiss is the portfolio manager for the segment of the Smaller Companies Fund’s assets managed by WellsCap. Weiss has been in the investment business for over 30 years and is currently Managing Director and Senior Portfolio Manager of the Select Equity portfolio for WellsCap. Previously, he had been the manager or co-manager of the Wells Fargo Advantage Common Stock Fund and the Wells Fargo Advantage Opportunity Fund (previously known as the Strong Common Stock Fund and Strong Opportunity Fund) from March 1991 until March 2008. Prior to this, Weiss was a partner/portfolio manager at Stein Roe & Farnham in Chicago where he began his career, starting as a research analyst, in 1975. Weiss continues an informal relationship with the Wells Capital Management Core Equity team, which manages the Wells Fargo Advantage Common Stock Fund and Wells Fargo Advantage Opportunity Fund. WellsCap has been a sub-advisor to the Smaller Companies Fund since the Smaller Companies Fund’s inception in 2003.

Approximately 33-1/3% of the Smaller Companies Fund’s assets are managed by Weiss. He invests in stocks of small- and mid-sized companies that are undervalued either because they are not broadly recognized, are in transition, or are out of favor based on short-term factors. Weiss also has the flexibility to invest in the stocks of larger companies if in his opinion they offer the potential for better returns. In seeking attractively valued companies, Weiss focuses on companies with above-average growth potential that also exhibit some or all of the following:

•	Low institutional investor ownership and low analyst coverage

•	High-quality management

•	Sustainable competitive advantage

Weiss evaluates the degree of under-valuation relative to his estimate of each company’s private market value. This private market value approach is based on an assessment of what a private buyer would be willing to pay for the future cash flow stream of the target company. Based on his experience, Weiss believes that, except for technology and other high-growth stocks, most stocks trade at between 50% and 80% of the private market value. When trading at the low end of this range, companies take steps to prevent takeover, or they are taken over. The private market value estimate is applied flexibly, based on the outlook for the industry and the company’s fundamentals.

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

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Litman Gregory Masters Alternative Strategies Fund – Sub-Advisors

Litman Gregory’s strategy is to allocate the portfolio’s assets among the Alternative Strategies Fund’s five sub-advisors to provide investors a mix of strategies that Litman Gregory believes offer risk-return characteristics that are attractive individually and even more compelling collectively. Allocations among sub-advisors are based on a number of factors, including Litman Gregory’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return subject to the goals of low volatility and relatively low correlation with broad financial markets, especially the stock market. Litman Gregory may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. Portfolio assets will be tactically allocated to the sub-advisors in accordance with the target allocation range for each sub-advisor specified in the table below, as measured at the time of allocation.

Sub-advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; arbitrage opportunities; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin offs; as well as other opportunities in areas such as real estate or managed futures. In the aggregate, the managers can invest globally in stocks of companies of any size, domicile or market capitalization, government and corporate bonds and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the Alternative Strategies Fund. They may also invest in derivatives, including, without limitation, options, futures contracts, and swaps, to manage risk or enhance return and can also borrow amounts up to one third of the value of the Alternative Strategies Fund’s total assets (except that the Alternative Strategies Fund may exceed this limit to satisfy redemption requests or for other temporary purposes). Each of the managers may invest in illiquid securities; however, the Alternative Strategies Fund as a whole may not hold more than 15% of its net assets in illiquid securities. In some cases, the sub-advisors may seek to replicate strategies they employ in their private (hedge) funds. In other cases, the sub-advisors may seek to enhance strategies they run in other public funds by focusing on their highest conviction ideas to a greater extent or by pursuing certain aspects of their strategies with greater flexibility. However, the Alternative Strategies Fund will only invest directly in portfolio securities selected by the sub-advisors and will not invest in any pooled investment vehicles or accounts managed by the sub-advisors.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub-advisors focus on are as follows: (1) an arbitrage oriented strategy, (2) an opportunistic income strategy which will often focus on mortgage related securities, (3) a contrarian opportunity strategy that allows tactical investments throughout the capital structure (stocks and bonds), asset classes, market capitalization, industries and geographies, and (4) an strategic alpha strategy that focuses on the tactical allocation of long and short global fixed income opportunities and currencies.

The following table provides a description of the Alternative Strategies Fund’s five sub-advisors and their current target levels of assets. Asset levels will fluctuate, and it is at the discretion of Litman Gregory to re-balance the asset allocations. A detailed discussion of the management structure of the Alternative Strategies Fund follows the table.

PORTFOLIO MANAGER(S)/SUB-ADVISOR	CURRENT TARGET ALLOCATION AND TARGET ASSET ALLOCATION RANGE	STRATEGY
Stephen Kealhofer Paul Harrison Adam Dwinells DCI, LLC	19% 9%-29%	Long-Short Credit
Jeffrey Gundlach Jeffrey Sherman, CFA DoubleLine Capital LP	25% 15%-35%	Opportunistic Income
Steven Romick, CFA Brian Selmo, CFA Mark Landecker, CFA First Pacific Advisors, LP	18% 8%-28%	Contrarian Opportunity
Matthew Eagan, CFA Kevin Kearns Todd Vandam, CFA Loomis, Sayles & Company, L.P.	19% 9%-29%	Strategic Alpha Fixed Income
John Orrico, CFA Todd Munn Roger Foltynowicz, CFA, CAIA Gregg Loprete Water Island Capital, LLC	19% 9%-29%	Arbitrage

68	Litman Gregory Funds Trust

Litman Gregory Masters Alternative Strategies Fund Portfolio Managers

Long-Short Credit Strategy

Stephen Kealhofer

Paul Harrison

Adam Dwinells

DCI, LLC

201 Spear Street, Suite 250

San Francisco, CA 94105

Stephen Kealhofer, Paul Harrison and Adam Dwinells are the co-portfolio managers responsible for the long-short credit strategy (the “Long-Short Credit Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by DCI, LLC (“DCI”). Kealhofer is the Head of Research and Director of DCI. He was formerly Co-Founder and Managing Partner of KMV and Assistant Professor of Finance at Columbia University. Harrison is Chief Investment Officer of DCI. He was formerly Chief Investment Officer and Head of Research at Barclays Global Investors/BlackRock; Chief of Capital Markets at the Federal Reserve Board and a member of the finance faculty at Brandeis University. Dwinells is Head of Portfolio Management of DCI. He was formerly Vice President and Senior Risk Advisor of JP Morgan and its predecessor companies. DCI has been a sub-advisor to the Alternative Strategies Fund since 2017.

DCI’s Long-Short Credit Strategy employs a systematic portfolio construction process underpinned by a proprietary, fundamental model of credit risk and valuation. DCI’s investment process is designed to exploit information gaps between credit and equity markets and other market inefficiencies to identify and capture potential mispricing at the individual asset level. The DCI Long-Short Credit Strategy is expected to generate returns from idiosyncratic credit selection, as the strategy systematically curtails rate duration and credit beta exposure. Correlations to systematic market risks including high yield and equity market returns are expected to be minimal, and strategy returns are not expected to be correlated to the returns of other active strategies. The DCI Long-Short Credit Strategy is designed to perform in both low and high volatility environments although returns are expected to be higher in higher volatility environments.

DCI targets superior risk-adjusted returns from portfolios of corporate credit assets through the selection of potentially mispriced individual securities. The principal driver of DCI’s strategies is its dynamic proprietary default probability model which incorporates fundamental balance sheet information and real-time information embedded in equity and options markets. DCI’s model uses this information to calculate credit spreads that, when compared to market spreads, identify possible mispricing that can potentially be exploited. Excess returns are anticipated over time as market prices converge to the actual risk levels and fair value pricing of the exposures, as indicated by DCI’s model. DCI’s technology produces timely risk measures for thousands of investments, which are monitored in real-time, providing early warning capabilities and a large universe from which to create portfolios. DCI believes its approach to generating returns is unique in its integration of technology, infrastructure, ongoing research, and credit expertise.

DCI believes that the inability of conventional credit approaches to consider equity and other market information systematically, and their propensity to build portfolios around issue weightings, are features that create persistent inefficiencies in the market. These features are largely driven by the qualitative, discretionary style that conventional credit market participants use. While marginal information efficiencies are likely to come about as a natural part of the credit market’s maturation, as long as conventional credit investors dominate the market, exploitable inefficiencies will exist for DCI.

Opportunistic Income Strategy

Jeffrey Gundlach

Jeffrey Sherman, CFA

DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

Jeffrey Gundlach and Jeffrey Sherman are the co-portfolio managers responsible for the opportunistic income strategy (the “Opportunistic Income Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by DoubleLine Capital LP (“DoubleLine”). Gundlach is Chief Executive Officer and Chief Investment Officer of DoubleLine, which he co-founded in 2009. Sherman is Deputy Chief Investment Officer and is a member of DoubleLine’s Executive Management and Fixed Income Asset Allocation Committees. Prior to joining DoubleLine, Sherman was a Senior Vice President at TCW where he worked as a portfolio manager and quantitative analyst focused on fixed income and real-asset portfolios. Prior to TCW, Sherman was a statistics and mathematics instructor at both the University of the Pacific and Florida State University. DoubleLine has been a sub-advisor to the Alternative Strategies Fund since the Alternative Strategies Fund’s inception in 2011.

The team at DoubleLine operates under the cardinal mandate of delivering superior risk-adjusted fixed income returns. They seek to deliver positive absolute returns in excess of an appropriate aggregate fixed income index with portfolio volatility that is similar to U.S. long-term treasury securities. Investment ideas employed by the team must offer an asymmetric, positively skewed risk-reward profile. As a result, a great deal of their analysis seeks to identify fixed income securities that they believe offer greater potential payoff than potential loss under multiple scenarios. Ultimately, a combination of risk management, asset allocation and security selection forms the team’s investment process. There can be no assurance that the Fund will achieve its investment objective.

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Litman Gregory Masters Alternative Strategies Fund – Sub-Advisors — (Continued)

Portfolios are constructed with the intent to outperform under a range of future outcomes. DoubleLine’s risk integration process seeks to combine assets that will perform differently in different scenarios so that the overall portfolio generates acceptable performance. This process includes balancing the strength of cash flows from certain asset classes against various potential economic or market risks.

When considering a specific investment in any sector, the team’s primary focus is on the predictability of the cash flow generated during an entire interest rate or credit cycle. When volatility is low, the team emphasizes securities they expect to generate the best overall return over a cycle rather than simply buying the highest yield at a given point in time.

In implementing the Opportunistic Income Strategy, the team allocates investments to fixed income instruments and other investments with no limit on the duration of the portfolio. The team may invest in, without limitation, asset-backed securities; domestic and foreign corporate bonds, including high-yield bonds; municipal bonds; bonds or other obligations issued by domestic or foreign governments, including emerging markets countries; REIT debt securities; and mortgage related securities. The team’s investments in mortgage related securities may at times represent a substantial portion (including up to 100%) of the segment allocated to him when certain market conditions exist that the team believes offer potentially attractive risk adjusted returns. The team may, to a limited extent, employ leverage within the Opportunistic Income Strategy, which also is being used for other accounts managed by DoubleLine.

When investing in mortgage related securities, the team may invest in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; CMOs, including real estate mortgage investment conduits (REMICS) issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage related securities issued by agencies or instrumentalities of the U.S. Government; CMBS; obligations issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage related securities without a government guarantee but typically with some form of private credit enhancement; “interest only” and “principal only” stripped mortgage securities; inverse floating rate securities; and debt or equity tranches of collateralized debt obligations collateralized by mortgage related securities. The team compares opportunities in other sectors of the global fixed income market to opportunities available in the mortgage sector with the aim of attempting to construct a portfolio with the most attractive return potential given his risk management objectives.

Contrarian Opportunity Strategy

Steven Romick, CFA

Brian Selmo, CFA

Mark Landecker, CFA

First Pacific Advisors, LP

11601 Wilshire Blvd., Suite 1200

Los Angeles, CA 90025

Steven Romick, Brian Selmo and Mark Landecker are the co-portfolio managers responsible for the contrarian opportunity strategy (the “Contrarian Opportunity Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by First Pacific. Romick joined First Pacific in 1996 and is currently a Managing Partner of the firm. Selmo joined First Pacific in 2008 and has been a Partner since 2013. He was briefly a Managing Director of First Pacific in 2013 before being named a Partner, and was a Vice President of First Pacific from 2008 to 2012. Landecker joined First Pacific in 2009 and has been a Partner since 2013. He was briefly a Managing Director of First Pacific in 2013 before being named a Partner, and was a Vice President of First Pacific from 2009 to 2012. Romick, Selmo and Landecker manage the FPA Crescent Fund and Source Capital, Inc. (Romick has been a portfolio manager since its inception in 1993) and separate accounts, including unregistered funds managed by First Pacific (commonly known as hedge funds), in First Pacific’s Contrarian Value style. First Pacific has been a sub-advisor to the Alternative Strategies Fund since the Alternative Strategies Fund’s inception in 2011.

This segment is managed, to the degree practical, with the intent to replicate elements of mutual funds, private funds and separate accounts also run by First Pacific. The elements replicated include investment strategies such as hedging, illiquid and restricted securities, international investments, coupled with the potential for maintaining high levels of liquidity. First Pacific implements these strategies through investing opportunistically in a wide variety of securities as discussed below.

The Contrarian Opportunity Strategy looks for investments that trade at a substantial discount to the portfolio managers’ determination of the company’s value (absolute value) rather than those that might appear inexpensive based on a discount to their peer groups or the market average (relative value), with an objective of above average risk-adjusted returns. As absolute return investors, the First Pacific team seeks genuine bargains rather than relatively attractive securities. The goal is to provide equity-like returns over longer periods (i.e., five to seven years) while protecting against the permanent loss of capital. Attention is directed toward those companies offering the best combination of quality criteria such as strong market share, good management, and high normalized return on capital. A company purchased might not look inexpensive, considering current earnings and return on capital; however, its valuation may reflect such conditions as a weak economy, an increase in raw material costs, a management misstep, or any number of other temporary conditions. The First Pacific team believes that

70	Litman Gregory Funds Trust

price drops caused by such developments can, and often do, provide buying opportunities. There can be no assurance that the Fund will achieve its investment objective.

The First Pacific team employs the broad mandate of the First Pacific contrarian strategy to invest across the capital structure, asset classes, market capitalization, industries and geographies using a wide variety of instruments. The First Pacific team invests in an opportunistic manner, based on its view of the world and the businesses/situations that it understands. It looks for what is out of favor, taking into account the current landscape and how it might change over time, both organically and through exogenous events. The First Pacific team emphasizes independent research and spends little time with Wall Street analysts because it prefers to focus its research on interactions with business operators and industry leaders.

The First Pacific team narrows the universe of potential investments by establishing five categories: Long Equity, Short Equity, Credit (Long Credit and Short Credit), Cash and Equivalents and a smaller “Other” category.

Long Equity: The First Pacific team seeks to invest in companies with solid balance sheets, competitive strength, and shareholder-centric management; companies of lesser quality but with what they believe to be strong long-term upside potential; companies with shorter term upside potential driven by identified catalysts that are expected to have a positive impact on the value of the underlying business such as balance sheet optimization, operational turnarounds or corporate actions; and companies whose disparate parts have greater aggregate value than the current stock price and may engage in intra-company arbitrage of such companies by either holding long positions in one share class of such a company and shorting another share class of the same company or longing a parent or holding company and shorting one or several of its underlying companies to create a stub equity position that is valued at a deep discount to intrinsic value.

Short Equity: The First Pacific team will seek opportunities in deteriorating companies with declining business metrics that are not reflected in the stock price; companies with balance sheet issues such as overstated asset accounts that may result in operational cash flows that fall significantly short of net income; paired trades that involve shorting a company in the same industry as one of the long position the First Pacific team holds to serve as a partial hedge against industry specific risk; and intra-company arbitrage as discussed above.

Credit: The First Pacific team will consider performing credits that have a yield to maturity reasonably in excess of U.S. Treasuries of comparable maturity and that they believe the holder has a high likelihood of receiving principal and interest payments. The First Pacific team will also consider the bonds of corporations that they believe have some chance but a low likelihood of needing to restructure their debt. These bonds may have higher yields than those of performing credits. The First Pacific team may also purchase distressed debt, which they define as corporate debt that has either defaulted or which has a high likelihood of being restructured, either voluntarily or by default.

Other: Other investments may typically include illiquid securities that the First Pacific team believes allow them to take advantage of situations that are not available in the public markets. These investments may include private equity, derivatives, debt and real estate investments. Investment in illiquid securities is typically limited to no more than 15% of the First Pacific team’s portfolio.

Cash and Equivalents: Investments in cash and cash equivalents are a residual of the First Pacific team’s investment process rather than a macro-driven rationale. The First Pacific team believes that liquidity is an important risk management tool and also believes that it provides the ability to take advantage of future opportunities.

The goal of gaining comfort with a given investment is based on determining what the First Pacific teams needs to know in order to prove – or disprove – the original thesis that drew its interest and triggered further research. This research process is supported by reading current and historic SEC filings and conference call transcripts, reviewing pertinent periodicals, studying the competition, and establishing a valuation model. The First Pacific team works to gain a knowledge edge and an understanding of the business or industry that may not be universal. Such due diligence may take the form of conversations with ex-employees, vendors, suppliers, competitors and industry consultants. As a result of the process, the First Pacific team invests only in positions that it believes offer a compelling economic risk/reward proposition. If prospective investments do not meet that requirement, then the First Pacific team waits until it can purchase a security at a substantial discount to that company’s worth or intrinsic value. The First Pacific team also factors a macro-economic view into its security analysis and portfolio construction, which may cause it to be over-weighted in certain asset classes or sectors at times while completely avoiding others. There can be no assurance that the Fund will achieve its investment objective.

The First Pacific team distinguishes between the risk of permanent loss of capital and volatility, and seeks to distinguish their strategy by using volatility to its advantage rather than its detriment. Instead of composing a portfolio designed to mimic the performance of a benchmark or index, the First Pacific team utilizes the deeply-held contrarian philosophy oriented toward pushing back on a rising market by reducing exposure (thus allowing cash to increase), and conversely, leaning into a falling market and spending that cash to opportunistically buy inexpensive securities. The goal is to invest in securities that have what they believe to be advantageous upside/downside characteristics; that is, the First Pacific team seeks to make a multiple of what it could potentially lose.

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Litman Gregory Masters Alternative Strategies Fund – Sub-Advisors — (Continued)

Strategic Alpha Fixed Income Strategy

Matthew Eagan, CFA

Kevin Kearns

Todd Vandam, CFA

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, MA 02111

Matthew Eagan, Kevin Kearns and Todd Vandam are the co-portfolio managers responsible for the strategic alpha strategy (the “Strategic Alpha Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by Loomis, Sayles & Company, L.P. (“Loomis”). Eagan joined Loomis in 1997 and is an executive vice president and portfolio manager for the fixed income group and co-portfolio manager for the Loomis Sayles Strategic Alpha Fund, Loomis Sayles Bond Fund, the Loomis Sayles Strategic Income Fund and other fixed income funds managed by Loomis. Kearns joined Loomis in 2007 and is a vice president and portfolio manager. As leader of the firm’s alpha strategies group, he co-manages the Loomis Sayles multi asset credit and income strategies, strategic alpha, and custom strategies as well as the Loomis Sayles Strategic Alpha and Inflation Protected Securities funds. Vandam joined Loomis in 1994 and is a vice president of Loomis and co-portfolio manager of the Loomis Sayles Strategic Alpha Fund and High Income funds as well as several U.S. High Yield and global high yield institutional strategies. Loomis has been a sub-advisor to the Alternative Strategies Fund since the Alternative Strategies Fund’s inception in 2011.

The Strategic Alpha Strategy has an absolute return investment objective, which means that it is not managed relative to an index and that it attempts to achieve positive total returns over a full market cycle with relatively low volatility. The Loomis team intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management strategies designed to mitigate downside risk. There can be no assurance that the Strategic Alpha Strategy will achieve its investment objective.

The Loomis team may invest up to 75% of the total assets of the segment allocated to it in below investment-grade fixed income securities (also known as “junk bonds”) and derivatives that have returns related to the returns on below investment-grade fixed income securities. Under normal market conditions, the Loomis team also may invest up to 75% of the total assets of the segment allocated to it in investments denominated in non-U.S. currencies and related derivatives, including up to 50% in investments denominated in emerging market currencies and related derivatives. Under normal conditions, the Loomis team may invest up to 20% of the total assets of the segment allocated to it in equity-related securities and derivatives. There is no limit on the amount of preferred securities. A “related derivative” of a financial instrument means any derivative whose value is based upon or derived from that financial instrument or a related derivative of that financial instrument. The Loomis team expects that exposure to these asset classes will often be obtained substantially through the use of derivative instruments. Currency positions that are intended to hedge the Loomis team’s non-U.S. currency exposure (i.e. , currency positions that are not made for investment purposes) will offset positions in the same currency that are made for investment purposes when calculating the limitation on investments in non-U.S. and emerging market currency investments because the Loomis team believes that hedging a currency position is likely to negate some or all of the currency risk associated with the original currency position. Restrictions will apply at the time of purchase.

The Loomis team’s investment process employs both top-down (macro themes) and bottom-up (security selection) components and uses the resources of the entire Loomis Sayles infrastructure. The Loomis team identifies key macro themes over a 3- and 12-month horizon and assesses top-down risk/return opportunities across the interest rate curve, credit markets and currencies. The Loomis team draws on the strength and depth of the entire Loomis research team as it evaluates these themes. Fourteen Macro and Market Sector teams support the Loomis team by sharing their sector’s risk/return characteristics and uncovering specific credits that they believe may offer the best return potential.

In selecting investments for the Strategic Alpha Strategy, the Loomis team develops long-term portfolio themes driven by macro-economic indicators. These include secular global economic trends, demographic trends and labor supply, analysis of global capital flows and assessments of geopolitical factors. The Loomis team then develops shorter-term portfolio strategies based on factors including, but not limited to, economic, credit and Federal Reserve cycles, top-down sector valuations and bottom-up security valuations. The Loomis team employs active risk management, with a focus on credit, interest rate and currency risks. Additionally, the Loomis team will use risk management tools in constructing and optimizing the portfolio and seek to manage risk on an ongoing basis. The Loomis team expects to actively evaluate each investment idea based upon its return potential, its level of risk and its fit within the team’s overall macro strategy when deciding whether to buy or sell investments, with the goal of continually optimizing the portfolio.

The Loomis team seeks to gain a performance edge by integrating the global macro themes with Loomis’ best bottom-up security selection, risk analysis and trading capabilities to create the best expected risk/return portfolio. The Loomis team will pursue its investment goal by obtaining long investment exposures through direct cash investments and derivatives and short investment exposures substantially through derivatives. A “long” investment exposure is an investment that rises in value with a rise in the value of an asset, asset class or index and declines in value with a decline in the value of that asset, asset class or index. A “short” investment exposure is an investment that rises in value with a decline in the value of an asset, asset class or index and declines in value with a rise in the value of that asset, asset class or index. The Loomis team’s long and short investment exposures may, at

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times, each reach 150% of the assets invested in this segment of the Alternative Strategies Fund (excluding instruments primarily used for duration management and short-term investments (such as cash and money market instruments)), although these exposures may be higher or lower at any given time.

Investments: In connection with its principal investment strategies, the Loomis team may invest in a broad range of U.S. and non-U.S. fixed income securities, including, but not limited to, corporate bonds, municipal securities, U.S. and non-U.S. government securities (including their agencies, instrumentalities and sponsored entities), securities of supranational entities, emerging market securities, commercial and residential mortgage-backed securities, CMOs, other mortgage-related securities (such as adjustable rate mortgage securities), asset backed securities, bank loans, collateralized loan obligations (“CLOs”), convertible bonds, Rule 144A securities, REITs, zero-coupon securities, step coupon securities, pay-in-kind securities, inflation-linked bonds, variable and floating rate securities, private placements and commercial paper and preferred securities. Additionally, the Strategic Alpha Strategy involves limited investments in equities and exchange–traded funds.

Non-U.S. Currency Investments: Under normal market conditions, the Loomis team may engage in a broad range of transactions involving non-U.S. and emerging market currencies, including, but not limited to, purchasing and selling forward currency exchange contracts in non-U.S. or emerging market currencies, investing in non-U.S. currency futures contracts, investing in options on non-U.S. currencies and non-U.S. currency futures, investing in cross currency instruments (such as swaps), investing directly in non-U.S. currencies and investing in securities denominated in non-U.S. currencies. The Loomis team may also engage in non-U.S. currency transactions for investment or for hedging purposes.

Derivative Investments: For investment and hedging purposes, the Loomis team may invest substantially in a broad range of derivatives instruments, particularly credit default swaps and futures contracts, and sometimes the majority of its investment returns will derive from its derivative investments. These derivative instruments include, but are not limited to, futures contracts (such as treasury futures and index futures), forward contracts, options (such as options on futures contracts, options on securities, interest rate/bond options, currency options, options on swaps and OTC options), warrants (such as non-U.S. currency warrants) and swap transactions (such as interest rate swaps, total return swaps and index swaps). In addition, the Loomis team may invest in credit derivative products that may be used to manage default risk and credit exposure. Examples of such products include, but are not limited to, credit default swap index products (such as LCDX, CMBX and ABX index products), single name credit default swaps, loan credit default swaps and asset-backed credit default swaps. Derivative instruments (such as those listed above) can be used to acquire or to transfer the risk and returns of a security without buying or selling the security. The Loomis team’s strategy may be highly dependent on the use of derivatives, and to the extent that they become unavailable or unattractive the Loomis team may be unable to fully implement its investment strategy. For a detailed discussion of various types of derivatives in which the Alternative Strategies Fund may invest, including the risks of investing in such derivatives, please refer to the Description of Principal Investment Risks section in the Prospectus and the SAI.

The Loomis team is not limited as to the duration of its portfolio, which will change over time but is likely to be within a range of -5 years to +10 years.

Arbitrage Strategy

John Orrico, CFA

Todd Munn

Roger Foltynowicz, CFA, CAIA

Gregg Loprete

Water Island Capital, LLC

41 Madison Avenue, 42nd Floor

New York, NY 10010

John Orrico, Todd Munn, Roger Foltynowicz, and Gregg Loprete are the co-portfolio managers responsible for the arbitrage strategy (the “Arbitrage Strategy”), which is the segment of the Alternative Strategies Fund’s assets managed by Water Island Capital, LLC (“Water Island”). Orrico founded Water Island in 2000 and serves as its Chief Investment Officer. He also serves as the president and a trustee of The Arbitrage Funds trust. He is a portfolio manager on the firm’s merger arbitrage and special situations strategies. Prior to founding Water Island, Orrico worked at Gruss & Co., focusing on merger arbitrage and special situations. He has worked in the financial services industry since 1982, when he started his career in the Corporate Finance group at Morgan Stanley & Co. Munn joined Water Island in 2003 and is a portfolio manager on the firm’s merger arbitrage strategy. Foltynowicz joined Water Island in 2003 and is a portfolio manager on the firm’s merger arbitrage strategy. Loprete joined Water Island in 2009 and is a portfolio manager specializing in credit opportunities. Water Island has been a sub-advisor to the Alternative Strategies Fund since the Alternative Strategies Fund’s inception in 2011.

Investment Strategy: The Water Island team seeks to generate long-term returns of at least mid-single-digits with low correlation to the equity and bond markets. This objective is pursued by investing in equity and debt securities of companies that are impacted by corporate events such as mergers, acquisitions, restructurings, refinancings, recapitalizations, reorganizations or other special situations. More specifically, the Water Island team executes three strategies: merger arbitrage, equity special situations, and opportunistic credit. The Water Island team may invest in both U.S. and non-U.S. securities. The Water Island team intends to focus the portfolio in only their highest conviction risk-adjusted ideas across these strategies, and will, to a limited extent, employ leverage within the Arbitrage Strategy. There can be no assurance that the Arbitrage Strategy will achieve its investment objective.

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Litman Gregory Masters Alternative Strategies Fund – Sub-Advisors — (Continued)

Merger Arbitrage: Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin offs, liquidations and other corporate reorganizations. When a merger or acquisition deal is announced, the target’s stock price typically appreciates because the acquirer typically pays a premium relative to the current market price. Until the deal closes, however, the target’s stock price generally trades at a discount to the deal price. This discount is called “the spread.” The spread typically exists because investors demand compensation for the risk that the deal may fail to close and for the time value of money for the time it takes the deal to close. The most common arbitrage activity, and the approach the Water Island team generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Water Island team may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. The Water Island team may also execute the merger arbitrage strategy by using a company’s debt.

Credit Opportunities: Opportunistic credit investing is a highly specialized strategy that seeks to profit from investments in debt securities where the likely return will be more correlated with the outcome of specific catalysts or events rather than overall market direction. These catalysts and events include mergers, acquisitions, debt maturities, refinancings, regulatory changes, recapitalizations, reorganizations, restructurings and other special situations. Water Island also uses a relative value approach and may express positive views on specific issuers by taking long positions in cash bonds and/or derivatives and negative views on specific issuers by taking short positions in cash bonds and/or derivatives. Water Island uses fundamental research to identify mispricings or inefficiencies in these situations and assesses their potential impact on security prices. The opportunistic credit strategy may utilize investment strategies such as convertible arbitrage and capital structure arbitrage to achieve its goals. Convertible arbitrage is a specialized strategy that seeks to profit from mispricing between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach, and the strategy the Water Island team generally will use, matches a long position in the convertible security with a short position in the underlying common stock. The Water Island team seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Water Island team will sell short additional common shares in order to maintain the relationship between the convertible and the underlying common stock. As stock prices fall, the Water Island team will typically buy back a portion of shares it had sold short. Positions are typically designed to earn income from coupon or dividend payments and from the short sale of common stock. Capital structure arbitrage seeks to profit from relative pricing discrepancies between related debt and/or equity securities. For example, the Water Island team may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher.

Equity Special Situations: Equity special situations investing is a specialized strategy that seeks to profit from equity investments when news and events create misperception of a company’s correct stock price. Examples of such news and events, which Water Island refers to as “investment opportunities,” include, but are not limited to: changes in industry or sector fundamentals, announcements or potential announcements of restructurings (bankruptcies, spinoffs, and asset sales), mergers and acquisitions, earnings results and outlook, regulatory changes and litigation. The Water Island team’s investment approach is to identify these differences and to tactically purchase or sell short such securities in order to achieve the Fund’s objective.

Among these strategies, merger arbitrage is typically a core allocation within the portfolio. The Water Island team will typically be long the target’s shares and short the acquirer’s stock (to hedge the market risk where the acquirer is using stock and not cash to fund the acquisition). The Water Island team will also use options in an attempt to hedge deal-specific and market risks, especially in the case of cash-only deals where the team will only purchase long the target’s stock.

To answer the fundamental questions, the Water Island team reviews SEC filings, engages with sell-side and buy-side analysts, participates in company conference calls where management explains the rationale behind the merger, talks to key shareholders to assess how they will vote on the deal, assesses competitors, suppliers, and customers to evaluate, for example, overlaps in products and services that might not pass regulatory scrutiny, and, in some cases, consults with regulatory experts on antitrust matters, and discusses with lawyers to get a legal opinion, especially if the deal involves regulators in multiple jurisdictions. The Water Island team builds pro-forma balance-sheet, income, and cash-flow statements, typically looking out 12 months, to see where the synergies of the combined entity may lie.

A key area of emphasis for the Water Island team is assessing the downside risk associated with deal failure. Either a decrease in the share price of the target or an increase in the share price of the acquirer would have negative implications, so the Water Island team performs valuation analysis to assess downside from a deal break. This analysis involves looking at how the companies have traded relative to their own history and peers. There are other considerations as well, including whether or not the target’s share price prior to the deal announcement had an embedded “acquisition premium,” which may lead the team to adjust their downside risk assessment.

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The Water Island team will have exposure to foreign deals on a limited basis because deals outside of the U.S. often involve additional complexities and risks, including different laws and regulations than the U.S., along with currency risks. Given a similar risk/reward in a foreign deal and a U.S. deal, the Water Island team will generally lean toward the latter.

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

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Litman Gregory Masters High Income Alternatives Fund – Sub-Advisors

Litman Gregory’s strategy is to allocate the portfolio’s assets among the High Income Alternatives Fund’s four sub-advisors to provide investors a mix of strategies that Litman Gregory believes offer risk-return characteristics that are attractive individually and even more compelling collectively. Allocations among sub-advisors are based on several factors, including Litman Gregory’s expectation for the risk-adjusted return potential of each sub-advisor’s strategy and the impact on overall portfolio risk, with the objective of maximizing return subject to the goal of high income relative to investment-grade, fixed income portfolios without taking undue risk. Litman Gregory may at times adjust the allocations of capital to sub-advisors if it believes there is a highly compelling tactical opportunity in a particular sub-advisor’s strategy. Portfolio assets will be tactically allocated to the sub-advisors in accordance with the target allocation range for each sub-advisor specified in the table below, as measured at the time of allocation.

Sub-advisor strategies may seek to benefit from: opportunities to combine securities with differing risk characteristics; market inefficiencies; opportunities to provide liquidity; tactical opportunities in asset classes or securities; special situations such as spin-offs; as well as other opportunities in other areas. In the aggregate, the managers can invest globally in debt and equity securities of companies of any size, domicile or market capitalization, government and corporate bonds, loans, loan participation interests, mortgage or other asset-backed securities and other fixed income securities and currencies, including short positions of any of the foregoing, within their respective segments of the High Income Alternatives Fund. They may also write options, invest in derivatives, including, without limitation, options, futures contracts, participatory notes (“P-Notes”) and swaps, to manage risk or enhance return and can also borrow amounts up to one third of the value of the High Income Alternatives Fund’s total assets (except that the High Income Alternatives Fund may exceed this limit to satisfy redemption requests or for other temporary purposes). Each of the managers may invest in illiquid securities; however, the High Income Alternatives Fund as a whole may not hold more than 15% of its net assets in illiquid securities.

Each sub-advisor will have an investment approach that generally focuses on a particular asset class or specific strategies. Currently, the strategies the sub-advisors focus on are as follows: (1) an equity income strategy, (2) a credit value strategy, (3) a multi credit strategy, and (4) an option income strategy. Other appropriate strategies may also be considered and added to (or removed from) the High Income Alternatives Fund.

The following table provides a description of the High Income Alternatives Fund’s strategies and their target levels of assets. Asset levels will fluctuate, and it is at the discretion of Litman Gregory to re-balance the asset allocations. A detailed discussion of the management structure of the High Income Alternatives Fund follows the table.

PORTFOLIO MANAGER(S)/SUB-ADVISOR	CURRENT TARGET ALLOCATION AND TARGET ASSET ALLOCATION RANGE	STRATEGY
Greg Mason, CFA Troy Ward Ares Management LLC	15% 10-20%	Equity Income
Andrew P. Hofer Neil Hohmann Paul Kunz, CFA Brown Brothers Harriman & Co.	32.5% 22.5-42.5%	Credit Value
Scott Minerd Anne Walsh, CFA Steven Brown, CFA Adam Bloch Guggenheim Partners Investment Management, LLC	32.5% 22.5-42.5%	Multi Credit
Derek Devens, CFA Neuberger Berman Investment Advisers LLC	20% 15-25%	Option Income

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Litman Gregory Masters High Income Alternatives Fund Portfolio Managers

Equity Income Strategy

Greg Mason, CFA

Troy Ward

Ares Management LLC

2000 Avenue of the Stars, 12th Floor

Los Angeles, CA 90067

Greg Mason and Troy Ward are the co-portfolio managers responsible for the equity income strategy (the “Equity Income Strategy”), which is the segment of the High Income Alternatives Fund’s assets managed by Ares Management LLC (“Ares”). Mason is a Managing Director and Portfolio Manager in the Ares Credit Group, where he focuses on investing capital in publicly traded income producing equities. Prior to joining Ares in 2016, Mason was a Managing Director at KBW and Stifel Financial where he was a Senior Equity Analyst with a focus on business development companies (“BDCs”). Previously, he was a Senior Equity Analyst at A.G. Edwards where he focused on BDCs, mortgage servicers, asset managers and life insurance companies. Mason holds an M.B.A. from Saint Louis University and a B.S. from Southwest Baptist University. Mason is also a CFA® charterholder. Ward is a Managing Director and Portfolio Manager in the Ares Credit Group, where he focuses on investing capital in income producing publicly traded equities. Prior to joining Ares in 2016, Ward was a Managing Director at KBW and Stifel Financial where he was a Senior Equity Analyst with a focus on BDCs. Previously, he was a Senior Equity Analyst at A.G. Edwards where he focused on BDCs, specialty finance and small-cap banks. Ward serves on the Advisory Board for the Department of Finance at Southern Illinois University. Ward holds an M.B.A. from Saint Louis University and a B.S. from Southern Illinois University in Finance.

The managers of the Equity Income Opportunity strategy attempt to generate attractive total returns across market cycles, with a majority of those returns coming from current portfolio income. The managers invest across a variety of publicly-traded income producing asset classes where Ares has specific expertise. Targeted investments include publicly traded BDCs, mortgage REITs (“mREITS”), master limited partnerships (“MLPs”), and selectively, credit-based closed-end funds (“CEFs”) trading at discounts to net asset value and other opportunistic income investments like preferred equity. The team actively seeks to add value by finding positions with capital appreciation potential and adjusting capital allocation across sectors based on relative value. Risk management on a position and portfolio level is designed to avoid significant losses from individual company developments, as well as from negative sector or macro events.

The team’s investment philosophy is best described as “bottom-up” with a “top-down” macro overlay. The research and analysis processes seek to identify attractive opportunities that may provide upside capital appreciation potential while capturing existing yield and managing downside risk. The team prefers to invest in companies with high quality management teams that have a history of investment discipline and strong operating performance, but it will also opportunistically invest in lower quality assets and/or management teams if the valuation offers sufficient compensation. The managers believe long-term successful equity income investing is best achieved through fundamental company-specific research (including detailed credit and cash flow analysis), combined with deep industry knowledge and an understanding of management incentives and capabilities.

The managers believe that many income-oriented asset classes are more retail-investor owned (and thus likely are more inefficiently priced). For example, investor perception regarding one particular aspect of a company, such as sensitivity to interest rates, can trigger heightened volatility as investors fall into “group think”, causing a stock or group of stocks to deviate materially from intrinsic value. In the managers’ experience, often the realization of an event can provide upside as investor sentiment shifts and uncertainty is removed. In particular, BDCs were traditionally under-followed by institutional investors, a dynamic that has been exacerbated over the past several years after the BDCs were removed from the S&P and Russell indexes (a result of the SEC’s ruling on Acquired Fund Fees and Expenses), creating a more attractive opportunity set for professional active managers.

The investment process begins with the assessment of company management. The managers believe that long-term performance of income-oriented value stocks is heavily impacted by management quality. The strategy’s heightened focus on management and portfolio analysis has been refined over time and the managers believe they have an informational advantage derived from their 15 years of closely following company management teams within BDCs and mREITs (along with 8 years of MLP sector coverage). If management is poor, there must be a significant valuation discount or outside catalysts to drive value.

The team performs “surface level” financial analysis, using standard metrics to identify differentiation within sectors, helping them effectively target potential investments for further research. Considerations at this stage include return on equity (ROE), EPS growth, dividend coverage and outlook, asset valuations, balance sheet stability, historical and current credit metrics, and new loan origination capacity (or new project backlog and underlying producer activity in the case of MLPs). Companies that appear attractive are subject to deeper analysis, in which the portfolio managers attempt to add value through more detailed assessment of the companies’ assets (they have tracked portfolios at the security level since inception for most finance companies in their universe, and maintain pipeline-level models of the relevant MLPs) and the identification of potential industry or company-level catalysts. At this stage, the broader Ares platform often proves valuable to the investment process, given the additional industry knowledge and research capabilities available to the investment team across public and private credit, real estate, and energy. Over time, the managers

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Litman Gregory Masters High Income Alternatives Fund – Sub-Advisors — (Continued)

have refined their approach to more thoroughly include industry specific catalysts, market sentiment, regulatory risks, and macro-economic trends.

Valuation is the final component of the investment process, and the managers are disciplined about the prices they will pay, as entry valuation is ultimately one of the most important factors in mitigating risk over reasonable holding periods, although changes in investor sentiment can, of course, cause losses in the short- or even medium-term. The team will estimate upside and downside for potential investments using standard valuation processes and metrics, including price/book (P/B), price/earnings (P/E), dividend yield, enterprise value/EBITDA, etc. The team is willing to think somewhat differently than consensus in the past to account for economic reality not reflected in the traditional metrics, such as using adjusted EBITDA numbers to reflect the fact that MLPs had to pay an increasing portion of their earnings to their general partner parent company, which reduced cash available for unitholders.

The managers have a target price and forward looking expected return for every position in the portfolio. Target prices take into account expected P/B values, earnings yields, and dividend yields, with an overlay using of expected earnings and dividend growth, book value stability, credit quality and qualitative management analysis. Downside risk, particularly in the BDC industry, may be assessed by understanding worst case book value, cash flow generation, and reasonable P/B multiples during a recession. The managers prefer to see 10-20 percentage points more upside than downside; however, these ratios are often significantly influenced by the timing of market cycles, probabilities of various macro-economic conditions and company-specific situations.

Credit Value Strategy

Andrew P. Hofer

Neil Hohmann

Paul Kunz, CFA

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

Andrew Hofer, Neil Hohmann and Paul Kunz are the portfolio managers primarily responsible for the credit value strategy (the “Credit Value Strategy”), which is the segment of the High Income Alternatives Fund’s assets managed by Brown Brothers Harriman & Co. (“BBH”) through its separately identifiable department known as the BBH Mutual Fund Advisory Department. Hofer is a Managing Director of BBH with 29 years of combined industry and investment experience. He joined BBH in 1988. Hofer has served as a Managing Director since 2000. Hohmann is a Managing Director of BBH with 20 years of investment experience. Hohmann served as a Senior Vice President from 2010-2017. Kunz is a Senior Vice President of BBH with 20 years of investment experience. He is also a CFA® charterholder.

The sub-advisor seeks to achieve the fund’s investment objective by investing its segment of the fund in fixed-income securities it believes to have the potential for excess return. The sub-advisor’s investment strategy will be to invest in fixed income securities from a wide variety of sectors, including asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), corporate bonds, floating-rate loans and municipal bonds. The sub-advisor expects to invest in structured and corporate securities. The sub-advisor’s emphasis is expected to be on A/BBB-rated asset backed securities and BBB/BB-rated corporate securities, as these ratings segments have historically offered attractive risk-adjusted returns, along with low default rates. The sub-advisor will also invest in U.S. Treasury futures to manage duration of the portfolio, which allows individual security selection to be managed without regard to portfolio duration. The sub-advisor will not typically own CCC rated or distressed securities.

The sub-advisor will consider investments based on a bottom-up assessment of opportunities and the risk/return potential of the yield curve. The investment strategy’s duration is flexible and the sub-advisor seeks to maintain a duration that is consistent with positive returns over longer time periods. The sub-advisor will consider the macroeconomic environment from the perspective of risk-management through economic cycles. The sub-advisor’s valuation process starts with the concept that credit spreads revert to the mean and that spread deviations relative to a long-term average indicate potential spread compression or spread widening. The sub-advisor applies this valuation framework to all economic sectors by credit rating and maturity.

The sub-advisor’s investment process is based on fundamental credit research. The sub-advisor identifies fixed income securities for potential purchase for the portfolio based on four fundamental criteria: a durable operating model, effective management, attractive/appropriate structure, and transparency. A durable credit is one where the sub-advisor believes an issuer’s revenue stream and its financial structure can withstand a wide range of economic and regulatory scenarios. When assessing management, the sub-advisor looks for issuers with a long, proven track record of execution (especially through a downturn), commitment to capital markets access, and incentives that are aligned with creditors’ interests. With regard to appropriate bond structures, the sub-advisor requires the level and variability of an issuer’s revenues to comfortably support ongoing operations and the capital structure.

The sub-advisor’s assumption of credit risk is valuation driven. When valuing securities/credits, and assessing an attractive margin of safety, the sub-advisor applies the same valuation approach across all sectors (ABS, CMBS, corporate credit, and municipal bonds). The sub-advisor seeks to buy securities at discounted valuations, inclusive of a sufficient margin of safety, that are created by excess short-term price volatility. The sub-advisor will make investments when it believes a security’s potential excess return more than compensates the fund for default risk, liquidity risk, and the embedded optionality of a bond. The sub-advisor may sell securities for several reasons

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including to adjust the portfolio’s average maturity, move into more attractively valued securities, take gains, the investment thesis changed, or to meet redemption requests.

Multi Credit Strategy

Scott Minerd

Anne Walsh, CFA

Steven Brown, CFA

Adam Bloch

Guggenheim Partners Investment Management, LLC

100 Wilshire Boulevard, 5th Floor

Santa Monica, CA 90401

Scott Minerd, Anne Walsh, Steven Brown and Adam Bloch are the co-portfolio managers responsible for the multi credit strategy (the “Multi Credit Strategy”), which is the segment of the High Income Alternatives Fund’s assets managed by Guggenheim Partners Investment Management, LLC (“Guggenheim”). Minerd is Chairman of Guggenheim Investments and Global Chief Investment Officer of Guggenheim Partners. Minerd leads Guggenheim’s research on global macroeconomics and guides the firm’s investment strategies. Previously, Minerd was a Managing Director with Credit Suisse First Boston in charge of trading and risk management for the Fixed Income Credit Trading Group. He was responsible for the corporate bond, preferred stock, money markets, U.S. government agency and sovereign debt, derivatives securities, structured debt and interest rate swaps trading business units. Minerd is a member of the Federal Reserve Bank of New York’s Investor Advisory Committee on Financial Markets, helping advise the NY Fed President about financial market developments, risks to the financial system and steps that can be taken to understand and mitigate these risks. He is an advisor to the Organization for Economic Cooperation and Development (OECD) on long-term investments and is a contributing member of the World Economic Forum (WEF) and their Global Agenda Council on the Arctic. Walsh joined Guggenheim in 2007, and is Chief Investment Officer – Fixed Income, and head of the Portfolio Construction Group and Portfolio Management. She oversees more than $185 billion in fixed-income investments including Agencies, Credit, Municipals, and Structured Securities. She is responsible for portfolio design, strategy, sector allocation and risk management, as well as conveying Guggenheim’s macroeconomic outlook to Portfolio Managers and fixed income Sector Specialists. Walsh specializes in liability-driven portfolio management. Prior to joining Guggenheim, she served as Chief Investment Officer at Reinsurance Group of America, and also held roles at Zurich Scudder Investments, Lincoln Investment Management and American Bankers Insurance Group. She is also a CFA® charterholder and a member of the CFA Institute. Brown joined Guggenheim in 2010 and is a Portfolio Manager for Guggenheim’s Active Fixed Income and Total Return mandates. He works with the Chief Investment Officers and other members of the Portfolio Management team to develop and execute portfolio strategy. Additionally, he works closely with the Sector Teams and Portfolio Construction Group. Prior to

joining Portfolio Management in 2012, Brown worked in the Asset Backed Securities group. His responsibilities on that team included trading and evaluating investment opportunities and monitoring credit performance. Prior to joining Guggenheim, Brown held roles within structured products at ABN AMRO and Bank of America in Chicago and London. He is also a CFA® charterholder and a member of the CFA Institute. Bloch joined Guggenheim in 2012 and is a Portfolio Manager for Guggenheim’s Active Fixed Income and Total Return mandates. Bloch works with the Chief Investment Officers and other Portfolio Managers to develop portfolio strategy that is in line with the firm’s views. He oversees strategy implementation, working with research analysts and traders to generate trade ideas, hedge portfolios, and manage day-to-day risk. Prior to joining Guggenheim, he worked in Leveraged Finance at Bank of America Merrill Lynch in New York where he structured high-yield bonds and leveraged loans for leveraged buyouts, restructurings, and corporate refinancings across multiple industries.

The managers of the Multi Credit Strategy seek to maximize total return through a combination of current income and capital appreciation. The team seeks to achieve its investment objective by investing in a wide range of fixed-income assets selected from a variety of credit sectors including, but not limited to, corporates, structured credit, U.S. government and agency, municipals, and other credit sectors. The investments can be across the capital structure including but not limited to senior secured, unsecured, second lien, other mezzanine including preferred, and equity. The strategy seeks opportunities across fixed-income market sectors, especially in non-index-eligible securities. In addition, the team may invest in derivatives or other asset classes to meet its investment objective. The strategy is flexible and is not constrained by duration, sector, issuer, or credit quality. As such, the strategy does not target any specific benchmark exposure to sectors, security weightings, and credit quality.

Guggenheim believes that an emphasis on capital preservation, while capturing attractive yields and a sustainable income component, is the surest path to superior long-term investment results. The firm strongly believes that fixed-income markets are inefficient, and as a result Guggenheim focuses on bottom-up, fundamental research to identify securities with attractive relative value, where prices do not accurately reflect a security’s intrinsic value for a given risk profile. In-house macroeconomic views serve as a “roadmap” to inform and guide portfolio construction considerations such as duration and credit quality, as well as sector weightings.

Credit selection is conducted by a deep team of sector and security analysts. The focus is on understanding the underlying business, issuer financial strength, risks pertaining to cash flows, the capital structure (seniority of payments), debt covenants, among other considerations. This analysis involves comprehensive industry analysis that incorporates inputs from industry experts, competitors, suppliers, servicers, and customers. It also integrates a thorough analysis of creditworthiness under a variety of downside stress-test

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Litman Gregory Masters High Income Alternatives Fund – Sub-Advisors — (Continued)

scenarios and leverages a dedicated legal team to assist in examining and assessing pertinent covenants and terms that may affect issues.

Risk management plays a prominent role in the investment process. At a high-level, the team studies a wide range of economic and market scenarios, and assesses the possible impact these scenarios could have on the portfolio. Scenarios can include those driven by macroeconomic risks, changes in regulation, broad sector trends, or an assessment of liquidity at the sector, security, and industry levels. Moreover, the team seeks to understand how specific changes in portfolio composition would lessen the downside, such as upgrading credit quality or including different types of security structures. Scenario analysis at the portfolio level also includes the impact of various interest-rate changes along different tenors of the curve.

At the portfolio level, the team might examine the effect of sudden mark-to-market shocks on the portfolio by assuming widening yield spreads for specific portfolio exposures. The team will also examine risks to specific sectors under a given stress-test scenario to quantify the potential downside risk. Risk management is also expressed through portfolio diversification, both across and within fixed-income sectors, position size limits, prudent yield-curve positioning, loss thresholds, and other measures.

Securities may be sold for several reasons including to adjust the portfolio’s average maturity, shift assets into or out of higher-quality securities, move into more attractively valued securities, take gains, or to meet redemption requests.

Option Income Strategy

Derek Devens, CFA

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

Derek Devens is the portfolio manager responsible for the option income strategy (the “Option Income Strategy”), which is the segment of the High Income Alternatives Fund’s assets managed by Neuberger Berman Investment Advisers LLC (“Neuberger Berman”). Devens joined Neuberger Berman in 2016 and is a Managing Director and Senior Portfolio Manager of the Option Group. Prior to Neuberger Berman, he was responsible for both Research and Portfolio Management at Horizon Kinetics. Devens was a member of the Investment Committee and responsible for co-managing the Kinetics Alternative Income Fund and various separate account strategies. Prior to Horizon Kinetics, he was a Vice President with Goldman Sachs’ Global Manager Strategies Group where he was responsible for conducting investment manager research. He is also a CFA® charterholder.

In executing the Option Income Strategy, Devens writes put options on U.S. equity indexes, a strategy conceptually similar to that utilized by the Chicago Board Options Exchange (CBOE) S&P 500 PutWrite Index (the “Put Index”). However, by utilizing thoughtful active management, he seeks to reduce the path dependence of the Put Index, as well as manage risk and seek attractive returns relative to the Put Index. While the Put Index writes one at-the-money (ATM) put option on the S&P 500 Index each month, Devens seeks to diversify the underlying options held by the strategy by strike price and expiration date by writing a series of short dated put options on diversified U.S. equity indexes, laddered across expiration dates, intending for option exposures to be relatively consistent across options tenors (i.e., the time left until an option contract expires). Options are rolled in a manner that seeks to preserve this laddered structure. This diversification is intended to seek to reduce the likelihood of a series of negative short-term outcomes in a row that could result from selling only one put per month.

Another critically important difference between the Put Index and the strategy Devens manages for the Fund is the selection of the level of ‘moneyness’ of the options sold (ATM versus out-of-the money, or “OTM”). The fund’s options will primarily be OTM, vs the Put Index selling ATM options. The Fund attempts to generate returns through the receipt of option premiums from selling puts, as well as through investments in fixed income instruments, which collectively are intended to reduce volatility relative to what it would be if the fund held the underlying equity index on which the options are written. The Fund’s investments in fixed income instruments will typically be in short duration U.S. Treasuries and are intended to provide liquidity and preserve capital and will serve as collateral for the Fund’s investments in options.

Risk management is a function of a number of factors, one being the overall sizing of the allocation at the fund level, since the strategy can have significant equity correlation (but has historically exhibited lower beta than broad-based U.S. equity indices as demonstrated by the PUT Index compared to the S&P 500 Index). Secondly, the selection of ATM or OTM, and how far OTM, influences the level of risk materially. Lastly, Devens seeks to actively reduce downside exposures to mitigate equity risk by buying back a portion of the put options that are underwater and selling new put options at higher premiums. Put writing is not a strategy built on a philosophy of explicit risk avoidance; rather, it is rooted in seeking receipt of option premiums in exchange for taking on the risk of a decline in U.S. broad based equity indices. As such, investors in the strategy accept limited upside returns relative to U.S. broad-based equity indices in exchange for the potential for option premiums to mitigate equity risk.

In a put writing strategy, a fund (as the seller of the option) receives premiums from the purchaser of the option in exchange for providing the purchaser with the right to sell the underlying instrument to the fund at a specific price (i.e., the strike price). If the market price of the instrument underlying the option exceeds the strike price, it is anticipated that the option would go unexercised and the fund would earn the full premium upon the option’s expiration or a portion of the premium upon the option’s early termination. If the market price of the instrument underlying the option drops below the strike price, it

80	Litman Gregory Funds Trust

is anticipated that the option would be exercised and the fund would pay the option buyer the difference between the market value of the underlying instrument and the strike price. The amount of premium varies according to a number of factors, including the market perception of risk, the length of the option, and whether the option is ATM when written (riskier for the seller, which necessitates a higher premium) or OTM and by how much. The further OTM the option is, the less likely the index is to decline below the strike price, and thus the less likely the option seller is to be required to make a payment to the option buyer, thus the premium collected by the seller necessarily is lower.

The potential returns to equity index put writing come from two risk premia plus the return on collateral, which is typically invested in relatively conservative, short-duration fixed income. The first is the equity risk premium, or the return investors earn for holding equity risk. Devens believes that investors should also acknowledge the natural corollary related to options on stock indexes. Devens believes that for equity markets to be efficient, investors who assume exposure to the downside risk of an equity index should seek to earn a portion of the long-term equity risk premium over longer investment periods. Essentially, in Devens’ view, the underwriters of equity risk should earn the equity risk premium over the long term regardless of how the risk is assumed, whether through direct ownership of the index, or seeking to offset its downside. If this was not the case, then in Devens’ view, equity markets would demonstrate a massive inefficiency, as investors could own the equity index and buy puts to protect the full value of their investment from any loss while still earning positive returns. Therefore, Devens believes that for markets to be efficient, a portion of put option premium collected from writing put options must therefore compensate the put seller for the equity sensitivity of the option. The portion of the equity risk premium earned through put writing is a function of the moneyness of the put option written.

The second risk premium is the volatility risk premium. In addition to earning premiums on the put options written, Devens believes the option seller must be compensated further for the added risk associated with a decline in the broad-based U.S. equity markets for some period in the future in an unpredictable world. Investors do not generally assume risk with the intention of losing money over time, and option markets are not an exception. Because of the high degree of uncertainty, and the negatively skewed risk/return profile to which they are exposed, sellers of put options generally build in a cushion (or expected profit margin) to the premiums they collect from option buyers. Over time, Devens believes this concept has the potential to allow sellers of ATM puts to generate returns similar to owning the index over long-term investment horizons.

The return profile of selling ATM U.S. equity index puts has historically tended to be more stable than owning the underlying equity index outright as demonstrated by the PUT Index compared to the S&P 500 Index. In converting traditional equity investment return potential (capital appreciation and dividends) into up-front cash flows via the consistent collection of option premiums and interest income, put writing strategies make an explicit trade-off between up-market participation and down-market participation, while still seeking reasonable returns in flat markets. As such, it is anticipated that the strategy will not participate in the full upside of the index, but it also has the potential to mitigate a portion of losses when the index suffers negative performance, due to the offsetting effect of the premium cash flows. The premiums the strategy collects may decrease during up markets, however, Devens would expect premiums to materially ratchet up during periods of market losses, a feature which may help the strategy recover from drawdowns more quickly than the underlying equity index.

The SAI provides additional information about each sub-advisor’s method of compensation for its portfolio managers, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Litman Gregory Masters High Income Alternatives Fund – Sub-Advisors	81

Shareholder Services

Each Fund is a no-load fund, which means that you pay no sales commissions of any kind. Each business day that the New York Stock Exchange (“NYSE”) is open, each Fund calculates its share price, which is also called the Fund’s NAV per share. Shares are purchased at the next share price calculated after your accepted investment is received. Share price is calculated as of the close of the NYSE, normally 4:00 p.m. Eastern Time.

Eligibility

The Funds are not registered for sale outside of the United States and are available for purchase only by residents of the United States of America, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands.

Description of Classes

The Trust has adopted a multiple class plan. The Equity Fund, International Fund and Smaller Companies Fund each offer a single class of shares – Institutional Class shares – in this Prospectus. The Alternative Strategies Fund and High Income Alternatives Fund each offer two classes of shares – Institutional Class shares and Investor Class shares – in this Prospectus. The two different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

•	Institutional Class shares are not charged a Rule 12b-1 distribution and servicing fee, and are sold with no sales load.

•	Investor Class shares are charged a 0.25% Rule 12b-1 distribution and servicing fee, and are sold with no sales load.

How to Buy Shares

Step 1

The first step is to determine the type of account you wish to open. The following types of accounts are available to investors:

Individual or Joint Accounts

For your general investment needs:

Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

Retirement Accounts

Retirement accounts allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts (such as individual retirement accounts (“IRAs”), rollover IRAs, Simplified Employee Pension (SEP) plans and Roth IRAs) require specific applications and typically have lower minimums.

Other retirement plans, such as Keogh or corporate profit-sharing plans, 403(b) plans and 401(k) plans, may invest in the Funds. All of these accounts need to be established by the plan’s trustee. The Funds do not offer versions of these plans.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need an IRA Application and Adoption Agreement. Retirement investing also involves separate investment procedures.

Gifts or Transfers to Minors (UGMA and UTMA)

To invest for a child’s education or other future needs:

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to a statutorily-defined amount per year per child without paying a federal gift tax. Such amount is subject to change each year. For 2020, the amount is $15,000. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”).

Trust

For money being invested by a trust:

The trust must be established before an account can be opened. The Funds may require additional documentation regarding the formation of the trust prior to establishing an account.

Business or Organization

For investment needs of corporations, associations, partnerships or other groups:

The Funds do not require a special application. However, the Funds may require additional information prior to establishing an account.

Step 2

How to Choose a Share Class

Before you buy shares in any Fund, you need to decide which class of shares best suits your needs. The Equity Fund, International Fund and Smaller Companies Fund each offer a single class of shares – Institutional Class shares – in this Prospectus. The Alternative Strategies Fund and the High Income Alternatives Fund each offer two classes of shares – Institutional Class shares and Investor Class shares – in this Prospectus. Each class is essentially identical in legal rights and invests in the same portfolio of securities. The difference in the fee structures between the classes for a Fund is primarily the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in the amounts charged by Litman Gregory for investment advisory services. Accordingly, the investment advisory expenses do not vary by class for a Fund.

Conversion Feature

Subject to Litman Gregory’s approval and based on current Internal Revenue Service (“IRS”) guidance, if investors currently holding Investor Class shares meet the criteria for eligible investors and would like to convert to Institutional Class shares, there should be no tax consequences to the converting investor and investors are not subject to the redemption/exchange fees. To inquire about converting your Investor Class shares to Institutional Class shares, please call 1-800-960-0188.

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Investor Class Shares

Investor Class shares may be appropriate if you intend to retain the services of a financial adviser, mutual fund supermarket, retirement plan or other financial intermediary. Investor Class shares cannot be purchased directly from the Funds that offer such class. Investor Class shares have adopted a Distribution and Shareholder Servicing Plan (the “Distribution Plan”), pursuant to which each Investor Class may pay up to 0.25% of its average annual net assets to financial planners, mutual fund supermarkets, or any other persons that render assistance in distributing or promoting the sale of shares or that provide certain shareholder services.

Institutional Class Shares

Institutional Class shares may be appropriate if you intend to make your own investment decisions and will invest directly with the Funds. The Distribution Plan does not apply to the Institutional Class shares, and as a result, the Institutional Class of a Fund has a lower expense ratio than the Investor Class of the same Fund, which will result in higher investment returns for the Institutional Class over time.

Step 3

The third step involves determining the amount of your investment. The Funds have established the following minimum investment levels for your initial investment, additional investments and ongoing account balances for Institutional Class shares (all Funds) and Investor Class shares (Alternative Strategies Fund and High Income Alternatives Fund only):

Equity Fund, International Fund and Smaller Companies Fund
Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular
- Institutional Class	$10,000	$250	$2,500
Retirement Account
- Institutional Class	$1,000	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500

Alternative Strategies Fund and High Income Alternatives Fund
Regular
- Institutional Class	$100,000	$250	$2,500
- Investor Class	$1,000	$100	$250
Retirement Account
- Institutional Class	$5,000	$100	$250
- Investor Class	$500	$100	$250
Automatic Investment Account
- Institutional Class	$2,500	$250	$2,500
- Investor Class	$2,500	$250	$2,500

Litman Gregory may waive the minimum investment from time to time in its discretion.

Step 4

The fourth step involves completing your application to open your account. All shareholders must complete and sign an application in order to establish their account. The type of application depends on the type of account you chose to open. Regular investment accounts, including individual, joint tenant, UGMA, UTMA, business, or trust accounts, must complete the Funds’ standard account application. Shareholders who wish to establish retirement accounts must complete the IRA application and adoption agreement. Shareholders who wish to transfer retirement holdings from another custodian must also complete the IRA Transfer of Assets Form. Be sure to complete the section of the account application indicating the amount you are investing in each Fund.

Step 5

The final step in opening your account is to mail the completed account application, along with your check payable to the Litman Gregory Masters Funds. The Funds do not accept third-party checks, money orders, cashiers checks, starter checks, official bank checks, credit cards, cash or checks or wires from foreign financial institutions. If you send any of these instruments, your purchase order will be rejected, and your investment in the Funds will be delayed.

The mailing addresses for the Funds are:

For Regular Delivery:

Litman Gregory Funds Trust

c/o	DST Asset Manager Solutions, Inc.

P.O. Box 219922

Kansas City, MO 64121-9922

For Overnight Delivery:

Litman Gregory Funds Trust

c/o	DST Asset Manager Solutions, Inc.

330 West Ninth Street

Kansas City, MO 64105

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Funds’ Anti-Money Laundering Compliance Program. Until such verification is made, the Funds may temporarily limit share purchases. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. If you are opening an account in the name of a legal entity (e.g., a partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Your information will be handled by us as discussed in our privacy notice. Please contact the Transfer Agent at 1-800-960-0188 if you need additional assistance when completing your application.

If you wish to open or add to your account by wire, please call 1-800-960-0188 for instructions.

Shareholder Services	83

Shareholder Services — (Continued)

After your account is open, you may increase the amount of your investment by:

•	Mailing a check to the above addresses along with a letter or the form at the bottom of your account statement. Be sure to put your account number on your check and in your letter, and please refer to Step 4 above for a list of instruments that will not be accepted for investment.

•	Wiring money from your bank. Call 1-800-960-0188 for instructions.

•	Making automatic investments if you signed up for the Automatic Investment Plan when you opened your account.

How to Sell Shares

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next NAV per share (share price) calculated after your order is received.

To sell shares in a non-retirement account, you may use any of the methods described in this section. To sell shares in a retirement account, your request must be made in writing.

Certain requests must include a medallion guarantee. This is designed to protect you and each Fund from fraud. Your request must be made in writing and include a medallion guarantee if any of the following situations apply:

•	You wish to redeem more than $25,000 worth of shares.

•	Your account registration information has changed within the past 30 days.

•	The redemption check is being mailed to a different address from the one on your account (address of record).

•	The check is being made payable to someone other than the account owner.

Please note that there may be other special cases in which a Medallion Guarantee may be required. Each signature must be guaranteed by an eligible signature guarantor, which must participate in the Securities Transfer Agents Medallion Program (STAMP), the leading signature guarantee program recognized by all major financial service associations throughout the United States and Canada. You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a medallion guarantee.

Selling Shares by Letter

Write and sign a “letter of instruction” with:

Your Name

Your Fund’s account number

The dollar amount or number of shares to be redeemed

Please note the following special requirements for redeeming shares for different types of accounts:

•	Individual, Joint Tenant, Sole Proprietorship, UGMA or UTMA Accounts: The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

•	Retirement Account: The account owner should complete a Retirement Distribution Form. Call 1-800-960-0188 to request one.

•	Trust Account: The trustee must sign the letter indicating capacity as trustee. If a trustee’s name is not in the account registration, provide a copy of the trust document certified within the past 60 days.

•	Business or Organization: At least one person authorized by corporate resolutions to act on the account must sign the letter. Include a corporate resolution (certified within the past 6 months) with corporate seal or medallion guarantee.

•	Executor, Administrator, Conservator or Guardian: Call 1-800-960-0188 for instructions.

Unless otherwise instructed, the Funds will send a check to the address of record.

Mail your letter to:

For Regular Delivery:

Litman Gregory Funds Trust

c/o	DST Asset Manager Solutions, Inc.

P.O. Box 219922

Kansas City, MO 64121-9922

For Overnight Delivery:

Litman Gregory Funds Trust

c/o	DST Asset Manager Solutions, Inc.

330 West Ninth Street

Kansas City, MO 64105

Selling Shares by Telephone

You must select this option on your account application if you wish to use telephone redemption; it is not automatically available. If you selected the telephone redemption option on your account application, you can sell shares simply by calling 1-800-960-0188. If you wish to add this feature to your account, you must do so in writing at least 30 days in advance of any telephonic redemption. The amount you wish to redeem (up to $25,000) will be sent by check to the address of record. This option is not available for retirement accounts.

Selling Shares by Wire

You must sign up for the wire feature before using it. To verify that it is in place, please call 1-800-960-0188. Wire redemptions may be processed for amounts between $5,000 and $25,000. Your wire redemption request must be received by the Funds before 4:00 p.m., Eastern Time for money to be wired the next business day. This option is not available for retirement accounts.

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Shareholder and Account Policies

Statements, Reports, and Inquiries

Statements and reports that each Fund sends you include the following:

•	Confirmation statements (after every transaction that affects your account balance or your account registration)

•	Financial reports (every six months)

•	Account statements (every six months)

DST Asset Manager Solutions, Inc., the Funds’ transfer agent, is located at 330 West Ninth Street, Kansas City, Missouri, 64105. You may call the Transfer Agent at 1-800-960-0188 if you have questions about your account.

ALPS Distributors, Inc., the Funds’ principal underwriter, is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Exchange Privilege

Exchanges of shares between classes are permitted only as follows: (i) a class of shares of a Fund may be exchanged for the same class of shares of another Fund; and (ii) the Investor Class shares of a Fund may be exchanged for the Institutional Class shares of the same Fund, if the investor is eligible to invest in the Institutional Class shares of that Fund. Shareholders may exchange shares by mailing or delivering written instructions to the Transfer Agent. Such exchange will be treated as a sale of shares and may result in taxable gains. Please specify the names and class of the applicable Fund(s), the number of shares or dollar amount to be exchanged, and your name and account number. You may not utilize an exchange to establish an account into a closed fund.

Exchanging Shares by Telephone

You must select this option on your account application if you wish to use telephone exchange; it is not automatically available. If you selected the telephone exchange option on your account application, you may also exchange shares (maximum $25,000 worth) by calling the Transfer Agent at 1-800-960-0188 between 9:00 a.m. and 4:00 p.m. Eastern Time on a day that the NYSE is open for normal trading. A Fund will suspend, without notice, the exchange privilege on any accounts it reasonably believes are being used by “market timers.”

Automatic Investment/Withdrawal Plans

One easy way to pursue your financial goals is to invest money regularly. The Funds offer a convenient service that lets you transfer money into your Fund account automatically. Although Automatic Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals. The investment will automatically be processed through the Automated Clearing House (ACH) system. Shares will be issued at the NAV per share after the Fund accepts your order, which will typically be the day after you provide proper instructions to the Transfer Agent (assuming you do so prior to the close of the NYSE).

A systematic withdrawal plan permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Payments may be sent electronically to your bank of record or to you in check form. Certain restrictions apply for retirement accounts. Call 1-800-960-0188 for more information.

Share Price

Each Fund is open for business each day the NYSE is open. Each Fund calculates its NAV per share as of the close of business of the NYSE, normally 4:00 p.m., Eastern Time.

Each Fund’s NAV per share is the value of a single share. The NAV per share is computed by adding the value of each Fund’s investments, cash and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The NAV per share is also the redemption price (price to sell one share).

Each Fund’s assets are valued primarily on the basis of market quotations. Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined under the guidelines established by, and under the general supervision and responsibility of, the Board. Fair value pricing is intended to be used as necessary in order to accurately value the Funds’ portfolio securities and their respective NAVs. The SAI further describes the Funds’ valuation procedures. Since securities that are primarily listed on foreign exchanges may trade on weekends or other days when a Fund does not price its shares, the value of a Fund’s securities (and thereby its NAV) may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

General Purchase Information

•	All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

•	The Funds do not accept cash, money orders, cashiers checks, starter checks, official bank checks, credit cards or third-party checks. If you send any of these instruments, your purchase order will be rejected, and your investment in the Funds will be delayed.

•	If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees the Funds or the Transfer Agent incur.

•	Your ability to make automatic investments may be immediately terminated if any item is unpaid by your financial institution.

•	Each Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in Litman Gregory’s opinion, it is so large that it would disrupt management of the Funds. Orders will also be rejected from persons believed by the Fund to be “market timers.”

12b-1 Plan

The Trust has adopted the “Distribution Plan” under the Investment Company Act of 1940, as amended, on behalf of the Alternative Strategies Fund and the High Income Alternatives Fund. Under the Distribution Plan, the Alternative Strategies

Shareholder Services	85

Shareholder Services — (Continued)

Fund and High Income Alternatives Fund are authorized to pay the Funds’ distributor a fee for the sale and distribution of the Investor Class shares of the Alternative Strategies Fund and High Income Alternatives Fund and for related services the Funds’ distributor provides to shareholders of the Investor Class shares. The maximum amount of the fee authorized under the Distribution Plan is 0.25% of average daily net assets attributable to Investor Class shares for the Alternative Strategies Fund and High Income Alternatives Fund. Because this fee is paid out of the assets of the Investor Class of the Alternative Strategies Fund and High Income Alternatives Fund on an on-going basis, over time these fees will increase the cost of your investment in the Alternative Strategies Fund and High Income Alternatives Fund shares and may cost you more than paying other types of sales charges. Institutional Class shares are not subject to the Distribution Plan.

Buying and Selling Shares through Financial Intermediaries

You may buy and sell shares of the Funds through certain financial intermediaries (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a financial intermediary or its authorized agent, your order is treated as if you had placed it directly with the Transfer Agent, and you will pay or receive the next price calculated by the Funds. The financial intermediary (or agent) may hold your shares in an omnibus account in the financial intermediary’s (or agent’s) name, and the financial intermediary (or agent) maintains your individual ownership records. The Funds may pay the financial intermediary (or agent) a fee for performing this account maintenance service. The financial intermediary (or agent) may charge you a fee for handling your order, which may be in addition to the fees described in this Prospectus. The financial intermediary (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus.

Redemptions

•	After the Trust has received your redemption request and all proper documents, payment for shares tendered will generally be made within (i) one to three business days for redemptions made by wire, and (ii) three to five business days for ACH redemptions. Normally, redemption payments by check will be mailed to you on the next business day, but your actual receipt of the check will be subject to postal delivery schedules and timing. If making immediate payment could adversely affect the Funds, it may take up to seven days to pay you. The Funds may also delay payment if there have been changes in your mailing address or account registration within 30 days of the date of the redemption.

•	A Fund typically expects to meet redemptions with positive cash flows. When that cash is not available, the Fund will seek to maintain its portfolio weightings by selling a cross-section of the Fund’s holdings to meet redemptions.
•	During conditions that make the payment of cash unwise and/or in order to protect the interests of a Fund’s remaining shareholders, you could receive your redemption proceeds in the form of readily marketable securities. Receiving securities instead of cash is called “redemption in kind.” The Funds may redeem shares in kind during both normal and stressed market conditions, including when the amount you are redeeming from a Fund exceeds 1% of the Fund’s net assets or $250,000 during any 90-day period. Generally, in-kind redemptions will be effected through a pro rata distribution of the Fund’s portfolio securities. You may incur brokerage and other costs in converting to cash any securities distributed. It may take up to several weeks for the initial portion of the in-kind securities to be delivered to you, and substantially longer periods for the remainder of the in-kind securities to be delivered to you, in payment of your redemption in kind.

•	Under certain circumstances, including stressed market conditions, a Fund may also borrow money (subject to certain regulatory conditions) through a bank line of credit, including from a joint credit facility, in order to meet redemption requests.

•	Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

Policy Regarding Excessive Trading and Market Timing

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. These policies are summarized below.

Purchases and exchanges of shares of the Funds should be made for long-term investment purposes only. The Funds, as a matter of policy, actively discourage market timing and excessive short term trading and may block accounts or take other action to prevent this type of activity.

Investors seeking to engage in excessive trading or market timing practices may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent such trading, there is no guarantee that the Funds or their agents will be able to identify such investors or curtail their practices. The ability of the Funds and their agents to detect and curtail excessive trading or short term trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements. Omnibus accounts are common forms of holding Fund shares. Entities utilizing omnibus account arrangements may not identify customers’ trading activity in shares of a Fund on an individual basis (although in order for financial intermediaries to purchase Fund shares in nominee name on behalf of other persons, the Funds are required to enter into shareholder information agreements with the financial intermediaries, which may result in the disclosure of certain identifying information about shareholders to the Funds).

86	Litman Gregory Funds Trust

Consequently, the Funds may not be able to detect frequent or excessive trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may be multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the Funds of detecting excessive or short duration trading activity in Fund shares. In seeking to prevent disruptive trading practices in the Funds, the Funds and their agents consider the information actually available to them at the time.

Each Fund reserves the right in its discretion to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares Litman Gregory believes could be harmful to a Fund). The Funds may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Frequent purchases and redemptions of a Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolios and increased brokerage and administrative costs. A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. The Funds may, and the International Fund will, invest in non-U.S. securities; accordingly, there is an additional risk of undetected frequent trading in Fund shares by investors who attempt to engage in time zone arbitrage. There can be no assurance that the Funds or Litman Gregory will identify all frequent purchase and sale activity affecting a Fund.

Each Fund May Close Small Accounts. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or custodial account) may be redeemed by a Fund if, due to redemptions you have made, the total value of your account is reduced to less than $2,500 (unless you invest in Investor Class shares only, in which case less than $250). If a Fund decides to make such an involuntary redemption, you will first be notified that the value of your account is less than $2,500 (or $250, as applicable), and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $2,500 (or $250, as applicable) before a Fund takes any action. Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, a redemption of shares is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxes on Transactions” below).

Unclaimed Property. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

Dividends, Capital Gains and Taxes

Dividends of net investment income, if any, for the Alternative Strategies Fund are generally declared and paid quarterly. Dividends of net investment income, if any, for the High Income Alternatives Fund are generally declared and paid monthly. Dividends of net investment income, if any, for the Equity Fund, the International Fund, and the Smaller Companies Fund are generally declared and paid annually. Distributions of capital gains, if any, for the High Income Alternatives Fund are generally declared and paid to shareholders quarterly. Distributions of capital gains, if any, for the Equity Fund, the International Fund, the Smaller Companies Fund and the Alternative Strategies Fund are generally declared and paid to shareholders annually.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-960-0188 for instructions. The Funds offer three options:

•	Reinvestment Option. Your dividend and capital gains distributions will be reinvested automatically in additional shares of the Funds. If you do not indicate a choice on your application, you will be assigned this option.

•	Income-Earned Option. Your capital gains distributions will be reinvested automatically, but you will be sent a check for each dividend distribution.

•	Cash Option. You will be sent a check for your dividend and capital gains distributions ($10 minimum check amount). The Funds will automatically reinvest all distributions under $10 in additional shares of the Funds, even if you have elected the cash option. If the U.S. Postal Service cannot deliver your check or if your check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

For retirement accounts, all distributions are automatically reinvested. When you are over 59 1⁄2 years old, you can receive distributions in cash.

When a Fund deducts a distribution from its NAV, the reinvestment price is the Fund’s NAV per share at the close of business that day. Cash distribution checks will be mailed within seven days.

Understanding Distributions

As a Fund shareholder, you are entitled to your share of the Fund’s net income and gains on its investments. The Funds pass their earnings along to investors as distributions. Each Fund earns dividends from stocks and interest from short-term investments. These are passed along as dividend distributions. Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gains distributions.

Shareholder Services	87

Shareholder Services — (Continued)

Taxes

As with any investment, you should consider how your investment in each Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Taxes on Distributions. Distributions are subject to federal income tax and may also be subject to state and local taxes. If you live outside of the United States, your distributions could also be taxed by the country in which you reside, as well as potentially subject to U.S. withholding taxes. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. Distributions declared in December and paid in January, however, are taxable as if they were paid on December 31.

For federal income tax purposes, each Fund’s income and short-term capital gains distributions are taxed as regular or “qualified” dividends; long-term capital gains distributions are taxed as long-term capital gains. Every January, each Fund will send you and the IRS a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions, including transfers between Litman Gregory Masters Funds, are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. Whenever you sell shares of a Fund, the Fund will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. It is up to you or your tax preparer, however, to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

“Buying a Dividend.” If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal income taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

When you sign your account application, you will be asked to certify that your Social Security or Taxpayer Identification number is correct and that you are not subject to 24% withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a Fund to withhold 24% of your taxable distributions and redemptions.

88	Litman Gregory Funds Trust

Index Descriptions

The 3-Month LIBOR represents the average interest rate at which a selection of banks in London are prepared to lend to one another in American dollars with a maturity of 3 months.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

The Morningstar Foreign Large Blend Category measures the performance of foreign large-blend funds which invest in a variety of big international stocks. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. They tend to invest the rest in emerging markets such as Hong Kong, Brazil, Mexico and Thailand. These funds typically will have less than 20% of assets invested in U.S. stocks.

The Morningstar Large Blend Category measures the performance of large-blend funds which have portfolios that are fairly representative of the overall stock market in size, growth rates, and price. They tend to invest across the spectrum of U.S. industries and owing to their broad exposure, the funds returns are often similar to those of the S&P 500 Index.

The Morningstar Small Blend Category measures the performance of small-blend funds which favor firms at the smaller end of the market-capitalization range, and are flexible in the types of small caps they buy. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages.

The Morningstar Multialternative Category measures the performance of funds that use a combination of alternative strategies such as taking long and short positions in equity and debt, trading futures, or using convertible arbitrage, among others. Funds in this category have a majority of their assets exposed to alternative strategies and include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.

The MSCI ACWI ex-U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

The MSCI EAFE Index comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East and is used to measure international equity performance.

The Russell 2000® Index measures the performance of the 2,000 smallest U.S. companies of the Russell 3000® Index.

The Russell 3000® Index is a broad-based index that measures the performance of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and non-agency).

The HFRX Fixed Income – Credit Index is an unmanaged index that includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. The investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund’s manager must have at least $50 million in assets under management. Constituents are weighted by a representative optimization methodology. The index is rebalanced quarterly.

The ICE BofAML U.S. High Yield TR USD Index is an unmanaged index that measures the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. It is capitalization weighted.

Direct investment in an index is not possible.

Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates, or any third party involved in or related to compiling, computing, or creating the data have any liability for any direct, indirect, special, punitive, consequential, or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

Index Descriptions	89

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This financial information has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report to Shareholders, which is available upon request.

For a capital share outstanding throughout each year

	LITMAN GREGORY MASTERS EQUITY FUND
	Institutional Class
	Year Ended December 31,
	2019		2018	2017	2016	2015
Net asset value, beginning of year	$15.02		$19.10	$17.02	$16.08	$18.01

Income from investment operations:
Net investment income (loss)	0.08	[1],2	(0.01)[1]	(0.01)[1]	0.13 [1]	0.07 [1]
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	4.03		(1.90)	3.61	1.81	(0.41)

Total income (loss) from investment operations	4.11		(1.91)	3.60	1.94	(0.34)

Less distributions:
From net investment income	(0.08)		—	—	(0.14)	(0.06)
From net realized gains	(1.51)		(2.17)	(1.52)	(0.86)	(1.53)

Total distributions	(1.59)		(2.17)	(1.52)	(1.00)	(1.59)

Net asset value, end of year	$17.54		$15.02	$19.10	$17.02	$16.08

Total return	27.55%		(9.91)%	21.15%	11.98%	(1.87)%

Ratios/supplemental data:
Net assets, end of year (millions)	$286.3		$259.8	$339.5	$313.5	$321.2

Ratios of total expenses to average net assets:
Before fees waived	1.35%[4]		1.29%[3]	1.27%[3]	1.27%[3]	1.28%[3]

After fees waived	1.24%[4,5]		1.17%[3,5]	1.15%[3,5]	1.17%[3,5]	1.18%[3,5]

Ratio of net investment income (loss) to average net assets	0.44	%2,[4]	(0.08)%[3]	(0.07)%[3]	0.78%[3]	0.37%[3]

Portfolio turnover rate	25.02%[6]		41.68%[6]	33.49%[6]	26.98%[6]	33.94%[6]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.06 per share and 0.33% of average daily net assets.
[3]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[4]	Includes Interest & Dividend expense of 0.03% of average net assets.
[5]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[6]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

90	Litman Gregory Funds Trust

For a capital share outstanding throughout each year

	LITMAN GREGORY MASTERS INTERNATIONAL FUND
	Institutional Class
	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value, beginning of year	$13.94		$17.73		$14.77		$16.13		$17.36

Income from investment operations:
Net investment income	0.27	1,[4]	0.30	1,[3]	0.20	[1],2	0.23	[1]	0.22 [1]
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments and foreign currency	3.97		(3.99)		3.28		(0.98)		(1.18)

Total income (loss) from investment operations	4.24		(3.69)		3.48		(0.75)		(0.96)

Less distributions:
From net investment income	(0.53)		(0.10)		(0.52)		(0.61)		(0.27)
From net realized gains	—		—		—		—		—

Total distributions	(0.53)		(0.10)		(0.52)		(0.61)		(0.27)

Redemption fee proceeds	—		—		—		—		— ^

Net asset value, end of year	$17.65		$13.94		$17.73		$14.77		$16.13

Total return	30.45%		(20.80)%		23.61%		(4.61)%		(5.52)%

Ratios/supplemental data:
Net assets, end of year (millions)	$401.5		$368.6		$681.1		$621.3		$1,021.1

Ratios of total expenses to average net assets:
Before fees waived	1.36%[6]		1.33%[6]		1.26%[5]		1.28%[6]		1.24%[5]

After fees waived	1.12	%[6],7	1.09	%[6],7	0.98	%5,[7]	1.00	%[6],7	0.99%[5,7]

Ratio of net investment income to average net assets	1.65%[4,6]		1.74%[3,6]		1.18	%2,[5]	1.51%[6]		1.22%[5]

Portfolio turnover rate	45.48%[8]		35.15%[8]		41.90%[8]		43.84%[8]		51.68%[8]

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.06 per share and 0.35% of average daily net assets.
[3]	Include non-cash distributions amounting to $0.05 per share and 0.29% of average daily net assets.
[4]	Include non-cash distributions amounting to $0.10 per share and 0.60% of average daily net assets.
[5]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[6]	Includes Interest & Dividend expenses of 0.01% of average net assets.
[7]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[8]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights	91

Financial Highlights — (Continued)

For a capital share outstanding throughout each year

	LITMAN GREGORY MASTERS SMALLER COMPANIES FUND
	Institutional Class
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$21.21	$23.70	$20.71	$17.43	$20.09

Income from investment operations:
Net investment income (loss)	(0.01)[1]	0.02 [1]	(0.07)[1]	(0.01)[1]	(0.15)[1]
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments	5.01	(2.51)	3.06	3.29	(2.51)

Total income (loss) from investment operations	5.00	(2.49)	2.99	3.28	(2.66)

Less distributions:
From net investment income	— ^	—	—	—	—
From net realized gains	(2.52)	—	—	—	—

Total distributions	(2.52)	—	—	—	—

Net asset value, end of year	$23.69	$21.21	$23.70	$20.71	$17.43

Total return	23.72%	(10.51)%	14.44%	18.82%	(13.24)%

Ratios/supplemental data:
Net assets, end of year (millions)	$28.7	$26.6	$33.4	$37.2	$41.0

Ratios of total expenses to average net assets:
Before fees waived	1.88%[2]	1.80%[2]	1.74%[2]	1.66%[2]	1.69%[2]

After fees waived	1.46%[2,3]	1.38%[2,3]	1.32%[2,3]	1.24%[2,3]	1.59%[2,3]

Ratio of net investment income (loss) to average net assets	(0.04)%[2]	0.10%[2]	(0.30)%[2]	(0.06)%[2]	(0.75)%[2]

Portfolio turnover rate	64.88%	75.00%	107.51%	51.32%	60.73%

^	Amount represents less than $0.01 per share.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expenses of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.

92	Litman Gregory Funds Trust

For a capital share outstanding throughout each year

	LITMAN GREGORY MASTERS ALTERNATIVE STRATEGIES FUND
	Institutional Class
	Year Ended December 31,
	2019		2018	2017	2016	2015
Net asset value, beginning of year	$11.08		$11.69	$11.45	$10.99	$11.44

Income from investment operations:
Net investment income	0.31	[1],2	0.26 [1]	0.26 [1]	0.31 [1]	0.30 [1]
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.64		(0.51)	0.25	0.44	(0.40)

Total income (loss) from investment operations	0.95		(0.25)	0.51	0.75	(0.10)

Less distributions:
From net investment income	(0.33)		(0.36)	(0.27)	(0.29)	(0.32)
From net realized gains	—		—	—	—	(0.03)

Total distributions	(0.33)		(0.36)	(0.27)	(0.29)	(0.35)

Net asset value, end of year	$11.70		$11.08	$11.69	$11.45	$10.99

Total return	8.52%		(2.08)%	4.51%	6.87%	(0.77)%

Ratios/supplemental data:
Net assets, end of year (millions)	$1,724.2		$1,663.7	$1,828.1	$1,368.9	$1,176.9

Ratios of total expenses to average net assets:
Before fees waived	1.63%[7]		1.63%[6]	1.75%[5]	1.83%[4]	1.94%[3]

After fees waived	1.51	%[7],8	1.53%[6,8]	1.66%[5,8]	1.75%[4,8]	1.85%[3,8]

Ratio of net investment income to average net assets	2.70%[2,7]		2.26%[6]	2.25%[5]	2.78%[4]	2.62%[3]

Portfolio turnover rate	190.21%[9]		197.04%[9]	169.34%[9]	142.24%[9]	145.97%[9]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.36% of average net assets.
[4]	Includes Interest & Dividend expense of 0.28% of average net assets.
[5]	Includes Interest & Dividend expense of 0.20% of average net assets.
[6]	Includes Interest & Dividend expense of 0.07% of average net assets.
[7]	Includes Interest & Dividend expense of 0.05% of average net assets.
[8]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[9]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights	93

Financial Highlights — (Continued)

For a capital share outstanding throughout each year

	LITMAN GREGORY MASTERS ALTERNATIVE STRATEGIES FUND
	Investor Class
	Year Ended December 31,
	2019		2018	2017	2016	2015
Net asset value, beginning of year	$11.10		$11.70	$11.46	$11.00	$11.45

Income from investment operations:
Net investment income	0.28	[1],2	0.23 [1]	0.23 [1]	0.28 [1]	0.28 [1]
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, short sales, options, futures and swap contracts	0.63		(0.50)	0.25	0.44	(0.40)

Total income (loss) from investment operations	0.91		(0.27)	0.48	0.72	(0.12)

Less distributions:
From net investment income	(0.30)		(0.33)	(0.24)	(0.26)	(0.30)
From net realized gains	—		—	—	—	(0.03)

Total distributions	(0.30)		(0.33)	(0.24)	(0.26)	(0.33)

Net asset value, end of year	$11.71		$11.10	$11.70	$11.46	$11.00

Total return	8.22%		(2.32)%	4.14%	6.67%	(0.95)%

Ratios/supplemental data:
Net assets, end of year (millions)	$144.1		$175.3	$206.0	$179.8	$190.6

Ratios of total expenses to average net assets:
Before fees waived	1.88%[7]		1.88%[6]	2.00%[5]	2.08%[4]	2.18%[3]

After fees waived	1.76	%[7],8	1.78%[6,8]	1.90%[5,8]	2.00%[4,8]	2.03%[3,8]

Ratio of net investment income to average net assets	2.44%[2,7]		2.01%[6]	2.01%[5]	2.54%[4]	2.44%[3]

Portfolio turnover rate	190.21%[9]		197.04%[9]	169.34%[9]	142.24%[9]	145.97%[9]

[1]	Calculated based on the average shares outstanding methodology.
[2]	Include non-cash distributions amounting to $0.02 per share and 0.20% of average daily net assets.
[3]	Includes Interest & Dividend expense of 0.36% of average net assets.
[4]	Includes Interest & Dividend expense of 0.28% of average net assets.
[5]	Includes Interest & Dividend expense of 0.20% of average net assets.
[6]	Includes Interest & Dividend expense of 0.07% of average net assets.
[7]	Includes Interest & Dividend expense of 0.05% of average net assets.
[8]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[9]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

94	Litman Gregory Funds Trust

For a capital share outstanding throughout each year

	LITMAN GREGORY MASTERS HIGH INCOME ALTERNATIVES FUND
	Institutional Class
	Year Ended December 31, 2019	Period Ended December 31, 2018**
Net asset value, beginning of year	$9.63	$10.00

Income from investment operations:
Net investment income	0.36 [1]	0.07	[1]
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, futures, options and swap contracts	0.44	(0.38)

Total income (loss) from investment operations	0.80	(0.31)

Less distributions:
From net investment income	(0.33)	(0.06)
From net realized gains	(0.04)	—

Total distributions	(0.37)	(0.06)

Net asset value, end of year	$10.06	$9.63

Total return	8.37%	(3.08	)%+

Ratios/supplemental data:
Net assets, end of year (millions)	$93.8	$77.2

Ratios of total expenses to average net assets:
Before fees waived	1.39%[2]	1.34	%*

After fees waived	0.98%[2,3]	0.98	%*[3]

Ratio of net investment income to average net assets	3.56%[2]	2.89	%*

Portfolio turnover rate	90.51%[4]	125.92	%+[4]

+	Not annualized.
*	Annualized.
**	Commenced operations on September 28, 2018.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

Financial Highlights	95

Financial Highlights — (Continued)

For a capital share outstanding throughout each year

	LITMAN GREGORY MASTERS HIGH INCOME ALTERNATIVES FUND
	Investor Class
	Year Ended December 31, 2019		Period Ended December 31, 2018**
Net asset value, beginning of year	$9.63		$10.00

Income from investment operations:
Net investment income	0.34	[1]	0.08	[1]
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments, foreign currency, futures, options and swap contracts	0.44		(0.39)

Total income (loss) from investment operations	0.78		(0.31)

Less distributions:
From net investment income	(0.30)		(0.06)
From net realized gains	(0.04)		—

Total distributions	(0.34)		(0.06)

Net asset value, end of year	$10.07		$9.63

Total return	8.18%		(3.09	)%+

Ratios/supplemental data:
Net assets, end of year (millions)	$1.4		$0.5

Ratios of total expenses to average net assets:
Before fees waived	1.67%[2]		1.62	%*

After fees waived	1.23	%[2],3	1.23	%*[3]

Ratio of net investment income to average net assets	3.36%[2]		3.25	%*

Portfolio turnover rate	90.51%[4]		125.92	%+[4]

+	Not annualized.
*	Annualized.
**	Commenced operations on September 28, 2018.
[1]	Calculated based on the average shares outstanding methodology.
[2]	Includes Interest & Dividend expense of 0.00% of average net assets.
[3]	Includes the impact of the voluntary waiver of less than 0.01% of average net assets.
[4]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

96	Litman Gregory Funds Trust

For More Information

Statement of Additional Information:

The SAI contains additional information about the Funds.

Annual and Semi-Annual Reports:

Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders. In the Funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

The SAI and the Funds’ Annual and Semi-Annual Reports to Shareholders are available, without charge, upon request. To request an SAI or the Funds’ Annual or Semi-Annual Reports to Shareholders, or to make shareholder inquiries or to obtain other information about the Funds, please call 1-800-960-0188. You may also obtain a copy of the SAI or Annual or Semi-Annual Reports, free of charge, by accessing the Funds’ website (http://www.mastersfunds.com), or by writing to the Funds.

SEC Contact Information:

If you have access to the Internet, you can view the SAI, the Funds’ Annual or Semi-Annual Reports to Shareholders and other information about the Funds on the EDGAR Database at the Securities and Exchange Commission’s (“SEC”) internet site at www.sec.gov. You may request copies of information available on the EDGAR Database by an electronic request at the following E-mail address: publicinfo@sec.gov. The SEC charges a duplicating fee for this service.

Fund Information:

Fund	Abbreviation	Symbol	CUSIP	Fund Number
Equity Fund	Equity
Institutional Class		MSEFX	53700T108	305
International Fund	Intl
Institutional Class		MSILX	53700T207	306
Smaller Companies Fund	Smaller
Institutional Class		MSSFX	53700T306	308
Alternative Strategies Fund	Alternative
Institutional Class		MASFX	53700T801	421
Investor Class		MASNX	53700T884	447
High Income Alternatives Fund	High Income
Institutional Class		MAHIX	53700T876	1478
Investor Class		MAHNX	53700T868	1479

Website:

www.mastersfunds.com

Litman Gregory Funds Trust P.O. Box 219922 Kansas City, MO 64121-9922 1-800-960-0188	ALPS Distributors, Inc. Denver, Colorado 80203 ©2020 Litman Gregory Fund Advisors, LLC. All rights reserved.

Investment Company Act File No: 811-07763

LITMAN GREGORY FUNDS TRUST

Litman Gregory Masters Equity Fund – Institutional Class – MSEFX

Litman Gregory Masters International Fund – Institutional Class – MSILX

Litman Gregory Masters Smaller Companies Fund – Institutional Class – MSSFX

Litman Gregory Masters Alternative Strategies Fund – Institutional Class – MASFX

Investor Class – MASNX

Litman Gregory Masters High Income Alternatives Fund – Institutional Class – MAHIX

Investor Class – MAHNX

STATEMENT OF ADDITIONAL INFORMATION

Dated April 29, 2020

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the prospectus dated April 29, 2020, as it may be amended from time to time, of Litman Gregory Masters Equity Fund (the “Equity Fund”), Litman Gregory Masters International Fund (the “International Fund”), Litman Gregory Masters Smaller Companies Fund (the “Smaller Companies Fund”), Litman Gregory Masters Alternative Strategies Fund (the “Alternative Strategies Fund”), and Litman Gregory Masters High Income Alternatives Fund (the “High Income Alternatives Fund,” and collectively with the Equity Fund, the International Fund, the Smaller Companies Fund, and the Alternative Strategies Fund, the “Funds”), each a series of the Litman Gregory Funds Trust (the “Trust”), formerly known as the Masters’ Select Funds Trust until August 2011 and the Masters’ Select Investment Trust until December 1997. Litman Gregory Fund Advisors, LLC (the “Advisor” or “Litman Gregory”) is the investment advisor of the Funds. The Advisor has retained certain investment managers as sub-advisors (each, a “Sub-Advisor,” and collectively, the “Sub-Advisors”), each responsible for portfolio management of a segment of a Fund’s total assets. A copy of the Funds’ prospectus and most recent annual report may be obtained from the Trust without charge at 1676 N. California Blvd., Suite 500, Walnut Creek, California 94596, telephone 1-800-960-0188.

The Funds’ audited financial statements for the fiscal year ended December 31, 2019 are incorporated by reference to the Funds’ Annual Report for the fiscal year ended December 31, 2019.

FUND HISTORY

The Trust was organized as a Delaware statutory trust on August 1, 1996 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of five separate series: the Equity Fund, the International Fund, the Smaller Companies Fund, the Alternative Strategies Fund, and the High Income Alternatives Fund.

The Equity Fund commenced operations on December 31, 1996. On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class.

The International Fund commenced operations on December 1, 1997. On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class.

The Smaller Companies Fund commenced operations on June 30, 2003. On April 30, 2009, the existing unnamed class of shares was redesignated as the Institutional Class.

The Alternative Strategies Fund commenced operations on September 30, 2011. Both the Institutional Class and the Investor Class commenced operations on that date.

The High Income Alternatives Fund commenced operations on September 28, 2018. Both the Institutional Class and the Investor Class commenced operations on that date.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The investment objective of each Fund is fundamental and therefore may be changed only with the favorable vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund. Each Fund’s investment objective is set forth in the Funds’ prospectus. There is no assurance that each Fund will achieve its investment objective. The discussion below supplements information contained in the prospectus as to the investment policies of each Fund.

Investment policies or descriptions that are described as percentages of “the Fund’s net assets” are measured as percentages of the Fund’s net assets plus borrowings for investment purposes. The investment policies of the Equity Fund, International Fund, and Smaller Companies Fund with respect to “80% of the Fund’s net assets” may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval, but shareholders would be given at least 60 days’ notice if any change occurs.

Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions across the world, the risks discussed below are heightened significantly compared to normal conditions and therefore subject a Fund’s investments and a shareholder’s investment in a Fund to sudden and substantial losses.

Cash Position

When a Fund’s Sub-Advisor believes that market conditions are unfavorable for profitable investing, or when the Sub-Advisor is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual—they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, the Advisor or a Fund’s Sub-Advisor may also temporarily increase a Fund’s cash position to protect its assets or maintain liquidity. Partly because the Sub-Advisors act independently of each other, the cash positions of the Funds may vary significantly.

When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Equity Securities

The Funds may invest in equity securities consistent with its investment objective and strategies. Common stocks, preferred stocks and convertible securities are examples of equity securities.

All investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Historically, the equity markets have moved in cycles and the value of the securities in a Fund’s portfolio may fluctuate substantially from day to day. Owning an equity security can also subject a Fund to the risk that the issuer may discontinue paying dividends.

To the extent a Fund invests in the equity securities of small- or medium-size companies, it will be exposed to the risks of small- and medium-size companies. Such companies often have limited product lines or services, have narrower markets for their goods and/or services, and more limited managerial and financial resources than larger, more established companies. In addition, because these companies are not well-known to the investing public, they may not have significant institutional ownership and may be followed by relatively few security analysts, and there will normally be less publicly available information when compared to larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the price and liquidity of securities held by the Fund. As a result, as compared to larger-sized companies, the performance of smaller-sized companies can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Common Stock. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, the cash a company generates, and the value of a company’s assets. However, over short periods of time, the price of any company, whether successful or not, may increase or decrease in price by a meaningful percentage. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of that company’s common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Preferred Stock. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities and Warrants

Each Fund may invest in convertible securities and warrants. A convertible security is a fixed-income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation upon a market price advance in the convertible security’s underlying common stock.

A warrant gives the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Other Corporate Debt Securities

Each Fund may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which each Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Risks of Investing in Debt Securities

There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of each Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which each Fund invests to meet their obligations for the payment of interest and principal when due.

Risks of Investing in Lower-Rated Debt Securities

Each Fund may invest a portion of its net assets in debt securities rated below “Ba1” by Moody’s, below “BB+” by Standard & Poor’s (“S&P”) or below investment grade by other recognized rating agencies, or in unrated securities of comparable quality under certain circumstances. Securities with ratings below “Baa” by Moody’s and/or “BBB” by S&P are commonly referred to as “junk bonds.” Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including the following:

Sensitivity to Interest Rate and Economic Changes. The economy and interest rates affect high yield securities differently from other securities. For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, each Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset values.

Payment Expectations. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing a Fund’s rate of return.

Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact a Sub-Advisor’s ability to accurately value high yield bonds and a Fund’s assets and hinder a Fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Sub-Advisor must monitor the issuers of high yield bonds in a Fund’s portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so a Fund can meet redemption requests. A Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Exchange-Traded Notes

The Funds may invest in exchange-traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange (“NYSE”)) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. The tax treatment of ETNs is unclear. No statutory, juridical or administrative authority directly discusses how ETNs should be treated in this context for U.S. federal income tax purposes. No assurance can be given that the Internal Revenue Service (the “IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Participation Notes (International Fund, Alternative Strategies Fund and High Income Alternatives Fund)

The International Fund, the Alternative Strategies Fund and the High Income Alternatives Fund may invest in participation notes (“P-Notes”). Some countries, especially emerging markets countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. The International Fund, the Alternative Strategies Fund and the High Income Alternatives Fund may use P-Notes to establish a position in such markets as a substitute for direct investment. The International Fund, the Alternative Strategies Fund and the High Income Alternatives Fund may also invest in P-Notes, as an alternative to investing directly in the underlying security, if Litman Gregory determines that P-Notes offer greater liquidity than the underlying security. P-Notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, currency, or market. When the P-Note matures, the issuer of the P-Note will pay to, or receive from, the International Fund, the Alternative Strategies Fund or the High Income Alternatives Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying security, currency, or market that they seek to replicate, including, as applicable, foreign, emerging, and frontier risks.

In addition, P-Notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the issuer of the P-Note will not fulfill its contractual obligation to complete the transaction with the International Fund, the Alternative Strategies Fund or the High Income Alternatives Fund. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the International Fund, the Alternative Strategies Fund and the High Income Alternatives Fund would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a P-Note against the issuer of the underlying assets. In addition, P-Notes may trade at a discount to the value of the underlying securities or markets that they seek to replicate.

Short-Term Investments

Each Fund may invest in any of the following short-term securities and instruments:

Bank Certificates or Deposits, Bankers’ Acceptances and Time Deposits. Each Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” below. Such risks include those related to future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and the possible adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes in which a Fund may invest will consist of issues rated at the time of purchase “AA-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by a Sub-Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations that have remaining maturities of one year or less from the date of purchase and that are rated “AA” or higher by S&P or “Aa” or higher by Moody’s.

Loan Participations and Assignments (Bank Debt) (Alternative Strategies Fund and High Income Alternatives Fund)

The Alternative Strategies Fund and the High Income Alternatives Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (“Lenders”), including banks. Each Fund’s investment may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

Each Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling a Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, each Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and each Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, each Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In addition, in connection with purchasing Participations, each Fund generally will have no role in terms of negotiating or effecting amendments, waivers and consents with respect to the loans underlying the Participations. In the event of the insolvency of the Lender, each Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

In certain cases, the rights and obligations acquired by each Fund through the purchase of an Assignment may differ from, and be more limited than, those held by the assigning selling institution. Assignments are sold strictly without recourse to the selling institutions, and the selling institutions will generally make no representations or warranties to each Fund about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans.

Investments in Participations and Assignments involve additional risks, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that each Fund may obtain less than the full value for the loan interests sold because they may be illiquid. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, each Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, each Fund has direct recourse against the borrower, each Fund may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of each Fund were determined to be subject to the claims of the agent’s general creditors, each Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Interests in loans are also subject to additional liquidity risks. Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system, but are traded by banks and other institutional investors engaged in loan syndication. As a result, no active market may exist for some loans, and to the extent a secondary market exists for other loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Consequently, each Fund may have difficulty disposing of Assignments or Participations in response to a specific economic event such as deterioration in the creditworthiness of the borrower, which can result in a loss. In such market situations, it may be more difficult for each Fund to assign a value to Assignments or Participations when valuing each Fund’s securities and calculating its net asset value (“NAV”).

Each Fund limits the amount of its assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Restrictions” below). For purposes of these limits, each Fund will generally treat the corporate borrower as the “issuer” of indebtedness held by each Fund. In the case of Participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the Participation does not shift to each Fund the direct debtor-creditor relationship with the corporate borrower, U.S. Securities and Exchange Commission (the “SEC”) interpretations require each Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the corporate borrower as “issuers” for the purpose of determining whether each Fund has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict each Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Money Market Funds

Each Fund may under certain circumstances invest a portion of its assets in money market funds. The 1940 Act generally prohibits a Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC. For example, Section 12(d)(1)(F) of the 1940 Act provides that the limitations set forth above do not apply to securities purchased or otherwise acquired by the Fund if immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such investment company is owned by the Fund and all affiliated persons of the Fund. The Fund must comply with certain other administrative requirements in order to comply this exception, including, among others, that the Fund (or the Advisor or Sub-Advisor acting on behalf of the Fund) complies with certain voting restrictions when voting the shares of such investment company. The Advisor and the Sub-Advisors will not impose advisory fees on assets of a Fund invested in a money market mutual fund. However, an investment in a money market mutual fund will involve payment by a Fund of its pro rata share of advisory and administrative fees charged by such fund.

Municipal Securities (Alternative Strategies Fund and High Income Alternatives Fund)

The Alternative Strategies Fund and the High Income Alternatives Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power. Each Fund will not invest more than 25% of its total assets in a single type of revenue bond. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Shareholders of the Alternative Strategies Fund and the High Income Alternatives Fund should be aware that certain deductions and exemptions may be designated “tax preference items,” which must be added back to taxable income for purposes of calculating a shareholder’s federal alternative minimum tax (“AMT”), if applicable to such shareholder. Tax preference items may include tax-exempt interest on private activity bonds. To the extent that the Alternative Strategies Fund and the High Income Alternatives Fund invest in private activity bonds, their shareholders may be required to report that portion of each Fund’s distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any. Shareholders are encouraged to consult their tax advisors in this regard.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Government Obligations

Each Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association (“SLMA”).

Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Each Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to meet such conditions could result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debt in a timely manner.

Zero Coupon Securities

Each Fund may invest up to 35% of its net assets in zero coupon securities issued by the U.S. Treasury. Zero coupon Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and receipts, or certificates representing interests in such stripped debt obligations or coupons. Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

Variable and Floating Rate Instruments

Each Fund may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by a Sub-Advisor under guidelines established by the Board to be of comparable quality at the time of the purchase to rated instruments eligible for purchase by a Fund. In making such determinations, a Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event that the issuer of the instrument defaults on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

Asset-Backed Securities (Alternative Strategies Fund and High Income Alternatives Fund)

The Alternative Strategies Fund and the High Income Alternatives Fund may invest in asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. For example, each Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured entities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Mortgage-Related Securities

Each Fund may invest in mortgage-related securities. Mortgage-related securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Each Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

The effects of the sub-prime mortgage crisis that began to unfold in 2007 continue to manifest in nearly all sub-divisions of the financial services industry. Sub-prime mortgage-related losses and write downs among investment banks and similar institutions reached significant levels in 2008. The impact of these losses among traditional banks, investment banks, broker-dealers and insurers has forced a number of such institutions into either liquidation or combination, while also drastically increasing the volatility of their stock prices. In some cases, the U.S. government has acted to bail out select institutions, such as insurers; however the risks associated with investment in stocks of such insurers has nonetheless increased substantially.

While the U.S. Department of the Treasury, Federal Reserve Board and Congress have taken steps to address problems in the financial markets and with financial institutions, there can be no assurance that the risks associated with investments in financial services company issuers will decrease as a result of these steps.

U.S. Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-throughs.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of U.S. mortgage-related securities is GNMA, a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

Government-related guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC’s national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

Collateralized Mortgage Obligations (“CMOs”). A domestic or foreign CMO in which a Fund may invest is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

Real Estate Investment Trusts

Each Fund may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended and changes in interest rates. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for preferential tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks, including prepayment risk. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than more widely held securities. A Fund’s investment in a REIT may require a Fund to accrue and distribute income not yet received or may result in a Fund making distributions that constitute a return of capital to a Fund’s shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Investments in REITs by a Fund may subject its shareholders to multiple levels of fees and expenses as a Fund’s shareholders will directly bear the fees and expenses of a Fund and will also indirectly bear a portion of the fees and expenses of the REITs in which a Fund invests.

Foreign Investments and Currencies

Each Fund may invest in securities of foreign issuers that are not publicly traded in the United States (the International Fund will invest substantially all of its assets in securities of foreign issuers). Each Fund may also invest in depositary receipts and in foreign currency futures contracts and may purchase and sell foreign currency on a spot basis.

Depositary Receipts. Depositary Receipts (“DRs”) include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

Forward Foreign Currency Exchange Contracts (Alternative Strategies Fund and High Income Alternatives Fund). The Alternative Strategies Fund and the High Income Alternatives Fund may use forward foreign currency exchange contracts for hedging purposes as well as investment purposes. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

•

Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”).

•	Do not require an initial margin deposit.

•	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies (Alternative Strategies Fund and High Income Alternatives Fund). A “settlement hedge” or “transaction hedge” is designed to protect each Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Each Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

Each Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. Each Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which each Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that each Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

Each Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause each Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, each Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, each Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States’ economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

The European financial markets have continued to experience volatility because of concerns about economic downturns and about high and rising government debt levels of several countries in the European Union and Europe generally. These events have adversely affected the exchange rate of the Euro and the European securities markets, and may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Funds’ investments. Responses to the financial problems by European Union governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The United Kingdom (the “U.K.”) exited the European Union on January 31, 2020 (an event commonly referred to as “Brexit”), subject to a transitional period ending December 31, 2020. During the transitional period, although the U.K. will no longer be a member state of the EU, it will remain subject to EU law and regulations as if it were still a member state. The U.K. and the EU are to negotiate the terms of their future trading relationship during the transitional period. Accordingly, the terms of such trading relationship remain uncertain. The outcome of such negotiations may give rise to significant uncertainties and instability in the financial markets as the U.K. negotiates the terms of its future relationship with the EU. The Funds will face risks associated with the potential uncertainty and consequences leading up to and that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the U.K. and EU is defined and the U.K. determines which EU laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Fund has exposure and any other assets in which the Fund invests. The political, economic and legal consequences of Brexit are not yet known. In the short term, financial markets may experience heightened volatility, particularly those in the U.K. and Europe, but possibly worldwide. The U.K. and Europe may be less stable than they have been in recent years, and investments in the U.K. and the EU may be difficult to value, or subject to greater or more frequent rises and falls in value. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the U.K. seeks to negotiate the terms of its future trading relationships.

Currency Fluctuations. Each Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Such changes will also affect a Fund’s income. The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Sub-Advisors expect that many foreign securities in which a Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund’s portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes. The interest payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding or other taxes, thus reducing the net amount of income available for distribution to a Fund’s shareholders.

Costs. To the extent that each Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging markets. Some of the securities in which each Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in a less liquidity and greater price volatility; national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment. Natural disasters, public health emergencies (including pandemics and epidemics), terrorism and other global unforeseeable events may lead to instability in world economies and markets, may lead to market volatility, and may have adverse long-term effects. The Funds cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Funds’ investments.

In considering whether to invest in the securities of a foreign company, a Sub-Advisor considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the prospectus, depending on a Sub-Advisor’s assessment of prevailing market, economic and other conditions.

Master Limited Partnerships (High Income Alternatives Fund)

The High Income Alternatives Fund may invest in or be exposed to master limited partnerships (“MLPs”), which are formed as limited partnerships or limited liability companies under state law and are treated as partnerships for U.S. federal income tax purposes. The equity securities issued by many MLPs (typically general partner and limited partner interests) are publicly traded and listed and traded on a U.S. securities exchange. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements, may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price, and investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities. The amount of cash that the Fund has available to distribute to shareholders will depend on the ability of the companies in which the Fund has an interest to make distributions or pay dividends to their investors, as well as the tax character of those distributions or dividends. Recent market volatility in the energy markets, including price decreases connected to the virus that causes COVID-19, has significantly affected the performance of the energy infrastructure industry, as well as the performance of the MLPs in which the Fund invests. In addition, volatility in the energy markets may affect the ability of MLPs to finance capital expenditures and new acquisitions and to maintain or increase distributions to investors due to a lack of access to capital.

MLPs are subject to various risks related to the underlying operating companies they control. For example, MLPs are subject to risks and may be adversely affected by a variety of events, including, but not limited to: fluctuations in the prices of commodities; the highly cyclical nature of the energy sector, which may adversely affect the earnings or operating cash flows of the issuers in which the Fund will invest; extreme weather conditions that could result in substantial damage to the facilities of certain MLPs; and significant volatility in the supply of natural resources, energy assets, commodity prices and the earnings of such companies, which could adversely affect their securities. A significant decrease in the production of energy commodities would reduce the revenue, operating income and operating cash flows of MLPs and, therefore, their ability to make distributions or pay dividends and a sustained decline in demand for energy commodities, which could adversely affect the revenues and cash flows of MLPs. MLPs also may be subject to construction risk, development risk, acquisition risk or other risks arising from their specific business strategies and risks associated with changing foreign, federal, state and local regulations. There is an inherent risk that MLPs may incur environmental costs and liabilities because of the nature of their businesses and the substances they handle and the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of MLPs, and the cost of any remediation that may become necessary, which MLPs may not be able to recover from insurance. An MLP may be dependent on its parent(s) or sponsor(s) for a majority of its revenues and any failure by the parent(s) or sponsor(s) to satisfy payments or obligations would impact the company’s revenues and cash flows and ability to make distributions. The terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate.

As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In an MLP, the general partner (which may be structured as a private or publicly-traded corporation or other entity) manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. The general partner typically controls the operations and management of the entity through an up to 2% general partner interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner interests. The limited partners, through their ownership of limited partner interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions.

Moreover, because the partnership units or limited liability interests of MLPs are listed and traded on a U.S. securities exchange, MLPs need to be operate in such a manner so as to be treated as partnerships for U.S. tax purposes. To be treated as a partnership for U.S. federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from certain qualifying sources as described in Section 7704(d) of Code, including energy infrastructure assets and natural resources-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally are not subject to U.S. federal income taxes. However, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate-level tax and tax on corporate dividends). The Fund will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships, which are treated as partnerships for U.S. federal income tax purposes. Under new tax legislation, individuals with taxable income from a direct interest in an MLP will be entitled to a 20% deduction with respect to such income. Currently, there is not a statutory or regulatory mechanism for the Fund to pass through such a deduction to its shareholders.

Options on Securities and Securities Indices

Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a Sub-Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Sub-Advisor believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Stock Index Options. Each Fund may also write (sell) and purchase put and call options with respect to the S&P 500 and other stock indices. Such options may be written or purchased as a hedge against changes resulting from market conditions in the values of securities which are held in a Fund’s portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of a Fund.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index would be subject to a Sub-Advisor’s ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, a Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to a Fund. It is the policy of each Fund to purchase put or call options only with respect to an index which a Sub-Advisor believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

Risks of Investing in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Code with respect to qualification of a Fund as a regulated investment company. See “Dividends and Distributions” and “Taxation.”

In addition, when trading options on foreign exchanges, many of the protections afforded to participants in United States option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See “Dealer Options” below.

Dealer Options. Each Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, a Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom a Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, each Fund will treat dealer options as subject to a Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, each Fund will change its treatment of such instruments accordingly.

Foreign Currency Options. Each Fund may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. Each Fund will use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or “strike”) prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options.

As with other kinds of option transactions, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. Each Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

Spread Transactions. Each Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that a Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Forward Currency Contracts

Each Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Credit Default Swap Agreements (Alternative Strategies Fund and High Income Alternatives Fund)

The Alternative Strategies Fund and the High Income Alternatives Fund may enter into credit default swap agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. Each Fund may be either the buyer or the seller in the transaction. As a seller, each Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, each Fund typically must pay the contingent payment to the buyer, which is typically the “par value” (full notional value) of the reference obligation. If each Fund writes a credit default swap, it would normally be required to segregate liquid assets equal in value to the notional value of the contract. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by each Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to each Fund. If the reference obligation is a defaulted security, physical delivery of the security will cause each Fund to hold a defaulted security. If each Fund is a buyer and no credit event occurs, each Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

In a single name credit default swap the underlying asset or reference obligation is a bond of one particular issuer or reference entity. There are generally two sides to the swap trade: a buyer of protection and a seller of protection. If the reference entity of a credit default swap experiences what is known as a credit event (such as a bankruptcy, downgrade, etc.), then the buyer of protection (who pays a premium for that protection) can receive payment from the seller of protection. This is desirable because the price of those bonds will experience a decrease in value due to the negative credit event. There is also the option of physical, rather than cash, trade settlement in which the underlying bond or reference obligation actually changes hands, from buyer of protection to seller of protection.

The major tradable indexes for credit default swaps are: CDX, ABX, CMBX and LCDX. The CDX indexes are broken out between investment grade, high yield, high volatility, crossover and emerging market. For example, the CDX.NA.HY is an index based on a basket of North American (NA) single-name high yield credit default swaps. The crossover index includes names that are split rated, meaning they are rated “investment grade” by one agency, and “below investment grade” by another.

The CDX index rolls over every six months, and its 125 names enter and leave the index as appropriate. For example, if one of the names is upgraded from below investment grade to investment grade, it will move from the high yield index to the investment grade index when the rebalance occurs.

The ABX and CMBX are baskets of credit default swaps on two securitized products: asset-backed securities and commercial mortgage-backed securities. The ABX is based on asset-backed securities home equity loans and the CMBX on commercial mortgage-backed securities. There are five separate ABX indexes for ratings ranging from ‘AAA’ to ‘BBB-’. The CMBX also has the same breakdown of five indexes by ratings, but is based on a basket of 25 credit default swaps, which reference commercial mortgage-backed securities.

The LCDX is a credit derivative index with a basket made up of single-name, loan-only credit default swaps. The loans referred to are leveraged loans. The basket is made up of 100 names. Although a bank loan is considered secured debt, the names that usually trade in the leveraged loan market are lower quality credits (if they could issue in the normal investment grade markets, they would). Therefore, the LCDX index is used mostly by those looking for exposure to high-yield debt.

All of the aforementioned indexes are issued by the Credit Default Swaps Index Company and administered by Markit. For these indexes to work, they must have sufficient liquidity. Therefore, the issuer has commitments from the largest dealers (large investment banks) to provide liquidity in the market.

Total Return Swap Agreements (Alternative Strategies Fund and High Income Alternatives Fund)

The Alternative Strategies Fund and the High Income Alternatives Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to each Fund’s portfolio because, in addition to its total net assets, each Fund would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to each Fund thereunder. Swap agreements also bear the risk that each Fund will not be able to meet its obligation to the counterparty. Generally, each Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with each Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of each Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated by each Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of each Fund’s obligations will be accrued on a daily basis, and the full amount of each Fund’s obligations will be segregated by each Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost each Fund initially to make an equivalent direct investment, plus or minus any amount each Fund is obligated to pay or is to receive under the total return swap agreement.

Futures Contracts and Related Options

Each Fund may invest in futures contracts and options on futures contracts as a hedge against changes in market conditions or interest rates. A Fund may trade in such derivative securities for bona fide hedging purposes and otherwise in accordance with the rules of the CFTC. A Fund will segregate liquid assets in a separate account with its custodian when required to do so by CFTC guidelines in order to cover its obligation in connection with futures and options transactions.

No price is paid or received by a Fund upon the purchase or sale of a futures contract. When it enters into a domestic futures contract, a Fund will be required to deposit in a segregated account with its custodian an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as initial margin. The margin requirements for foreign futures contracts may be different.

The nature of initial margin in futures transactions is different from that of margin in securities transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments (called variation margin) to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates, to reflect movements in the price of the contract making the long and short positions in the futures contract more or less valuable. For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and a Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position will be less valuable and a Fund will be required to make a variation margin payment to the broker.

At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is made on closing the position. Additional cash is paid by or released to a Fund, which realizes a loss or a gain.

In addition to amounts segregated or paid as initial and variation margin, a Fund must segregate liquid assets with its custodian equal to the market value of the futures contracts, in order to comply with SEC requirements intended to ensure that a Fund’s use of futures is unleveraged. The requirements for margin payments and segregated accounts apply to both domestic and foreign futures contracts.

Stock Index Futures Contracts. Each Fund may invest in futures contracts on stock indices. Currently, stock index futures contracts can be purchased or sold with respect to the S&P 500 Stock Price Index on the Chicago Mercantile Exchange, the Major Market Index on the Chicago Board of Trade, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. Foreign financial and stock index futures are traded on foreign exchanges including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

Interest Rate or Financial Futures Contracts. Each Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

The sale of an interest rate or financial futures contract by a Fund would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by a Fund’s entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, a Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund’s entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

Each Fund will deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest rate futures contracts are traded in an auction environment on the floors of several exchanges – principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes, GNMA modified pass-through mortgage-backed securities, three-month United States Treasury bills, and 90-day commercial paper. Each Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. International interest rate futures contracts are traded on the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

Interest Rate Caps, Floors and Collars (Alternative Strategies Fund and High Income Alternatives Fund). The Alternative Strategies Fund and the High Income Alternatives Fund may use interest rate caps, floors and collars for the same purposes or similar purposes as for which it uses interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are generally individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate collar.

Foreign Currency Futures Contracts. Each Fund may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Currency Unit (“ECU”). Other foreign currency futures contracts are likely to be developed and traded in the future. Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Risks of Transactions in Futures Contracts. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in a Fund’s portfolio may decline. If this occurs, a Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Advisor believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If a Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by a Sub-Advisor may still not result in a successful hedging transaction over a very short time frame.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Successful use of futures by a Fund is also subject to a Sub-Advisor’s ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. Each Fund may have to sell securities at a time when it may be disadvantageous to do so.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, a Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

Options on Futures Contracts. As described above, each Fund may purchase options on the futures contracts they can purchase or sell. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

Restrictions on the Use of Futures Contracts and Related Options. Each Fund may engage in transactions in futures contracts or related options primarily as a hedge against changes resulting from market conditions in the values of securities held in a Fund’s portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of each Fund. A Fund may not purchase or sell futures or purchase related options for purposes other than bona fide hedging if, immediately thereafter, more than 25% of its total assets would be hedged. A Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on a Fund’s existing futures positions and premiums paid for such options would exceed 5% of the market value of a Fund’s total assets.

These restrictions, which are derived from current federal regulations regarding the use of options and futures by mutual funds, are not “fundamental restrictions” and may be changed by the Trustees of the Trust if applicable law permits such a change and the change is consistent with the overall investment objective and policies of each Fund.

The extent to which a Fund may enter into futures and options transactions may be limited by the Code requirements for qualification of a Fund as a regulated investment company. See “Taxation.”

Exclusion from Definition of Commodity Pool Operator

The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1936, as amended (“CEA”), pursuant to Rule 4.5 under the CEA promulgated by the CFTC. Therefore, neither the Funds nor the Advisor is subject to registrations or regulation as a commodity pool operator under the CEA. Effective December 31, 2012, in order to claim the Rule 4.5 exclusion, each Fund is limited in its ability to invest in certain financial instruments regulated under the CEA (“commodity interests”), including futures, options and certain swaps (including securities futures, broad-based stock index futures and financial futures contracts). In the event that the Funds’ investments in commodity interests are not within the thresholds set forth in the Rule 4.5 exclusion, the Advisor may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to the Funds, which may increase the Funds’ expenses and adversely affect the Funds’ total returns. The Advisor’s eligibility to claim the 4.5 exclusion with respect to the Funds will be based upon, among other things, the level and scope of the Funds’ investments in commodity interests, the purposes of such investments and the manner in which the Funds hold out their use of commodity interests. As a result, in the future, the Funds will be more limited in their ability to invest in commodity interests than in the past, which may negatively impact on the ability of the Advisor to manage the Funds and the Funds’ performance.

Repurchase Agreements

Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor or a Sub-Advisor, subject to the seller’s agreement to repurchase and a Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act, and the total repurchase agreements of a Fund are limited to 33-1/3% of its total assets.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements. A Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. A Fund may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of a Fund’s securities is disadvantageous.

Each Fund causes its custodian to segregate liquid assets, such as cash, U.S. Government securities or other high-grade liquid debt securities equal in value to its obligations (including accrued interest) with respect to reverse repurchase agreements. In segregating such assets, the custodian either places such securities in a segregated account or separately identifies such assets and renders them unavailable for investment. Such assets are marked to market daily to ensure full collateralization is maintained.

Dollar Roll Transactions

Each Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by a Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of a Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for a Fund exceeding the yield on the securities sold.

At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. Government securities or other high-grade liquid debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

When-Issued Securities, Forward Commitments and Delayed Settlements

Each Fund may purchase securities on a “when-issued,” forward commitment or delayed settlement basis. In this event, the Custodian will set aside, and the Fund will identify on its books, cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

Each Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, a Fund’s liquidity and the ability of a Sub-Advisor to manage it may be affected in the event a Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

Each Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day a Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Zero-Coupon, Step-Coupon and Pay-in-Kind Securities

Each Fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, the Code requires the holders of these securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on the securities accruing that year. A Fund may be required to distribute a portion of that discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Inflation-Linked and Inflation-Indexed Securities

The Alternative Strategies Fund and the High Income Alternatives Fund may invest in inflation-linked bonds. The principal amount of these bonds increases with increases in the price index used as a reference value for the bonds. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal amount (as adjusted) by a fixed coupon rate.

Although inflation-indexed securities protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation-linked securities generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-linked securities. If inflation is lower than expected during a period the Fund holds inflation-linked securities, the Fund may earn less on such bonds than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the price index used as a reference for the securities. There can be no assurance that the price index used for an inflation-linked security will accurately measure the real rate of inflation in the prices of goods and services. Inflation-linked and inflation-indexed securities include Treasury Inflation-Protected Securities issued by the U.S. government (see the section “U.S. Government Securities” for additional information), but also may include securities issued by state, local and non-U.S. governments and corporations and supranational entities.

Borrowing

Each of the Equity Fund, International Fund and Smaller Companies Fund is authorized to borrow money from banks from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts up to 20% of the value of its total assets at the time of such borrowing. The Alternative Strategies Fund and the High Income Alternatives Fund are authorized to borrow money from banks in amounts up to 33-1/3% of their total assets. Each Fund is authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowing s for temporary purposes and is authorized to borrow money in excess of the 5% limit as permitted by the 1940 Act. The 1940 Act requires a Fund to maintain continuous asset coverage (i.e., total assets including borrowings less liabilities exclusive of borrowings) of at least 300% of the amount borrowed. If the 300% asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Lending Portfolio Securities

Each Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. Each Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the loan collateral must be equal to at least 100% of the value of the loaned securities, and the borrower must increase such collateral such that it remains equal to 100% of the value of the loaned securities whenever the price of the loaned securities increases (i.e., mark to market on a daily basis); (ii) the Fund must be able to terminate the loan at any time; (iii) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (iv) the Fund may pay reasonable custodial fees in connection with the lending of portfolio securities, which fees must be negotiated by the Fund and the custodian and be approved by the Board; and (v) although the voting rights may pass with the lending of securities, the Board must be obligated to call the loan in time to vote the securities if a material event affecting the investment on loan is to occur.

The primary risk in securities lending is default by the borrower as the value of the borrowed security rises, resulting in a deficiency in the collateral posted by the borrower. The Funds seek to minimize this risk by computing the value of the security loaned on a daily basis and requiring additional collateral if necessary.

The Board has appointed State Street Bank and Trust Company, the Funds’ custodian, as securities lending agent for the Funds’ securities lending activity. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. The Funds will only enter into loan arrangements with borrowers on this list and will not lend its securities to be sold short.

Short Sales

Each Fund is authorized to make short sales of securities which it does not own or have the right to acquire. In a short sale, a Fund sells a security that it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. Each Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Each Fund is said to have a “short position” in the securities sold until it delivers them to the broker. The period during which a Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and a Fund is required to pay to the broker a negotiated portion of any dividends or interest that accrue during the period of the loan. To meet current margin requirements, a Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by a Fund create opportunities to increase a Fund’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since each Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund’s NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Illiquid Securities

Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Sub-Advisor. The Advisor and the Sub-Advisors will monitor the amount of illiquid securities in a Fund’s portfolio, under the supervision of the Board, to ensure compliance with a Fund’s investment restrictions. In accordance with procedures approved by the Board, these securities may be valued using techniques other than market quotations, and the values established for these securities may be different than what would be produced through the use of another methodology or if they had been priced using market quotations. Illiquid securities and other portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Sub-Advisor, pursuant to procedures adopted by the Board, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Exchange-Traded Funds

The Funds may invest in exchange-traded funds (“ETFs”), which are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. ETFs are also subject to other risks, including the risk that their prices may not correlate perfectly with changes in the underlying index and the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies.

Merger Arbitrage (Alternative Strategies Fund)

The Alternative Strategies Fund may utilize merger arbitrage as an investment strategy. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The Sub-Advisors may sell securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Convertible Arbitrage (Alternative Strategies Fund)

The Alternative Strategies Fund may utilize convertible arbitrage as an investment strategy. Convertible Arbitrage is a specialized strategy that seeks to profit from mispricings between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach matches a long position in the convertible security with a short position in the underlying common stock. The Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible security and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

Capital Structure Arbitrage (Alternative Strategies Fund)

The Alternative Strategies Fund may utilize capital structure arbitrage as an investment strategy. This strategy attempts to take advantage of relative pricing discrepancies between related debt and/or equity securities. For example, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

Business Development Companies (“BDCs”) (High Income Alternatives Fund)

The High Income Alternatives Fund may invest in BDCs, which are a type of closed-end fund regulated under the 1940 Act. BDCs are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs are unique in that at least 70% of their investments must be made to private U.S. businesses and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. BDCs have expenses associated with their operations. Accordingly, the Fund will indirectly bear its proportionate share of any management and other expenses, and of any performance based fees, charged by the BDCs in which it invests. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.

Initial Public Offerings

The Funds may purchase securities of companies in initial public offerings (“IPOs”). By definition, IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. Many IPOs are issued by undercapitalized companies of small- or micro-cap size. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Fund’s asset base increases, IPOs often have a diminished effect on such Fund’s performance.

Risks of Investing in Small Companies

Each Fund may, and the Smaller Companies Fund will, invest in securities of small companies. Additional risks of such investments include the markets on which such securities are frequently traded. In many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Funds may be subject to greater price fluctuations than an investment in a fund that invests exclusively in larger, more established companies. A Sub-Advisor’s research efforts may also play a greater role in selecting securities for a Fund than in a fund that invests in larger, more established companies.

Market Events Risk

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructuring, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling, and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether these conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now spread globally. This coronavirus has resulted in certain travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Large Shareholder Purchase and Redemption Risk

The Equity Fund, the International Fund, the Smaller Companies Fund and the High Income Alternatives Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Risks of Increased Reliance on Data Analytics

In recent years, the asset management business has become increasingly dependent on data analytics to support portfolio management, investment operations and compliance. The Advisor’s and Sub-Advisors’ regulators have also substantially increased the extent and complexity of the data analytic component of compliance requirements. A failure to source accurate data from third parties or to correctly analyze, integrate or apply data could result in operational, trade or compliance errors, could cause portfolio losses, and could lead to regulatory concerns.

Investment Restrictions

The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of a Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

As a matter of fundamental policy, each Fund is diversified; i.e., as to 75% of the value of its total assets: (i) no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities); and (ii) a Fund may not purchase more than 10% of the outstanding voting securities of an issuer. Each Fund’s investment objective is also fundamental.

The following fundamental investment restrictions pertain to the Equity Fund, International Fund, and Smaller Companies Fund.

Each Fund may not:

1.        Issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding; and (ii) this restriction shall not prohibit a Fund from engaging in options, futures and foreign currency transactions or short sales.

2.        Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

3.        Act as underwriter (except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).

4.        Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities).

5.        Purchase or sell real estate or interests in real estate or real estate limited partnerships (although a Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate).

6.        Purchase or sell commodities or commodity futures contracts, except that a Fund may purchase and sell stock index futures contracts and currency and financial futures contracts and related options in accordance with any rules of the CFTC.

7.        Invest in oil and gas limited partnerships or oil, gas or mineral leases.

8.        Make loans of money (except for purchases of debt securities consistent with the investment policies of a Fund and except for repurchase agreements).

9.        Make investments for the purpose of exercising control or management.

With respect to the restriction on investments in oil and gas limited partnerships specified in restriction 7, only direct investment in oil and gas limited partnerships are prohibited. Therefore, the Funds may invest in publicly traded master limited partnerships, public limited partnerships or other investment vehicles that invest in oil and gas limited partnerships.

Each of the Equity Fund, International Fund, and Smaller Companies Fund observes the following non-fundamental restrictions, which may be changed by a vote of the Board at any time:

Each Fund may not:

1.        Invest in the securities of other investment companies or purchase any other investment company’s voting securities or make any other investment in other investment companies except to the extent permitted by federal law. (Generally, the 1940 Act prohibits a Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.)

2.        Invest more than 15% of its net assets in securities that are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities that are determined by the Sub-Advisor, pursuant to procedures adopted by the Board, to be liquid).

The following fundamental investment restrictions pertain to the Alternative Strategies Fund and the High Income Alternatives Fund.

The Alternative Strategies Fund and the High Income Alternatives Fund may not:

1.        Issue senior securities, except as otherwise permitted by its fundamental policy on borrowing.

2.        Borrow money, except that it may (a) borrow from banks (as defined in the 1940 Act) in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) engage in transactions in mortgage dollar rolls and reverse repurchase agreements, make leveraged investments, and engage in other transactions that may entail the use of leverage, where, if necessary to comply with Section 18(f) of the 1940 Act, the Fund sets aside in a segregated account, and marks to market daily, liquid securities, such as cash, U.S. government securities, or high-grade debt obligations, equal to the Fund’s potential obligation or economic exposure under these transactions and instruments.

3.        Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

4.        Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).

5.        Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities).

6.        Purchase or sell real estate or interests in real estate, except that (i) the Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein; and (ii) the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

7.        Purchase or sell commodities or contracts on commodities, except to the extent that the Alternative Strategies Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. (Alternative Strategies Fund)

8.        Purchase or sell commodities or commodity futures contracts, except that the High Income Alternatives Fund may purchase and sell stock index futures contracts and currency and financial futures contracts and related options in accordance with any rules of the CFTC. (High Income Alternatives Fund)

9.        Make loans of money (except for purchases of debt securities consistent with the investment policies of the Fund and except for repurchase agreements).

10.        Make investments for the purpose of exercising control or management.

The Alternative Strategies Fund and the High Income Alternatives Fund observe the following non-fundamental restrictions, which may be changed by a vote of the Board at any time:

The Alternative Strategies Fund and High Income Alternatives Fund may not:

1.        Invest in the securities of other investment companies or purchase any other investment company’s voting securities or make any other investment in other investment companies except to the extent permitted by federal law. (Generally, the 1940 Act prohibits the Fund from investing more than 5% of the value of its total assets in any one investment company or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.)

2.        Invest more than 15% of its net assets in securities that are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities that are determined by a Sub-Advisor, pursuant to procedures adopted by the Board, to be liquid).

BOARD OF TRUSTEES

The overall management of the business and affairs of the Trust is vested with its Board, which is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet throughout the year to oversee the activities of the Funds, review the compensation arrangements between the Advisor and the Sub-Advisors, review contractual arrangements with companies that provide services to the Funds, including the Advisor, Sub-Advisors, and the Funds’ administrator, custodian and transfer agent, and review the Funds’ performance. The day-to-day operations of the Trust are delegated to its officers, subject to a Fund’s investment objectives and policies and to general supervision by the Board. A majority of the Trustees are not otherwise affiliated with the Advisor or any of the Sub-Advisors.

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julie Allecta 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1946)	Independent Trustee	Open-ended term; served since June 2013	Member of Governing Council and Policy Committee, Independent Directors Council (education for investment company independent directors) since 2014; and Retired Partner, Paul Hastings LLP (law firm) from 1999 to 2009.	5	Forward Funds (4 portfolios) Salient MS Trust (2 portfolios) Salient Midstream & MLP Fund (1 portfolio)

Frederick A. Eigenbrod, Jr., Ph.D. 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	5	None

Harold M. Shefrin, Ph.D. 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	5	SA Funds – Investment Trust (10 portfolios)

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
Jeremy L. DeGroot** 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1963)	Chairman of the Board, Trustee and President	Open-ended term; served as a Chairman since March 2017, Trustee since December 2008 and President since 2014	Chief Investment Officer of Litman Gregory Asset Management, LLC since 2008; and Co-Chief Investment Officer of Litman Gregory Asset Management, LLC from 2003 to 2008.	5	None

Stephen M. Savage 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1961)	Secretary	Open-ended term; served since 2014	Chief Executive Officer of the Advisor since 2015; Managing Partner of the Advisor since 2010; Partner of the Advisor since 2003.	N/A	None

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years
John M. Coughlan 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1956)	Treasurer and Chief Compliance Officer	Open-ended term; served as Treasurer since inception, and as Chief Compliance Officer since September 2004	Chief Operating Officer and Chief Compliance Officer of the Advisor since 2004.	N/A	None
*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).
**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

In addition, Jack Chee, Rajat Jain and Jason Steuerwalt, each a Senior Research Analyst at the Advisor, are each an Assistant Secretary of the Trust.

Additional Information Concerning Our Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Trust. Like most mutual funds, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Advisor, the Sub-Advisors, and the Funds’ distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this SAI. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with the responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, investment officers report on the performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board Meetings,” which are typically held quarterly, in person, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, portfolio pricing, operations or activities.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees, an Audit Committee, a Nominating Committee and a Qualified Legal Compliance Committee, which are discussed in greater detail under “ Board of Trustees – Board Committees” below. Each of the three standing committees of the Board is comprised entirely of Independent Trustees. The Board does not currently have a designated lead Independent Trustee. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trust.

Presently, Mr. DeGroot serves as the Chairman of the Board and President of the Trust and Chief Investment Officer of the Advisor. Mr. DeGroot is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of his employment relationship with the Advisor. In developing the Board’s structure, the Board has determined that Mr. DeGroot’s history with the Trust, familiarity with the Funds’ investment objectives and extensive experience in the field of investments qualifies him to serve as the Chairman of the Board. The Board has also determined that the function and composition of the Audit Committee and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, valuation risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways. In the course of providing oversight, the Board and its committees receive reports on the Trust’s activities regarding the Trust’s investment portfolios and its financial accounting and reporting. The Board also receives periodic reports as to how the Advisor conducts service provider oversight and how it monitors for other risks, such as derivatives risk, business continuity risks and risks that might be present with individual Sub-Advisors or specific investment strategies. The Audit Committee meets regularly with the Chief Compliance Officer to discuss compliance and operational risks. The Audit Committee’s meetings with the Treasurer and the Trust’s independent registered public accounting firm also contribute to its oversight of certain internal control risks. The full Board receives reports from the Advisor as to investment risks as well as other risks that may be also discussed in the Audit Committee.

The Board receives regular reports from a “Valuation Committee,” composed of the following senior employees of the Advisor: John Coughlan, Jeremy DeGroot, Jack Chee, Rajat Jain and Jason Steuerwalt. The Valuation Committee operates pursuant to the Trust’s Valuation Procedures, as approved by the Board. The Valuation Committee reports to the Board on the valuation of the Funds’ portfolio securities, reviews the performance of each approved pricing service, and recommends to the Board for approval pricing agents for the valuation of Fund holdings.

The Trust believes that the Board’s role in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. However, not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Trust, the Advisor or its affiliates or other service providers.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has a demonstrated record of business and professional accomplishment that indicates that they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the charts above. In addition, certain of the Trustees have served on boards for organizations other than the Trust, and each of the Trustees has served on the Board of the Trust for a number of years. They therefore have substantial boardroom experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interest of shareholders.

In addition to the information provided in the charts above, certain additional information concerning each particular Trustee and certain of their Trustee Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, and the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, to manage people and problems, and to develop solutions. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual Trustees is reviewed. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

The summaries set forth below as to the qualifications, attributes, and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole than otherwise would be the case.

Mr. DeGroot’s Trustee Attributes include his position as principal and Chief Investment Officer of Litman Gregory Asset Management, LLC (“LGAM”). In this position, Mr. DeGroot is responsible for overseeing Sub-Advisor due diligence, asset class research and portfolio tactical allocation decisions. Mr. DeGroot is also Portfolio Manager of the Alternative Strategies Fund and Co-Portfolio Manager of the Equity Fund, the International Fund, the Smaller Companies Fund and the High Income Alternatives Fund. He is frequently quoted in the national media in the areas of asset allocation and manager selection. He holds the Chartered Financial Analyst® (CFA®) designation. Mr. DeGroot also has prior experience as an economics consultant and economist.

Ms. Allecta’s Trustee Attributes include her significant professional experience in the legal field as counsel to various mutual funds and private funds. Ms. Allecta also has mutual fund and closed-end fund board experience, having served on the board of trustees of Forward Funds since 2012, the board of trustees of the Salient MS Trust since 2015, and the board of directors of the Salient Midstream & MLP Fund since 2017. Ms. Allecta has also been a member of the Governing Council of the Independent Directors Council since 2014.

Mr. Eigenbrod’s Trustee Attributes include his significant business advisory experience serving on the Board of Directors for Right Management Consultants providing management and organizational development consulting service as an independent consultant and executive coach.

Mr. Shefrin’s Trustee Attributes include his distinguished academic career as a Professor at Santa Clara University, where he teaches finance. Mr. Shefrin also has a number of years of mutual fund board experience, having served on the board of trustees of SA Funds—Investment Trust since 1999.

Board Committees

The Board has three standing committees as described below:

Audit Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2019
Julie Allecta Frederick A. Eigenbrod, Jr., Ph.D. Harold M. Shefrin, Ph.D. (Chairman)	Responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust.	3

Qualified Legal Compliance Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2019
Julie Allecta Frederick A. Eigenbrod, Jr., Ph.D. Harold M. Shefrin, Ph.D.	Responsible for the receipt, review and consideration of any report made or referred to it by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, Trustee, employee or agent of the Trust	0

Nominating Committee
Members	Description	Committee Meetings During Fiscal Year Ended December 31, 2019
Julie Allecta Frederick A. Eigenbrod, Jr., Ph.D. (Chairman) Harold M. Shefrin, Ph.D.	Responsible for evaluating the size and compensation of the Board and seeking and reviewing candidates for consideration as nominees for Trustees.	0

Trustee Ownership of Fund Shares

As of December 31, 2019, the Trustees owned the following dollar range of shares of the Funds (1):

Name of Trustee	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	High Income Alternatives Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies (2)
Independent Trustees
Julie Allecta	A	A	A	A	E	E
Frederick A. Eigenbrod, Jr., Ph.D.	D	C	A	D	D	E
Harold M. Shefrin, Ph.D.	A	E	A	A	A	E
Interested Trustees
Jeremy DeGroot	E	E	E	E	E	E
(1)	Dollar Range of Equity Securities in the Fund:

A=None

B=$1-$10,000

C=$10,001-$50,000

D=$50,001-$100,000

E= Over $100,000

(2)	As of December 31, 2019, the Trustees each oversaw five registered investment companies in the fund complex.

Trustee Interest in Investment Advisor, Distributor or Affiliates

As of December 31, 2019, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Advisor, the Sub-Advisors, ALPS Distributors, Inc. (the “Distributor”) or any of their respective affiliates. Further, the Independent Trustees and their respective immediate family members did not have a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Sub-Advisors, the Distributor, or any of their respective affiliates during the two most recently completed calendar years.

Compensation

For the year ended December 31, 2019 each Independent Trustee received an annual fee of $100,000, allocated $9,000 per Fund with the remaining balance pro-rated quarterly based on each Litman Gregory Masters Fund’s assets, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board and its committees.

As of April 1, 2020, to the best of the knowledge of the Trust, the Board and the officers of the Funds, as a group, owned of record less than 1% of the outstanding shares of each of the Equity Fund, the International Fund, the Smaller Companies Fund, the Alternative Strategies Fund and the High Income Alternatives Fund.

The table below illustrates the annual compensation paid to each Trustee of the Trust during the fiscal year ended December 31, 2019:

	Aggregate Compensation from
Name of Person, Position	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	High Income Alternatives Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees
Independent Trustees
Julie Allecta, Trustee	$16,330	$17,930	$12,443	$39,968	$13,329	None	None	$100,000
Frederick A. Eigenbrod, Jr., Ph.D. Trustee	$16,330	$17,930	$12,443	$39,968	$13,329	None	None	$100,000
Harold M. Shefrin, Ph.D. Trustee	$16,330	$17,930	$12,443	$39,968	$13,329	None	None	$100,000
Interested Trustees
Jeremy DeGroot, President and Trustee*	None	None	None	None		None	None	None
*	As of December 31, 2018, Mr. DeGroot was an Interested Trustee because of his relationship with the Advisor and accordingly served on the Board without compensation.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of any of the Funds. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. As of April 1, 2020, the shareholders indicated below were considered to be either a control person or principal shareholder of the Funds.1

[1]	The Funds have no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

Litman Gregory Masters Equity Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	5,853,152.490	38.58%	Record

National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-2010	2,276,382.878	15.01%	Record

TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	803,902.462	5.30%	Record

Litman Gregory Masters International Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	6,295,426.772	28.67%	Record

Mac & Co. 500 Grant Street, Room 151-1010 Pittsburgh, PA 15219-2502	5,743,093.722	26.16%	Record

National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	1,889,364.393	8.61%	Record

TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	1,112,628.42	5.07%	Record

Litman Gregory Masters Smaller Companies Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	348,774.846	30.89%	Record

National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	215,925.858	19.12%	Record

TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	111,547.698	9.88%	Record

Litman Gregory Masters Alternative Strategies Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	59,147,757.540	44.72%	Record

National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	29,924,989.040	22.62%	Record

TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	8,679,219.747	6.56%	Record

Litman Gregory Masters Alternative Strategies Fund – Investor Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	5,154,634.788	52.01%	Record

National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	2,824,540.855	28.50%	Record

TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	851,571.622	8.59%	Record

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	591,559.544	5.97%	Record

Litman Gregory Masters High Income Alternatives Fund – Institutional Class

Name and Address	Shares	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	6,953,507.949	76.68%	Record

National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	1,515,070.4025	16.71%	Record

Litman Gregory Masters High Income Alternatives Fund – Investor Class

Name and Address	Shares	% Ownership	Type of Ownership
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103-2226	45,286.602	43.53%	Record

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	22,224.374	21.36%	Record

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	18,791.267	18.06%	Record

National Financial Services, Corp. 499 Washington Blvd. Jersey City, NJ 07310-1995	17,218.586	16.55%	Record

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted policies to ensure that any disclosure of information about the Funds’ portfolio holdings is in the best interest of Fund shareholders; and to make clear that information about the Funds’ portfolio holdings should not be distributed to any person unless:

•	The disclosure is required to respond to a regulatory request, court order or other legal proceedings;

•	The disclosure is to a mutual fund rating or statistical agency or person performing similar functions who has signed a confidentiality agreement with the Trust;

•	The disclosure is made to internal parties involved in the investment process, administration or custody of the Funds, including but not limited to the Advisor, the Sub-Advisors and the Board;

•

The disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public ( e.g., portfolio information that is available on a Fund’s website); or

•	The disclosure is made pursuant to prior written approval of the Chief Compliance Officer of the Advisor or the Funds, or the President of the Trust.

The Funds make their portfolio holdings publicly available on the Funds’ website 15 days after the end of each calendar quarter.

The Funds do not have any individualized ongoing arrangements to make available information about the Funds’ portfolio securities to any person other than the disclosures made, as described above, to internal parties involved in the Funds’ investment process, administration or custody of the Funds. To the extent required to perform services for the Funds or the Advisor, the Funds’ or the Advisor’s legal counsel or the Funds’ auditors may obtain portfolio holdings information. Such information is provided subject to confidentiality requirements.

THE ADVISOR AND THE SUB-ADVISORS

The Advisor is a registered investment advisor with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Advisor is wholly owned by LGAM. Craig Litman, Kenneth Gregory and certain other senior employees of LGAM own approximately 85% of LGAM, and the remainder of LGAM is owned by a private equity firm.

Subject to the supervision of the Board, investment management and related services are provided by the Advisor to each of the Funds, pursuant to an investment advisory agreement (the “Advisory Agreement”). The Trust, on behalf of the Funds, and the Advisor are parties to the Advisory Agreement. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, the Advisory Agreement. Rather, the Trust and its respective investment series are the sole intended beneficiaries of the Advisory Agreement. Neither this SAI nor the Prospectus is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

In addition, the assets of each Fund are divided into segments by the Advisor, and individual selection of securities in each segment is provided by a Sub-Advisor approved by the Board pursuant, in each case, to an investment sub-advisory agreement (each, a “Management Agreement”). Under the Advisory Agreement, the Advisor has agreed to (i) furnish each Fund with advice and recommendations with respect to the selection and continued employment of Sub-Advisors to manage the actual investment of each Fund’s assets; (ii) direct the allocation of each Fund’s assets among such Sub-Advisors; (iii) oversee the investments made by such Sub-Advisors on behalf of each Fund, subject to the ultimate supervision and direction of the Board; (iv) oversee the actions of the Sub-Advisors with respect to voting proxies for each Fund, filing Section 13 ownership reports with the SEC for each Fund, and taking other actions on behalf of each Fund; (v) maintain the books and records required to be maintained by each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator, another agent of each Fund or a Sub-Advisor; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets that each Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Board such periodic and special reports with respect to each Fund’s investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board.

The Advisor has agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under the Advisory Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Board may desire and reasonably request. With respect to the operation of each Fund, the Advisor has agreed to be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Trust and each Fund including the provision of persons qualified to serve as officers of the Trust; (ii) compensating the Sub-Advisors selected to invest the assets of each Fund; (iii) the expenses of printing and distributing extra copies of each Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees incurred thereto) to prospective investors (but not to existing shareholders); and (iv) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Advisor or any Sub-Advisor.

Under each Management Agreement, each Sub-Advisor agrees to invest its allocated portion of the assets of each Fund in accordance with the investment objectives, policies and restrictions of each Fund as set forth in the Trust’s and each Fund’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; each Fund’s prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Advisor or the Trustees of the Trust may impose from time to time in writing to the Sub-Advisor. In providing such services, each Sub-Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Code, and other applicable law.

Without limiting the generality of the foregoing, each Sub-Advisor has agreed to (i) furnish each Fund with advice and recommendations with respect to the investment of the Sub-Advisor’s allocated portion of each Fund’s assets; (ii) effect the purchase and sale of portfolio securities for the Sub-Advisor’s allocated portion or determine that a portion of such allocated portion will remain uninvested; (iii) manage and oversee the investments of the Sub-Advisor’s allocated portion, subject to the ultimate supervision and direction of the Board; (iv) vote proxies and take other actions with respect to the securities in the Sub-Advisor’s allocated portion; (v) maintain the books and records required to be maintained with respect to the securities in the Sub-Advisor’s allocated portion; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund’s assets which the Advisor, Trustees or the officers of the Trust may reasonably request; and (vii) render to the Board such periodic and special reports with respect to Sub-Advisor’s allocated portion as the Board may reasonably request.

As compensation for the Advisor’s services (including payment of the Sub-Advisors’ fees), each Fund pays the Advisor an advisory fee at the rate specified in the prospectus. In addition to the fees payable to the Advisor and the Funds’ administrator, the Trust is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of each Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of each Fund’s shareholders and the Board that are properly payable by each Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund that inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of each Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of each Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.

Pursuant to a Restated Contractual Advisory Fee Waiver Agreement effective as of January 1, 2006, for one year and renewable annually for additional one-year terms thereafter (the “Fee Waiver Agreement”), the Advisor has agreed to waive a portion of its advisory fees for each Fund to reflect reductions in the Sub-Advisors’ fees. Reductions in Sub-Advisors’ fees can occur due to changes in Sub-Advisors, the negotiation of different Sub-Advisor fee schedules, the reallocation of assets among Sub-Advisors or for other reasons. The Board may terminate the Fee Waiver Agreement upon 60 days’ notice to the Advisor, and the Advisor has reserved the right to decline renewal by written notice to the Trust at least 30 days before the Fee Waiver Agreement’s annual expiration date. The current term of the Fee Waiver Agreement expires on April 30, 2021. The Advisor’s intent in making such waivers is to pass through to the shareholders the benefits of reductions in the fees the Advisor is required to pay to the Sub-Advisors. The Advisor has agreed to waive its right to recoupment of any fees waived pursuant to the Fee Waiver Agreement.

The Advisor has contractually agreed, through April 30, 2021, to waive a portion of its advisory fees so that after paying all of the sub-advisory fees, the net advisory fee as a percentage of the High Income Alternatives Fund’s daily net assets retained by the Advisor is 0.40% on the first $1 billion of assets, 0.375% on the next $1 billion of assets, 0.35% on the next $1 billion of assets, 0.325% on the next $1 billion of assets and 0.30% on assets in excess of $4 billion. The Advisor has waived its right to receive reimbursement of the portion of its advisory fees waived under this agreement.

Pursuant to a separate Operating Expenses Limitation Agreement (the “Expenses Limitation Agreement”), the Advisor has also agreed to limit the ordinary operating expenses of the High Income Alternatives Fund, through April 30, 2021 (unless otherwise sooner terminated), to an annual rate of 0.98% for the Institutional Class and 1.23% for the Investor Class. Such annual rates are expressed as a percentage of the daily net assets of the High Income Alternatives Fund attributable to the applicable class.. The Advisor may recoup reduced fees and expenses only within three years, provided that the recoupment does not cause the High Income Alternatives Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This agreement may be terminated at any time by the Board of Trustees of the Trust upon sixty (60) days’ written notice to the Advisor, and the Advisor may decline to renew this agreement by written notice to the Trust at least thirty (30) days before the agreement’s annual expiration date. Operating expenses referred to in this paragraph include management fees payable to the Advisor but exclude any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, borrowing costs (including commitment fees), dividend expenses, acquired fund fees and expenses and extraordinary expenses such as, but not limited to, litigation costs.

Under the Advisory Agreement and each Management Agreement, the Advisor and the Sub-Advisors will not be liable to the Trust for any error of judgment by the Advisor or the Sub-Advisors or any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence by reason of reckless disregard of its obligations and duties under the applicable agreement.

The Advisory Agreement and the Management Agreements remain in effect for an initial period not to exceed two years. Thereafter, if not terminated, the Advisory Agreement and each Management Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of a Fund.

The Advisory Agreement and Management Agreements are terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of a Fund at any time without penalty, upon 60 days’ written notice to the Advisor or a Sub-Advisor, as applicable. The Advisory Agreement and the Management Agreements also may be terminated by the Advisor or a Sub-Advisor, as applicable, upon 60 days’ written notice to the applicable Fund. The Advisory Agreement and the Management Agreements terminate automatically upon their assignment (as defined in the 1940 Act).

In determining whether to renew the Advisory Agreement and the Management Agreements each year, the Board requests and evaluates information provided by the Advisor and the Sub-Advisors, in accordance with Section 15(c) of the 1940 Act. A discussion regarding the Board’s basis for approving the Funds’ Advisory Agreement with the Advisor and each Management Agreement is included in the Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2019.

Advisory fees net of waivers each of the Funds paid to the Advisor and the amounts waived by the Advisor for the last three fiscal years are specified below. Additional investment advisory fees payable under the Advisory Agreement may have, instead, been reduced by the Advisor and in some circumstances may be subject to reimbursement by the respective Fund, as discussed previously.

Advisor Fees Paid to Advisor, Net of Waivers

Year	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	High Income Alternatives Fund†
2019	$3,174,715	$4,339,134	$336,370	$26,180,508	$850,341
2018	$3,303,233	$5,131,159	$232,168	$26,339,481	$107,180
2017	$3,227,491	$5,619,185	$241,164	$24,008,949	N/A
†	The High Income Alternatives Fund commenced operations on September 28, 2018.

Amounts Waived by Advisor

Year	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	High Income Alternatives Fund†
2019	$311,514	$963,627	$122,904	$2,325,569	$368,906
2018	$389,922	$1,395,882	$135,820	$2,035,928	$65,060
2017	$386,672	$1,876,901	$141,709	$1,675,406	N/A
†	The High Income Alternatives Fund commenced operations on September 28, 2018.

ADDITIONAL PORTFOLIO MANAGER INFORMATION

The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Funds for which they sub-advise. Each portfolio manager or team member is referred to as a portfolio manager below. The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another. Each firm is a separate entity that may employ different compensation structures and may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager of each Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are based on account performance, this information is reflected in separate tables below. Information in all tables is shown as of the Funds’ fiscal year-end, December 31, 2019. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
All Funds
Jeremy DeGroot (Litman Gregory)	0	$0	0	$0	0	$0

Equity Fund
Jack Chee (Litman Gregory)	0	$0	0	$0	0	$0
Rajat Jain (Litman Gregory)	0	$0	0	$0	0	$0
Christopher C. Davis (Davis Advisors)	11	$14.5 billion	2	$367.7 million	42	$6.9 billion
Danton Goei (Davis Advisors)	11	$14.6 billion	5	$643.6 million	39	$7.0 billion
Patrick J. English (FMI)	5	$13.7 billion	6	$736 million	1,291	$9 billion
Jonathan T. Bloom (FMI)	5	$13.7 billion	6	$736 million	1,291	$9 billion
Clyde S. McGregor (Harris)	2	$13.4 billion	11	$4.1 billion	113	$6.2 billion
William C. Nygren (Harris)	15	$24.3 billion	2	$51.8 million	3	$554.8 million
Scott Moore (Nuance)	5	$2.4 billion	0	$0	897	$1.1 billion
Chad Baumler (Nuance)	5	$2.4 billion	0	$0	897	$1.1 billion
Frank M. Sands (Sands Capital)	4	$4.1 billion	10	$1.4 billion	356	$14.0 billion
A. Michael Sramek (Sands Capital)	4	$4.1 billion	10	$1.4 billion	356	$14.0 billion
Richard T. Weiss (WellsCap)	1	$9	2	$291 million	12	$132 million

International Fund
Rajat Jain (Litman Gregory)	0	$0	0	$0	0	$0
David E. Marcus (Evermore)	1	$595.0 million	1	$25.2 million	6	$436.0 million
David G. Herro (Harris)	13	$44.4 billion	32	$16.6 billion	41	$12.3 billion
Mark Little (Lazard)	5	$6.6 billion	6	$878.2 million	46	$8.2 billion
Fabio Paolini (Pictet)	1	$280 million	4	$884 million	8	$1.7 billion
Benjamin (Ben) Beneche (Pictet)	1	$280 million	4	$884 million	8	$1.7 billion

Smaller Companies Fund
Jack Chee (Litman Gregory)	0	$0	0	$0	0	$0

	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Jeffrey Bronchick (Cove Street)	1	$9 million	1	$115 million	114	$776 million
Mark T. Dickherber (SBH)	3	$441.0 million	0	$0	77	$836.7 million
Shaun P. Nicholson (SBH)	2	$402.9 million	0	$0	42	$458.8 million
Richard T. Weiss (WellsCap)	1	$33	2	$291 million	12	$132 million

Alternative Strategies Fund
Jason Steuerwalt (Litman Gregory)	0	$0	0	$0	0	$0
Stephen Kealhofer (DCI)	0	$0	9	$2.85 billion	8	$1.96 billion
Paul Harrison (DCI)	0	$0	9	$2.85 billion	8	$1.96 billion
Adam Dwinells (DCI)	0	$0	9	$2.85 billion	8	$1.96 billion
Jeffrey Gundlach (DoubleLine)	36	$108.7 billion	19	$9.4 billion	75	$25.6 billion
Jeffrey Sherman (DoubleLine)	23	$43.7 billion	8	$3.3 billion	18	$11.2 billion
Steven Romick (First Pacific)	4	$15 billion	16	$2.1 billion	4	$236.8 million
Brian Selmo (First Pacific)	4	$15 billion	15	$2.0 billion	4	$236.8 million
Mark Landecker (First Pacific)	4	$15 billion	15	$2.3 billion	4	$236.8 million
Matthew Eagan (Loomis Sayles)	18	$31 billion	34	$11.9 billion	134	$22.7 billion
Kevin Kearns (Loomis Sayles)	6	$1.8 billion	9	$4.6 billion	15	$4.6 billion
Todd Vandam (Loomis Sayles)	4	$1.5 billion	19	$4.7 billion	81	$11 billion
John Orrico (Water Island)	5	$1.91 billion	3	$132 million	0	$0
Todd Munn (Water Island)	4	$1.97 billion	1	$119 million	0	$0
Roger Foltynowicz (Water Island)	4	$1.97 billion	1	$119 million	0	$0
Gregg Loprete (Water Island)	3	$315 million	0	$0	0	$0

High Income Alternatives Fund
Jack Chee (Litman Gregory)	0	$0	0	$0	0	$0
Jason Steuerwalt (Litman Gregory)	0	$0	0	$0	0	$0
Greg Mason (Ares)	0	$0	1	$15.0 million	2	$49.0 million
Troy Ward (Ares)	0	$0	1	$15.0 million	2	$49.0 million
Andrew P. Hofer (BBH)	3	$10.3 billion	4	$1.1 billion	106	$20.7 billion
Neil Hohmann (BBH)	3	$10.3 billion	4	$1.1 billion	106	$20.7 billion
Paul Kunz (BBH)	0	$0	1	$240 million	0	$0
Scott Minerd (Guggenheim)	13	$23.3 billion	63	$16.4 billion	122	$155.9 billion
Anne Walsh (Guggenheim)	17	$27.6 billion	5	$3.2 billion	80	$144.5 billion
Steven Brown (Guggenheim)	13	$25.6 billion	5	$3.2 billion	23	$13.7 billion
Adam Bloch (Guggenheim)	19	$25.8 billion	5	$3.2 billion	23	$13.7 billion
Derek Devens (Neuberger Berman)	2	$335 million	5	$2.2 billion	64	$1.6 billion

The following table reflects information regarding accounts for which the portfolio manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. The Funds’ portfolio managers not listed below reported that they do not provide day-to-day management of accounts with performance-based advisory fees. Information is shown as of the Funds’ fiscal year-end, December 31, 2019. Asset amounts are approximate and have been rounded.

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Equity Fund
Frank M. Sands (Sands Capital)	1	$1.7 billion	0	$0	18	$1.2 billion

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Manager (Firm)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
A. Michael Sramek (Sands Capital)	1	$1.7 billion	0	$0	18	$1.2 billion

International Fund
David E. Marcus (Evermore)	0	$0	0	$0	3	$59.4 million
David G. Herro (Harris)	0	$0	3	$824.4 million	1	$146.2 million
Mark Little (Lazard)	0	$0	0	$0	1	$320.5 million

Alternative Strategies Fund
Stephen Kealhofer (DCI)	0	$0	4	$347 million	0	$0
Paul Harrison	0	$0	4	$347 million	0	$0
Adam Dwinells (DCI)	0	$0	4	$347 million	0	$0
Jeffrey Gundlach (DoubleLine)	0	$0	2	$2.6 billion	2	$986.7 million
Steven Romick (First Pacific)	0	$0	7	$802.7 million	0	$0
Brian Selmo (First Pacific)	0	$0	1	$59.1 million	0	$0
Mark Landecker (First Pacific)	0	$0	1	$355.6 million	0	$0
Brian Selmo, Mark Landecker (First Pacific)	0	$0	5	$595.9 million	0	$0
Matthew Eagan (Loomis Sayles)	0	$0	0	$0	3	$448.1 million
Todd Vandam (Loomis Sayles)	0	$0	0	$0	3	$448.1 million
John Orrico (Water Island)	0	$0	2	$13 million	0	$0

High Income Alternatives Fund
Greg Mason (Ares)	0	$0	0	$0	1	$34.0 million
Troy Ward (Ares)	0	$0	0	$0	1	$34.0 million
Scott Minerd (Guggenheim)	0	$0	34	$7.7 billion	11	$3.7 billion
Anne Walsh (Guggenheim)	0	$0	2	$2.3 billion	4	$278 million
Steven Brown (Guggenheim)	0	$0	2	$2.3 billion	4	$278 million
Adam Bloch (Guggenheim)	0	$0	2	$2.3 billion	4	$278 million

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio managers of each of the following Sub-Advisors who manage other investment accounts in addition to one or more of the Funds may be presented with the potential conflicts described below.

ARES MANAGEMENT LLC (“Ares”)

Sub-Advisor to the High Income Alternatives Fund

Ares and its affiliates may, from time to time, face conflicts of interest relating to their dealings with the High Income Alternatives Fund. Ares and its affiliates also provide investment advisory and management services to other investment funds and clients (“Other Ares Funds”) that use similar strategies. Ares may give advice and recommend securities to others, which advice or securities may be identical to, or differ from, advice given to, or securities recommended or bought for, the High Income Alternatives Fund, even though their investment objectives may be the same or similar. Such other funds and accounts may be subject to different fees and expenses, and Ares or its affiliates may own interests in some of such other funds and accounts. In the ordinary course of its activities, Ares and its affiliates may, from time to time, buy or sell for other accounts, including their own accounts and for family members and friends who do not invest in the High Income Alternatives Fund, the same securities as those traded by the High Income Alternatives Fund.

When it is determined that it would be appropriate for the High Income Alternatives Fund and one or more Other Ares Funds to participate in an investment opportunity, Ares will seek to execute orders for all of the participating investment accounts, including the High Income Alternatives Fund, on an equitable basis, taking into account such factors as the investment objectives of the participating investment accounts, the relative amounts of capital available for new investments, relative exposure to market trends, transaction costs, the portfolio positions of the participating investment accounts, debt covenants or other structural requirements and the manner in which the investment in question is likely to affect the amount of available capital after the investment is made. Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, investments may be allocated among the different accounts on a basis which Ares or its affiliates consider equitable. Such aggregation of orders may not always be to the benefit of the High Income Alternatives Fund with regard to the price or quantity executed. Although Ares will act in a manner that it considers fair and equitable in allocating investment opportunities among the High Income Alternatives Fund and the accounts of its other clients, situations may arise in which the account activities of Ares, its affiliates or other clients may disadvantage the High Income Alternatives Fund. Such situations may include, among others, the inability of the market fully to absorb orders for the purchase or sale of particular securities placed by the Advisor for the High Income Alternatives Fund and other accounts at prices and in quantities that would be obtainable if the same were being placed only for the High Income Alternatives Fund or during times when certain accounts are in a “ramp-up” or “wind-down” phase. The performance of different accounts managed by Ares and its affiliates may vary. Neither Ares nor its affiliates has any affirmative obligation to offer any investments to the High Income Alternatives Fund or to inform the High Income Alternatives Fund before offering any investments to Other Ares Funds.

Ares and its affiliates may purchase on behalf of its clients, including the High Income Alternatives Fund, different classes of debt and/or equity of the same borrower or issuer. These and other investments may be deemed to create a conflict of interest, particularly because Ares may take certain actions for some clients with respect to one class of debt or equity that may be adverse to other clients who hold other classes of debt or equity of the same borrower or issuer. In addition, other accounts managed by Ares or its affiliates may seek to sell investments that are also held by the High Income Alternatives Fund at different times. For example, an account in liquidation or wind-down, or with a different strategy or withdrawal terms, may seek to sell an investment before the High Income Alternatives Fund seeks to sell such investment, which could adversely affect the market value of the investment that is still held by the High Income Alternatives Fund. In such cases, Ares will act in a manner it reasonably believes to be most equitable to all clients under the circumstances.

Ares or its affiliates may also manage separate managed accounts or dedicated investment vehicles for institutional investors that pursue strategies similar to, or that overlap with, those of the High Income Alternatives Fund. These clients may have access to detailed information about their accounts, including current portfolio holdings, which Ares does not customarily make available to investors in pooled investment vehicles. Such clients may be able to take action, including more timely action, with respect to their accounts that investors in pooled vehicles with similar or parallel strategies cannot take. Ares and its affiliates determine how certain expenses are allocated among the High Income Alternatives Fund and Other Ares Funds.

Cross Trades

Ares may cause the High Income Alternatives Fund to engage in cross trades with one or more Other Ares Funds, or its affiliates, typically for purposes of rebalancing the portfolios of the High Income Alternatives Fund and such other funds or accounts, to further the High Income Alternatives Fund’s and such other funds’ or accounts’ respective investment programs, or for other reasons consistent with the investment and operating guidelines of the High Income Alternatives Fund and such other funds or accounts. Generally, the value of any positions that are cross-traded in this manner will be determined in a manner that is consistent with the fair valuation methodologies that are used by Ares.

Other Activities

Ares and its members, officers and employees will devote so much of their time to the activities of the High Income Alternatives Fund as they deem necessary and appropriate. Ares and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the High Income Alternatives Fund and/or may involve substantial time and resources of Ares. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of Ares and its officers and employees will not be devoted exclusively to the business of the High Income Alternatives Fund but will be allocated between the business of the High Income Alternatives Fund and the management of the monies of other advisees of members of Ares. Additionally, Ares and its affiliates may, and expect to, receive fees or other compensation from third parties in connection with these investment activities and such fees and compensation shall be for the benefit of their own account and not for the High Income Alternatives Fund.

Investments in Which Ares and/or Other Ares Funds Have a Different Principal Interest

Ares and its affiliates, including Other Ares Funds, invest in a broad range of asset classes throughout the corporate capital structure, including investments in corporate loans and debt securities, preferred equity securities, and common equity securities. Accordingly, subject to any limitations under applicable law, Ares and Other Ares Funds may invest in different parts of the capital structure of a company or other issuer in which the High Income Alternatives Fund invests. The interests of the High Income Alternatives Fund and such Other Ares Funds may not always be aligned, which may give rise to actual or potential conflicts of interest, or the appearance of such conflicts of interest. Actions taken for the High Income Alternatives Fund may be adverse to Ares or an Other Ares Fund, or vice versa.

Service Providers

Certain advisors and other service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, and investment or commercial banking firms) to the High Income Alternatives Fund, Ares and/or certain entities in which the High Income Alternatives Fund has an investment also provide goods or services to, or have business, personal, financial or other relationships with, Ares, its affiliates and portfolio companies. Such advisors and service providers may be investors in High Income Alternatives Fund, sources of investment opportunities or co-investors or commercial counterparties or entities in which Ares and/or Other Ares Funds have an investment, and payments by the High Income Alternatives Fund and/or such portfolio entities may indirectly benefit Ares and/or such Other Ares Funds. Additionally, certain employees of Ares may have family members or relatives employed by such advisors and service providers. These relationships may influence Ares in deciding whether to select or recommend such service providers to perform services for the High Income Alternatives Fund or a portfolio investment. The High Income Alternatives Fund, regardless of the relationship to Ares of the person performing the services, will bear the fees, costs and expenses related to such services. This may create an incentive for Ares to select an affiliated service provider or to select service providers based on the potential benefit to Ares rather than the High Income Alternatives Fund. Ares seeks to address this conflict of interest by using reasonable diligence to ascertain whether each service provider provides its service on a “best execution” basis, taking into account factors such as expertise, availability and quality of service and the competitiveness of compensation rates in comparison with other service providers satisfying Ares’ service provider selection criteria. In certain circumstances, advisors and service providers, or their affiliates, may charge different rates or have different arrangements for services provided to Ares, or its affiliates as compared to services provided to the High Income Alternatives Fund and the portfolio investments, which may result in more favorable rates or arrangements than those payable by the High Income Alternatives Fund or such portfolio investments, including because of the varying types of services provided to each. For example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider.

Investments in Other Investment Vehicles Managed or Sponsored by Ares

A portion of the assets of the High Income Alternatives Fund may be invested in other investment vehicles managed or sponsored by Ares or its affiliates, by a portfolio company in which the High Income Alternatives Fund and/or other accounts managed by Ares may have an investment, or by affiliates of such a portfolio company. Such investments may include REITs, BDCs and CEFs. The High Income Alternatives Fund will only enter into such transactions when determined by Ares to be in the best interests of the High Income Alternatives Fund. In such cases, investors will bear indirectly two levels of fees and expenses: the fees and expenses borne by High Income Alternatives Fund, and the fees and expenses borne by such other funds. The Advisor, Ares and its affiliates will be entitled to retain any fees or incentive compensation paid by any such investment vehicles and will not offset such fees or incentive compensation against the fees or incentive compensation paid by the High Income Alternatives Fund. Such investments may represent a conflict of interest to the extent that the Advisor or Ares receives such second level of fees, or to the extent they may benefit if the investment by the High Income Alternatives Fund contributes to making the investment vehicle more viable, marketable or profitable.

Portfolio Company Interests

Ares may invest on behalf of Other Ares Funds or for its own account in a portfolio company that is a competitor of a portfolio company of the High Income Alternatives Fund or that is a service provider, supplier, customer, or other counterparty with respect to a portfolio company of the High Income Alternatives Fund. In providing advice and recommendations to, or with respect to, such portfolio companies, and in dealing in their securities on behalf of Other Ares Funds or Ares, to the extent permitted by law, Ares will not have regard to the interests of the High Income Alternatives Fund and its portfolio companies. Accordingly, such advice, recommendations, and dealings may result in adverse consequences to the High Income Alternatives Fund or its portfolio companies. Conflicts of interest may also arise with respect to the allocation of Ares’s time and resources between such portfolio companies. In addition, in providing services to such portfolio companies, Ares may come into possession of information that it is prohibited from acting on (including on behalf of the High Income Alternatives Fund) or disclosing as a result of applicable confidentiality requirements or applicable law, even though such action or disclosure would be in the interests of the High Income Alternatives Fund. To the extent not restricted by confidentiality requirements or applicable law, Ares may apply experience and information gained in providing services to portfolio companies of the High Income Alternatives Fund to provide services to competing portfolio companies invested in by Ares or Other Ares Funds, which may have adverse consequences for the High Income Alternatives Fund (see also “Possession of Material Non-Public Information” below).

Possession of Material Non-Public Information

As noted above, Ares currently sponsors and advises a range of investment vehicles and accounts and expects to continue to develop its investment, advisory and related businesses. By reason of their responsibilities in connection with other activities of Ares, certain employees of Ares and its affiliates may acquire material non-public information or other confidential information. With limited exceptions, Ares does not establish information barriers between its internal investment teams. Trading by Ares on the basis of such information, or improperly disclosing such information, may be restricted pursuant to applicable law and/or internal policies and procedures adopted by Ares to promote compliance with applicable law. Additional restrictions may also be placed on the High Income Alternatives Fund or Ares by a portfolio company’s insider trading policy. Such personnel may not be free to share such information with the High Income Alternatives Fund, the High Income Alternatives Fund may not be free to act upon any such information, and the possession of information by persons associated with Ares may preclude the High Income Alternatives Fund from engaging in transactions that it might otherwise have undertaken. In addition, Other Ares Funds may hold positions in securities or be subject to contractual, legal or regulatory restraints that could prevent the Partnership from being able to initiate a transaction that it otherwise might have initiated or to sell an investment that it otherwise might have sold or, in the Advisor’s or sub-advisor’s judgment, that may make such transactions inadvisable. The trading activities of Other Ares Funds may be inconsistent with the investment activities of the High Income Alternatives Fund. Ares may also from time to time be subject to contractual “stand-still” obligations and/or confidentiality obligations that may restrict its ability to trade in certain securities on behalf of the High Income Alternatives Fund. Furthermore, Ares may have or develop business relations through its other businesses, which the Advisor or sub-advisor may consider in determining whether to undertake a transaction on behalf of the High Income Alternatives Fund, with the result that the High Income Alternatives Fund may not participate in certain transactions that it might otherwise have participated in.

Specifically, the High Income Alternatives Fund may invest in BDCs, REITs and CEFs sponsored or managed by Ares and its affiliates, which will limit the High Income Alternatives Fund ability to purchase and sell such investments due to material non-public information and other securities law restrictions.

10b5-1 Plan

Certain publicly-traded investment vehicles managed or advised by Ares and its affiliates (including ARCC, ACRE and ARDC) may now or in the future be subject to “10b5-1” trading plans. Such plans generally will require Ares to buy and/or sell securities of such publicly-traded vehicles according to predefined metrics and during certain trading windows set forth in the applicable 10b5-1 plan. Accordingly, Ares may be restricted from purchasing or selling securities of such vehicles at the most opportune time and, as a result, Ares may not be able to execute the most profitable trades on behalf of the High Income Alternatives Fund. Furthermore, to the extent that the High Income Alternatives Fund invests or intends to invest in such publicly-traded investment vehicles managed or advised by Ares (including ARCC), prospective investors that are affiliated with Ares may be restricted from purchasing an interest in the High Income Alternatives Fund or redeeming their interest in the High Income Alternatives Fund other than during certain predefined trading windows.

Client Relationships

Ares has, and will in the future develop, relationships with a significant number of clients that may hold or may have held investments in Ares-sponsored or -managed investment funds or separate accounts, including the High Income Alternatives Fund, clients that may hold or may have held investments similar to the investments intended to be made by the High Income Alternatives Fund, clients that may themselves represent appropriate investment opportunities for the High Income Alternatives Fund or clients that may compete with the High Income Alternatives Fund for investment opportunities. It is difficult to predict the circumstances under which these conflicts could become material, but it is possible that such relationships could require Ares to refrain from making all or a portion of any investment or a disposition for Ares to comply with its fiduciary duties, the Advisers Act or other applicable laws.

Brokerage and Other Arrangements

Subject to any limitations under applicable law, Ares may receive benefits from brokers and counterparties selected to execute transactions on behalf of the High Income Alternatives Fund, as described above under “Brokerage Matters.” In selecting brokers or dealers to effect portfolio transactions, Ares need not solicit competitive bids and does not have an obligation to seek the lowest available commission cost. Ares may cause commissions to be paid to a broker or dealer that furnishes or pays for research or other services at a higher price than that which might be charged by another broker or dealer for effecting the same transaction. Research services obtained by the use of commissions arising from portfolio transactions may be used by Ares in its other investment activities, and, therefore, the High Income Alternatives Fund may not, in any particular instance, be the direct or indirect beneficiary of the research services provided.

Any placement agents that solicit investors on behalf of the High Income Alternatives Fund are subject to a conflict of interest because they will be compensated in connection with their solicitation activities. Any placement agents to the High Income Alternatives Fund and its affiliates may have provided, and may in the future provide, investment banking, commercial banking and other services to the issuers of the High Income Alternatives Fund’s investments and to other persons whose activities may affect the High Income Alternatives Fund’s investments. Any placement agent to the High Income Alternatives Fund may have provided, and may in the future provide, structuring, arrangement, placement and underwriting services in connection with other investment funds and activities (including cash and synthetic collateralized debt obligations) of affiliates of Ares. Future arrangements and commitments for such services may be directly or indirectly affected by any placement agent’s solicitation activities in connection with the High Income Alternatives Fund and this may subject any placement agent to a conflict of interest. Affiliates of such placement agents (if any) may also be selected by Ares to value High Income Alternatives Fund’s investments.

Ares Investor Services LLC (“AIS”), a broker dealer affiliated with Ares, is currently registered with the SEC and FINRA to conduct private placements of certain Ares sponsored funds.

BROWN BROTHERS HARRIMAN & CO. (“BBH”)

Sub-Advisor to the High Income Alternatives Fund

BBH, through a separately identifiable department, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund. In addition, certain of such clients (including the Fund) may utilize the services of BBH for which they will pay to BBH customary fees and expenses that will not be shared with the Fund.

BBH seeks to meet its fiduciary obligation with respect to all investment management clients, including the Fund. BBH has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, BBH monitors a variety of areas, including compliance with Fund investment guidelines, review of allocation decisions and compliance with the sub-advisor’s Code of Ethics. With respect to the allocation of investment opportunities, BBH has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. The sub-advisor has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

COVE STREET CAPITAL, LLC (“Cove Street”)

Sub-Advisor to the Smaller Companies Fund

Cove Street’s management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Smaller Companies Fund’s investments, on the one hand, and the investments of the other accounts on the other. The other accounts may have the same investment objective as the Smaller Companies Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby Cove Street could favor one account over another. Another potential conflict could include Cove Street’s knowledge about the size, timing and possible market impact of Fund trades, whereby Cove Street could use this information to the advantage of other accounts and to the disadvantage of the Smaller Companies Fund. However, Cove Street has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Employees of Cove Street may own securities that are also owned by clients of Cove Street. As such, Cove Street has adopted a code of ethics to address these rules on personal trading and insider trading.

DAVIS SELECTED ADVISERS, L.P. (“Davis Advisors”)

Sub-Advisor to the Equity Fund

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts: the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment weightings that are used in connection with the management of the portfolios.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

Finally, substantial investment of assets of Davis Advisors or of the Davis family members in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive-based fee on any account.

DCI, LLC (“DCI”)

Sub-Advisor to the Alternative Strategies Fund

From time to time, potential and actual conflicts of interest may arise between the portfolio manager’s management of the investments of the Alternative Strategies Fund on the one hand, and the management of other accounts and investment funds, on the other. DCI may aggregate sale and purchase orders of securities with similar orders being made simultaneously for other accounts managed by DCI if, in DCI’s judgment, such aggregation is reasonably likely to result in an overall economic benefit to all accounts based on an evaluation that all are benefited by relatively better purchase or sale prices, lower commission expenses or beneficial timing of transactions, or a combination of these and other factors. There may be circumstances where DCI is unable to obtain sufficient quantities of a particular security due to market conditions, but may be able to obtain additional quantities of that security later in the trading period. Under such circumstances, DCI would allocate the quantities of the securities obtained in accordance with its trade allocation procedures and in any case in a fair and equitable way.

To address this potential conflict of interest, all allocations of investment opportunities and allocations of aggregated trades are required to be made in accordance with DCI’s written Investment Allocation Policy. In addition, DCI engages in ongoing trade activity reviews and has established a Best Execution Committee that conducts periodic reviews of DCI’s trading practices.

DOUBLELINE CAPITAL LP (“DoubleLine”)

Sub-Advisor to the Alternative Strategies Fund

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Alternative Strategies Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of DoubleLine’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Alternative Strategies Fund, be managed (benchmarked) against the same index the Alternative Strategies Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Alternative Strategies Fund. The other accounts might also have different investment objectives or strategies than the Alternative Strategies Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Alternative Strategies Fund. Because of their positions with the Alternative Strategies Fund, the portfolio managers know the size, timing and possible market impact of the Alternative Strategies Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Alternative Strategies Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Alternative Strategies Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Alternative Strategies Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Alternative Strategies Fund and another account. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under DoubleLine’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, DoubleLine’s investment outlook, cash availability and a series of other factors. DoubleLine has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Alternative Strategies Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Alternative Strategies Fund’s investment opportunities may also arise when the Alternative Strategies Fund and other clients of DoubleLine invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Alternative Strategies Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of DoubleLine or result in DoubleLine receiving material, non-public information, or DoubleLine may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Alternative Strategies Fund’s investment opportunities. Additionally, if DoubleLine acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Alternative Strategies Fund or other clients. When making investment decisions where a conflict of interest may arise, DoubleLine will endeavor to act in a fair and equitable manner between the Alternative Strategies Fund and other clients; however, in certain instances the resolution of the conflict may result in DoubleLine acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Alternative Strategies Fund.

Investors in the Alternative Strategies Fund may also be advisory clients of DoubleLine. Accordingly, DoubleLine may in the course of its business provide advice to advisory clients whose interests may conflict with those of the Alternative Strategies Fund, may render advice to the Alternative Strategies Fund that provides a direct or indirect benefit to DoubleLine or a related party or may manage or advise a product in which the Alternative Strategies Fund is invested in such a way that would not be beneficial to the Fund. For example, DoubleLine may advise a client who has invested in the Alternative Strategies Fund to redeem its investment in the Alternative Strategies Fund, which may cause the Alternative Strategies Fund to incur transaction costs and/or have to sell assets at a time when it would not otherwise do so. DoubleLine could also, for example, make decisions with respect to a structured product managed or sponsored by DoubleLine in a manner that could have adverse effects on investors in the product, including, potentially, the Alternative Strategies Fund. DoubleLine currently provides asset allocation investment advice, including recommending the purchase and/or sale of shares of the Alternative Strategies Fund, to a large number of investors.

Broad and Wide-Ranging Activities. The portfolio managers, DoubleLine and its related parties engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, DoubleLine and its related parties may engage in activities where the interests of certain divisions of DoubleLine and its related parties or the interests of their clients may conflict with the interests of the shareholders of the Alternative Strategies Fund.

Possible Future Activities. DoubleLine and its related parties may expand the range of services that they provide over time. Except as provided herein, DoubleLine and its related parties will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. DoubleLine and its related parties have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Alternative Strategies Fund. These clients may themselves represent appropriate investment opportunities for the Alternative Strategies Fund or may compete with a Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Alternative Strategies Fund. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities between the Alternative Strategies Fund and performance fee based accounts on a fair and equitable basis over time.

EVERMORE GLOBAL ADVISORS, LLC (“Evermore”)

Sub-Advisor to the International Fund

Potential conflicts of interest may arise when the International Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts.

Evermore has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for Evermore and the individuals that it employs. For example, Evermore has adopted a side-by-side management of mutual funds and private accounts policy and trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by Evermore will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s and/or account’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. The portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, the portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of Evermore’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which Evermore and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. Evermore or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to Evermore and its affiliates.

FIDUCIARY MANAGEMENT, INC. (“FMI”)

Sub-Advisor to the Equity Fund

The portfolio managers at FMI are often responsible for managing other accounts. FMI typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies, the side-by-side management of the Equity Fund and other accounts may raise potential conflicts of interest due to the interest held by the portfolio managers (for example, cross trades between the Equity Fund and another account and allocation of aggregated trades). FMI has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, FMI has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

FIRST PACIFIC ADVISORS, LP (“First Pacific”)

Sub-Advisor to the Alternative Strategies Fund

First Pacific has potential conflicts of interest in connection with its investment activities. For example, First Pacific manages multiple client accounts with different investment objectives and guidelines, and with different fee structures. First Pacific receives both asset-based fees and performance-based fees as compensation for its investment advisory services. Performance-based fees create an incentive for First Pacific to favor those accounts over asset-based fee accounts or make investments that are riskier or more speculative than would be the case in the absence of performance-based fee clients. To mitigate potential conflicts of interest when managing performance-based fee clients side-by-side with asset-based fee clients, First Pacific has developed a policy in which portfolio managers seek to allocate investment opportunities among eligible accounts on a pro rata basis if that is practical; or, if a pro rata allocation is not practical, to allocate the investment opportunities among First Pacific advisory clients on a basis that over time is fair and equitable to each advisory client relative to other clients.

First Pacific has also implemented other policies and procedures (e.g., a code of ethics) that seek to address other potential conflicts of interest that may arise in connection with First Pacific’s business and that are designed to seek to ensure that all client accounts are treated fairly and equitably over time.

GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT (“Guggenheim”)

Sub-Advisor to the High Income Alternatives Fund

Potential Conflicts Related to the Sale of Fund Shares. Guggenheim, its affiliates and its respective employees may have relationships with distributors, consultants and others who recommend, or engage in transactions with or for, the Fund. The Fund and/or Guggenheim or its affiliates may compensate such distributors, consultants and other parties in connection with such relationships. As a result of these relationships, distributors, consultants and other parties may have conflicts that create incentives for them to promote the Fund over other funds or financial products.

To the extent permitted by applicable law, Guggenheim and its affiliates and the Fund may make payments to authorized dealers and other financial intermediaries and to salespersons to promote the Fund. These payments may be made out of the assets of Guggenheim or its affiliates or amounts payable to Guggenheim or its affiliates. These payments may create an incentive for such persons to highlight, feature or recommend the Fund over other funds or financial products.

Potential Conflicts Related to Management of the Fund by Guggenheim. The following are descriptions of certain conflicts, financial or otherwise, that Guggenheim may have in managing the Fund. The descriptions below are not intended to be a complete enumeration or explanation of all of the conflicts of interests that may arise from the business activities of Guggenheim, its affiliates, or their respective clients. To address these and other actual or potential conflicts, Guggenheim and/or the Fund have established various policies and procedures that are reasonably designed to identify and mitigate such conflicts and to ensure that such conflicts are appropriately resolved taking into consideration the best interest of all clients involved, consistent with Guggenheim’s fiduciary obligations and in accordance with applicable law. However, there can be no guarantee that these policies and procedures will be successful in every instance. Additional information about potential conflicts of interest regarding Guggenheim is set forth in Guggenheim’s Form ADV. A copy of Part 1 and Part 2A of Guggenheim’s Form ADV is available on the SEC’s website at www.adviserinfo.sec.gov.

Guggenheim and its Affiliates Provide a Broad Array of Services and Have Various Investment Banking, Advisory and Other Relationships. Guggenheim is an affiliate of Guggenheim Partners, LLC (“Guggenheim Partners”), which is a global, full service financial services firm. Guggenheim Partners and its affiliates, including Guggenheim (collectively, “Guggenheim Entities”), provide their clients with a broad array of investment management, insurance, broker-dealer, investment banking and other similar services (“Other Business Activities”). These Other Business Activities create actual and potential conflicts of interest for Guggenheim in managing the Fund.

For example, the Other Business Activities may create conflicts between the interests of the Fund, on the one hand, and the interests of Guggenheim, its affiliates and their respective other clients, on the other hand. Guggenheim and its affiliates may act as advisers to clients in investment banking, loan arranging and structuring, financial advisory, asset management and other capacities related to securities and instruments that may be purchased, sold or held by the Fund, and Guggenheim or an affiliate may issue, or be engaged as underwriter for the issuer of, securities and instruments that the Fund may purchase, sell or hold. At times, these activities may cause Guggenheim and its affiliates to give advice to their clients that may cause these clients to take actions adverse to the interest of the Fund. The Guggenheim Entities and their respective officers, directors, managing directors, partners, employees and consultants may act in a proprietary capacity with long or short positions in securities and instruments of all types, including those that may be purchased, sold or held by the Fund. Such activities could affect the prices and availability of the securities and instruments that Guggenheim seeks to buy or sell for the Fund’s account, which could adversely impact the financial returns of the Fund.

These Other Business Activities may create other potential conflicts of interests in managing the Fund, may cause the Fund to be subject to regulatory limits and, in certain circumstances, may prevent the Fund from participating or limit the Fund’s participation in an investment opportunity that the Fund’s portfolio managers view to be favorable. As a result, activities and dealings of Guggenheim and its affiliates may affect the Fund in ways that may disadvantage or restrict the Fund or be deemed to benefit Guggenheim, its affiliates or other client accounts.

Guggenheim’s and its Affiliates’ Activities on Behalf of Other Clients. Guggenheim and its affiliates currently manage and expect to continue to manage a variety of client accounts, including (without limitation) separately managed accounts, open-end registered funds, closed-end registered funds, private funds and other collective investment vehicles, and may serve as asset or collateral manager for certain non-registered structured products (collectively, “Other Clients”). Investors in such Other Clients include insurance companies affiliated with or related to Guggenheim as described below. Other Clients invest pursuant to the same or different investment objectives, strategies and philosophies as those employed by the Fund and may seek to make or sell investments in the same securities, instruments, sectors or strategies as the Fund. There are no restrictions on the ability of Guggenheim and its affiliates to manage Other Clients following the same, similar or different investment objectives, strategies and philosophies as those employed by the Fund. This “side-by-side” management of multiple accounts may create potential conflicts, particularly in circumstances where the availability or liquidity of investment opportunities is limited. Other Clients may also be subject to different legal restrictions or regulatory regimes than the Fund. Regardless of the similarity in investment objectives and strategies between the Fund and Other Clients, Guggenheim may give advice and recommend investments to Other Clients that may differ from advice given to, or investments bought or sold for, the Fund, and the Fund and Other Clients may vote differently on or take or refrain from taking different actions with respect to the same security or instrument, which may be disadvantageous to the Fund and adversely affect their performance.

The investment policies, fee arrangements and other characteristics of the Fund may also vary from those of Other Clients. In some cases, Guggenheim or an affiliate may receive a potentially larger financial benefit from managing one or more such Other Clients as compared to the Fund (for example, some Other Clients are charged performance or incentive fees constituting a percentage of profits or gains), which may provide an incentive to favor such Other Clients over the Fund or to recommend favorable investments to Other Clients who pay higher fees or who have the potential to generate greater fees over the Fund. Guggenheim on behalf of the Fund or Other Clients may, pursuant to one transaction or in a series of transactions over time, invest in different parts of an issuer’s or borrower’s capital structure (including but not limited to investments in public versus private securities, investments in debt versus equity, or investments in senior versus subordinated debt), depending on the respective client’s investment objectives and policies. Relevant issuers or borrowers may also include special purpose issuers or borrowers in structured finance, asset backed, collateralized loan obligation, collateralized debt obligation or similar transactions. As a result of the foregoing, the interests of one group of clients could conflict with those of other clients with respect to the same issuer or borrower. In managing such investments, Guggenheim will consider the interests of all affected clients in deciding what actions to take with respect to a given issuer or borrower, but at times will pursue or enforce rights on behalf of some clients in a manner that may have an adverse effect on, or result in asymmetrical financial outcomes to, other clients owning a different, including more senior or junior, investment in the same issuer or borrower. In these types of scenarios, Guggenheim may occasionally engage and appoint an independent party to provide independent analysis or recommendations with respect to consents, proxy voting, or other similar shareholder or debt holder rights decision (or a series of consents, votes or similar decisions) pertaining to the Fund and other clients. These potential conflicts of interests between Guggenheim’s clients may become more pronounced in situations in which an issuer or borrower experiences financial or operational challenges, or as a result of the Fund’s use of certain investment strategies, including small capitalization, emerging market, distressed or less liquid strategies.

Guggenheim Activities on Behalf of Affiliated or Related Accounts. To the extent permitted by the 1940 Act and other laws, Guggenheim, from time to time, may initiate or recommend transactions in the loans or securities of companies in which Guggenheim, its related persons, or its respective affiliates have a controlling or other material direct or indirect interest.

Sammons Enterprises, Inc. (“Sammons”), a diversified company with several insurance company subsidiaries, is the largest single equity holder in Guggenheim Capital, LLC (“Guggenheim Capital”), Guggenheim’s ultimate parent company. Sammons has relationships with Guggenheim and various Guggenheim Entities. In addition, Guggenheim Capital wholly owns Guggenheim Life and Annuity Company and Clear Spring Life Insurance Company (together with Sammons, the “Affiliated Insurance Companies”), which are also advisory clients of Guggenheim. Certain Affiliated Insurance Companies and their subsidiaries are advisory clients of Guggenheim and, accordingly, pay Guggenheim a substantial amount of annual fees for advisory services. Sammons is the largest individual stakeholder of Guggenheim and the largest individual source of annual advisory fees paid to Guggenheim.

Furthermore, some officers and directors of Guggenheim Capital and its subsidiaries (“Guggenheim Related Persons”) have economic interests or voting interests in companies, including insurance companies that are advisory clients of Guggenheim. Guggenheim Related Persons from time to time enter into transactions, including loans and other financings, with these companies. Some Guggenheim Related Persons also may have economic interests or voting interests in issuers, which may be controlling or otherwise material interests, in which Guggenheim has invested or will invest on behalf of its clients or to which Guggenheim has provided or will provide financing on behalf of its clients. Sammons and certain advisory or other clients in which Guggenheim Related Persons have interests have provided, and from time to time may provide, significant loans and other financing to Guggenheim and its affiliates.

The relationships described above create potential conflicts of interest for Guggenheim in managing the Fund and could create an incentive for Guggenheim to favor the interests of these companies over other clients. These incentives are more pronounced where Guggenheim has multiple relationships with the affiliated client. For example, Guggenheim has invested, and may in the future invest, on behalf of its clients in issuers or transactions in which Affiliated Insurance Companies or Guggenheim Related Persons have direct and/or indirect interests, which may include a controlling or significant beneficial interest. In addition, the accounts of Affiliated Insurance Companies and other Guggenheim clients have invested, and may in the future invest, in securities at different levels of the capital structure of the same issuer, in some cases at the same time and in other cases at different times as the Fund and other clients of Guggenheim. The following conflicts may arise in such situations: (i) enforcement of rights or determination not to enforce rights by Guggenheim on behalf of the Fund and other clients may have an adverse effect on the interests of its affiliates or related persons, and vice versa, (ii) Guggenheim may have an incentive to invest client funds in the issuer or borrower to either facilitate or obtain preferable terms for a proposed investment by an affiliate or related person in such issuer or borrower, or (iii) Guggenheim may have an incentive to preserve or protect the value or rights associated with an existing economic interest of an affiliate or related person in the issuer or borrower, which may have an adverse effect on the interests of other clients, including the Fund.

Guggenheim mitigates potential conflicts of interest in the foregoing and similar situations, including through policies and procedures (i) designed to identify and mitigate conflicts of interest on a transaction-by-transaction basis and (ii) that require investment decisions for all client accounts be made independently from those of other client accounts and be made with specific reference to the individual needs and objectives of each client account, without consideration of Guggenheim’s pecuniary or investment interests (or those of their respective employees or affiliates). The Fund and Guggenheim also maintain procedures to comply with applicable laws, notably relevant provisions of the 1940 Act that prohibit Fund transactions with affiliates.

Allocation of Investment Opportunities. As described above, Guggenheim and its affiliates currently manage and expect to continue to manage Other Clients that may invest pursuant to the same or different strategies as those employed by the Fund, and such Other Clients could be viewed as being in competition with the Fund for appropriate investment opportunities, particularly where there is limited capacity with respect to such investment opportunities. The investment policies, fee arrangements and other circumstances of the Fund may vary from those of the Other Clients, and Guggenheim may face potential conflicts of interest because Guggenheim may have an incentive to favor particular client accounts (such as client accounts that pay performance-based fees) over other client accounts that may be less lucrative in the allocation of investment opportunities.

In order to minimize execution costs for clients, trades in the same security transacted on behalf of more than one client will generally be aggregated (i.e., blocked or bunched) by Guggenheim, unless it believes that doing so would conflict or otherwise be inconsistent with its duty to seek best execution for the clients and/or the terms of the respective investment advisory contracts and other agreements and understandings relating to the clients for which trades are being aggregated. When Guggenheim believes that it can effectively obtain best execution for the clients by aggregating trades, it will do so for all clients participating in the trade for which aggregated trades are consistent with the respective investment advisory contracts, investment guidelines, and other agreements and understandings relating to the clients.

Guggenheim has implemented policies and procedures that govern the allocation of investment opportunities among clients in a fair and equitable manner, taking into account the needs and financial objectives of the clients, their specific objectives and constraints for each account, as well as prevailing market conditions. If an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating the opportunity, or to allocate less of the opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients. In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular client account, but not for another.

Guggenheim allocates transactions on an objective basis and in a manner designed to assure that no participating client is favored over any other participating client over time. If an investment is suitable and desirable for more than one client account, an initial allocation study will be determined based upon demand ascertained from the portfolio managers. With respect to fixed income and private equity assets, this initial allocation study is overseen by an allocation group and generally reflects a pro rata participation in the investment opportunity among the participating client accounts that expressed demand. Final allocation decisions are made or verified independently by the allocation group. With respect to public equity securities and public equity-related securities, the allocation shall generally reflect a pro rata participation in the investment opportunity among participating client accounts, provided that allocations may be adjusted under specific circumstances, such as situations of scarcity where pro rata allocations would result in de minimis positions or odd lots.

The application of relevant allocation factors often result in non-pro rata allocations, and particular client accounts (including client accounts in which Guggenheim and its affiliates or related persons, or their respective officers, directors or employees, including portfolio managers or senior managers, have an interest) may receive an allocation when other client accounts do not or receive a greater than pro-rata allocation. There can be no assurance that a particular investment opportunity will be allocated in any particular manner, and circumstances may occur in which an allocation could have adverse effects on the Fund with respect to the price or size of securities positions obtainable or saleable. All of the foregoing procedures could in certain circumstances adversely affect the price paid or received by the Fund or the size of the position purchased or sold by the Fund (including prohibiting the Fund from purchasing a position) or may limit the rights that the Fund may exercise with respect to an investment.

Allocation of Limited Time and Attention. The portfolio managers for the Fund will devote as much time to the Fund as Guggenheim deems appropriate to perform their duties in accordance with reasonable commercial standards and Guggenheim’s duties. However, as described above, these portfolio managers are presently committed to and expect to be committed in the future to providing investment advisory and other services for Other Clients and engage in Other Business Activities in which the Fund may have no interest. As a result of these separate business activities, Guggenheim may have conflicts of interest in allocating management time, services and functions among the Fund and Other Business Activities or Other Clients in that the time and effort of the Fund’s portfolio managers would not be devoted exclusively to the business of the Fund.

Potential Restrictions and Issues Related to Material Non-Public Information. By reason of Other Business Activities as well as services and advice provided to Other Clients, Guggenheim and its affiliates may acquire confidential or material non-public information and may be restricted from initiating transactions in certain securities and instruments. Guggenheim will not be free to divulge, or to act upon, any such confidential or material non-public information and, due to these restrictions, Guggenheim may be unable to initiate a transaction for the Fund’s account that it otherwise might have initiated. As a result, the Fund may be frozen in an investment position that it otherwise might have liquidated or closed out or may not be able to acquire a position that it might otherwise have acquired.

Valuation of the Fund’s Investments. Fund assets are valued in accordance with the Fund’s valuation procedures. The valuation of a security or other asset for the Fund may differ from the value ascribed to the same asset by affiliates of Guggenheim (particularly difficult-to-value assets) or Other Clients because, among other things, they may have procedures that differ from the Fund’s procedures or may have access to different information or pricing vendors. Guggenheim may face a potential conflict with respect to such valuations.

Investments in Other Guggenheim Funds. To the extent permitted by applicable law, the Fund may invest in other funds sponsored, managed, advised or sub-advised by Guggenheim. Investments by the Fund in such funds present potential conflicts of interest, including potential incentives to invest in smaller or newer funds to increase asset levels or provide greater viability and to invest in funds managed by the portfolio manager(s) of the Fund. As may be disclosed in the Prospectus and this SAI, Guggenheim has agreed to waive certain fees associated with these investments.

Potential Conflicts Associated with Guggenheim and its Affiliates Acting in Multiple Capacities Simultaneously.

Principal and Cross Transactions. Guggenheim may, to the extent permitted under applicable law, effect client cross transactions where Guggenheim causes a transaction to be effected between the Fund and an Other Client; provided, that conditions set forth in SEC rules under the 1940 Act are followed. Cross transactions present an inherent conflict of interest because Guggenheim represents the interests of both the selling account and the buying account in the same transaction, and Guggenheim could seek to treat one party to the cross transaction more favorably than the other party. Guggenheim has policies and procedures designed to mitigate these conflicts and help ensure that any cross transactions are in the best interests of, and appropriate for, all clients involved and the transactions are consistent with Guggenheim’s fiduciary duties and obligation to seek best execution and applicable rules.

Guggenheim and its Affiliates May Act in Multiple Commercial Capacities. Subject to applicable law and subject to the provisions of the 1940 Act and rules thereunder, Guggenheim may cause the Fund to invest in securities, bank loans or other obligations of companies that result in commissions, fees, or other remuneration paid to Guggenheim or one of its affiliates. Such investments may include (i) investments that Guggenheim or one of its affiliates originated, arranged or placed, (ii) investments where Guggenheim or its affiliates provided services to a third party, (iii) investments where Guggenheim or one of its affiliates acts as the collateral agent, administrator, originator, manager, or other service provider, and (iv) investments that are secured or otherwise backed by collateral that could include assets originated or sold by Guggenheim or its affiliates, investment funds or pools managed by Guggenheim or its affiliates or assets or obligations managed by Guggenheim or its affiliates. Commissions, fees, or other remuneration payable to Guggenheim or its affiliates in these transactions may present a potential conflict in that Guggenheim may be viewed as having an incentive to purchase such investments to earn, or facilitate its affiliates’ ability to earn, such additional fees or compensation.

In some circumstances, and also subject to applicable law, Guggenheim may cause the Fund to invest in or provide financing to issuers or borrowers, or otherwise participate in transactions, in which the issuer or borrower is, or is a subsidiary or affiliate of or otherwise related to, (a) an Other Client or (b) a company with which Guggenheim Related Persons, or officers or employees of Guggenheim, have investment, financial or other interests or relationships (including but not limited to directorships or equivalent roles). The financial interests of Guggenheim’s affiliates or their related persons in issuers or borrowers create potential conflict between the economic interests of these affiliates or related persons and the interests of Guggenheim’s clients. In addition, to the extent that a potential issuer or borrower (or one of its affiliates) is an advisory client of Guggenheim, or Guggenheim’s advisory client is a lender or financing provider to Guggenheim or its affiliates (including a parent), a potential conflict may exist as Guggenheim may have an incentive to favor the interests of those clients relative to those of its other clients.

Because of limitations imposed by applicable law, notably by provisions of the 1940 Act and rules thereunder, the involvement or presence of Guggenheim’s affiliates in the offerings described above or the financial markets more broadly may restrict the Fund’s ability to acquire some securities or loans, even if they would otherwise be desirable investments for the Fund, or affect the timing or price of such acquisitions, which may adversely affect the Fund’s performance.

To the extent permitted by applicable law, Guggenheim and its affiliates may create, write, sell, issue, invest in or act as placement agent or distributor of derivative instruments related to the Fund, or with respect to portfolio holdings of the Fund, or which may be otherwise based on or seek to replicate or hedge the performance of the Fund. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Fund.

Present and future activities of Guggenheim and its affiliates, in addition to those described in this SAI, may give rise to additional or different conflicts of interest.

Portfolio Manager Compensation. As discussed in this SAI, portfolio managers may own, and a portion of their compensation may be in the form of, Fund shares. As a result, a potential conflict of interest may arise to the extent a portfolio manager owns or has an interest in shares of the Fund that he or she manages. These personal investments may create an incentive for a portfolio manager to favor the Fund over other advisory clients.

HARRIS ASSOCIATES L.P. (“Harris”)

Sub-Advisor to the Equity Fund and the International Fund

Conflicts may arise when Harris manages the Fund(s) and has discretionary authority over other accounts. Specifically, conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Equity Fund, International Fund and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Equity Fund and International Fund, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris’ policy to allocate investment opportunities to each account, including the Equity Fund and International Fund, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Equity Fund and International Fund, will generally participate on a pro rata basis.

Additionally, a conflict of interest might exist in the exercise of Harris’ proxy voting authority. For example, a conflict could arise when an issuer who is soliciting proxy votes also has a client relationship with Harris, when a client of Harris is involved in a proxy contest (such as a corporate director) or when one of Harris’ employees has a personal interest in a proxy matter.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise. Harris seeks to anticipate circumstances that could cause a conflict between the firm and its employees on the one hand and the firm’s clients on the other. Harris has adopted and enforces a Code of Ethics that sets forth specific requirements and restrictions to address and help mitigate potential conflicts.

LAZARD ASSET MANAGEMENT LLC (“LAZARD”)

Sub-Advisor to the International Fund

Lazard’s portfolio managers manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, rather than that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the International Fund may invest or that may pursue a strategy similar to the Fund’s investment strategies implemented by Lazard (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts, including the following:

1.    Similar Accounts may have investment objectives, strategies and risks that differ from those of the Fund. In addition, the Fund is an open-end investment company and “diversified” as defined in the Investment Company Act, subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the corresponding Similar Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2.    Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3.    Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. Most of Lazard’s portfolio managers manage a significant number of Similar Accounts in addition to the Fund.

4.    Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Fund.

5.    The table above notes the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Fund.

6.    Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Fund to the extent it invests “long” in the same or similar securities whose market values fall as a result of short-selling activities.

7.    Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

8.    Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Adviser to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

LITMAN GREGORY

Advisor to the Funds

Litman Gregory has overall responsibility for assets under management and conducts oversight and evaluation of the Funds’ investment managers and other duties. Litman Gregory generally does not make day-to-day decisions with respect to the purchase and sale of portfolio securities by the Funds. Accordingly, no material conflicts of interest are expected to arise between the Funds and other accounts managed by the portfolio managers. Litman Gregory has adopted compliance policies, including allocation policies and a code of ethics, which are intended to prevent or mitigate conflicts of interest, if any, that may arise.

LOOMIS, SAYLES & COMPANY, L.P. (“Loomis Sayles”)

Sub-Advisor to the Alternative Strategies Fund

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Alternative Strategies Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also arise to the extend a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Alternative Strategies Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are addressed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.

NEUBERGER BERMAN INVESTMENT ADVISERS LLC (“Neuberger Berman”)

Sub-Advisor to the High Income Alternatives Fund

Actual or apparent conflicts of interest may arise when a Portfolio Manager for Neuberger Berman has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which a fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the 1940 Act prohibits the mutual funds from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the funds may participate in. Further, Neuberger Berman may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives. A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund. Finally, a conflict of interest may arise if Neuberger Berman and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations certain businesses within the Neuberger Berman organization (“NB”) may seek access to material non-public information. For instance, Neuberger Berman loan portfolio managers may utilize material non-public information in purchasing loans and from time to time, may be offered the opportunity on behalf of applicable clients to participate on a creditors committee, which participation may provide access to material non-public information. NB maintains procedures that address the process by which material non-public information may be acquired intentionally by NB. When considering whether to acquire material non-public information, NB will take into account the interests of all clients and will endeavor to act fairly to all clients. The intentional acquisition of material non-public information may give rise to a potential conflict of interest since NB may be prohibited from rendering investment advice to clients regarding the public securities of such issuer and thereby potentially limiting the universe of public securities that NB, including a fund, may purchase or potentially limiting the ability of NB, including a fund, to sell such securities. Similarly, where NB declines access to (or otherwise does not receive) material non-public information regarding an issuer, the portfolio managers may base investment decisions for its clients, including a fund, with respect to loan assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions.

Neuberger Berman has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

NUANCE INVESTMENTS, LLC (“Nuance”)

Sub-Advisor to the Equity Fund

Nuance’s management of other accounts may give rise to potential conflicts of interest in connection with the management of the Equity Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Equity Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby Nuance could favor one account over another. Another potential conflict could include Nuance’s knowledge about the size, timing and possible market impact of Equity Fund trades, whereby Nuance could use this information to the advantage of other accounts and to the disadvantage of the Equity Fund. However, Nuance has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

PICTET ASSET MANAGEMENT LIMITED (“Pictet”)

Sub-Advisor to the International Fund

Pictet is governed by The Financial Conduct Authority (FCA). The FCA is a financial regulatory body in the United Kingdom, but operates independently of the U.K. government, and is financed by charging fees to members of the financial services industry. Pictet is required under FCA rules (a) to take all reasonable steps to identify conflicts of interest between (i) Pictet (including its staff or any person directly, or indirectly linked to us by control) and a client, or (ii) one client and another; (b) maintain and operate effective organizational and administrative arrangements with a view to taking all reasonable steps to prevent conflicts of interest from constituting or giving rise to a material risk of damage to the interests of its clients; and (c) establish, implement and maintain an effective written conflicts of interest policy (“the Conflicts of Interest Policy”) which identifies those conflicts of interest which constitute or may give rise to a conflict of interest entailing a material risk of damage to the interests of one or more clients and the procedures which are followed to manage such conflicts.

Pictet is also registered with the SEC which has similar requirements for the identification and management of conflicts of interest. This includes the requirement to make full and fair disclosure to clients of all material facts about the advisory relationship, particularly regarding conflicts of interest.

SANDS CAPITAL MANAGEMENT, LLC (“Sands Capital”)

Sub-Advisor to the Equity Fund

As an investment adviser to a variety of clients, Sands Capital recognizes there may be actual or potential conflicts of interest inherent in the firm’s activities. For example, conflicts of interest could result from portfolio managers’ management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, the use of brokerage commissions to obtain research, and personal trading by employees. These conflicts have been addressed by developing policies and procedures reasonably designed to treat all clients in a fair and equitable manner over time. The firm’s policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage, and the use of brokerage commissions. Additionally, the Code of Ethics and Insider Trading Policy and Procedures address rules on personal trading and insider information.

SEGALL BRYANT & HAMILL, LLC (“SBH”)

Sub-Advisor to the Smaller Companies Fund

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Smaller Companies Fund and other accounts managed by the portfolio managers, SBH will proceed in a manner that ensures that the Smaller Companies Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with SBH’s trade allocation policy. SBH has also adopted policies and procedures that address potential conflicts of interest that may arise related to personal investing activities, structure of portfolio manager compensation, conflicting investment strategies and proxy voting of portfolio securities.

WATER ISLAND CAPITAL, LLC (“Water Island”)

Sub-Advisor to the Alternative Strategies Fund

Water Island maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day responsibilities for managing multiple portfolios. Other portfolios managed by Water Island may include, without limitation: separately managed accounts, registered investment companies, unregistered investment companies such as pooled investment vehicles and hedge funds, and proprietary accounts. However, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived. Certain of these conflicts are described below.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors. Water Island has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions, or risk controls.

Similar Investment Strategies. Water Island and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, current holdings, and risk controls. Purchases or sales of securities for a portfolio may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed fair and equitable across client account portfolios by Water Island’s allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

Different Investment Strategies. Water Island and its portfolio management team may manage multiple portfolios with different investment strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of portfolios with different investment strategies, Water Island has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance of trading activity and supervisory reviews of accounts. Any proposed cross trades must be reviewed and approved by Water Island’s compliance department prior to execution and must comply with Rule 17a-7 under the 1940 Act.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which the portfolio manager or Water Island has a financial interest. For instance, Water Island may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies or products prior to accepting assets from outside investors. Typically, Water Island or an affiliate supplies the funding for these accounts. Employees of Water Island, including the portfolio manager(s), may also invest in certain pilot accounts. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. To manage conflicts that arise from management of portfolios that may have differences in financial incentives, performance in portfolios with like strategies is regularly reviewed by management. Moreover, Water Island has adopted a policy to treat pilot accounts in the same manner as client accounts for purposes of trade aggregation and allocation – neither favoring nor disfavoring them (except that pilot accounts do not participate in initial public offerings).

Selection of Brokers/Dealers. A portfolio manager may be able to select or influence the selection of the brokers/dealers that are used to execute securities transactions. In addition to executing trades, some brokers/dealers provide Water Island with brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In order to be assured of continuing to receive services considered of value to its clients,

Water Island has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Exchange Act. A portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the accounts that they manage, although the payment of brokerage commissions is always subject to the requirement that Water Island determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services received.

Personal Holdings and Transactions. Water Island’s portfolio managers and other employees may have beneficial ownership of holdings in personal accounts that are the same or similar to those held in client accounts. Under limited circumstances, Water Island allows its employees to trade in securities that it recommends to advisory clients, and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by Water Island for its client accounts. Water Island and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by Water Island. This may result in a potential conflict of interest since Water Island’s employees have knowledge of such funds’ investment holdings, which is non-public information. Water Island has implemented a Code of Ethics which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing preclearance and reporting requirements, trading blackout periods, a minimum holding period, supervisory oversight, and other measures designed to reduce conflicts of interest.

The Fund’s portfolio managers may also face other potential conflicts of interest in the management of the Alternative Strategies Fund and other accounts, and the examples above are not intended to provide an exhaustive list or complete description of every conflict that may arise.

WELLS CAPITAL MANAGEMENT, INC. (“WellsCap”)

Sub-Advisor to the Equity Fund and the Smaller Companies Fund

WellsCap’s portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation Structure and Methods

The following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Funds’ portfolio managers as of the fiscal year ended December 31, 2019.

ARES

Sub-Advisor to the High Income Alternatives Fund

Generally, compensation across the firm is determined by Ares’ Management Committee, with recommendations made by the head of each applicable business unit. Investment professionals receive a base salary and are eligible for a discretionary year-end bonus based on performance. Subject to a minimum compensation threshold, a portion of year-end bonus may be paid in the form of equity in our publicly traded parent, Ares Management Corporation, which vests over time and is intended as a retention mechanism for portfolio managers, investment professionals and other executives of Ares.

Additionally and where applicable, portfolio managers and sometimes analysts and other senior professionals are awarded direct carried interest and/or profit participations with respect to funds in which they are involved, and may also receive similar incentive awards relating to the funds in the firm’s other investment groups. This both aligns the compensation of key employees with investment performance and rewards the collaboration of senior professionals across business platforms.

As the result of Ares’ May 2014 initial public offering and our ongoing performance bonus awards, most of Ares’ employees are stakeholders in Ares’ parent via various equity interests. These may be subject to transfer restrictions, as well as forfeiture if an employee does not remain with Ares for a defined period of time or terminates employment prior to certain vesting dates.

Professionals receive year-end annual reviews. For analysts these will focus primarily on credit analysis and communication, including the quality and number of investment recommendations made, the efficacy and accuracy of investment monitoring, and the contributions made to industry strategy and relative value assessments prepared internally.

BBH

Sub-Advisor to the High Income Alternatives Fund

BBH portfolio managers are paid a fixed base salary and variable incentives based on performance, investment strategy performance, and the overall profitability of BBH. Base salaries are determined within a market competitive salary range, based on experience and performance, and is consistent with the salaries paid to other fixed income portfolio managers of BBH. The variable incentives are composed of two separate elements. The first element is a cash bonus paid at the end of each calendar year based on multiple performance criteria using a Balanced Scorecard methodology (the “Performance Bonus”). The second and typically smaller element is participation in a profit sharing plan that allows all employees to share in the success of BBH in meeting its profit objectives. This participation is a uniform portion of each employee’s base salary and is paid to each employee’s 401(k) account that vests over time. The main criteria for establishing Performance Bonuses are the investment performance of the portfolios managed and their respective leadership, collaboration, and communication skills.

COVE STREET

Sub-Advisor to the Smaller Companies Fund

As a member of Cove Street, Jeffrey Bronchick receives a salary and his pro-rata share of Cove Street’s profits.

DAVIS ADVISORS

Sub-Advisor to the Equity Fund

Christopher C. Davis’ annual compensation as an employee and general partner of Davis Advisors consists of a base salary.

Danton Goei’s compensation for services provided to the Sub-Advisor consists of: (i) a base salary; (ii) an annual discretionary bonus; (iii) awards of equity (“Units”) in Davis Selected Advisers, L.P., including Units and/or phantom Units; (iv) an incentive plan whereby the Sub-Advisor purchases shares in certain mutual funds managed by the Sub-Advisor, which vest based on the passage of time provided that the Portfolio Manager is still employed by the Sub-Advisor; and (v) an incentive plan whereby the Sub-Advisor purchases shares in selected mutual funds managed by the Sub-Advisor. At the end of specified periods, generally five-years following the date of purchase, some, all or none of the Fund shares will be registered in the employee’s name based on Fund performance, after expenses on a pre-tax basis, versus the Fund’s benchmark index, as described in the Fund’s prospectus or, in limited cases, based on performance ranking among established peer groups. The Sub-Advisor does not purchase incentive shares in every fund these portfolio managers manage or assist on. In limited cases, such incentive compensation is tied on a memorandum basis to the performance of the portion of the Fund (“sleeve”) managed by the analyst versus the Fund’s benchmark.

The Sub-Advisor’s portfolio managers are provided benefits packages including life insurance, health insurance, and participation in the Sub-Advisor’s 401(k) plan comparable to that received by other company employees.

DCI

Sub-Advisor to the Alternative Strategies Fund

DCI’s compensation structure is designed to attract and retain the highest quality professionals. The management team feels strongly that all executives should share in DCI’s long-term incentive mechanisms. This belief has resulted in a very strong rate of retention at the senior level. As a result, all executives are highly motivated to maximize DCI’s long-term value through superior investment performance and strong client relationships. Compensation comprises an industry competitive salary and an annual discretionary bonus based on corporate and individual performance.

For DCI’s most senior employees, compensation also includes a share in DCI’s overall profits, as well as long-term equity (which in some cases vests over time). No employee compensation is ever based on the performance of a specific strategy or portfolio.

DOUBLELINE

Sub-Advisor to the Alternative Strategies Fund

The overall objective of the compensation program for the portfolio managers employed by the Sub-Advisor is for the Sub-Advisor to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the Sub-Advisor’s portfolio managers for their contribution to the success of the clients and the Sub-Advisor. The Sub-Advisor’s Portfolio managers are compensated through a combination of base salary, discretionary bonus and, in some cases, equity participation in the Sub-Advisor.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Some portfolio managers participate in equity incentives based on overall firm performance of the Sub-Advisor, through direct ownership interests in the Sub-Advisor. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Sub-Advisor. Participation is generally determined in the discretion of the Sub-Advisor, taking into account factors relevant to the portfolio manager’s contribution to the success of the Sub-Advisor.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Sub-Advisor’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Sub-Advisor may also choose, from time to time, to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each employee and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Sub-Advisor’s leadership criteria.

EVERMORE

Sub-Advisor to the International Fund

Because Mr. Marcus may manage other accounts, including accounts that may pay higher fees or accounts that may pay performance-based fees, potential conflicts of interest could exist, including potential conflicts between the investment strategy of the International Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between the International Fund and the other accounts.

Mr. Marcus is a member of Evermore. His compensation consists of a fixed based salary and a membership interest in the firm’s profits. Mr. Marcus may also participate in Evermore’s matching 401(k) retirement plan. He may receive bonuses based on the performance of his duties and his contribution to Evermore. The compensation program does not disproportionately reward outperformance by higher fee/performance fee products. Evermore’s profits interest is the primary incentive for persons to maintain employment with Evermore. Evermore believes this is the best incentive to maintain stability of portfolio management personnel.

FMI

Sub-Advisor to the Equity Fund

Patrick J. English. Mr. English’s salary is based upon revenues of FMI. The type of account and source of the revenues has no bearing upon the salary except insofar as they affect the revenues of the company.

Jonathan T. Bloom. Mr. Bloom’s salary and bonus are based upon the revenues of FMI. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

FIRST PACIFIC

Sub-Advisor to the Alternative Strategies Fund

Compensation of the portfolio managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) for the portfolio managers that are equity owners of the firm, participation in residual profits of the firm.

The bonus calculation has both variable and fixed components and is primarily based on the revenues received on the assets managed by the portfolio managers, including the relevant account’s assets. The most significant portion of the variable component is based upon the firm’s assessment of the portfolio managers’ performance in three key areas: long-term performance, team building, and succession planning. The firm assesses long-term performance over a full market cycle, which generally lasts between five and ten years. Other considerations include portfolio manager and strategy recognition, client engagement and retention, and business development. The portfolio managers can receive 100% of their variable participation even if the strategy is closed to investors. In addition, the value of a portfolio manager’s equity ownership interest in the firm is dependent upon his ability to effectively manage the business over the long term, which includes the three main components discussed above: long-term performance, team-building and succession planning.

First Pacific believes this compensation structure aligns the interests of the portfolio managers with those of investors by reducing conflicts such as disparate compensation structures, establishing appropriate fee rates for accounts in the strategy and keeping the portfolio managers incentivized in areas such as long-term performance, team building and succession.

If the portfolio manager is an equity owner of the firm, then the value of the portfolio manager’s ownership interest is dependent upon his ability to effectively manage the business over the long term.

Compensation for some of the firm’s investment professionals involved in the management of certain UCITs accounts is governed by the provisions of the firm’s Remuneration Policy which is designed to comply with requirements mandated by the European Securities and Markets Authority’s ‘Guidelines on sound remuneration policies under the UCITS Directive and AIFMD.

GUGGENHEIM

Sub-Advisor to the High Income Alternatives Fund

Guggenheim compensates portfolio managers for their management of a fund’s portfolio. Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. The portfolio managers’ incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments, including through deferred compensation programs. All employees of Guggenheim are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year. Guggenheim’s deferred compensation programs include equity that vests over a period of years, including equity in the form of shares of fund(s) managed by the particular portfolio manager. The value of the fund shares under the deferred compensation program is awarded annually and each award vests over a period of years (generally 4 years). A portfolio manager’s ownership of shares of a fund managed by the portfolio manager may create conflicts of interest that incentivize the portfolio manager to favor such fund over other funds or other accounts.

HARRIS

Sub-Advisor to the Equity Fund and the International Fund

Compensation

Harris receives fees based on the assets under management of the Equity Fund and International Fund, respectively, as set forth in the Investment Sub-Advisory Agreements between Harris and Litman Gregory.

Harris is solely responsible for compensating its portfolio managers. Compensation for each of its portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of the firm. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of Harris and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of such portfolio manager’s base salary and discretionary bonus participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ domestic or international investment group, whether as a portfolio manager, a research analyst or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of the performance of the accounts or the amount of assets under management. Performance is measured in a number of ways, including by funds, accounts and by strategy, and is compared to one or more of the following benchmarks: S&P 500® Index, Russell Mid-Cap® Value Index, Russell 1000® Value Index, Lipper Balanced Funds Index (60% S&P 500® Index and 40% Barclays Bond Index), MSCI World Index, MSCI World ex U.S. Index, MSCI World ex-U.S. Small Cap Index and Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over short and long term periods, including one year, three years, five years, ten years and since a fund’s inception or since a portfolio manager has been managing a fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

LAZARD

Sub-Advisor to the International Fund

Lazard compensates key investment personnel by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.

Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment; (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

A variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain accounts in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenues or assets generated by the accounts managed by such portfolio management teams.

LITMAN GREGORY

Advisor to the Funds

Litman Gregory’s portfolio managers are compensated based on a fixed salary and a distribution of Litman Gregory’s profits commensurate with the portfolio managers’ respective ownership percentages in the parent company of the Advisor.

LOOMIS SAYLES

Sub-Advisor to the Alternative Strategies Fund

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan and a defined benefit plan to all employees hired before May 3, 2003.

Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed income managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the firm’s Chief Investment Officer and senior management. The Chief Investment Officer and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The benchmark used for the investment style utilized for the Alternative Strategies Fund is the 3-Month LIBOR. The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A portfolio manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five- or seven-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed income manager performance because Loomis Sayles believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles.

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

General

Most mutual funds do not directly contribute to a portfolio manager’s overall compensation because Loomis Sayles uses the performance of the portfolio manager’s institutional accounts compared to an institutional peer group. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation and apply to certain portfolio managers, certain other investment talent, and certain high-ranking officers. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	The plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	Upon retirement a participant will receive a multi-year payout for his or her vested units;

•	Participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan grants participants an annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants, but there is a non-solicitation covenant.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan(s) was/were initially offered to portfolio managers and over time, the scope of eligibility widened to include other key investment professionals. Management has full discretion over what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

In addition, portfolio managers may also participate in the Loomis Sayles deferred compensation plan which requires all Loomis Sayles employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those Loomis Sayles employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the Loomis Sayles employee’s behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.

NEUBERGER BERMAN

Sub-Advisor to the High Income Alternatives Fund

Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. Neuberger Berman is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of the Neuberger Berman organization (“NB”). Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of Neuberger Berman’s long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in NB’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. Neuberger Berman also offers an equity acquisition program which allows employees a more direct opportunity to invest in NB. For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.

Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of NB investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to NB investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader NB portfolio.

Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual restrictive covenant arrangements.

NUANCE

Sub-Advisor to the Equity Fund

The Nuance team is compensated in three ways: salary, bonus and profit sharing. The profit sharing component of the compensation is motivation to stay loyal to the firm and participate in its growth through the overall profitability of the firm. It is paid monthly. Additionally, all employees of Nuance have a clear path to “equity rights” – without upfront capital that can be difficult for families. These rights grant true equity value without the upfront investment which adds clear retentive qualities

Scott Moore, President, Co-Chief Investment Officer, and portfolio manager, owns 78.12% of Nuance. As such, his performance is tied to the profits of the firm. He firmly believes that the profits of the firm will coincide directly with the success of the investment products he manages with his team. The vast majority of his compensation has a direct correlation with the success of his clients and their experience as clients with Nuance.

PICTET

Sub-Advisor to the International Fund

Pictet’s remuneration policy aligns individuals’ pay with the interests of Pictet’s clients and the long-term performance of the business.

Pictet’s Managing Partners, as part of the responsibilities of the Partners’ Committee, oversee all remuneration policies and provide independent oversight for remuneration decisions. The Partners’ attention to a sound risk management approach protects investors, the Pictet Group, Pictet, and employees. Pictet’s remuneration policy complies with regulatory requirements and external best practices.

An individual’s total compensation typically comprises a fixed salary; a performance related bonus; Pictet Parts (linking pay to Group results); and, for key senior executives, Long-Term Incentive Plan Units (linking pay to the long-term growth and continued success of Pictet). The variable elements of pay create a direct link between pay and performance, aligning Pictet’s staff’s incentives with the best interests of Pictet’s clients. The appropriate mix of different pay elements and deferrals ensures that an individual’s compensation is appropriately stable over time and encourages responsible risk-taking and sustainable performance for Pictet’s clients.

SANDS CAPITAL

Sub-Advisor to the Equity Fund

The primary goal of Sands Capital’s compensation and equity plans is tying the firm’s key contributors to the success of its clients. Sands Capital believes a carefully built compensation plan combined with an equity plan have been critical elements in the firm’s ability to attract and retain talent and deliver on our mission.

Investment professionals benefit from (1) a competitive salary; (2) a qualitative bonus: paid annually and based on each individual’s responsibilities and objectives that are agreed upon at the beginning of each year; (3) a 401(k) plan with a profit sharing component; and (4) an investment results bonus: calculated as each strategy’s value added versus their respective benchmarks over 1-, 3-, and 5-year periods—weighted toward longer time periods—this bonus is a significant component of compensation and aligns objectives and rewards with those of our clients’ results. Lastly, senior members of the firm are equity partners.

SBH

Sub-Advisor to the Smaller Companies Fund

Compensation for investment professionals generally consists of base salary and potential incentive compensation, as well as possible equity ownership in the firm. Investment professionals are paid a salary that is competitive with industry standards, along with a team-based incentive bonus based on revenues derived from SBH’s investment strategies managed by the investment professional. Individual incentive allocation is merit based as determined by the portfolio manager, with final approval from SBH’s Chief Executive Officer. SBH believes that revenue-based compensation encompasses all aspects of the overall results we deliver to our clients, including investment performance. Portfolio managers may also participate in SBH’s defined contribution retirement plan, which includes normal matching provisions in accordance with applicable tax regulations.

WATER ISLAND

Sub-Advisor to the Alternative Strategies Fund

Investment professionals are compensated with salary and a bonus based on individual performance, both relative and absolute fund performance, and profitability of Water Island. Profit sharing in Water Island may also be included as potential compensation. In addition, Water Island believes employee ownership and the opportunity for all employees to hold ownership interests in Water Island fosters teamwork and encourages longevity in tenure. Ownership shares may be issued to employees based on tenure, position, and contribution to Water Island. Water Island’s policies help ensure that the financial interests of its key investment personnel are aligned with its clients’ financial interests. Water Island also expends efforts to help ensure it attracts and retains key investment talent. Its goal is to focus its employees on long-term rather than short-term performance and to encourage employee retention.

WELLSCAP

Sub-Advisor to the Equity Fund and the Smaller Companies Fund

The compensation structure for WellsCap’s Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. WellsCap participates in third party investment management compensation surveys for market-based compensation information to help support individual pay decisions. In addition to surveys, WellsCap also considers prior professional experience, tenure, seniority and a Portfolio Manager’s team size, scope and assets under management when determining his/her fixed base salary. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo’s 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

WellsCap’s investment incentive program plays an important role in aligning the interests of our portfolio managers, investment team members, clients and shareholders. Incentive awards for portfolio managers are determined based on a review of relative investment and business/team performance. Investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Average Annual Total Returns” table in the Prospectus. Once determined, incentives are awarded to portfolio managers annually, with a portion awarded as annual cash and a portion awarded as long term incentive. The long term portion of incentives generally carry a pro-rated vesting schedule over a three year period. For many of our portfolio managers, WellsCap further requires a portion of their annual long-term award be allocated directly into each strategy they manage through a deferred compensation vehicle. In addition, our investment team members who are eligible for long term awards also have the opportunity to invest up to 100% of their awards into investment strategies they support (through a deferred compensation vehicle).

Portfolio Manager Securities Ownership

The table below identifies the dollar range of Fund shares beneficially owned by each portfolio manager of such Fund, as of December 31, 2019.

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Chad Baumler/
Equity Fund	A

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Benjamin (Ben) Beneche/
International Fund	A
Adam Bloch/
High Income Alternatives Fund	C
Jonathan T. Bloom/
Equity Fund	A
Jeffrey Bronchick/
Smaller Companies Fund	A
Steven Brown/
High Income Alternatives Fund	C
Jack Chee/
Equity Fund	C
International Fund	D
Smaller Companies Fund	A
Alternative Strategies Fund	E
High Income Alternatives Fund	E
Christopher C. Davis/
Equity Fund	A
Jeremy DeGroot/
Equity Fund	E
International Fund	E
Smaller Companies Fund	E
Alternative Strategies Fund	E
High Income Alternatives Fund	E
Derek Devens/
High Income Alternatives Fund	C
Mark T. Dickherber/
Smaller Companies Fund	A
Adam Dwinells/
Alternative Strategies Fund	A
Matthew Eagan/
Alternative Strategies Fund	A
Patrick J. English/
Equity Fund	A
Roger Foltynowicz/
Alternative Strategies Fund	A
Danton Goei/
Equity Fund	A
Jeffrey Gundlach/
Alternative Strategies Fund	A
Paul Harrison/
Alternative Strategies Fund	A
David G. Herro/
International Fund	D
Andrew Hofer/
High Income Alternatives Fund	A
Neil Hohmann/
High Income Alternatives Fund	A
Rajat Jain/
Equity Fund	A
International Fund	D
Smaller Companies Fund	B
Alternative Strategies Fund	C
High Income Alternatives Fund	A

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Stephen Kealhofer/
Alternative Strategies Fund	A
Kevin Kearns/
Alternative Strategies Fund	A
Paul Kunz/
High Income Alternatives Fund	A
Mark Landecker/
Alternative Strategies Fund	A
Mark Little/
International Fund	A
Gregg Loprete/
Alternative Strategies Fund	E
David E. Marcus/
International Fund	A
Greg Mason/
High Income Alternatives Fund	A
Clyde S. McGregor/
Equity Fund	A
Scott Minerd/
High Income Alternatives Fund	A
Scott Moore/
Equity Fund	A
Todd Munn/
Alternative Strategies Fund	D
Shaun P. Nicholson/
Smaller Companies Fund	A
William C. Nygren/
Equity Fund	A
John Orrico/
Alternative Strategies Fund	A
Fabio Paolini/
International Fund	A
Steven Romick/
Alternative Strategies Fund	A
Frank M. Sands/
Equity Fund	A
Brian Selmo/
Alternative Strategies Fund	A
Jeffrey Sherman/
Alternative Strategies Fund	A
A. Michael Sramek/
Equity Fund	A
Jason Steuerwalt/
Equity Fund	B
International Fund	C
Alternative Strategies Fund	D
High Income Alternatives Fund	D
Todd Vandam/
Alternative Strategies Fund	A
Anne Walsh/
High Income Alternatives Fund	A
Troy Ward/
High Income Alternatives Fund	A

Portfolio Manager/ Fund(s) Managed	Dollar Range of Securities Owned
Richard T. Weiss/
Equity Fund	G
Smaller Companies Fund	G

Key of Dollar Ranges for Table: A – None; B – $1 to $10,000; C – $10,001 to $50,000; D – $50,001 to $100,000; E – $100,001 –$500,000; F –  $500,001 – $1,000,000; G – Over $1,000,000.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor as a part of the Advisor’s general management of the Funds, subject to the Board’s continuing oversight. The policy of the Trust is also to adopt the policies and procedures used by the Advisor to vote proxies relating to portfolio securities held by its clients.

The following information is a summary of the proxy voting policies and procedures of the Advisor and the Sub-Advisors.

LITMAN GREGORY

Advisor to the Funds

It is the Advisor’s policy to vote all proxies received by the Funds in a timely manner. In general, the Advisor will vote in accordance with its pre-determined voting guidelines (the “Guidelines”). However, the Advisor reserves the right to depart from any of the Guidelines and make a voting decision on a case-by-case basis. Although many proxy proposals will be covered by the Guidelines, the Advisor recognizes that some proposals require special consideration, and the Advisor will make a decision on a case-by-case basis in these situations. Where such a case-by-case determination is required, the Advisor’s proxy voting coordinator may, but is not required to, consult with other personnel of the Advisor to determine the appropriate action on the matter.

Unless otherwise instructed by the Funds, the Advisor may, and generally will, delegate the responsibility for voting proxies relating to the Funds’ portfolio securities to one or more of the Sub-Advisors. To the extent such responsibility is delegated to a Sub-Advisor, the Sub-Advisor shall assume the fiduciary duty and reporting responsibilities of the Advisor. Unless otherwise instructed by the Funds or the Advisor, the Sub-Advisor shall apply its own proxy voting policies and procedures.

The Advisor’s duty is to vote in the best interests of the Funds’ shareholders. In situations where the Advisor determines that a proxy proposal raises a material conflict of interest between the interests of the Advisor, the Funds’ principal underwriter, or an affiliated person of the Advisor or the principal underwriter and that of one or more Funds, the conflict shall be resolved by voting in accordance with a predetermined voting policy. However, to the extent that (1) no pre-determined voting policy applies to the specific proposal or (2) there is an applicable pre-determined voting policy, but the Advisor has discretion to deviate from such policy, the Advisor shall disclose the conflict to the Board and seek the Board’s direction or consent to the proposed vote prior to voting on such proposal.

ARES

Sub-Advisor to the High Income Alternatives Fund

Ares recognizes that proxy voting is an important right of shareholders and that reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Where Ares been granted discretion by a client to exercise by proxy the voting rights of securities beneficially owned by such client, Ares will exercise all voting rights delegated to it by the client. In determining how to vote, investment professionals will consult with each other, taking into account the interests of each client as well as any potential conflicts of interest. In general, Ares will vote proxies in accordance with internally established general guidelines relating to such matters as election of directors, changes in capital structure, corporate restructurings, corporate governance, anti-takeover measures and social and corporate responsibility, unless Ares’ agreement with the client requires it to vote proxies in a certain way or Ares determined otherwise due to specific and unusual facts and circumstances with respect to a particular vote.

Ares retains records pertaining to proxy voting including all proxy statements received and records of votes cast.

BBH

Sub-Advisor to the High Income Alternatives Fund

As part of BBH’s annual review of its compliance policies and procedures, BBH will consider the independent third party proxy agent’s (“Proxy Adviser’s”) (and to the extent proxy voting is delegated to a sub-adviser, such sub-adviser’s) capacity and competency to analyze proxy voting matters, whether the Proxy Adviser has an effective process for seeking input from issuers and clients to ensure current and accurate information, whether the Proxy Adviser has disclosed how it arrives at voting recommendations and the adequacy of the Proxy Adviser’s policies and procedures concerning identifying, disclosing and addressing conflicts of interests and that voting determinations are not based on potential factual errors, incompleteness or methodological weaknesses. BBH will seek to evaluate the services of the Proxy Adviser, including any material changes in services or operations and conduct a reasonable investigation into matters on which the Proxy Adviser and the sub-adviser votes to evaluate its compliance with Rule 206(4)-6 under the Advisers Act, including sampling proxy votes.

COVE STREET

Sub-Advisor to the Smaller Companies Fund

Cove Street will vote proxies on behalf of the Smaller Companies Fund in a manner that it believes is consistent with the best interests of the Smaller Companies Fund and its shareholders. Absent special circumstances, all proxies will be voted consistent with guidelines established and described in Cove Street’s Proxy Voting Policies and Procedures. A summary of Cove Street’s Proxy Voting Policies and Procedures is as follows:

•

Cove Street generally votes against issues that seek to entrench a board and management of a company through anti-takeover measures, staggered board terms, super majority requirements and poison pill provisions;

•	Cove Street is highly sensitive to any measures that potentially may dilute shareholder interests (i.e. , new issues or excessive management compensation through equity gifting);

•	Cove Street will not vote shares in favor of social issues unless it believes it will advance shareholder value; and

•

Cove Street generally votes in favor of measures that provide shareholders with greater ability to nominate directors, hold directors and management accountable for performance, and allow shareholders to directly vote on takeover proposals by third parties.

DAVIS ADVISORS

Sub-Advisor to the Equity Fund

Davis Advisors votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients’ holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients’ investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts known to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Policies and Procedures and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

The most important factors that Davis Advisors considers in evaluating proxy issues are: (i) the company’s or management’s long-term track record of creating value for shareholders, with the recommendations of management with a good record of creating value for shareholders given more weight than those of managements with a poor record; (ii) whether, in Davis Advisors’ estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long-term performance resulted from poor management or from factors outside of managements control.

Other factors that Davis Advisors considers may include:

(a) Shareholder oriented management.  One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They also will have a record of taking actions and supporting policies designed to increase the value of the company’s shares and thereby enhance shareholder wealth. Davis Advisors’ research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions that could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor that may be taken into consideration in proxy voting.

(b) Allowing responsible management teams to run the business.  Because Davis Advisors generally tries to invest with “owner oriented” managements (see above), Davis Advisors votes with the recommendation of management on most routine matters, unless circumstances such as long-standing poor performance or a change from Davis Advisors’ initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management’s ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance.  Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

(d) Support compensation policies that reward management teams appropriately for performance.  Davis Advisors believes that well-thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In Davis Advisors’ view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where Davis Advisors feels that the compensation practices at companies it owns are not acceptable, Davis Advisors will exercise its discretion to vote against compensation committee members and specific compensation proposals.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisors’ Proxy Procedures and Policies provide additional explanation of the analysis Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. Davis Advisors’ Proxy Oversight Group is charged with resolving material potential conflicts of interest it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy

Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation including by the following means: (1) Votes consistent with the “General Proxy Voting Policies,” are to be consistent with the best interests of clients; (2) Davis Advisors may disclose the conflict to the client and obtain the client’s consent prior to voting the proxy; (3) Davis Advisors may obtain guidance from an independent third party; (4) the potential conflict may be immaterial; or (5) other reasonable means of resolving potential conflicts of interest to effectively insulate the decision on how to vote client proxies from the conflict.

DCI

Sub-Advisor to the Alternative Strategies Fund

DCI generally invests in fixed income securities that do not involve proxy votes. However, DCI has adopted a Proxy Voting Policy to govern situations under which DCI has responsibility for voting proxies for the Alternative Strategies Fund consistent with the best economic interests of the Alternative Strategies Fund. In the case of a proxy vote involving a security held by the Alternative Strategies Fund, it is DCI’s policy to generally vote proxies in accordance with the recommendations set forth by the issuer’s management. There may be times, however, when DCI determines that it is in the best interests of the Alternative Strategies Fund to vote against management’s recommendation. In such circumstances, the Best Execution Committee or its designee will decide how to vote the proxy at issue. DCI reserves the right, on occasion, to abstain from voting a proxy or a specific proxy item when it concludes that the cost of voting the proxy outweighs the potential benefit or when DCI otherwise believes that voting does not serve the Alternative Strategies Fund’s best interests. To the extent applicable, voting proxies in non-U.S. markets may give rise to a number of administrative issues that may prevent DCI from voting proxies for certain companies in these jurisdictions.

Were a conflict of interest to arise between DCI and the Alternative Strategies Fund regarding the outcome of a proxy vote, DCI is committed to resolving the conflict in the best interest of the Alternative Strategies Fund before it votes the proxy at issue. If the conflict is not resolvable, DCI may disclose the conflict to the Alternative Strategies Fund and obtain the Alternative Strategies Fund’s consent before voting or seek the recommendation of a third party in deciding how to vote. DCI will maintain a record of proxy voting decisions.

DOUBLELINE

Sub-Advisor to the Alternative Strategies Fund

DoubleLine determines how to vote proxies relating to portfolio securities pursuant to its written proxy voting policies and procedures, which have been adopted pursuant to Rule 206(4)-6 under the Advisers Act (the “DoubleLine Proxy Policy”). The DoubleLine Proxy Policy also applies to any voting rights and/or consent rights on behalf of the portfolio securities, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The DoubleLine Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the funds managed by DoubleLine and their shareholders. Under the DoubleLine Proxy Policy, DoubleLine will review each proxy to determine whether there may be a material conflict between DoubleLine and the fund. If no conflict exists, DoubleLine will vote the proxy on a case-by-case basis in the best interest of each client under the circumstances, taking into account, but not necessarily being bound by, any recommendation made by any third party vendor that has been engaged by DoubleLine to provide recommendations on the voting of proxies.

If a material conflict does exist, DoubleLine will seek to resolve any such conflict in accordance with the DoubleLine Proxy Policy, which seeks to resolve such conflict in the relevant fund’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the recommendation of an independent third-party service provider; (iii) voting in accordance with the instructions of the relevant fund’s board, or any committee thereof; or (iv) not voting the proxy. In voting proxies, including those in which a material conflict may be determined to exist, DoubleLine may also consider the factors and guidelines included in the DoubleLine Proxy Policy.

In certain limited circumstances, particularly in the area of structured finance, DoubleLine may enter into voting agreements or other contractual obligations that govern the voting of shares and, in such cases, will vote any proxy in accordance with such agreement or obligation.

In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting a proxy, which more typically might be the case with respect to proxies of non-U.S. issuers, DoubleLine reserves the right to not vote a proxy unless it determines that the potential benefits of voting the proxy exceed the expected cost to the relevant fund.

DoubleLine supervises and periodically reviews its proxy voting activities and implementation of the DoubleLine Proxy Policy.

EVERMORE

Sub-Advisor to the International Fund

Evermore has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that Evermore votes proxies relating to equity securities in the best interest of clients.

In voting proxies, Evermore is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. Evermore attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. Evermore may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve Evermore of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, Evermore generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that Evermore considers in voting on such issue, Evermore votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that Evermore considers in voting on such issue, Evermore votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that Evermore considers in voting on such issues fall into a variety of categories, including election of trustees, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and trustee compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause Evermore to abandon a policy that would have otherwise applied to issuers generally. Evermore’s policy is to vote all proxies from a specific issuer in the same way for each client absent qualifying restrictions from the client.

In furtherance of Evermore’s goal to vote proxies in the best interest of clients, Evermore follows procedures designed to identify and address material conflicts that may arise between Evermore’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, Evermore reviews its relationship with the issuer of each security to determine if Evermore or any of its employees has any financial, business or personal relationship with the issuer. Evermore is also sensitive to the fact that a significant, publicized relationship between an issuer and a non- affiliate might appear to the public to influence the manner in which Evermore decides to vote a proxy with respect to such issuer.

Evermore’s CCO reviews and addresses conflicts of interest brought to his or her attention. A proxy issue that will be voted in accordance with a stated position on an issue is not brought to the attention of the CCO for a conflict of interest review because Evermore’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy. With respect to a conflict of interest brought to its attention, the CCO first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Evermore’s decision-making in voting proxies.

If it is determined by the CCO that a conflict of interest is not material, Evermore may vote proxies notwithstanding the existence of the conflict. If it is determined by the CCO that a conflict of interest is material, the

CCO is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

Evermore’s Proxy Voting Policies and Principles

Evermore’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Evermore’s organization, including the investment team, chief operating officer, chief financial officer, chief compliance officer, operations personnel, and outside legal counsel. The Board of Trustees of the Trust will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Evermore believes to be good corporate governance and behavior:

Board of Directors. The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Evermore supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Evermore will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Evermore will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Evermore will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Evermore evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. Evermore generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, Evermore will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors. Evermore will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, Evermore will examine proposals relating to non-audit relationships and non-audit fees. Evermore will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Evermore believes that executive compensation should be directly linked to the performance of the company. Evermore evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Evermore will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Evermore will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less. Severance compensation arrangements will be reviewed on a case-by-case basis, although Evermore will generally oppose “golden parachutes” that are considered excessive. Evermore will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders. Evermore will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues. Evermore generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Evermore conducts an independent review of each anti-takeover proposal. On occasion, Evermore may vote with management when the investment team has concluded that the proposals are not onerous and would not harm Advisory Clients’ interests as stockholders. Evermore generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Evermore will closely evaluate shareholder rights plans on a case-by-case basis to determine whether or not they warrant support. Evermore will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Evermore generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Evermore usually supports “fair price” provisions and confidential voting.

Changes to Capital Structure. Evermore realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Evermore will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Evermore will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Evermore will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Evermore will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring. Mergers and acquisitions will be subject to careful review by Evermore to determine whether they would be beneficial to shareholders. Evermore will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental, Social and Governance Issues. As a fiduciary, Evermore is primarily concerned about the financial interests of its advisory clients. Evermore will generally give management discretion with regard to social, environmental and ethical issues although Evermore may vote in favor of those issues that are believed to have significant economic benefits or implications. Evermore generally supports the right of shareholders to call special meetings and act by written consent. However, Evermore will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or waste company resources for the benefit of a small minority of shareholders.

Global Corporate Governance. Evermore manages investments in countries worldwide. Many of the tenets discussed above are applied to Evermore’s proxy voting decisions for international investments. However, Evermore must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, Evermore’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

Proxy Voting Procedures

Evermore utilizes the Institutional Shareholder Services Inc. (“ISS”) ProxyExchange voting and research platform to access proxy vote recommendations, research reports, execute vote instructions, and run proxy voting reports. Custodians of the Evermore’s client accounts notify ISS of any pending proxies related to such accounts. Evermore’s Investment Team reviews corporate management vote recommendations, ISS vote recommendations, and any other relevant documentation to make a final determination on how to vote for each proposal contained within a given proxy. The final proxy vote is then submitted via the ISS ProxyExchange platform. All proxy votes submitted on the ISS ProxyExchange platform are saved and may be retrieved at a later date.

FMI

Sub-Advisor to the Equity Fund

Policies

FMI will vote proxies in a manner that FMI feels best protects the interests of the common shareholder. FMI will look critically upon any issue or vote that will limit or reduce the prerogatives and/or influence of the common shareholders. To assist in its review of the proxies FMI receives, FMI may refer to the analyses and voting recommendations of an independent, third party proxy service provider (e.g., Glass, Lewis & Co., LLC, Institutional

Shareholder Services Inc., etc. (each, a “Proxy Service Provider”)). While FMI may consider the analyses and recommendations provided by a Proxy Service Provider in making a final voting decision, FMI does not consider recommendations from a Proxy Service Provider to be determinative of its ultimate decision. Rather, FMI exercises its independent judgment in making voting decisions (except as discussed below).

The following statement of policies is couched in terms of FMI’s general posture on various issues, recognizing that there are always exceptions.

Administrative Issues

FMI will generally vote in favor of the re-election of directors and the appointment of actuaries, auditors, and similar professionals. FMI will also vote in favor of programs of indemnification of directors, which are consistent with common practice. The changing of auditors raises a yellow flag, and FMI tries to determine the reasons for any change. If the change results from a dispute between the company and the auditors, and FMI feels the auditor’s position is correct, FMI will vote against making a change.

Management Entrenchment Issues

FMI will generally vote against any proposal or policy that seeks to prevent the takeover of a company that is in receipt of a bona fide offer, whether friendly or otherwise. Such anti-takeover policies may include, but are not limited to, poison pill, super-majority voting, golden parachute arrangements, and staggered board arrangements, where that represents a change from a standard board. FMI will generally vote in favor of maintaining preemptive rights for shareholders, one share/one vote, and cumulative voting rights. Generally FMI will support proposals calling for majority vote for directors and separation of the Chairman and CEO roles.

FMI will tend to vote against creation of classes of stock with superior voting rights, which protect management’s voting control despite reduced financial commitment of management to the company. FMI will evaluate proposals, such as changing state of incorporation, fiscal year, or corporate charter, in light of specific circumstances prompting the proposal, to determine whether the proposed change would reduce shareholders’ rights.

Mergers and Acquisitions

Voting on mergers, acquisitions, or spin-offs requires an evaluation of the impact of those transactions upon the company, and FMI will vote based upon its assessment of what is best for the company and therefore the shareholders. With respect to a proposed takeover of the company, FMI initially evaluates an offer for the company in terms of the fairness of the price. FMI does this in the context of a two- to three-year time horizon to avoid selling at a premium over a temporarily depressed stock price. FMI would generally vote in favor of offers that represent a fair price, paid either in cash or in exchange for liquid securities of strong acquiring firms. FMI will oppose offers which FMI feels represent an unfair price, and FMI will oppose offers where shareholders are asked to finance a takeover by taking back debt or preferred stock of questionable quality. FMI tends to be skeptical of management-led leveraged buyouts, as FMI feels it is very difficult for them to be objective as to the value of the company when they are the purchaser.

Management Incentives

FMI strongly favors programs that encourage outright stock ownership as opposed to conventional option plans. In limited cases, when the options are earmarked for lower level employees and the absolute amount is modest, FMI will vote affirmatively. FMI generally votes against traditional stock option plans. Typical option plans result in a misalignment of management and shareholder interests, due to the asymmetrical risk profile of an option. Since there is no downside risk, management has an incentive to take excessive risk. In short, executives tend to cease thinking like true owners. FMI likes to see senior and executive level managers own stock in multiples of their annual salary.

Ideally FMI prefers to see bonuses and incentive awards paid in stock (with a vesting period), rather than cash or options. FMI looks for stock award plans to be based on tangible operating performance metrics, such as return-on-invested capital or profit margin.

Additionally, when FMI deems management as excessively compensated, FMI will likely vote against any kind of additional reward plan, even if the plan by itself looks reasonable.

Social Issues

It is FMI’s belief that socially responsible companies have, over time, provided superior investment returns for long-term investors. Fair hiring and inclusiveness with respect to women and minorities create a positive corporate culture that offers greater opportunities for growth for all employees, with concomitant rewards for shareholders of the company. A responsible corporate policy with respect to environmental issues is critical to all of us.

FMI’s general posture with respect to social issues is to support management so long as they are complying with the spirit of the laws and regulations of the United States of America. Shareholder proposals must be considered on a case-by-case basis. The number of specific issues that FMI has seen raised on proxy votes with respect to social and labor issues are increasing. Since there is much “gray” and little “black and white” with respect to the level of corporate commitment to many of the social issues, and since FMI is generally supportive of the goals and policies of the companies that FMI owns, FMI would tend to vote in favor of management on these issues absent evidence that the company is abusing FMI’s trust, or direction from FMI’s clients to the contrary. If it is the desire of a client to provide input and direction on the voting of proxies with respect to certain issues, FMI would be more than happy to advise them when such issues arise and to defer to their wishes in voting on those issues.

Conflicts of Interest

FMI strives to ensure that all conflicts of interest are resolved in the best interests of its clients. When there is an apparent conflict of interest, or the appearance of a conflict of interest (e.g., where FMI may receive fees from a company for advisory or other services at the same time that FMI has investments in the stock of that company), FMI will vote with management on those issues on which brokerage firms are allowed to vote without customer approval under NYSE rules (e.g., directors and auditors). In all other cases involving a conflict or appearance of a conflict, FMI will cause the proxies to be voted in accordance with the recommendations of a Proxy Service Provider.

Procedures

FMI has the responsibility and authority to vote proxies with respect to the securities under its management unless the right to vote proxies is expressly reserved for the client, plan trustees or other plan fiduciary. FMI will advise the pension committee, board of trustees, custodian or client to forward all proxy materials to its offices and will take reasonable steps to ensure that they are received. FMI will review the issues to be voted upon and vote the proxies in accordance with the policies stated above, unless directed otherwise by the client. FMI will maintain and monitor all meeting, ballot, account and vote information, and make this information available to clients upon request.

In situations where securities held in a portfolio are not generally owned “across the board” in all client accounts with the same investment style (i.e., small holdings), FMI will vote those proxies based upon the management’s recommendations.

Proxies cannot be voted on any securities that have been loaned out by the client. Where securities have been loaned out and a vote is required regarding a material event, FMI will attempt to recall the loaned security in order to vote the proxy. This does not apply to “small holdings” as defined above. Please note that in certain circumstances, securities on loan may not be recalled due to circumstances beyond the control of FMI.

FIRST PACIFIC

Sub-Advisor to the Alternative Strategies Fund

First Pacific has implemented Proxy Voting Policies and Procedures, which underscore First Pacific’s concern that all proxy voting decisions be made in the best interests of the funds it manages and that First Pacific act in a prudent and diligent manner intended to enhance the economic value of the assets of such funds. First Pacific has delegated to Institutional Shareholder Services (“ISS”), an independent service provider, the administration of proxy voting for the portfolio securities held in the accounts managed by First Pacific, including the Alternative Strategies Fund, subject to First Pacific’s continuing oversight.

Where a proxy proposal raises a material conflict between First Pacific’s interests and a fund’s interests, First Pacific will resolve the conflict as follows: First Pacific will convene an internal group of senior First Pacific employees who are independent from the conflict of interest issue and after review of the issue and any associated documentation, the internal group will propose a course of action that they determine is in the best interest of the applicable First Pacific client(s). The internal group may take, but is not limited to, the following courses of action: (i) First Pacific may consult with the board of directors for a course of action; (ii) First Pacific may vote in accordance with the recommendation of its proxy voting service provider; (iii) First Pacific may seek client consent for the vote recommended by the Portfolio Manager; (iv) First Pacific may engage an independent third party to provide a recommendation on how to vote the proxy; or (iv) First Pacific may abstain from voting the proxy. First Pacific will vote the proxy or abstain from voting the proxy pursuant to the internal group’s instructions.

In certain instances, First Pacific may elect not to vote a proxy or otherwise be unable to vote a proxy on a client’s behalf. Such instances may include, but are not limited to: (i) a de minimis number of shares held; (ii) potential adverse impact on the client’s portfolio of voting such proxy (e.g., share blocking or short-term prohibitions on selling the issuer’s shares after the vote); or (iii) logistical or other considerations related to non-U.S. issuers (e.g., where an investment company’s legal structure may not be recognized in the relevant jurisdiction). In addition, First Pacific generally will not seek to recall securities that are out on loan for the purpose of voting the securities unless it is in the Fund’s best interests to do so.

GUGGENHEIM

Sub-Advisor to the High Income Alternatives Fund

Guggenheim’s Proxy Voting Policies and Procedures (in this section, “Procedures”) are designed to ensure that proxies are voted in the best interests of its clients. Where Guggenheim has been delegated the responsibility for voting proxies, it will take reasonable steps under the Procedures to ensure that proxies are received and voted in the best long-term interests of its clients. Guggenheim will consider all relevant factors without giving undue weight to the opinions of other individuals or groups who may have an economic interest in the outcome of the proxy vote.

The financial interest of Guggenheim’s clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Guggenheim and its clients with respect to proxy voting are resolved in the best interests of the clients. Corporate actions, such as rights offerings, tender offers, and stock splits or actions initiated by holders of a security rather than the issuer (such as reset rights for a CLO) or legal actions, such as bankruptcy proceedings or class action lawsuits are outside the scope of the Procedures.

Guggenheim has adopted the proxy voting guidelines of an outside proxy voting firm, ISS, as Guggenheim’s proxy voting guidelines (in this section, “Guidelines”). Guggenheim has also engaged ISS to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. At inception, Guggenheim will assess the Procedures to determine which Guidelines will be followed. Guggenheim reviews the Guidelines and conducts a due diligence assessment of ISS and the performance of its duties as agent at least annually. Guggenheim may override the Guidelines recommending a vote on a particular proposal if Guggenheim determines a different vote to be in the best interest of the client or if required to deviate under applicable law, rule or regulation. If a proposal is voted contrary to the ISS Guidelines, the reasons will be documented in writing by Guggenheim. Guggenheim seeks to vote securities in the best interest of clients, and will apply the Guidelines regardless whether the issuer, a third party, or both solicit Guggenheim’s vote.

In the absence of contrary instructions received from Guggenheim, ISS will vote proxies in accordance with the Guidelines, as such Guidelines may be revised from time to time. Guggenheim will typically vote proxies itself in two scenarios: (1) the Guidelines do not address the proposal; and (2) Guggenheim has decided to vote some or all of the shares contrary to the Guidelines.

Proposals not addressed by Guidelines: ISS will notify Guggenheim of all proxy proposals that do not fall within the Guidelines (i.e., proposals which are either not addressed in the Guidelines or proposals for which

Guggenheim has indicated that a decision will be made on a case-by-case basis, such as fixed-income securities). If Guggenheim determines that there are no material conflicts of interest, the proposal will be voted in accordance with the recommendation resulting from Guggenheim’s standard process. If there is a material conflict of interest, Guggenheim will follow the procedures outlined below.

Proposal to be voted contrary to Guidelines: When Guggenheim decides that a proposal should be voted contrary to the Guidelines, because it believes it is in the best interest of the client to do so, Guggenheim will determine whether there is a material conflict of interest as to that proposal. If Guggenheim determines that there is no material conflict of interest, Guggenheim will notify to override the proposal from ISS. If there is a material conflict of interest, Guggenheim will follow the procedures outlined below.

Guggenheim occasionally will be subject to conflicts of interest in the voting of proxies due to relationships it maintains with persons having an interest in the outcome of particular votes. Common examples of conflicts in the voting of proxies are: (a) Guggenheim or an affiliate of Guggenheim provides or is seeking to provide services to the company on whose behalf proxies are being solicited, (b) an employee of Guggenheim or its affiliate has a personal relationship with the company’s management or another proponent of a proxy issue, or (c) an immediate family member of the employee of Guggenheim or its affiliates is a director or executive officer of the company. If a material conflict of interest exists as determined by Guggenheim, Guggenheim will attempt to resolve the conflict consistent with the procedures below. In certain cases, Guggenheim occasionally engages and appoints an independent party to provide independent analysis or recommendations with respect to consents, proxy voting, or other similar shareholder or debt holder rights decision (or a series of consents, votes or similar decisions) pertaining to its clients.

If the Guidelines do not address a proposal, or Guggenheim wishes to vote a proposal contrary to the Guidelines, or ISS does not provide a recommendation on a proposal, and Guggenheim has a material conflict of interest as to the vote, then Guggenheim will seek to resolve the conflict in any of the following ways:

•	Refer Proposal to the Client – Guggenheim may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

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Obtain Client Ratification – If Guggenheim is in a position to disclose the conflict to the client (i.e., such information is not confidential), Guggenheim may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client’s consent for how Guggenheim will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

•	Abstain from voting.

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Use another Independent Third Party for All Proposals – Subject to any client imposed proxy voting policies, Guggenheim may vote all proposals in a single proxy according to the policies of an independent third party other than ISS (or have the third party vote such proxies).

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Use another Independent Third Party to Vote Only the Specific Proposals that Involve a Conflict – Subject to any client-imposed proxy voting policies, Guggenheim may use an independent third party other than ISS to recommend how the proxy for specific proposals that involve a conflict should be voted (or have the third party vote such proxies).

The method selected by Guggenheim to resolve the conflict may vary from one instance to another depending upon the facts and circumstances of the situation, but in each case, consistent with its duty of loyalty and care.

Clients may obtain information about how Guggenheim voted proxies on their behalf by contacting Guggenheim.

HARRIS

Sub-Advisor to the Equity Fund and International Fund

Harris believes that proxy voting rights are valuable portfolio assets and an important part of the investment process, and Harris exercises voting responsibilities as a fiduciary solely with the goals of serving the best interests of Harris’ clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. Harris has a Proxy Voting Committee comprised of investment professionals that reviews and recommends policies and procedures regarding proxy voting and ensures compliance with those policies.

In determining the vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and invests in companies in which Harris believes management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of Harris’ investment. Accordingly, on most issues, Harris casts votes in accordance with management’s recommendations. This does not mean that Harris does not care about corporate governance. Rather, it is confirmation that Harris’ process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When Harris believes management’s position on a particular issue is not in the best interests of its clients, Harris will vote contrary to management’s recommendation.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. Harris will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Voting Committee, unless the client has specifically instructed Harris to vote otherwise. Harris’ voting guidelines generally address issues related to boards of directors, auditors, equity based compensation plans, and shareholder rights.

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With respect to a company’s board of directors, Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors, and will usually vote in favor of proposals that ensure such independence.

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With respect to auditors, Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely-related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

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With respect to equity based compensation plans, Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, Harris is opposed to plans that substantially dilute its clients’ ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

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With respect to corporate structure and shareholder rights, Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

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With respect to social responsibility issues, Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company’s board of directors. Harris is focused on maximizing long-term shareholder value and typically will vote against shareholder proposals requesting that a company disclose or amend certain business practices unless Harris believes the proposal would have a substantial positive economic impact on the company.

The Proxy Voting Committee, in consultation with Harris’ Legal and Compliance Departments, is responsible for monitoring and resolving any possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris, or Harris is actively soliciting business from the issuer; (ii) when Harris, is aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when Harris is aware that it has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when Harris is aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company).

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, will vote pursuant to the Guidelines set forth in the Proxy Voting Policy when conflicts of interest arise. However, if Harris believes that voting in accordance with a Guideline is not in the best interest of clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then Harris will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if Harris believes the recommendation of ISS is not in the best interests of clients, then the Proxy Voting Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in the Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

LAZARD

Sub-Advisor to the International Fund

Introduction

Lazard is a global investment firm that provides investment management services for a variety of clients. As a registered investment advisor, Lazard has a fiduciary obligation to vote proxies in the best interests of its clients. Lazard’s Proxy Voting Policy has been developed with the goal of maximizing the long term shareholder value.

Lazard does not delegate voting authority to any proxy advisory service, but rather retains complete authority for voting all proxies delegated to it. Lazard’s policy is generally to vote all meetings and all proposals; and generally to vote all proxies for a given proposal the same way for all clients. The Proxy Voting Policy is also designed to address potential material conflicts of interest associated with proxy voting, and does so principally in setting approved guidelines for various common proposals.

Proxy Operations Department

Lazard’s proxy voting process is administered by members of its Operations Department (Proxy Administration Team). Oversight of the process is provided by Lazard’s Legal/Compliance Department and Lazard’s Proxy Committee.

Proxy Committee

Lazard’s Proxy Committee is comprised of senior investment professionals, members of the Legal/Compliance Department and other Lazard personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy voting proposal) as needed.

Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services, Inc. and by Glass, Lewis & Co. These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve Lazard’s understanding of the issues surrounding a company’s proxy proposals, Lazard’s investment professionals are ultimately responsible for providing the vote recommendation for a given non-routine proposal. Voting for each agenda of each meeting is instructed specifically by Lazard in accordance with the Proxy Voting Policy. ISS also provides administrative services related to proxy voting such as a web-based platform for proxy voting, ballot processing, recordkeeping and reporting.

Voting Process

Lazard votes on behalf of its clients according to proxy voting guidelines approved by the Proxy Committee (the “Approved Guidelines”). The Approved Guidelines determine whether a specific agenda item should be voted ‘For,’ ‘Against,’ or is to be considered on a case-by case basis. The Proxy Administration Team ensures that investment professionals responsible for proxy voting are aware of the Approved Guidelines for each proposal. Voting on a proposal in a manner that is inconsistent with an Approved Guideline requires the approval of the Proxy Committee.

With respect to proposals to be voted on a case-by-case basis, the Proxy Administration Team will consult with relevant investment professionals prior to determining how to vote on a proposal. Lazard generally will treat proxy votes and voting intentions as confidential in the period before votes have been cast, and for appropriate time periods thereafter.

Conflicts of Interest

Meetings that pose a potential material conflict of interest for Lazard are voted in accordance with Approved Guidelines. Where the Approved Guideline is to vote on a case-by-case basis, Lazard will vote in accordance with the majority recommendation of the independent proxy services. Potential material conflicts of interest include:

Lazard manages the company’s pension plan;

The proponent of a shareholder proposal is a Lazard client;

An employee of Lazard (or an affiliate) sits on a company’s board of directors;

An affiliate of Lazard serves as financial advisor or provides other services to the company; or

A Lazard employee has a material relationship with the company.

“Conflict Meetings” are voted in accordance with the Lazard Approved Guidelines. In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe.

Voting Exceptions

It is Lazard’s intention to vote all proposals at every meeting. However, there are instances when voting is not practical or is not, in Lazard’s view, in the best interests of its clients. Lazard does not generally vote proxies for securities loaned by clients through a custodian’s stock lending program.

Environmental, Social and Corporate Governance

Lazard has an Environmental, Social and Corporate Governance (ESG) Policy, which outlines Lazard’s approach to ESG and how Lazard’s investment professionals take ESG issues into account as a part of the investment process. Lazard recognizes that ESG issues can affect the valuation of the companies that it invests in on its clients’ behalf. As a result, Lazard takes these factors into consideration when voting, and, consistent with its fiduciary duty, votes proposals in a way Lazard believes will increase shareholder value.

LOOMIS SAYLES

Sub-Advisor to the Alternative Strategies Fund

Loomis Sayles has adopted and implemented policies and procedures (“Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Procedures, as implemented by the Loomis Sayles Proxy Committee are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matter”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

Loomis Sayles uses the services of third parties (“Proxy Voting Services”) to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. One of Loomis Sayles’ Proxy Voting Services provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service unless Loomis Sayles’ Proxy Committee determines that the client’s best interests are served by voting otherwise. All issues presented for shareholder vote are subject to the oversight of the Proxy Committees either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the clients. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The Proxy Committee’s specific responsibilities include the following: (1) the development, authorization, implementation and updating of the Procedures including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the fund holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established policies and procedures to ensure that proxies are voted in its clients’ best interest and are not affected by any possible conflicts of interests. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interests of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have; and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.

NEUBERGER BERMAN

Sub-Advisor to the High Income Alternatives Fund

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (the “Proxy Voting Policy”) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting. The following is a summary of the Proxy Voting Policy.

Neuberger Berman’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (“Glass Lewis”) to vote proxies in accordance with Neuberger Berman’s voting guidelines, or in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of Glass Lewis.

Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in the requested manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate. the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

NUANCE

Sub-Advisor to the Equity Fund

It is Nuance’s policy, where it has accepted responsibility to vote proxies on behalf a particular client, to vote such proxies in the best interest of its clients and ensure that the vote is not the product of an actual or potential conflict of interest. For client’s that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), it is Nuance’s policy to follow the provisions of any ERISA plan’s governing documents in the voting of plan securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

Responsibility

Where Nuance has accepted responsibility to vote proxies on behalf a particular client, the Co-Chief Investment Officer is responsible for ensuring that proxies are voted in a manner consistent with the proxy voting guidelines adopted by Nuance (the “Proxy Voting Guidelines”) and Nuance’s policies and procedures.

Procedures

Nuance may vote client proxies where a client requests and Nuance accepts such responsibility, or in the case of an employee benefit plan, as defined by ERISA, where such responsibility has been properly delegated to, and assumed by, Nuance. In such circumstances Nuance will only cast proxy votes in a manner consistent with the best interest of its clients or, to the extent applicable, their beneficiaries. Nuance shall, in its Form ADV, generally disclose to clients information about these policies and procedures and how clients may obtain information on how Nuance voted their proxies when applicable. At any time, a client may contact Nuance to request information about how it voted proxies for their securities. It is generally Nuance’s policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.

Nuance’s Trading & Analytics Departments will be responsible for monitoring corporate actions and ensuring that proxies are submitted in a timely manner. Nuance may delegate the responsibility to vote client proxies to one or more persons affiliated with Nuance (such person(s) are hereafter collectively referred to as “Responsible Voting Parties”) consistent with the Proxy Voting Guidelines. Specifically, when Nuance receives proxy proposals where the Proxy Voting Guidelines outline its general position as voting either “for” or “against,” the proxy will be voted by one of the Responsible Voting Parties in accordance with Nuance’s Proxy Voting Guidelines. When Nuance receives proxy proposals where the Proxy Voting Guidelines do not contemplate the issue or otherwise outline its general position as voting on a case-by-case basis, the proxy will be forwarded to the Proxy Voting Committee, which will review the proposal and either vote the proxy or instruct one of the Responsible Voting Parties on how to vote the proxy.

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Parties may vote a proxy contrary to the Proxy Voting Guidelines if, in the sole determination of the Proxy Voting Committee, it is determined that such action is in the best interest of Nuance’s clients. In the exercise of such discretion, the Proxy Voting Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.

The Responsible Voting Parties will document the rationale for all proxies voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of Nuance’s recordkeeping process. In performing its responsibilities the Proxy Voting Committee may consider information from one or more sources including, but not limited to, management of the company presenting the proposal, shareholder groups, legal counsel, and independent proxy research services. In all cases, however, the ultimate decisions on how to vote proxies are made by the Proxy Voting Committee.

Conflicts of Interest

Nuance may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, Nuance may provide services to accounts owned or controlled by companies whose management is soliciting proxies. Nuance, along with any affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

If the Responsible Voting Parties become aware of any potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Proxy Voting Committee. Conflicts of interest will be handled in various ways depending on their type and materiality of the conflict. Nuance will take the following steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict:

Where the Proxy Voting Guidelines outline Nuance’s voting position, as either “for” or “against” such proxy proposal, voting will be in accordance with the its Proxy Voting Guidelines.

Where the Proxy Voting Guidelines outline Nuance’s voting position to be determined on a “case-by-case” basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Proxy Voting Committee depending upon the facts and circumstances of each situation and the requirements of applicable law:

•	Vote the proxy in accordance with the voting recommendation of a non-affiliated third party vendor; or

•	Provide the client with sufficient information regarding the proxy proposal and obtain the client’s consent or direction before voting.

Third Party Delegation

Nuance may delegate, to a non-affiliated third-party vendor, the responsibility to review proxy proposals and make voting recommendations to Nuance. The Chief Compliance Officer will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines. In all cases, however, the ultimate decisions on how to vote proxies are made by the Proxy Voting Committee.

Special Circumstances

Nuance may choose not to vote proxies in certain situations or for certain accounts, such as: (i) where a client has informed Nuance that they wish to retain the right to vote the proxy; (ii) where Nuance deems the cost of voting the proxy would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated Nuance’s services; (iv) where a proxy is received for a security that Nuance no longer manages (i.e., Nuance had previously sold the entire position); and/or (v) where the exercise of voting rights could restrict the ability of an account’s portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

In addition, certain accounts over which Nuance has proxy-voting discretion may participate in securities lending programs administered by the custodian or a third party. Because the title to loaned securities passes to the borrower, Nuance will be unable to vote any security that is out on loan to a borrower on a proxy record date.

PICTET

Sub-Advisor to the International Fund

Pictet uses the services of third party specialists to assist it in proxy voting, including the provision of background research on corporate governance, voting recommendation and transmission of ballots. Voting recommendations are based on Voting Guidelines defined by Pictet and cover matters that are commonly submitted to shareholders, including but not limited to, issues relating to the board of directors, capital structure, auditors, mergers and corporate restructuring. Pictet always reserves the right to deviate from third-party voting recommendations on a case-by-case basis in order to act in the best interests of its clients. Proxy voting statistics are available upon request.

SANDS CAPITAL

Sub-Advisor to the Equity Fund

Sands’ policies and procedures are designed to ensure that Sands is administering proxy voting matters in a manner consistent with the best interests of client and with the firm’s fiduciary duties under applicable law. Sands seeks to discharge the firm’s fiduciary duty to clients for whom Sands has proxy voting authority by monitoring corporate events and voting proxies solely in the best interests of clients. In voting proxies, Sands is neither an activist in corporate governance nor an automatic supporter of management. However, because Sands believes that the management teams of most companies it invests in generally seek to serve shareholder interests, Sands believes that voting proxy proposals in the client’s best economic interests usually means voting with the recommendations of these management teams. Accordingly, Sands believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved.

Sands has established a Proxy Committee that is responsible for (i) the oversight and administration of proxy voting on behalf of Sands’ clients, including developing, authorizing, implementing and updating Sands’ proxy voting policies and procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third party service provider as voting agent to receive proxy statements and/or to provide information, research and other services intended to facilitate the proxy voting decisions made by Sands. The Proxy Committee has established guidelines that are applied generally and not absolutely, such that Sands’ evaluation of each proposal will be performed in the context of the guidelines considering the circumstances of the company whose proxy is being voted. In evaluating a proxy proposal, a research team member may consider information from many sources, including management of the company, shareholder groups and independent proxy research services.

For routine matters which generally means that such matter will not measurably change the structure, management, control or operation of the company and are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company, Sands will vote in accordance with the recommendation of the company’s management, unless, in Sands’ opinion, such recommendation is not conducive to long term value creation. Non-routine matters involve a variety of issues including, but not limited to, directors’ liability and indemnity proposals, executive compensation plans, mergers, acquisitions, and other restructurings submitted to a shareholder vote, anti-takeover and related provisions and shareholder proposals and will require company specific and a case-by-case review and analysis. With respect to matters that do not fit in the categories stated above, Sands will exercise its best judgment as a fiduciary to vote in accordance with the best interest of its clients.

When a Sands client participates in a securities lending program, Sands will not be able to vote the proxy of the shares out on loan. Sands will generally not seek to recall for voting the client shares on loan. However, under rare circumstances, for voting issues that may have a particularly significant impact on the investment, Sands may request a client to recall securities that are on loan if it is determined that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities. The research team member who is responsible for voting the proxy will notify the Proxy Committee in the event he/she believes a recall of loaned securities is necessary. In determining whether a recall of a security is warranted (“Significant Event”), Sands will take into consideration whether the benefit of the vote would be in the client’s best interest despite the costs and the lost revenue to the client and the administrative burden of retrieving the securities. Sands may utilize third-party service providers to assist it in identifying and evaluating whether an event constitutes a Significant Event. The Proxy Committee will review the proxy proposals that have been determined to be Significant Events from time to time and will adjust the foregoing standard as it deems necessary.

For purposes of identifying conflicts, the Proxy Committee will rely on publicly available information about a company and its affiliates, information about the company and its affiliates that is generally known by Sands’ employees and other information known by a member of the Proxy Committee. The Proxy Voting Committee may determine that Sands has a conflict of interest as a result of the following: (1) a significant business relationship which may create an incentive for Sands to vote in favor of management; (2) significant personal or family relationships, meaning those that would be reasonably likely to influence how Sands votes the proxy; and (3) contact with Proxy Committee members for the purpose of influencing how a proxy is to be voted.

In the event that the Proxy Committee determines that Sands has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to Sands’ conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then Sands may vote the proxy in accordance with the recommendation of the research team member. In the event that the Proxy Committee determines that Sands has a material conflict of interest with respect to a proxy proposal, Sands will vote on the proposal in accordance with the determination of the Proxy Committee. Alternatively, prior to voting on the proposal, Sands may (i) contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party; or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how Sands will vote on the proposal. Sands may not address a material conflict of interest by abstaining from voting, unless the Proxy Committee has determined that abstaining from voting on the proposal is in the best interests of clients.

SBH

Sub-Advisor to the Smaller Companies Fund

SBH has adopted proxy voting policies and procedures that address recordkeeping and include provisions that address material conflicts of interest that arise in the proxy voting process. SBH relies on a third-party vendor, Institutional Shareholder Services (“ISS”), to research, vote and record all proxy ballots for the security positions maintained on clients’ behalf and for which the Adviser has voting authority. Annually, SBH reviews ISS’ independence and its Proxy Voting Guidelines. SBH follows ISS’ General Guidelines on most issues for shareholder votes.

The ISS’ Global Voting Principles were launched in 2013 and provide for four key tenets on accountability, stewardship, independence and transparency. These underlie their approach to developing recommendations on management and shareholder proposals at publicly traded companies.

The principles guiding the policy construction intend to assist institutional investors in meeting their fiduciary requirements, with respect to voting, by aiming to promote long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices.

These practices seek to respect shareholder rights and provide appropriate transparency, taking into account relevant laws, customs, and best practice codes of each market and region, as well as the right and responsibility of shareholders to make informed voting decisions.

In the rare instance when a portfolio manager or analyst believes that an ISS recommendation would be to the detriment of SBH’s investment clients, SBH can and will override ISS’ recommendation through a manual vote. If more than one investment team or wealth management portfolio manager holds the security, the decision to override should be authorized by a member of each investment team or the wealth management portfolio manager. The final authorization to override an ISS recommendation must be approved by the Chief Compliance Officer (CCO) or Chief Executive Officer (CEO) of SBH. A written record supporting the decision to override the ISS recommendation will be maintained.

Generally, for stocks traded on foreign exchanges, SBH will exercise its voting authority. However, if SBH believes that by voting, a client will incur excessive expense or that a lack of liquidity of a stock may be an issue or for any other reason that seeks to optimize the benefit to the client, SBH may not exercise its voting authority after considering all relevant factors.

WATER ISLAND

Sub-Advisor to the Alternative Strategies Fund

Water Island intends to exercise a voice on behalf of its shareholders and clients in matters of corporate governance through the proxy voting process. Water Island takes its fiduciary responsibilities very seriously and believes the right to vote proxies is a significant asset of shareholders and clients. Water Island exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its shareholders’ and clients’ investments.

Water Island votes proxies solely in the interests of its clients and believes that any conflict of interest must be resolved in the way that will most benefit its clients. Since the quality and depth of management is a primary factor considered when investing in a company, Water Island gives substantial weight to the recommendation of management on any issue. However, Water Island will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of Water Island’s clients.

Water Island recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Water Island or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. Water Island shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of Water Island with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of Water Island’s business, and to bring conflicts of interest of which they become aware to the attention of Water Island. Water Island shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Board. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Water Island’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If Water Island determines that a conflict of interest is not material, Water Island may vote proxies notwithstanding the existence of a conflict.

WELLSCAP

Sub-Advisor to the Equity Fund and the Smaller Companies Fund

Pursuant to Rule 206(4)-6 under the Advisers Act, WellsCap has adopted Proxy Voting Policies and Procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of its clients. WellsCap exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, WellsCap supports sound corporate governance practices within companies in which they invest.

WellsCap utilizes an independent third-party (“Third-Party”), currently ISS, for voting proxies and proxy voting analysis and research. The Third-Party votes proxies in accordance with ISS’s published Proxy Guidelines. In addition, clients may elect to have WellsCap vote proxies in accordance with guidelines established pursuant to platforms, e.g., Taft-Hartley, to meet their specific business requirements.

To fulfill its fiduciary duties with respect to proxy voting, WellsCap has designated an officer to administer and oversee the proxy voting process and to monitor the Third-Party to ensure its compliance with the Proxy Guidelines.

WellsCap believes that, in most instances, material conflicts of interest can be minimized through a strict and objective application by the Third-Party of the Proxy Guidelines. In cases where WellsCap is aware of a material conflict of interest regarding a matter that would otherwise require its vote, it generally will defer to the Third-Party as to how to vote on such matter in accordance with ISS’ guidelines.

MORE INFORMATION ABOUT PROXY VOTING

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30, are available without charge, upon request, by calling toll-free, 1-800-960-0188 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available without charge, upon request, by calling 1-800-960-0188.

ADMINISTRATOR

State Street Bank and Trust Company (“State Street” or the “Administrator”) serves as the Trust’s administrator pursuant to an Administration Agreement dated September 10, 2014 (the “Administration Agreement”). State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street is located at One Lincoln Street, Boston, MA 02111. Pursuant to the Administration Agreement with the Trust, the Administrator has agreed to furnish statistical and research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust. The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Administration Agreement except for the negligence or willful misconduct of the Administrator, its officers or employees. As compensation for these services, each Fund pays State Street an annual administration fee based upon a percentage of the average net assets of such Fund.

The following table shows administrative fees paid to the Funds’ administrator during the fiscal years or period ended December 31:

Year/ Period	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	High Income Alternatives Fund†
2019	$68,253	$77,315	$14,042	$373,407	$29,097
2018	$61,459	$114,927	$3,157	$371,586	$4,112
2017	$48,862	$63,397	$0	$316,486	N/A
†	The High Income Alternatives Fund commenced operations on September 28, 2018.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Each Management Agreement states that, with respect to the segment of each Fund’s portfolio allocated to the applicable Sub-Advisor, the Sub-Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Sub-Advisor shall not direct orders to an affiliated person of the Sub-Advisor without general prior authorization to use such affiliated broker or dealer by the Board. In general, a Sub-Advisor’s primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances. In selecting a broker-dealer to execute each particular transaction, a Sub-Advisor may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The price to each Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

The aggregate dollar amounts of brokerage commissions paid by the Funds during the last three fiscal years or period are as follows:

Year/ Period	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	High Income Alternatives Fund†
2019	$88,079	$240,390	$43,170	$1,100,634	$38,165
2018	$123,105	$362,996	$43,572	$1,327,250	$32,034
2017	$122,851	$524,719	$64,211	$969,226	N/A
†	The High Income Alternatives Fund commenced operations on September 28, 2018.

Of these amounts, the dollar amount of brokerage commissions paid to the brokers who furnished research services during the last three fiscal years are as follows:

Year	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	High Income Alternatives Fund†
2019	$25,688	$40,552	$13,725	$702,296	$0
2018	$31,989	$13,076	$13,199	$956,389	$0
2017	$36,423	$41,383	$32,705	$275,772	N/A
†	The High Income Alternatives Fund commenced operations on September 28, 2018.

For the fiscal years ended December 31, 2019, 2018 and 2017, the Funds paid no commissions to broker-dealers affiliated with the Advisor or any of the Sub-Advisors.

Subject to such policies as the Advisor and the Board may determine, a Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by its Management Agreement with a Fund or otherwise solely by reason of its having caused any Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Sub-Advisor a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Advisor’s or Advisor’s overall responsibilities with respect to each Fund or other advisory clients. Each Sub-Advisor is further authorized to allocate the orders placed by it on behalf of each Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor or any affiliate of either. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine. Each Sub-Advisor shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis for such allocations.

On occasions when a Sub-Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Sub-Advisor, the Sub-Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

The following Funds acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the most recent fiscal year.

Fund	Broker	Amount
Equity Fund	Citigroup Global Markets, Inc.	$2,900,007
	Bank of America Securities LLC	$2,711,940
	J.P. Morgan Chase & Co.	$2,095,182
Alternative Strategies Fund	Citigroup Global Markets, Inc.	$11,095,591
	Bank of America Securities LLC	$6,667,745
	Jefferies Financial Group, Inc.	$5,037,379
	HSBC Holdings Plc	$1,914,393

Distribution of Fund Shares

The Funds’ principal underwriter is ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions. The Distributor is compensated for performing this service by the Advisor and is not paid by the Funds.

Distribution Plan

As noted in the prospectus, the Trust has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Investor Class of the Alternative Strategies Fund and High Income Alternatives Fund.

Under the Distribution Plan, the Alternative Strategies Fund and High Income Alternatives Fund are authorized to pay the Distributor for distribution services related to Investor Class shares (the “Distribution Fee”) at an annual rate of 0.25% of such Funds’ average daily net assets attributable to Investor Class shares. The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of such Funds’ Investor Class shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred. Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Investor Class of the Alternative Strategies Fund and High Income Alternatives Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distributor may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares, the printing and mailing of prospectuses, statements of additional information and reports to prospective shareholders, the printing and mailing of sales literature, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Alternative Strategies Fund and High Income Alternatives Fund may, from time to time, deem advisable.

The tables below show the amount of the Distribution Fee for the fiscal year or period ended December 31, 2019.

Fund	Distribution Fee incurred by Investor Class Shares
Equity Fund†	$34
International Fund†	$1,568
Alternative Strategies Fund	$418,376
High Income Alternatives Fund	$3,148
†	Effective April 29, 2019, the Investor Class shares of the Equity Fund and International Fund were converted into Institutional Class shares of the corresponding Fund.

Fund	Advertising and Marketing	Printing and Postage	Payment to Distributor	Payment to Dealers	Compensation to Sales Personnel	Other Expenses
Equity Fund†	$0	$0	$34	$0	$0	$0
International Fund†	$0	$0	$1,568	$0	$0	$0
Alternative Strategies Fund	$0	$0	$418,376	$0	$0	$0
High Income Alternatives Fund	$0	$0	$3,148	$0	$0	$0
†	Effective April 29, 2019, the Investor Class shares of the Equity Fund and International Fund were converted into Institutional Class Shares of the corresponding Fund.

Other Shareholder Servicing Expenses Paid by the Funds

The Funds make payments to financial intermediaries for certain sub-recordkeeping, sub-transfer agent or similar services provided by financial intermediaries in amounts determined by the Funds’ Board of Trustees to represent reasonable amounts for those services. These expenses paid by a Fund would remain subject to any overall expense limitation applicable to that Fund. These expenses are in addition to any supplemental amounts the Advisor pays out of its own resources and are in addition to a Fund’s payment of any amounts through the Distribution Plan.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide financial intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take these payment arrangements into account when considering and evaluating any recommendations relating to the Funds’ shares.

The table below identifies the financial intermediaries who received compensation from the Funds for providing sub-recordkeeping, sub-transfer agency or similar services during the calendar year ended December 31, 2019:

Firm

Bank of America Merrill Lynch

Charles Schwab

Fidelity Investments

Great West Financial Services

LPL Financial

Massachusetts Mutual

National Financial Services, LLC (Fidelity Brokerage)

Nationwide

Pershing LLC

TD – Ameritrade

Vanguard

Voya Financial

Payments by the Advisor

Set forth below is a list of the member firms of FINRA to which the Advisor, or its affiliates, made payments out of their revenues in connection with the sale and distribution of the Funds’ shares or for services to the Funds and their shareholders for the year ended December 31, 2019. Such payments are in addition to any Distribution Plan amounts paid to such FINRA member firms. Any additions, modifications, or deletions to the FINRA member firms identified in this list since December 31, 2019 are not reflected:

FINRA member firms

Raymond James

The Advisor or its affiliates may also make payments to selling and shareholder servicing agents that are not FINRA member firms and that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of a Sub-Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions as compared to the costs and taxable transactions of an investment company that holds investments for a longer period. The Advisor does not expect each Fund’s portfolio turnover rate (except for the Alternative Strategies Fund) to exceed 150% in most years.

Portfolio turnover rates for the fiscal years or period ended December 31, 2019 and 2018 were as follows:

Fund	2019	2018
Equity Fund	25.02%	41.68%
International Fund	45.48%	35.15%
Smaller Companies Fund	64.88%	75.00%
Alternative Strategies Fund	190.21%	197.04%
High Income Alternatives Fund	90.51%	125.92%

NET ASSET VALUE

The NAV of a Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE (currently, 4:00 p.m., Eastern Time) each business day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King’s Birthday, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in a Fund outstanding at such time.

Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. In that case, the price used to determine a Fund’s NAV on the last day on which such exchange was open will be used, unless the Board determines that a different price should be used. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which a Fund’s NAV is not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Fund calculates its NAV may occur between the times when such securities are valued and the close of the NYSE which will not be reflected in the computation of a Fund’s NAV unless the Board or its delegates deem that such events would materially affect the NAV, in which case an adjustment would be made.

Generally, a Fund’s investments are valued on the basis of market quotations. Securities or assets for which market quotations are not available, or for which the pricing service approved by the Board does not provide a valuation or provides a valuation that in the judgment of the relevant Sub-Advisor, with the concurrence of the Advisor, is stale or does not represent the fair value of such securities or assets, shall be valued by the Valuation Committee in consultation with the Advisor, the relevant Sub-Advisor, and the Administrator pursuant to procedures approved by the Board.

Each Fund’s securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges, are generally determined on the basis of the last reported sale price on the exchange on which such securities are traded (or the NASDAQ official closing price for NASDAQ-reported securities, if such price is provided by the Funds’ accountant), as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Sub-Advisors to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities, which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

Corporate debt securities, mortgage-related securities and asset-backed securities held by a Fund are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service and approved by the Board, or at fair value as determined in good faith by procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is the last sale or settlement price on the exchange or board of trade on which the future is traded or, if no sales are reported, at the mean between the last bid and asked price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board. If an options or futures exchange closes after the time at which a Fund’s NAV is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the NAV.

Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

TAXATION

The following is a summary of certain material U.S. federal income tax consequences of acquiring, holding and disposing of the interests in the Funds. It is based upon the Code, the U.S. Treasury Regulations promulgated thereunder, published rulings and court decisions, all as in effect on the date hereof and all of which are subject to change or differing interpretations at any time (possibly with retroactive effect). This summary does not purport to deal with all of the U.S. federal income tax consequences applicable to a Fund or to all categories of investors, some of whom may be subject to special rules (including, without limitation, dealers in securities or currencies, financial institutions, life insurance companies, holders of Fund interests held as part of a “straddle,” “hedge” or “conversion transaction” with other investments, persons whose “functional currency” is not the U.S. dollar or persons for whom the Fund interests are not capital assets). This discussion also does not address U.S. federal tax consequences other than income taxes (such as estate and gift tax consequences). In addition, the following discussion generally applies only to “U.S. persons,” as defined for U.S. federal income tax purposes) who are beneficial owners of Fund interests. A “U.S. person” is generally defined as (i) a citizen or resident of the United States, (ii) a corporation (or an entity treated as a corporation for federal income tax purposes) or partnership (or an entity or arrangement treated as a partnership for federal income tax purposes) created or organized in or under the law of the United States or any political subdivision thereof, (iii) an estate whose income is subject to U.S. federal income tax regardless of its source or (iv) a trust if (a) it is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) is an investor in the Funds, the U.S. federal income tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership.

The tax consequences of an investment in the Funds will depend not only on the nature of the Funds’ operations and the then applicable U.S. federal tax principles, but also on certain factual determinations that cannot be made at this time, and upon a particular investor’s individual circumstances. No advance rulings have been sought from the Internal Revenue Service (the “IRS”).

IN VIEW OF THE FOREGOING, EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING ALL THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF AN INVESTMENT IN THE FUNDS WITH SPECIFIC REFERENCE TO SUCH INVESTOR’S OWN PARTICULAR TAX SITUATION AND RECENT CHANGES IN APPLICABLE LAW.

Each Fund will be taxed, under the Code, as a separate entity from any other series of the Trust, and each Fund has elected to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code. In each taxable year that a Fund qualifies, a Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

In order to qualify for treatment as a RIC, a Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of its assets may be invested in (i) securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, (ii) securities (other than the securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) securities of one or more of qualified publicly traded partnerships, as such term is defined under the Code.

Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains to the extent permitted under the Code. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders’ income on which the alternative minimum tax may be imposed. A Fund may make taxable distributions to shareholders even during periods in which share prices have declined. Tax consequences are not the primary consideration of a Fund in implementing its investment strategy.

Each Fund or any securities dealer effecting a redemption of a Fund’s shares by a shareholder will be required to file information reports with the IRS with respect to distributions and payments made to the shareholder. In addition, under the federal backup withholding rules, a Fund will be required to withhold federal income tax at the current rate of 24% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the account application or with respect to which a Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to federal backup withholding.

Each Fund intends to declare and pay dividends and other distributions, as stated in the prospectus. In order to avoid the payment of a 4% non-deductible federal excise tax based on net income, a Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98.2% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

Certain U.S. shareholders, including individuals and estates and trusts, in the higher income brackets will be subject to an additional 3.8% federal tax on all or a portion of their “net investment income,” which generally will include dividends from the Funds and net gain from the disposition of shares of the Funds. U.S. shareholders are urged to consult their tax advisors regarding the implications of the additional net investment income tax resulting from an investment in the Funds.

Each Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of a Fund may be entitled to the dividends received deduction, and individual shareholders may, depending on the Fund’s underlying sources of income, have “qualified dividend income,” which would be subject to tax at the shareholder’s maximum federal capital gains tax rate. Availability of the deduction and/or taxation at the maximum federal capital gains tax rate is subject to certain holding period and debt-financing limitations.

The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies should qualify as permissible income under Subchapter M of the Code.

For accounting purposes, premiums paid by a Fund are recorded as an asset and are subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

Any security, option or other position entered into or held by a Fund that substantially diminishes the Fund’s risk of loss from any other position held by that Fund may constitute a straddle for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by a Fund at the end of its taxable year generally will be required to be “marked to market” for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60%/40% rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

Redemptions and exchanges of shares of a Fund will result in gains or losses for federal income tax purposes to the extent of the difference between the proceeds and the shareholder’s adjusted tax basis for the shares. Any loss realized (to the extent it is allowed) upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of the Fund may be disallowed to the extent shares of the same Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

During the year or period ended December 31, 2019, the Funds utilized the following amounts of capital loss carry forwards:

Fund	Capital Loss Carryforwards Utilized
Equity Fund	$—
International Fund	$4,721,435
Smaller Companies Fund	$—
Alternative Strategies Fund	$4,871,907
High Income Alternatives Fund	$1,190,910

The capital loss carryforwards for each Fund were as follows:

	Equity Fund	International Fund	Smaller Companies Fund	Alternative Strategies Fund	High Income Alternatives Fund
Capital Loss Carryforwards
Expires 12/31/20	$—	$—	$—	$—	$—
Short-Term	$—	$(38,306,691)	$(88,569)	$(16,075,806)	$—
Long-Term	$—	$—	$—	$(4,532,337)	$—
Total	$—	$(38,306,691)	$(88,569)	$(20,608,143)	$—

Distributions and redemptions may be subject to state and local taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from a Fund.

Under the Foreign Account Tax Compliance Act (“FATCA”), and subject to any applicable intergovernmental agreements, a 30% withholding tax on each Fund’s distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Under proposed Treasury regulations, which were to take effect on January 1, 2019 and upon which taxpayers may rely unless and until overridden by subsequent regulations, FATCA withholding on gross proceeds from the sale or disposition of Fund shares and capital gain distributions is eliminated. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Funds will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

The above discussion and the related discussion in each prospectus are not intended to be complete discussions of all applicable tax consequences of an investment in the Funds. Paul Hastings LLP, counsel to the Trust, has expressed no opinion in respect thereof. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in a Fund.

DIVIDENDS AND DISTRIBUTIONS

Dividends from a Fund’s investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits. Tax consequences are not the primary consideration of the Funds in implementing their investment strategies. Distributions of a Fund’s net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares. A Fund may make taxable distributions to shareholders even during periods in which the share price has declined.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of such year if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

The Funds are required to withhold as backup withholding 24% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with their correct taxpayer identification number. The Funds also are required to withhold 24% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to federal backup withholding.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Funds’ transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and conducting a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

GENERAL INFORMATION

The Trust is a Delaware statutory trust organized on August 1, 1996. The Equity Fund commenced operations on December 31, 1996. The International Fund commenced operations on December 1, 1997. The Smaller Companies Fund commenced operations on June 30, 2003. The Alternative Strategies Fund commenced operations on September 30, 2011. The High Income Alternatives Fund commenced operations on September 28, 2018. The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust’s liquidation, all shareholders would share pro rata in the net assets of a Fund available for distribution to shareholders. The Board has created five series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund will be allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

The Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act on behalf of the Funds. Currently, the Alternative Strategies Fund and High Income Alternatives Fund are each authorized to issue two classes of shares: Institutional Class shares and Investor Class shares. The Equity Fund, International Fund and Smaller Companies Fund are authorized to issue one class of shares: Institutional Class shares.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. Rule 18f-2 contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Each Fund may hold special meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes each shareholder is entitled to is based on the number of shares he or she owns. Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held.

The Equity Fund, the International Fund, the Smaller Companies Fund, the Alternative Strategies Fund and the High Income Alternatives Fund are the only operating series of shares of the Trust. The Board may, at its own discretion, create additional series of shares. The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for the Trust’s acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for its obligations.

The Agreement and Declaration of Trust provides that the shareholders have the right to remove a Trustee. Upon the written request of the record holders of 10% of the Trust’s shares, the Trustees will call a meeting of shareholders to vote on the removal of a Trustee. No amendment may be made to the Agreement and Declaration of Trust that would have a material adverse effect on shareholders without the approval of the holders of more than 50% of the Trust’s shares. Shareholders have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable by the Trust, except as set forth above.

The Trust and Litman Gregory have obtained an exemptive order from the SEC, which permits Litman Gregory, subject to certain conditions, to hire, terminate and replace managers with the approval of the Board only and without shareholder approval. Within 60 days of the hiring of any new manager or the implementation of any proposed material change in a sub-advisory agreement with an existing manager, shareholders will be furnished information about the new manager or sub-advisory agreement that would be included in a proxy statement. The order also permits a Fund to disclose sub-advisory fees only in the aggregate in its registration statement. Pursuant to the order, shareholder approval is required before Litman Gregory enters into any sub-advisory agreement with a manager that is affiliated with the Funds or Litman Gregory.

The Trust, the Advisor, the Sub-Advisors and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of the Advisor, the Sub-Advisors and the Distributor, to invest in securities that may be purchased or held by the Funds.

The Trust’s custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 is responsible for holding the Funds’ assets and acting as the Trust’s accounting services agent. The Trust’s transfer agent, DST Asset Manager Solutions, Inc., is located at 330 West Ninth Street, Kansas City, Missouri, 64105. You may call DST Asset Manager Solutions, Inc. at 1-800-960-0188 if you have questions about your account. The Trust’s independent registered public accounting firm, Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, also assists with the Funds’ tax returns. The Trust’s legal counsel is Paul Hastings LLP, 101 California Street, 48th Floor, San Francisco, California 94111.

The Funds reserve the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s NAV (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

FINANCIAL STATEMENTS

The audited financial statements, including the Financial Highlights of the Funds for the year ended December 31, 2019, and Cohen & Company, Ltd.’s report thereon are incorporated by reference. The report of Cohen & Company, Ltd., the independent registered public accounting firm of the Funds, with respect to the audited financial statements, is incorporated herein in its entirety in reliance upon such report of Cohen & Company, Ltd. and on the authority of such firm as experts in auditing and accounting. Shareholders will receive a copy of the audited and unaudited financial statements at no additional charge when requesting a copy of the SAI.

APPENDIX

Description of Ratings

The following terms are generally used to describe the credit quality of debt securities:

Moody’s Investors Service, Inc.: Corporate Bond Ratings

Aaa – Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa – Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from Aa through Caa. Both the Aaa and Aa rating classifications. The modifier “1” indicates that the security ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its generic rating category. Additionally a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

A – Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations and subject to low credit risk. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa – Bonds which are rated Baa are considered as medium grade obligations, subject to moderate credit risk, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Corporation: Corporate Bond Ratings

AAA – This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA – Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A – Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB – Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Commercial Paper Ratings

Moody’s commercial paper ratings are assessments of the issuer’s ability to repay punctually promissory obligations. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1 – highest quality; Prime 2 – higher quality; Prime 3 – high quality.

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers “1”, “2” and “3” to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A “+” designation is applied to those issues rated “A-1” which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation “A-2” is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation “A-3” have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

LITMAN GREGORY FUNDS TRUST

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	Articles of Incorporation.

(1)Agreement and Declaration of Trust (1)

(A)Amendment to Agreement and Declaration of Trust (2)

(B)Amendment to Agreement and Declaration of Trust dated December 4, 2008 (8)

(C)Amendment to Agreement and Declaration of Trust dated August 31, 2011 (8)

(b)	By-laws (12)
(c)	Instruments Defining Rights of Security Holders – See Articles III and V of Agreement and Declaration of
Trust and Article II of Third Amended and Restated By-Laws
(d)	Investment Advisory Contracts

(1)Unified Investment Advisory Agreement between Litman Gregory Funds Trust and Litman Gregory Fund Advisors, LLC dated April 1, 2013 (10)

(2)Amended Appendix A and Appendix B dated August 28, 2018 to the Unified Investment Advisory Agreement, as revised for the High Income Alternatives Fund dated December 10, 2018 (17)

(3)Sub-Advisory Agreements

(A)Equity Fund

1.Investment Management Agreement with Davis Selected Advisers L.P. (13)

2.Investment Management Agreement with Fiduciary Management, Inc. (13)

3.Investment Management Agreement with Harris Associates L.P. (7)

4.Investment Management Agreement with Nuance Investments, LLC (18)

5.Investment Management Agreement with Sands Capital Management, LLC (13)

6.Investment Management Agreement with Wells Capital Management, Inc. (13)

(B)International Fund

1.Investment Management Agreement with Evermore Global Advisors, LLC (15)

2.Investment Management Agreement with Harris Associates L.P. (13)

3.Investment Management Agreement with Lazard Asset Management LLC (13)

4.Investment Management Agreement with Pictet Asset Management Limited (15)

(C)Smaller Companies Fund

1.Investment Management Agreement with Cove Street Capital, LLC (13)

2.Investment Management Agreement with Segall Bryant & Hamill, LLC (16)

3.Investment Management Agreement with Wells Capital Management, Inc. (13)

(D)Alternative Strategies Fund

1.Investment Management Agreement with DCI, LLC (16)

2.Investment Management Agreement with DoubleLine Capital LP (13)

3.Investment Management Agreement with First Pacific Advisors, LLC (13)

4.Investment Management Agreement with Loomis, Sayles & Company, L.P. (13)

5.Investment Management Agreement with Water Island Capital LLC (13)

(E)High Income Alternatives Fund

1.Investment Management Agreement with Ares Management LLC (17)

2.Investment Management Agreement with Brown Brothers Harriman & Co. (17)

3.Investment Management Agreement with Guggenheim Partners Investment Management,

LLC(18)

4.Investment Management Agreement with Neuberger Berman Investment Advisers LLC(17)

(e)	Underwriting Contracts

(1)Distribution Agreement with ALPS Distributors, Inc. dated April 26, 2018 (16)

(2)Distribution Letter Agreement with ALPS Distributors, Inc. dated April 16, 2018 (16)

1

(3)Amendment to the Distribution Agreement – to be filed by amendment

(f)	Bonus or Profit Sharing Contracts – None
(g)	Custodian Agreements

(1)Custody Agreement with State Street Bank and Trust Company dated January 2, 1997 (13)

(A)Amendment dated September 20, 2018 to the Custody Agreement (18)

(h)	Other Material Contracts

(1)Administration Agreement with State Street Bank and Trust Company dated September 10, 2014 (13)

(A)Amendment dated September 20, 2018 to the Administration Agreement (18)

(2)Power of Attorney dated April 30, 2014 (13)

(3)Restated Contractual Advisory Fee Waiver Agreement (13)

(A)Amendment dated August 31, 2011 to the Restated Contractual Advisory Fee Waiver Agreement (13)

(B)Amendment dated May 20, 2013 to the Restated Contractual Advisory Fee Waiver Agreement (11)

(C)Amendment dated January 1, 2017 to the Restated Contractual Advisory Fee Waiver Agreement (15)

(D)Amendment dated August 28, 2018 to the Restated Contractual Advisory Fee Waiver Agreement (17)

(4)Operating Expenses Limitation Agreement

(A)Operating Expenses Limitation Agreement dated August 28, 2018 for the High Income Alternatives Fund (17)

(i)	Legal Opinion

(1)Consent of Counsel – filed herewith

(j)	Other Opinions

(1)Consent of Independent Registered Public Accounting Firm – filed herewith

(k)	Omitted Financial Statements – None
(l)	Initial Capital Agreements

(1)Subscription Agreement (initial seed capital only) (3)

(m)	Rule 12b-1 Plan

(1)Distribution and Shareholder Servicing Plan (12b-1 Plan) – filed herewith

(n)	Rule 18f-3 Plan

(1)Multiple Class Plan – filed herewith

(o)	Reserved
(p)	Codes of Ethics

(1)Code of Ethics for Litman Gregory Funds Trust (16)

(2)Code of Ethics for Litman Gregory Fund Advisors, LLC (16)

(3)Code of Ethics for ALPS Distributors, Inc. (16)

(4)Codes of Ethics for the Sub-Advisors

(A)Davis Selected Advisers, L.P. (18)

(B)First Pacific Advisors, LLC – filed herewith

(C)Wells Capital Management, Inc. – filed herewith

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(D)Nuance Investments, LLC (12)

(E)Cove Street Capital, LLC (16)

(F)Harris Associates L.P. – filed herewith

(G)Sands Capital Management, LLC (15)

(H)DoubleLine Capital LP – filed herewith

(I)Loomis, Sayles & Company, L.P. (18)

(J)Water Island Capital, LLC (15)

(K)Lazard Asset Management LLC (16)

(L)Fiduciary Management, Inc. (12)

(M)Pictet Asset Management Limited (15)

(N)Evermore Global Advisors, LLC (15)

(O)DCI, LLC (18)

(P)Segall Bryant & Hamill, LLC (18)

(Q)Ares Management LLC (17)

(R)Brown Brothers Harriman & Co. (17)

(S)Guggenheim Partners Investment Management, LLC (17)

(T)Neuberger Berman Investment Advisers LLC – filed herewith

(1)Previously filed as an exhibit to the Registrant's initial Registration Statement on Form N-1A, filed with the Securities and Exchange Commission ("SEC") on August 12, 1996, and is herein incorporated by reference.

(2)

(3)

(4)

Previously filed as an exhibit to the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed with the SEC on November 15, 1996, and is hereby incorporated by reference.

Previously filed as an exhibit to the Registrant's Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed with the SEC on December 17, 1996, and is herein incorporated by reference.

Previously filed as an exhibit to the Registrant's Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed with the SEC on April 20, 2000, and is herein incorporated by reference.

(5)

(6)

Previously filed as an exhibit to the Registrant's Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed with the SEC on February 25, 2004, and is herein incorporated by reference.

Previously filed as an exhibit to the Registrant's Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2008, and is herein incorporated by reference.

(7)Previously filed as an exhibit to the Registrant's Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2010, and is herein incorporated by reference.

(8)Previously filed as an exhibit to the Registrant's Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A, filed with the SEC on September 2, 2011, and is herein incorporated by reference.

(9)

(10)

Previously filed as an exhibit to the Registrant's Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2012, and is herein incorporated by reference.

Previously filed as an exhibit to the Registrant's Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A, filed with the SEC on May 1, 2013, and is herein incorporated by reference.

(11)Previously filed as an exhibit to the Registrant's Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A, filed with the SEC on February 26, 2014, and is herein incorporated by reference.

(12)Previously filed as an exhibit to the Registrant's Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2014, and is herein incorporated by reference.

3

(13)Previously filed as an exhibit to the Registrant's Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2015, and is herein incorporated by reference.

(14)Previously filed as an exhibit to the Registrant's Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A, filed with the SEC on April 29, 2016, and is herein incorporated by reference.

(15)Previously filed as an exhibit to the Registrant's Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A, filed with the SEC on April 28, 2017, and is herein incorporated by reference.

(16)Previously filed as an exhibit to the Registrant's Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2018, and is herein incorporated by reference.

(17)Previously filed as an exhibit to the Registrant's Post-Effective Amendment No. 85 to the Registration Statement on Form N-1A, filed with the SEC on September 6, 2018, and is herein incorporated by reference.

(18)Previously filed as an exhibit to the Registrant's Post-Effective Amendment No. 87 to the Registration Statement on Form N-1A, filed with the SEC on April 30, 2019, and is hereby incorporated by reference.

Item 29. Persons Controlled by or Under Common Control with the Fund

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

Article VI of Registrant's By-Laws states as follows:

Section 1. AGENTS, PROCEEDINGS AND EXPENSES. For the purpose of this Article, "agent" means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes without limitation attorney's fees and any expenses of establishing a right to indemnification under this Article.

Section 2. ACTIONS OTHER THAN BY TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed:

(a)in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust's best interests, and

(b)in all other cases, that his conduct was at least not opposed to the Trust's best interests, and

(c)in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the

4

person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person's conduct was unlawful.

Section 3. ACTIONS BY THE TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

Section 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent's office with this Trust.

No indemnification shall be made under Sections 2 or 3 of this Article:

(a)In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

(b)In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person's duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine.

(c)Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this Article is obtained.

Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of any claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

Section 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

(a)A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or

(b)A written opinion by an independent legal counsel.

Section 7. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i) security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a

5

quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

Section 8. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

Section 9. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

(a)that it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

(b)that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

Section 10. INSURANCE. Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Agreement and Declaration of Trust of the Trust.

Section 11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN. This Article does not apply to any proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

In addition to the indemnification provisions provided for in the Registrant's By-Laws, the Registrant has also entered into indemnification agreements (the "Indemnification Agreements") with each of the Trustees and with its Chief Compliance Officer (collectively, the "Indemnitees"). The Indemnification Agreements set forth the procedure by which Indemnitees are to request and receive advancement of expenses and indemnification. The Indemnification Agreements provide that, in any determination for advancement of expenses or indemnification, the Indemnitees are entitled to a rebuttable presumption that they did not engage in conduct that would disqualify them from eligibility to receive advancement of expenses or for indemnification. The Indemnification Agreements also set forth the procedure by which an independent counsel may be chosen if independent counsel is to make a determination of any Indemnitee's qualification for advancement of expenses or indemnification.

Item 31. Business and Other Connections of the Investment Adviser

The information required by this item is contained in the Form ADVs of the following entities and is incorporated herein by reference:

Name of Investment Adviser	File No.
Litman Gregory Fund Advisors, LLC	801-52710
Name of Sub-Advisors
Ares Management LLC	801-63800
6

Brown Brothers Harriman & Co.	801-60256
Cove Street Capital, LLC	801-72231
Davis Selected Advisors, L.P.	801-31648
DCI, LLC	801-63857
DoubleLine Capital LP	801-70942
Evermore Global Advisors, LLC	801-70645
Fiduciary Management, Inc.	801-15164
First Pacific Advisors, LLC	801-67160
Guggenheim Partners Investment Management, LLC	801-66786
Harris Associates L.P.	801-50333
Lazard Asset Management LLC	801-61701
Loomis, Sayles & Company, L.P.	801-170
Neuberger Berman Investment Advisers LLC	801-61757
Nuance Investments, LLC	801-69682
Pictet Asset Management Limited	801-15143
Sands Capital Management, LLC	801-64820
Segall Bryant & Hamill, LLC	801-47232
Water Island Capital, LLC	801-57341
Wells Capital Management, Inc.	801-21122

Item 32. Principal Underwriters

(a)ALPS Distributors, Inc., the Registrant's principal underwriter, acts as principal underwriter for the following investment companies:

1 WS Credit Income Fund

1290 Funds

Aberdeen Standard Investments ETFs

ALPS Series Trust

The Arbitrage Funds

AQR Funds

Barings Funds Trust

BBH Trust

Bluerock Total Income + Real Estate Fund

Brandes Investment Trust

Bridge Builder Trust

Broadstone Real Estate Access Fund

Broadview Funds Trust

Brown Advisory Funds

Brown Capital Management Mutual Funds

Centre Funds

CION Ares Diversified Credit Fund

CCReal Estate Income Fund Columbia ETF Trust Columbia ETF Trust I Columbia ETF Trust II CRM Mutual Fund Trust CSOP ETF Trust

Cullen Funds Trust DBX ETF Trust

Flat Rock Opportunity Fund Financial Investors Trust Firsthand Funds

FS Credit Income Fund

FS Energy Total Return Fund FS Series Trust

7

FS Multi-Alternative Income Fund

Goehring & Rozencwajg Investment Funds

Goldman Sachs ETF Trust

Griffin Institutional Access Credit Fund

Griffin Institutional Access Real Estate Fund

Hartford Funds Exchange-Traded Trust

Hartford Funds NextShares Trust

Heartland Group, Inc.

Holland Series Fund, Inc.

Index Funds

IndexIQ ETF Trust

IndexIQ Active ETF Trust

Infusive US Trust

James Advantage Funds

Janus Detroit Street Trust

Lattice Strategies Trust

Litman Gregory Funds Trust

Longleaf Partners Funds Trust

M3Sixty Funds Trust

Mairs & Power Funds Trust

Meridian Fund, Inc.

Natixis ETF Trust

Pax World Funds Series Trust I

Pax World Series Trust III

Principal Exchange-Traded Funds

Reality Shares ETF Trust

Resource Credit Income Fund

Resource Real Estate Diversified Income Fund

RiverNorth Funds

Sierra Total Return Fund

Smead Funds Trust

SPDR Dow Jones Industrial Average ETF Trust

SPDR S&P 500 ETF Trust

SPDR S&P MidCap 400 ETF Trust

Sprott ETF Trust

Stadion Investment Trust

Stone Harbor Investment Funds

Stone Ridge Trust

Stone Ridge Trust II

Stone Ridge Trust III

Stone Ridge Trust IV

Stone Ridge Trust V

USCF ETF Trust

Wasatch Funds Trust

WesMark Funds

Wilmington Funds

XAI Octagon Credit Trust

(b)To the best of Registrant's knowledge, the directors and executive officers of ALPS Distributors, Inc. are as follows:

8

Name and Principal	Positions and Offices with	Positions and Offices
Business Address*	ALPS Distributors, Inc.	with Registrant
Bradley J. Swenson	Director, President, Chief Operating Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Joseph J. Frank**	Secretary	None
Patrick J. Pedonti**	Vice President, Treasurer and Assistant Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Steven Price	Senior Vice President, Chief Compliance Officer	None
Stephen J. Kyllo	Vice President, Deputy Chief Compliance Officer	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Josh Eihausen	Vice President, Associate Senior Counsel	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Mark Kiniry	Senior Vice President	None
Stephen J. Kyllo	Vice President, Deputy Chief Compliance Officer	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

*Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**The principal business address for Messrs. Pedonti and Frank is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c)Not applicable.

Item 33. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of

1940, as amended (the "1940 Act"), and the rules thereunder are maintained at the following locations:

Records Relating to:	Are located at:
Registrant's Investment Adviser	Litman Gregory Fund Advisors, LLC
1676 N. California Blvd., Suite 500
Walnut Creek, CA 94596
Registrant's Fund Administrator	State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02116
Registrant's Custodian/Fund Accountant	State Street Bank and Trust Company
1776 Heritage Drive
Quincy, MA 02171
Registrant's Distributor	ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Registrant's Transfer Agent	DST Asset Manager Solutions, Inc. (formerly, Boston Financial
Data Services, Inc.)
330 West 9th Street
Kansas City, MO 64105

The documents required to be maintained by paragraphs (5), (6), (10) and (11) of Rule 31a-1(b) under the 1940 Act will be maintained by the Registrant's respective Sub-Advisors:

9

Ares Management LLC

2000 Avenue of the Stars, 12th Floor

Los Angeles, CA 90067

Brown Brothers Harriman & Co.

140 Broadway

New York, NY 10005

Cove Street Capital, LLC

2101 East El Segundo, Suite 302

El Segundo, CA 90245

Davis Selected Advisers, L.P.

2949 E. Elvira Rd. Suite 101

Tucson, AZ, 85756

DCI, LLC

201 Spear Street, Suite 250

San Francisco, CA 94105

DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

Evermore Global Advisors, LLC

89 Summit Avenue

Summit, NJ 07901

Fiduciary Management, Inc.

100 East Wisconsin Avenue, Suite 2200

Milwaukee, WI 53202

First Pacific Advisors, LLC

11601 Wilshire Boulevard, Suite 1200

Los Angeles, CA 90025

Guggenheim Partners Investment Management, LLC 100 Wilshire Boulevard, 5th Floor

Santa Monica, CA 90401

Harris Associates L.P.

111 S. Wacker Drive, Suite 4600

Chicago, IL 60606

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, NY 10112

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, MA 02111

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

Nuance Investments, LLC

4900 Main Street, Suite 220

Kansas City, MO 64112

Pictet Asset Management Limited

Moor House, 120 London Wall

London EC2Y 5ET – United Kingdom

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, VA 22209

10

Segall Bryant & Hamill, LLC

540 West Madison Street, Suite 1900

Chicago, IL 60661

Water Island Capital, LLC

41Madison Avenue, 42nd Floor New York, NY 10010

Wells Capital Management, Inc. 100 Heritage Reserve Menomonee Falls, WI 53051

Item 34. Management Services

The Registrant has disclosed all management-related service contracts in Parts A and B.

Item 35. Undertakings

Registrant hereby undertakes to:

(1)Furnish each person to whom a Prospectus is delivered a copy of Registrant's latest annual report to shareholders, upon request and without charge.

(2)If requested to do so by the holders of at least 10% of the Trust's outstanding shares, call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee and assist in communications with other shareholders.

11

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 92 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of Walnut Creek and State of California, on the 29th day of April, 2020.

LITMAN GREGORY FUNDS TRUST

By: /s/ Jeremy DeGroot

Jeremy DeGroot

President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 92 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Julie Allecta*	Trustee	April 29, 2020
Julie Allecta
/s/ Jeremy DeGroot	Trustee and President	April 29, 2020
Jeremy DeGroot	(Principal Executive Officer)
/s/ Frederick A. Eigenbrod, Jr.*	Trustee	April 29, 2020
Frederick A. Eigenbrod, Jr.
/s/ Harold M. Shefrin*	Trustee	April 29, 2020
Harold M. Shefrin
/s/ John Coughlan	Treasurer	April 29, 2020
John Coughlan	(Principal Financial Officer)
* By: /s/ John Coughlan
John Coughlan, Attorney-in-Fact

12

			INDEX TO EXHIBITS
Description
(i)	(1)		Consent of Counsel
(j)	(1)		Consent of Independent Registered Public Accounting Firm
(m)	(1)		Distribution and Shareholder Servicing Plan
(n)	(1)		Multiple Class Plan
(p)	(4)	(B)	Code of Ethics of First Pacific Advisors, LLC
(p)	(4)	(C)	Code of Ethics of Wells Capital Management, Inc.
(p)	(4)	(F)	Code of Ethics of Harris Associates L.P.
(p)	(4)	(H)	Code of Ethics of DoubleLine Capital L.P.
(p)	(4)	(T)	Code of Ethics of Neuberger Berman Investment Advisers LLC